Filed Pursuant to Rule 497
Securities Act File No. 333-204582

PROSPECTUS SUPPLEMENT
(to Prospectus dated May 1, 2017)

$50,000,000

Capitala Finance Corp.

5.75% Convertible Notes due 2022

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed under the Small Business Investment Company Act (“SBIC”), we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We are managed by Capitala Investment Advisors, LLC, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such are subject to reduced public company reporting requirements.

We are offering $50.0 million in aggregate principal amount of 5.75% convertible notes due 2022, which we refer to as the “Notes.” The Notes will mature on May 31, 2022. We will pay interest on the Notes on February 28, May 31, August 31 and November 30 of each year, beginning on August 31, 2017. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof. The Notes will be convertible, at your option, into shares of our common stock initially at a conversion rate of 1.5913 shares per $25.00 principal amount of Notes (equivalent to an initial conversion price of approximately $15.71 per share), subject to adjustment as described in this prospectus supplement, at any time on or prior to the close of business on the business day immediately preceding the maturity date. You may require us to purchase all or a portion of your Notes upon a fundamental change at a cash repurchase price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date. See “Description of Notes — Fundamental Change Permits Holders to Require us to Repurchase Notes.”

We may not redeem the Notes prior to maturity, and no “sinking fund” is provided for the Notes, which means that we are not required to redeem or retire the Notes periodically.

The Notes will be our direct unsecured obligations and rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 7.125% fixed-rate notes due 2021 (the “2014 Notes”) and our 6.00% fixed-rate notes due 2022 (the “2022 Notes”). Because the Notes will not be secured by any of our assets, they will be effectively subordinated to all of our existing and future secured indebtedness (including our $120.0 million Credit Facility, which has a current balance of $44.0 million, and other indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including our wholly owned SBIC subsidiaries, and financing vehicles since the Notes are obligations exclusively of Capitala Finance Corp. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes.

As of the offering date of the Notes, the Notes will rank pari passu with, which means equal to, approximately $113.4 million in aggregate principal amount of our 2014 Notes, plus accrued interest, and $70.0 million in aggregate principal amount of our 2022 Notes, plus accrued interest. The Notes will also rank pari passu with, which means equal to, our general liabilities. In total, these general liabilities were approximately $5.0 million as of March 31, 2017. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.

Our common stock is listed on The Nasdaq Global Select Market under the symbol “CPTA.” The last reported sale price of our common stock on May 23, 2017 was $13.78 per share.

We intend to list the Notes on the NASDAQ Capital Market and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “CPTAG.” The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

Please read this prospectus supplement and the accompanying prospectus before investing in the Notes and keep each for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor ought to know before investing in the Notes. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at by mail at 4201 Congress St., Suite 360, Charlotte, NC 28209, by telephone at (704) 376-5502 or on our website at http://www.capitalagroup.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission (“SEC”) also maintains a website at http://www.sec.gov that contains information about us.

Investing in the Notes involves a high degree of risk and should be considered speculative. For more information regarding the risks you should consider, including the risk of leverage, please see “Supplementary Risk Factors” beginning on page S-19 of this prospectus supplement and “Risk Factors” on page 23 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or determined if either this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public offering price	100.0%	$50,000,000
Underwriting discount (sales load)	3.0%	$1,500,000
Proceeds to us before expenses(1)	97.0%	$48,500,000

(1)	We estimate that we will incur approximately $300,000 in offering expenses in connection with this offering. See “Underwriting.”

The underwriters may exercise an option to purchase up to an additional $7,500,000 total aggregate principal amount of Notes offered hereby, within 30 days of the date of this prospectus supplement. If this option is exercised in full, the total public offering price will be $57,500,000, the total underwriting discount (sales load) paid by us will be $1,725,000, and total proceeds, before expenses, will be $55,775,000.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about May 26, 2017.

Sole Book-Running Manager

Keefe, Bruyette & Woods
            A Stifel Company

Co-Managers

BB&T Capital Markets	Janney Montgomery Scott	Seaport Global

The date of this prospectus supplement is May 23, 2017

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. NEITHER WE NOR THE UNDERWRITERS HAVE AUTHORIZED ANY DEALER, SALESMAN, OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH THEY RELATE, NOR DO THEY CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION. THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IS ACCURATE ONLY AS OF THE DATES ON THEIR RESPECTIVE COVERS, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS OR ANY SALES OF THE SECURITIES. OUR FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THOSE DATES. TO THE EXTENT REQUIRED BY LAW, WE WILL AMEND OR SUPPLEMENT THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS TO REFLECT ANY MATERIAL CHANGES SUBSEQUENT TO THE DATE OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS AND PRIOR TO THE COMPLETION OF ANY OFFERING PURSUANT TO THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

We have filed a registration statement on Form N-2 (File No. 333-204582) utilizing a shelf registration process relating to the securities described in this prospectus supplement, which registration statement was declared effective on May 1, 2017.

This document is in two parts. The first part is the prospectus supplement, which describes the terms of this offering of Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure about the securities which we may offer from time to time, some of which may not apply to the Notes offered by this prospectus supplement. For information about the Notes, see “Summary of the Offering” and “Description of Notes” in this prospectus supplement and “Description of Our Debt Securities” in the accompanying prospectus.

To the extent the information contained in this prospectus supplement differs from or adds to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. The information contained in this prospectus supplement supersedes any inconsistent information included in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

Please carefully read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Where You Can Find Additional Information” and “Supplementary Risk Factors” included in this prospectus supplement and under “Available Information” and “Risk Factors” in the accompanying prospectus before investing in the Notes.

S-iii

PROSPECTUS SUPPLEMENT SUMMARY

The following summary contains basic information about the offering of our Notes pursuant to this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that is important to you. For a more complete understanding of the offering of our Notes pursuant to this prospectus supplement, we encourage you to read this entire prospectus supplement and the accompanying prospectus, and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the Notes we are offering. You should carefully read the sections entitled “Supplementary Risk Factors,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our consolidated financial statements included in this prospectus supplement and the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ option to purchase additional Notes.

Immediately prior to the pricing of Capitala Finance Corp.’s initial public offering (“IPO”) on September 24, 2013, we acquired, through a series of transactions (the “Formation Transactions”), an investment portfolio (the “Legacy Portfolio”) from the following entities:

•	CapitalSouth Partners Fund I Limited Partnership (“Fund I”);
•	CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar Fund”);
•	CapitalSouth Partners Fund II Limited Partnership (“Fund II”);
•	CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”); and
•	CapitalSouth Partners Fund III, L.P. (“Fund III Parent Fund”).

After the Formation Transactions, the Legacy Portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We issued an aggregate of approximately 9.0 million shares of our common stock to acquire the Legacy Portfolio. Fund II, Fund III, and Florida Sidecar Fund and their respective general partners became our wholly owned subsidiaries. Fund II and Fund III have each elected to be regulated as a BDC under the 1940 Act.

Except where the context suggests otherwise:

•	“we,” “us,” “our,” “Capitala Finance” and the “Company” refer to Capitala Finance Corp. and its subsidiaries,
•	“Capitala Investment Advisors,” the “Investment Advisor,” or “investment adviser” refer to Capitala Investment Advisors, LLC,
•	the “Administrator” or the “administrator” refers to Capitala Advisors Corp.,
•	the “Legacy Funds” refers collectively to Fund II, Fund III and their respective general partners; and
•	the “Legacy Investors” refers to the investors that received shares of our common stock through the Formation Transactions.

In this prospectus, we use the term “lower and traditional middle-market” to refer to companies generating between $10 million and $200 million in annual revenue and having at least $4.5 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Capitala Finance Corp.

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are managed by Capitala Investment Advisors, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds by making additional investments to the extent permitted by the SBA, as well as to make investments in portfolio companies directly at the Capitala Finance level. We expect that the investments we make at the Capitala Finance level will typically be similar to the investments we make through the Legacy Funds. We are an “emerging growth company” within the meaning of the JOBS Act, and as such are subject to reduced public company reporting requirements.

We invest primarily in first lien loans, as well as subordinated and second-lien loans and, to a lesser extent, equity securities issued by lower and traditional middle-market companies. We target companies in a diverse range of industries with a focus on business services, manufacturing, consumer and retail, and healthcare industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this provides us with an attractive risk-adjusted return profile, while protecting principal and increasing the likelihood of repayment.

Our Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $4.5 million and $30 million in trailing twelve month EBITDA. We believe our focus on direct lending to private companies enables us to receive higher interest rates and more substantial equity participation. As part of that strategy, we may invest in first-lien loans, which have a first priority security interest in all or some of the borrower’s assets. In addition, our first lien loans may include positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second lien loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. We also may invest in second lien loans, which have a second priority security interest in all or substantially all of the borrower’s assets. In addition to first and second lien loans, we invest in subordinated loans, which may include mezzanine and other types of junior debt investments. Like second lien loans, our subordinated loans typically have a second lien on all or substantially all of the borrower’s assets; however, the principal difference between subordinated loans and second lien loans is that in a subordinated loan, we may be subject to the interruption of cash interest payments, at the discretion of the first lien lender, upon certain events of default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.

We typically will not limit the size of our loan commitments to a specific percentage of a borrower’s assets that serve as collateral for our loan, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. As of March 31, 2017, our investment adviser underwrote investments in 122 lower middle-market and traditional middle-market companies totaling more than $1.1 billion of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.

Capitala Investment Advisors

We are managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in lower and traditional middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 122 portfolio companies totaling more than $1.1 billion of invested capital from 2000 through March 31, 2017. Capitala Investment Advisors’ investment team also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $4.5 million in annual EBITDA. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. An affiliate of the Investment Advisor also manages Capitala Private Credit Fund V, L.P. (“Fund V”); a private investment limited partnership providing financing solutions to the lower middle-market and traditional middle-market. In addition to Fund IV and Fund V, affiliates of Capitala Investment Advisors manage several affiliated funds. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors other than pursuant to the conditions of an exemptive order from the SEC, which we received on June 1, 2016, or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own. However, we have made and expect to continue to make co-investments with Fund V given its similar investment strategy.

Our investment adviser is led by Joseph B. Alala, III, our chief executive officer and chairman of our board of directors (the “Board”) and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a member of our Board and a partner of our investment adviser, Stephen A. Arnall, our chief financial officer, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Messrs. Alala, Broyhill and McGlinn serve as our investment adviser’s investment committee. They are assisted by Christopher B. Norton, who serves as the chief risk officer and a director of our investment adviser, Michael S. Marr, Richard Wheelahan, Adam Richeson, and Davis Hutchens, who each serve as directors of our investment adviser, as well as twelve other investment professionals. See “Portfolio Management.”

Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Corporate Structure and History

Set forth below is a diagram of our current organizational structure:

1.	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. These general partners do not hold any portfolio investments.
2.	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

In June 2014, we issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “2014 Notes”). The 2014 Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 16, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The 2014 Notes bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16, and December 16 of each year. The 2014 Notes are listed on the NYSE under the trading symbol “CLA” with a par value of $25.00 per share.

On October 17, 2014, we entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility currently provides for borrowings up to $120.0 million and may be increased up to $150.0 million pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018.

Borrowings under the Credit Facility bear interest, at our election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three-month LIBOR plus 1.0%. Our ability to elect LIBOR indices with various tenors (e.g., one, two, three or six-month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides us with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which we have elected the one-month LIBOR rate will reset on the one-month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, we intend to elect what we believe to be an appropriate LIBOR rate taking into account our needs at the time as well as our view of future interest rate movements. We will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

Our Portfolio

As of March 31, 2017, the investments in our portfolio were comprised of approximately $432.1 million in debt investments and $100.3 million in equity investments and warrants across 51 portfolio companies. The debt investments in our portfolio had a weighted average annualized yield, excluding the impact of non-accrual investments, of approximately 13.2% as of March 31, 2017, which includes a cash component of approximately 11.9% and a payment-in-kind (“PIK”) interest component of approximately 1.3%. PIK interest represents contractually deferred interest added to the investment balance that is generally due at the end of the investment term and recorded as income on an accrual basis to the extent such amounts are expected to be collected.

As of March 31, 2017, the debt investments in our portfolio had a weighted average time to maturity of 3.1 years. Our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.

The following charts summarize our portfolio mix of investments by security type, industry and region based on fair value as of March 31, 2017.

Mix of Investments by Security Type

Mix of Investments by Industry

Industrial Equipment Rental 2%
Conglomerate 2%
Business Services 16%
Retail 13%
Consumer Products 13%
General Industrial 12%
Finance 8%
Restaurant & Food 8%
IT 7%
Recreation, Leisure and Entertainment 6%
Healthcare 5%
Energy Services 4%
Building Products 4%

Mix of Investments by Region

Recent Developments

Distributions

On April 3, 2017 our Board declared the following distributions:

Date Declared	Record Date	Payment Date	Amount Per Share
April 3, 2017	April 19, 2017	April 27, 2017	0.13
April 3, 2017	May 23, 2017	May 29, 2017	0.13
April 3, 2017	June 24, 2017	June 29, 2017	0.13
Total Distributions Declared and Distributed			$0.39

Portfolio Activity

On April 26, 2017, the Company received $15.0 million for its second lien debt investment in Nielsen & Bainbridge, LLC, repaid at par.

On May 1, 2017, the Company received $5.5 million for its equity investment in MJC Holdings, LLC, resulting in a realized gain of $4.5 million.

Notes Offering

On May 16, 2017, we issued $70.0 million in aggregate principal amount of 6.00% fixed-rate notes due 2022 (the “2022 Notes”) and received net proceeds of approximately $67.8 million. The Company has granted the underwriters for the offering a 30-day option to purchase up to an additional $10.5 million in aggregate principal amount of the 2022 Notes. The 2022 Notes will mature on May 31, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2019 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The 2022 Notes bear interest at a rate of 6.00% per year payable quarterly on February 28, May 31, August 31 and November 30 of each year. The 2022 Notes will be listed on the NASDAQ Global Select Market under the trading symbol “CPTAL” with a par value of $25.00 per share. We expect to use the net proceeds from the sale of the 2022 Notes to redeem a portion of the outstanding indebtedness under the 2014 Notes, which currently amounts to approximately $113.4 million plus accrued interest.

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to lower and traditional middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from lower and traditional middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and the 19-year track record of our investment adviser’s investment team, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to lower and traditional middle-market companies provide a strong market environment.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing lower and traditional middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
•	Recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to lower and traditional middle-market companies;

•	the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and
•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.
•	More Conservative Deal Structures and Attractive Return Profiles. As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).

•	Underserved Capital Markets. We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the lower and traditional middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in lower and traditional middle-market companies due to the following competitive advantages:

•	Focus on Seasoned, Lower and Traditional Middle-Market Companies in Underserved Capital Markets. Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina, and have offices in Raleigh, North Carolina, Fort Lauderdale, Florida, Atlanta, Georgia, Washington, D.C. and Los Angeles, California. We have a historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.
•	Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns. Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on first lien, second lien and subordinated debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of March 31, 2017, the weighted average annualized yield of our debt investments, excluding the impact of non-accrual investments, was approximately 13.2%, which includes a cash component of approximately 11.9% and a PIK interest component of approximately 1.3%.

Additional information regarding our portfolio is set forth under “Portfolio Companies” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as in the schedule of investments and the related notes thereto included in this prospectus supplement and the accompanying prospectus.
•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.
•	Lower-Cost SBA-Guaranteed Debentures. As licensed SBICs, our wholly owned subsidiaries, Fund II and Fund III, have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by solely utilizing traditional higher-cost leverage obtained from conventional financial institutions. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of lower and traditional middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team seeks to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have previously completed investments. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as more thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding. In the future, we may co-invest with investment funds, accounts and vehicles managed by our Investment Advisor or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. On June 1, 2016, the SEC issued an exemptive order permitting us and certain of our affiliates, to co-invest together in portfolio companies subject to certain conditions included therein. We expect that this order will permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Investment Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
•	Experienced Management Team with Proven Track Record. We believe that our investment adviser’s investment team is one of the leading capital providers to lower and traditional middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 until the closing of our IPO on September 30, 2013,

Fund I, Fund II and Fund III had invested in excess of $46.9 million, $151.7 million and $278.9 million in 79, 117, and 78 transactions, respectively. As of the closing of our IPO, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be, had been paid to investors, and at the time of the IPO, approximately $4.2 million, $26.2 million and $75 million of funded capital remained outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III were generally invested in the same types of portfolio investments that we target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of 122 portfolio companies totaling more than $1.1 billion of invested capital through March 31, 2017. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in our securities involves other significant risks, including the following:

•	We have a limited operating history as a BDC.
•	Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there may be uncertainty as to the value of our portfolio investments.
•	We depend upon Capitala Investment Advisors’ key personnel for our future success.
•	We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
•	Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee based upon our gross assets may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.
•	To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.
•	We may experience fluctuations in our quarterly and annual results.
•	We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under the Code.
•	Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives from us that is based on accrued income that we never receive.
•	The failure in cyber security systems, as well as the occurrence of events unanticipated in the Company’s disaster recovery systems and management continuity planning could impair the Company’s ability to conduct business effectively.

•	We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.
•	An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
•	The lack of liquidity in our investments may adversely affect our business.
•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
•	The market price of our common stock may fluctuate significantly.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•	The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.
•	Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
•	An increase in market interest rates could result in a decrease in the market value of the Notes.
•	The Notes will be unsecured and therefore are effectively subordinated to any secured indebtedness we have incurred or may incur in the future and rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities.
•	The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
•	The indenture governing the Notes will not contain restrictive covenants and will provide only limited protection, in the event of a change of control.
•	The conversion rate of the Notes may not be adjusted for all dilutive events that may adversely affect the trading price of the Notes or the common stock issuable upon conversion of the Notes.
•	We may be unable to repurchase the Notes following a fundamental change.
•	Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to offer to repurchase the Notes.
•	Provisions of the Notes could discourage an acquisition of us by a third party.
•	The adjustment to the conversion rate upon the occurrence of certain types of fundamental changes may not adequately compensate you for the lost option time value of your Notes as a result of such fundamental change.
•	There is no existing trading market for the Notes, and, even if NASDAQ approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes or the market price of the Notes.

•	Regulatory actions and the inability of investors in the Notes to borrow our common stock may adversely affect the trading price and liquidity of the Notes.
•	The accounting for convertible debt securities is subject to uncertainty.
•	The price of our common stock and of the Notes may fluctuate significantly, and this may make it difficult for you to resell the Notes or common stock issuable upon conversion of the Notes when you want or at prices you find attractive.
•	Future sales of our common stock in the public market or the issuance of securities senior to our common stock could adversely affect the trading price of our common stock and the value of the Notes and our ability to raise funds in new stock offerings.
•	Holders of the Notes will not be entitled to any rights with respect to our common stock, but will be subject to all changes made with respect to our common stock.
•	You may be deemed to receive a taxable distribution without the receipt of any cash or property.
•	A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.
•	Until we redeem our 2014 Notes on or after June 16, 2017, we may invest the proceeds from this offering in temporary investments, which are expected to provide a lower net return than we hope to achieve from our target investments.
•	The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.
•	If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

See “Supplementary Risk Factors” beginning on page S-19 of this prospectus supplement and “Risk Factors” beginning on page 23 of the accompanying prospectus, and the other information included in this prospectus supplement and the accompanying prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities, including the Notes.

Operating and Regulatory Structure

Capitala Finance is a Maryland corporation that is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Capitala Finance’s wholly owned SBIC subsidiaries, Fund II and Fund III, have also elected to be treated as BDCs under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation as a Business Development Company” in the accompanying prospectus. In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Certain U.S. Federal Income Tax Considerations” in the accompanying prospectus.

We are an “emerging growth company” under the JOBS Act and we are subject to reduced public company reporting requirements. Further, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have chosen to take advantage of the extended transition period for complying with new or revised accounting standards.

Our investment activities are managed by Capitala Investment Advisors and supervised by our Board. Capitala Investment Advisors is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement” in the accompanying prospectus. We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement” in the accompanying prospectus.

Joseph B. Alala, III, our chief executive officer and chairman of our Board, is the managing partner and chief investment officer of Capitala Investment Advisors and is the chief executive officer, president and a director of our administrator.

Our Corporate Information

Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, our telephone number is (704) 376-5502 and our website may be found at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement or the accompanying prospectus.

SUMMARY OF THE OFFERING

The summary below describes the principal terms of the Notes. Certain of the terms and conditions described below are subject to important limitations and exceptions. The section of this prospectus supplement entitled “Description of Notes” and the section of the accompanying prospectus entitled “Description of our Debt Securities” contain a more detailed description of the terms and conditions of the Notes. As used in this section, “Capitala,” “we,” “our,” and “us” refer to Capitala Finance Corp. and not to its consolidated subsidiaries.

Issuer
Capitala Finance Corp., a Maryland corporation.
Securities
$50.0 million principal amount of 5.75% convertible Notes due 2022 (plus up to an additional $7.50 million principal amount, which the underwriters have an option to purchase).
Maturity
May 31, 2022, unless earlier repurchased or converted.
Interest
5.75% per year. Interest will accrue from May 26, 2017 or from the most recent date on which interest was paid or duly provided for, and will be payable quarterly in arrears on February 28, May 31, August 31 and November 30 of each year, beginning on August 31, 2017 (long first coupon). We will pay additional interest, if any, at our election as the sole remedy relating to the failure to comply with our reporting obligations as described under “Description of Notes — Events of Default.”
Conversion Rights
Holders may convert their Notes at their option in multiples of $25.00 principal amount to, and including, the business day immediately preceding the maturity date.
The conversion rate for the Notes is initially 1.5913 shares per $25.00 principal amount of Notes (equivalent to an initial conversion price of approximately $15.71 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to maturity, we will increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event in certain circumstances as described under “Description of Notes — Conversion Rights — Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change.”
Upon conversion, we will deliver shares of our common stock (and cash in lieu of fractional shares).
You will not receive any additional shares of our common stock representing accrued and unpaid interest, if any, upon conversion of a Note, except in limited circumstances. Instead, interest will be deemed to be paid by the shares of our common stock delivered to you upon conversion of a Note.
Limitation on Beneficial Ownership
Notwithstanding the foregoing, no holder of Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time (the “limitation”). Any purported delivery of shares of our common stock upon conversion of Notes shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the converting holder becoming the beneficial owner of more than 5.0% of the shares of common stock outstanding at such time. If any delivery of shares of our common stock owed to a holder upon conversion of Notes is not made, in whole or in part, as a result of the limitation, our obligation to make such delivery shall not be extinguished, and we shall deliver such shares as promptly as practicable after any such converting holder gives notice to us that such delivery would not result in it being the beneficial owner of more than 5.0% of the shares of common stock outstanding at such time. The limitation shall no longer apply following the effective date of any fundamental change, as defined in “Description of Notes — Fundamental Change Permits Holders to Require Us to Repurchase Notes.”
No Redemption
We may not redeem the Notes prior to maturity, and no “sinking fund” is provided for the Notes, which means that we are not required to redeem or retire the Notes periodically.
Fundamental Change
If we undergo a “fundamental change” (as defined in this prospectus supplement under “Description of Notes — Fundamental Change Permits Holders to Require Us to Repurchase Notes”), subject to certain conditions, holders may require us to repurchase for cash all or part of their Notes in principal amounts of $25.00 or an integral multiple thereof. The fundamental change repurchase price (as defined below) will be equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date (as defined below). See “Description of Notes — Fundamental Change Permits Holders to Require Us to Repurchase Notes.”
Ranking
The Notes will be our senior unsecured obligations and will rank:

•

Pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 2014 Notes (which have an aggregate principal amount outstanding of approximately $113.4 million, plus accrued interest, as of the offering date of the Notes) and our 2022 Notes (which have an aggregate principal amount outstanding of approximately $70.0 million, plus accrued interest, as of the offering date of the Notes). The Notes will also rank pari passu with, which means equal to, our general liabilities, which consist of trade and other payables, including any outstanding dividend payable, base and incentive management fees payable, interest and debt fees payable, vendor payables and accrued expenses such as auditor fees, legal fees, director fees, etc. In total, these general liabilities were approximately $5.0 million as of March 31, 2017.

•

Senior to any of our future indebtedness that expressly provides it is subordinated to the Notes. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.

•

Effectively subordinated to all of our existing and future secured indebtedness (including our $120.0 million Credit Facility, which has a current balance of $44.0 million, and other indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes.

•

Structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including our wholly owned SBIC subsidiaries, and financing vehicles since the Notes are obligations exclusively of Capitala Finance Corp. and not of any of our subsidiaries. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. As of the offering date of the Notes, the Notes will be structurally subordinated to $170.7 million of our SBA-guaranteed debentures.

As of March 31, 2017, after giving effect to the issuance of the 2022 Notes (assuming no exercise of the underwriters’ option to purchase additional 2022 Notes) and the use of proceeds therefrom, our total consolidated indebtedness was approximately $330.6 million aggregate principal amount, of which approximately $214.7 million was secured indebtedness, and of which an aggregate of approximately $170.7 million was indebtedness of our subsidiaries. After giving effect to the issuance of the 2022 Notes and the Notes (assuming no exercise of the underwriters’ option to purchase additional Notes) and the use of proceeds therefrom, our total consolidated indebtedness would have been approximately $332.4 million principal amount as of March 31, 2017. See “Capitalization.”
Except as described under the captions “Description of Notes — Investment Company Act — Section 18(a)(1)(A) as Modified by Section 61(a)(1)” and “Description of Notes — Events of Default,” the indenture governing the Notes does not limit the amount of debt that we or our subsidiaries may incur.

Use of Proceeds
We estimate that the net proceeds we will receive from the sale of the Notes will be approximately $48.2 million (or $55.5 million if the underwriters exercise their option to purchase additional Notes in full) after deducting underwriting discounts and commissions and estimated offering expenses payable by us. We expect to use a portion of the net proceeds from this offering, together with the net proceeds from the offering of the 2022 Notes, to redeem all of the outstanding indebtedness under our 2014 Notes. As of May 19, 2017, we had approximately $113.4 million in aggregate principal amount outstanding, plus accrued interest, under the 2014 Notes. Any net proceeds from this offering, together with the net proceeds from the offering of the 2022 Notes, in excess of the outstanding indebtedness of our 2014 Notes will be used to repay borrowings under the Credit Facility.
Book-Entry Form
The Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, The Depository Trust Company, or DTC, and registered in the name of a nominee of DTC. Beneficial interests in any of the Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee and any such interest may not be exchanged for certificated securities, except in limited circumstances.
U.S. Federal Income Tax Consequences
For the U.S. federal income tax consequences of the holding, disposition and conversion of the Notes, and the holding and disposition of shares of our common stock, see “Additional Material U.S. Federal Income Tax Considerations.”
Listing
We have applied to list the Notes on the NASDAQ Capital Market and expect trading of the Notes to commence thereon within 30 days after the original issue date under the trading symbol “CPTAG.” Currently, there is no public market for the Notes and it is not expected that a market for the Notes will develop unless and until the Notes are listed on the NASDAQ Capital Market. Our common stock is listed on The NASDAQ Global Select Market, or NASDAQ, under the symbol “CPTA.”
Trustee, Paying Agent and Conversion Agent
U.S. Bank National Association.

FEES AND EXPENSES

The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly on an as converted basis. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement or the accompanying prospectus contains a reference to fees or expenses paid by “you”, “Capitala Finance”, or “us” or that “we” or “Capitala Finance” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	3.00	%(1)
Offering expenses borne by us (as a percentage of offering price)	0.60	%(2)
Dividend reinvestment plan fees	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	3.60%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	4.02	%(4)
Incentive fees payable from Net Investment Income	2.09	%(5)
Incentive fee payable from Capital Gains	—	%(5)
Interest payments on borrowed funds	6.65	%(6)
Other expenses	1.77	%(7)
Acquired funds fees and expenses	—	%(8)
Total annual expenses	14.53	%(9)

(1)	Represents the commission with respect to our Notes being sold in this offering, which we will pay to the underwriters in connection with sales of Notes effected by the underwriters in this offering.
(2)	The expenses of this offering are estimated to be approximately $300,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Reflects our gross base management fee as a percentage of net assets. Our base management fee under the Investment Advisory Agreement is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. The gross base management fee reflected in the table above is based on the quarter ended March 31, 2017. See “Investment Advisory Agreement” in the accompanying prospectus.
(5)	Assumes that annual incentive fees earned by Capitala Investment Advisors remain consistent with the incentive fees earned by Capitala Investment Advisors during the quarter ended March 31, 2017 and includes accrued capital gains incentive fee. As of March 31, 2017, Capitala Investment Advisors has accrued no capital gains incentive fee. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Advisory Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the quarter ended March 31, 2017.

On January 4, 2016, Capitala Investment Advisors voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by Capitala Investment Advisors that would otherwise cause the Company’s quarterly net investment income to be less than the distribution payments declared by the Company’s Board of Directors. Quarterly incentive fees are earned by Capitala Investment Advisors pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. Capitala Investment Advisors will not be entitled to recoup any amount of incentive fees that it waives. This waiver was effective in the first quarter of 2016 and will continue unless otherwise publicly disclosed by the Company. However, because this is a voluntary waiver that is not guaranteed to last indefinitely, the incentive fee reflected in the above table is presented on a gross basis and does not take into account the voluntary fee waiver. For more detailed information about the incentive fee calculations, see the “Investment Advisory Agreement” section of the accompanying prospectus.

(6)	In addition to our existing SBA-guaranteed debentures, the 2022 Notes, and the 2014 Notes, we may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with any borrowings are indirectly borne by our stockholders. As of March 31, 2017, we had approximately $170.7 million of SBA-guaranteed debenture outstanding and $113.4 million in aggregate principal amount of 2014 Notes outstanding, plus accrued interest. For purposes of this calculation, we have assumed that the March 31, 2017 amounts of SBA-guaranteed debentures remain outstanding and have computed interest expense using an assumed interest rate of 3.72%. For purposes of this calculation, we have assumed that the 2014 Notes have been partially redeemed with use of proceeds from the 2022 Notes, with an outstanding balance of $45.9 million bearing an interest rate of 7.125%. For the $70.0 million 2022 Notes, we have used an assumed interest rate of 6.0%. We have also assumed borrowings of $70.0 million under the Credit Facility at an interest rate equal to 4.0% per annum. See “Senior Securities” in the accompanying prospectus.
(7)	“Other expenses” include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, and expenses relating to the Dividend Reinvestment Plan, for the quarter ended March 31, 2017.
(8)	Our investment in Capitala Senior Liquid Loan Fund I LLC (“CSLLF) is not reflected in the above table because CSLLF was liquidated during the fourth quarter of 2016. Therefore, we will not bear any expenses in connection with our investment in CSLLF during the twelve months after the date of this prospectus supplement.
(9)	The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$124	$346	$536	$900

The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$134	$370	$568	$933

The example includes the effect of the sales load related to the offering of the Notes. While the examples assume reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding the dividend reinvestment plan.

SUPPLEMENTARY RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected, and consequently, our ability to repay principal and pay interest on the Notes could be materially affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in the accompanying prospectus, are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure, or trading markets similar to ours.

RISKS RELATING TO THE NOTES

Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

As of May 19, 2017, we and our subsidiaries had approximately $183.4 million of unsecured senior indebtedness outstanding, and $214.7 million of secured indebtedness outstanding (including our $120.0 million Credit Facility, which had a current balance of $44.0 million, and other indebtedness that is initially unsecured to which we subsequently grant security).

The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;
•	resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;
•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;
•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our Credit Facility; and
•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

An increase in market interest rates could result in a decrease in the market value of the Notes.

We intend to list the Notes on the NASDAQ Capital Market within 30 days of the original issue date of the Notes under the trading symbol “CPTAG.” The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Notes bearing interest at fixed rates of interest and market interest rates increase, the market values of those Notes may decline. We cannot predict the future level of market interest rates.

The Notes will be unsecured and therefore are effectively subordinated to any secured indebtedness we have incurred or may incur in the future and rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries, including our wholly owned subsidiaries. As a result, the Notes will be effectively subordinated to all of our existing and future secured indebtedness (including our $120.0 million Credit Facility, which has a current balance of $44.0 million, and other indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes.

The Notes will rank pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 2014 Notes (which have an aggregate principal amount of $113.4 million, plus accrued interest, as of the offering date of the Notes) and our 2022 Notes (which have an aggregate principal amount outstanding of $70.0 million, plus accrued interest, as of the offering date of the Notes). The Notes will also rank pari passu with our general liabilities, which consist of trade and other payables, including any outstanding dividend payable, base and incentive management fees payable, interest and debt fees payable, vendor payables and accrued expenses such as auditor fees, legal fees, director fees, etc. In total, these general liabilities were approximately $5.0 million as of March 31, 2017.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes will be obligations exclusively of Capitala Finance Corp. and will not be obligations of any of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such entities (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such entities. Even if we are recognized as a creditor of one or more of these entities, our claims would still be effectively subordinated to any security interests in the assets of any such entity and to any indebtedness or other liabilities of any such entity senior to our claims. Consequently, the Notes will be structurally subordinated to all existing and future indebtedness and other liabilities of any of our subsidiaries, including our wholly-owned SBIC subsidiaries, and financing vehicles since the Notes are obligations exclusively of Capitala Finance Corp. and not of any of our subsidiaries. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. As of the offering date of the Notes, the Notes will be structurally subordinated to $170.7 million of our SBA-guaranteed debentures.

The indenture governing the Notes will not contain restrictive covenants and will provide only limited protection, in the event of a change of control.

The indenture under which the Notes will be issued will not contain any financial or operating covenants or any other restrictive covenants that would limit our ability to engage in certain transactions that may adversely affect you. In particular, except as described under the caption “Description of Notes — Investment Company Act — Section 18(a)(1)(A) as Modified by Section 61(a)(1)” and “Description of Notes — Events

of Default,” the indenture will not contain covenants that limit our ability to pay dividends or make distributions on or redeem our capital stock or that limit our ability to incur additional indebtedness, including in a highly leveraged transaction or other similar transaction. We will only be required to offer to repurchase the Notes upon a change of control in the case of the transactions specified in the definition of a “fundamental change” under “Description of Notes — Fundamental Change Permits Holders to Require Us to Repurchase Notes.” Similarly, we will only be required to adjust the conversion rate upon the occurrence of a “make-whole fundamental change” in circumstances where a Note is converted in connection with such a transaction as set forth under “Description of Notes — Conversion Rights — Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change.”

Accordingly, subject to restrictions contained in our other debt agreements, we will be permitted to engage in certain transactions, such as acquisitions, refinancings or recapitalizations, that could affect our capital structure and the value of the Notes and our common stock but would not constitute a fundamental change or a “make-whole fundamental change” under the Notes.

The conversion rate of the Notes may not be adjusted for all dilutive events that may adversely affect the trading price of the Notes or the common stock issuable upon conversion of the Notes.

The conversion rate of the Notes is subject to adjustment upon certain events, including the issuance of certain stock dividends on our common stock, certain issuance of rights or warrants, subdivisions, combinations, certain distributions of capital stock, indebtedness or assets, certain cash dividends and certain issuer tender or exchange offers as described under “Description of Notes — Conversion Rights —  Conversion Rate Adjustments.” The conversion rate will not be adjusted for certain other events, including cash dividends below the dividend threshold amount (as defined in clause (4) of “Description of Notes — Conversion Rights — Conversion Rate Adjustments”), that may adversely affect the trading price of the Notes or the common stock issuable upon conversion of the Notes.

We may be unable to repurchase the Notes following a fundamental change.

Holders of the Notes have the right to require us to repurchase their Notes prior to their maturity upon the occurrence of a fundamental change as described under “Description of Notes — Fundamental Change Permits Holders to Require Us to Repurchase Notes.” Our existing Credit Facility contains, and any of our future debt agreements may contain similar provisions. We may not have sufficient funds or the ability to arrange necessary financing on acceptable terms at the time we are required to make repurchases of tendered Notes. In addition, our ability to repurchase the Notes may be limited by law or the terms of other agreements relating to our debt outstanding at the time. Under our existing Credit Facility, for example, we would be prohibited from making any such repurchase without consent from the lenders thereunder or a waiver or modification of such requirements. If we fail to repurchase the Notes as required by the indenture, it would constitute an event of default under the indenture governing the Notes, which, in turn, would constitute an event of default under the Credit Facility.

Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to offer to repurchase the Notes.

Upon the occurrence of a fundamental change, you have the right to require us to offer to repurchase the Notes. However, the fundamental change provisions will not afford protection to holders of the Notes in the event of certain transactions. For example, transactions such as leveraged recapitalizations, refinancings, restructurings or acquisitions initiated by us may not constitute a fundamental change event which may require us to repurchase the Notes. In the event of any such transaction, the holders would not have the right to require us to repurchase the Notes, even though each of these transactions could increase the amount of our indebtedness, or otherwise adversely affect our capital structure or any credit ratings, thereby adversely affecting the holders of the Notes.

Provisions of the Notes could discourage an acquisition of us by a third party.

Certain provisions of the Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Notes will have the right, at their option, to require us to repurchase all of their Notes or any portion of the principal amount of such Notes in integral multiples of $25.00. We may also be required to increase the conversion rate or provide for conversion into the acquirer’s capital stock in the event of certain fundamental changes constituting a “make-whole fundamental change.” These provisions could discourage an acquisition of us by a third party.

The adjustment to the conversion rate upon the occurrence of certain types of fundamental changes may not adequately compensate you for the lost option time value of your Notes as a result of such fundamental change.

If certain types of fundamental changes constituting a “make-whole fundamental change” occur on or prior to the maturity date of the Notes, we may increase the conversion rate by an additional number of shares for holders that elect to convert their Notes in connection with the “make-whole fundamental change.” The number of additional shares to be added to the conversion rate will be determined based on the date on which a “make-whole fundamental change” becomes effective and the price paid per share of our common stock in the “make-whole fundamental change” as described under “Description of Notes — Conversion Rights —  Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change.” Although this adjustment is designed to compensate you for the lost option value of your Notes as a result of a “make-whole fundamental change,” the adjustment is only an approximation of such lost value based upon assumptions made on the date of this prospectus supplement and may not adequately compensate you for such loss. In addition, if the price paid per share of our common stock in the “make-whole fundamental change” is less than $13.78 or more than $18.50 (subject to adjustment), there will be no such adjustment.

There is no existing trading market for the Notes, and, even if NASDAQ approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes or the market price of the Notes.

The Notes will be a new issue of debt securities for which there initially will not be a trading market. We intend to list the Notes on the NASDAQ Capital Market within 30 days of the original issue date under the trading symbol “CPTAG.” However, there is no assurance that the Notes will be approved for listing on the NASDAQ Capital Market.

Moreover, even if the listing of the Notes is approved, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. Such underwriters may discontinue any market-making in the Notes at any time at their sole discretion.

Accordingly, we cannot assure you that the Notes will be approved for listing on the NASDAQ Capital Market, that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

Regulatory actions and the inability of investors in the Notes to borrow our common stock may adversely affect the trading price and liquidity of the Notes.

We expect that many investors in, and potential purchasers of, the Notes will employ, or seek to employ, a convertible arbitrage strategy with respect to the Notes. Investors would typically implement this strategy by selling short the common stock underlying the Notes and dynamically adjusting their short position while they hold the Notes. Investors may also implement this strategy by entering into swaps on our common stock in lieu of or in addition to short selling the common stock.

The SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity involving equity securities (including our common stock), including Rule 201 of SEC regulation SHO, the Financial Industry Regulatory Authority, Inc.’s “Limit Up-Limit Down” program, market-wide circuit breaker systems that halt trading of securities for certain periods following specific market declines, and rules stemming from the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Past regulatory actions, including emergency actions or regulations have had a significant impact on the trading prices and liquidity of equity-linked instruments. Any governmental action that similarly restricts the ability of investors in, or potential purchasers of, the Notes to effect short sales of our common stock or enter into swaps on our common stock could similarly adversely affect the trading price and the liquidity of the Notes.

In addition, if investors and potential purchasers seeking to employ a convertible arbitrage strategy are unable to borrow or enter into swaps on our common stock, in each case on commercially reasonable terms, the trading price and liquidity of the Notes may be adversely effected.

The accounting for convertible debt securities is subject to uncertainty.

The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock and in turn negatively impact the trading price of the Notes.

The price of our common stock and of the Notes may fluctuate significantly, and this may make it difficult for you to resell the Notes or common stock issuable upon conversion of the Notes when you want or at prices you find attractive.

The price of our common stock on The NASDAQ Global Select Market constantly changes. We expect that the market price of our common stock will continue to fluctuate. In addition, because the Notes are convertible into our common stock, volatility or depressed prices for our common stock could have a similar effect on the trading price of the Notes.

Our stock price may fluctuate as a result of a variety of factors, many of which are beyond our control. These factors include:

•	quarterly variations in our investment results;
•	operating results that vary from the expectations of management, securities analysts and investors;
•	changes in expectations as to our future financial performance;
•	the operating and securities price performance of other companies that investors believe are comparable to us;
•	future sales of our equity or equity-related securities;
•	changes in general conditions in our industry and in the economy and the financial markets; and
•	departures of key personnel.

In addition, in recent years, the stock market in general has experienced extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons often unrelated to their operating performance. These broad market fluctuations may adversely affect our stock price, regardless of our operating results.

Future sales of our common stock in the public market or the issuance of securities senior to our common stock could adversely affect the trading price of our common stock and the value of the Notes and our ability to raise funds in new stock offerings.

Future sales of substantial amounts of our common stock or equity-related securities in the public market, or the perception that such sales could occur, could adversely affect prevailing trading prices of our common stock and the value of the Notes and could impair our ability to raise capital through future offerings of equity or equity-related securities. Upon completion of this offering, we may not, unless otherwise agreed to by the underwriter, commence any sales of shares of our common stock until 90 days following the date of this prospectus supplement. No prediction can be made as to the effect, if any, that future sales of shares of common stock or the availability of shares of common stock for future sale, will have on the trading price of our common stock or the value of the Notes.

Holders of the Notes will not be entitled to any rights with respect to our common stock, but will be subject to all changes made with respect to our common stock.

Holders of the Notes will not be entitled to any rights with respect to our common stock (including, without limitation, voting rights or rights to receive any dividends or other distributions on our common stock), but will be subject to all changes affecting our common stock. Holders will only be entitled to rights in respect of our common stock if and when we deliver shares of our common stock upon conversion for their Notes and, to a limited extent, under the conversion rate adjustments applicable to the Notes. For example, in the event that an amendment is proposed to our charter or bylaws requiring stockholder approval and the record date for determining the stockholders of record entitled to vote on the amendment occurs prior to a holder’s conversion of Notes, the holder will not be entitled to vote on the amendment, although the holder will nevertheless be subject to any changes in the powers, preferences or rights of our common stock that result from such amendment.

You may be deemed to receive a taxable distribution without the receipt of any cash or property.

The conversion rate of the Notes will be adjusted in certain circumstances. See the discussion under the headings “Description of Notes — Conversion Rights — Conversion Rate Adjustments” and “Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change.” Adjustments to the conversion rate of the Notes that have the effect of increasing your proportionate interest in our assets or earnings may in some circumstances result in a taxable constructive distribution to you for U.S. federal income tax purposes, notwithstanding the fact that you do not receive an actual distribution of cash or property. In addition, if you are a Non-U.S. Holder, you may be subject to U.S. federal withholding taxes in connection with such a constructive distribution. If we pay withholding taxes on your behalf as a result of an adjustment to the conversion rate of the Notes, we may, at our option, set off such payments against payments of cash and common stock on the Notes. You are urged to consult your tax advisors with respect to the U.S. federal income tax consequences resulting from an adjustment to the conversion rate of the Notes. See the discussions under the headings “Additional Material U.S. Federal Income Tax Considerations — Taxation of U.S. Holders of Notes — Constructive Dividends” and “— Taxation of Non-U.S. Holders — Constructive Dividends.”

A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings, if any, are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain our rating, if any, or to advise holders of Notes of any changes in ratings.

Until we redeem our 2014 Notes on or after June 16, 2017, we may invest the proceeds from this offering in temporary investments, which are expected to provide a lower net return than we hope to achieve from our target investments.

We expect to use a portion of the net proceeds from this offering, together with the net proceeds from the offering of the 2022 Notes, to redeem all of the outstanding indebtedness under our 2014 Notes, which currently amounts to approximately $113.4 million in aggregate principal amount, plus accrued interest. The 2014 Notes are not redeemable by us prior to June 16, 2017. We may invest the proceeds from this offering in temporary investments (including cash, cash equivalents, and U.S. government securities and other high quality debt investments that mature in one year or less) until we redeem the 2014 Notes on or after June 16, 2017. Such temporary investments are expected to provide a lower net return than we hope to achieve from our target investments. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such temporary investments.

The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The indenture under which the Notes will be issued will offer limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or our consolidated subsidiary’s ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our consolidated subsidiary’s ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiary and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiary that would be senior to our equity interests in our subsidiary and therefore rank structurally senior to the Notes with respect to the assets of our subsidiary, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiary) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our consolidated subsidiary.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiary adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than certain limited restrictions on dividends and certain board structures or default provisions mandated by the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness or other indebtedness to which we may be a party that is not waived by the required lenders or holders thereof, and the remedies sought by the holders of such indebtedness, could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness, including the Notes. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, and the lender of the debt we may incur in the future could elect to terminate its commitment, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the lender under the debt that we may incur in the future to avoid being in default. If we breach our covenants under any outstanding debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under such debt, the lender of such debt could exercise its rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because our existing Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, our Credit Facility, or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in “Supplementary Risk Factors” in this prospectus supplement and in “Risk Factors” in the accompanying prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Supplementary Risk Factors” in this prospectus supplement and in “Risk Factors” in the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the respective dates of this prospectus supplement and the accompanying prospectus. However, we will update this prospectus supplement and the accompanying prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the $50.0 million aggregate principal amount of Notes in this offering will be approximately $48.2 million (or approximately $55.5 million if the underwriters fully exercise their overallotment option), in each case assuming a public offering price of 100% of par, after deducting the underwriting discounts and commissions of approximately $1.5 million (or approximately $1.7 million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $0.3 million payable by us.

We expect to use a portion of the net proceeds from this offering, together with the net proceeds from the offering of the 2022 Notes, to redeem all of the outstanding indebtedness under our 2014 Notes. The 2014 Notes accrue interest at a rate of 7.125% annually and will mature on June 16, 2021. The 2014 Notes are not redeemable by us prior to June 16, 2017. As of May 19, 2017, we had approximately $113.4 million in aggregate principal amount outstanding under the 2014 Notes, plus accrued interest. Any net proceeds from this offering, together with the net proceeds from the offering of the 2022 Notes, in excess of the outstanding indebtedness of our 2014 Notes will be used to repay borrowings under the Credit Facility.

We may invest the proceeds from this offering in temporary investments until we redeem the 2014 Notes on or after June 16, 2017. Such temporary investments primarily include cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less, which are consistent with maintaining our election as a RIC. These temporary investments are expected to provide a lower net return than we hope to achieve from our target investments. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such temporary investments.

CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Capitala Finance Corp. at March 31, 2017;
•	on an adjusted basis to reflect the sale of $70.0 million aggregate principal amount of the 2022 Notes after giving effect to the use of the cash proceeds from such sale as described in the “Use of Proceeds” section of the Company’s prospectus supplement related to such 2022 Notes (assuming no exercise of the underwriters’ option to purchase additional 2022 Notes); and
•	on a further adjusted basis to reflect the sale of $50.0 million aggregate principal amount of the Notes offered hereby after giving effect to the use of the cash proceeds from such sale as described in “Use of Proceeds.”

This table should be read in conjunction with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and financial statements and notes thereto included in this prospectus supplement. The adjusted information is illustrative only.

	As of March 31, 2017
	Actual	As Adjusted for the Offering of the 2022 Notes(1)	As Further Adjusted for this Offering(1)
Assets:
Investments at fair value	$532,478	$532,478	$532,478
Cash and cash equivalents	40,564	40,564	40,564
Interest and dividend receivable	5,994	5,994	5,994
Other Assets	1,641	1,641	1,641
Total assets	$580,677	$580,677	$580,677
Liabilities:
SBA debentures payable (net of deferred financing costs)	$167,940	$167,940	$167,940
Credit Facility (net of deferred financing costs)	43,479	43,479	41,214
2014 Notes (net of deferred financing costs)	110,558	44,769	—
2022 Notes (net of deferred financing costs)	—	67,503	67,503
Notes offered hereby (net of deferred financing costs)	—	—	48,200
Other liabilities	9,221	9,221	9,221
Total liabilities	$331,198	$332,912	$334,078
Stockholders' equity:
Common stock, par value $.01, 100,000,000 common shares authorized, 15,883,492 issued and outstanding, actual and as adjusted	$159	$159	$159
Capital in excess of par value	249,320	247,606	246,440
Total stockholders' equity	$249,479	$247,765	$246,599

(1)	Excludes any exercise of the underwriters’ option to purchase additional Notes.

RATIO OF EARNINGS TO FIXED CHARGES

For the three months ended March 31, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, the ratios of earnings to fixed charges of Capitala Finance, computed as set forth below, were as follows:

	For the Three Months Ended March 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Earnings to Fixed Charges(1)	2.05	1.46	1.73	0.74	4.44	7.31

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Supplementary Risk Factors,” “Risk Factors,” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus supplement and the accompanying prospectus.

OVERVIEW

We are a Maryland corporation that has elected to be regulated as a BDC under the 1940 Act. We are an “emerging growth company” within the meaning of the JOBS Act, and as such, are subject to reduced public company reporting requirements. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We are managed by the Investment Advisor, and the Administrator provides the administrative services necessary for us to operate.

We provide capital to lower and traditional middle-market companies in the United States, with a non-exclusive emphasis on the Southeast, Southwest and Mid-Atlantic regions. We invest primarily in companies with a history of earnings growth and positive cash flow, proven management teams, product or service with competitive advantages and industry-appropriate margins. We primarily invest in companies with between $4.5 million and $30 million in trailing twelve month earnings before EBITDA.

We invest in first lien, second lien, and subordinated loans. Most of our debt investments are coupled with equity interests, whether in the form of detachable “penny” warrants or equity co-investments made pari-passu with our borrowers’ financial sponsors.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally must invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To maintain our RIC tax treatment under subchapter M of the Code for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Corporate History

We commenced operations on May 24, 2013 and completed our IPO on September 30, 2013. The Company was formed for the purpose of (i) acquiring, through a series of transactions, an investment portfolio from the Legacy Funds; (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in lower middle-market and middle-market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock (the “Formation Transactions”). Fund II, Fund III and Florida Sidecar became the Company’s wholly owned subsidiaries. Fund II and Fund III retained their SBIC licenses, and continued to hold their existing investments at the time of IPO and have continued to make new investments after the IPO. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share resulting in net proceeds to the Company of $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds.

At the time of the Formation Transactions, our portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and

(3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We have two SBIC-licensed subsidiaries that have elected to be regulated as BDCs under the 1940 Act.

Basis of Presentation

The Company is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC 946”).

The accompanying unaudited consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying our annual consolidated financial statements prepared in accordance with U.S. GAAP have been omitted. The consolidated financial statements of the Company include the accounts of the Company and its wholly owned subsidiaries as described in the Formation Transactions above.

The Company’s financial statements as of March 31, 2017 are presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, and Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these consolidated financial statements have been presented on the basis described above. In the opinion of management, the consolidated financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Additionally, the unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K for the period ended December 31, 2016, filed with the SEC on March 7, 2017.

Consolidation

As provided under Regulation S-X and ASC 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly owned subsidiaries in its consolidated financial statements. The Company did not consolidate its interest in Capitala Senior Liquid Loan Fund I, LLC (“CSLLF”) during the periods it was in existence because the investment was not considered a substantially wholly owned investment company subsidiary. Further, CSLLF was a joint venture for which shared power existed relating to the decisions that most significantly impacted the economic performance of the entity. See Note 4 to the consolidated financial statements for description of the Company’s investment in CSLLF.

Revenues

We generate revenue primarily from the periodic cash interest we collect on our debt investments. In addition, most of our debt investments offer the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, which we expect to result in revenue in the form of dividends and/or capital gains. Further, we may generate revenue in the form of commitment, origination, amendment, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. These fees will be recognized as they are earned.

Expenses

Our primary operating expenses include the payment of investment advisory fees to our Investment Advisor, our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under an administration agreement between us and the Administrator (the “Administration Agreement”) and other operating expenses as detailed below. Our investment advisory fee will compensate our Investment Advisor for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments (such as legal, accounting, and travel expenses incurred in connection with making investments), including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	costs associated with our reporting and compliance obligations under the 1940 Act, the Securities Exchange Act of 1934, as amended, other applicable federal and state securities laws and ongoing stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and other communications with stockholders;
•	fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	all other expenses incurred by either our Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and their respective administrative support staff.

Critical Accounting Policies and Use of Estimates

In the preparation of our consolidated financial statements and related disclosures, we have adopted various accounting policies that govern the application of U.S. GAAP. Our significant accounting policies are described in Note 2 to the consolidated financial statements. While all of these policies are important to understanding our financial statements, certain accounting policies and estimates are considered critical due to their impact on the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation, revenue recognition, and income taxes as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. Because of the nature of the judgments and assumptions we make, actual results could materially differ from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4 to our consolidated financial statements.

In determining fair value, the Board uses various valuation approaches, and engages a third-party independent valuation firm, which provides positive assurance on the investments it reviews. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Boards’ assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

As a practical expedient, the Company used net asset value (“NAV”) as the basis for the fair value of its investment in CSLLF for the periods held. CSLLF recorded its underlying investments at fair value on a daily basis utilizing pricing information from third-party sources.

Valuation Techniques

Enterprise Value Waterfall Approach

The enterprise value waterfall approach determines an enterprise value based on EBITDA multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including, but not limited to, operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. In certain instances, the Company may also utilize revenue multiples to determine enterprise value. When available, the Company may assign a pricing multiple or value its equity investments based on the value of recent investment transactions in the subject portfolio company or offers to purchase the portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.

The enterprise value waterfall approach is primarily utilized to value the Company’s equity securities, including warrants. However, the Company may utilize the enterprise value waterfall approach to value certain debt securities.

Income Approach

The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk. Because the majority of the Company’s portfolio companies do not have a public credit rating, determining a discount rate often involves assigning an implied credit rating based on the portfolio company’s operating metrics compared to average metrics of similar publicly rated debt. Operating metrics include, but are not limited to, EBITDA, interest coverage, leverage ratio, return on capital, and debt to equity ratios. The implied credit rating is used to assign a base discount rate range based on publicly available yields on similarly rated debt securities. The Company may apply a premium to the discount rate utilized in determining fair value when performance metrics and other qualitative information indicate that there is an additional level of uncertainty about collectability of cash flows.

Asset Approach

The asset approach values an investment based on value or the underlying collateral securing the investment. This approach is used when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest income and paid-in-kind interest income:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company has loans in the portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual investments:  Generally, when interest and/or principal payments on a loan become 90 days or more past due, or when the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK interest on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected cash interest when it is determined that interest is no longer considered collectible. The Company may elect to cease accruing PIK interest and continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend income and paid-in-kind dividends:  Dividend income is recognized on the date dividends are declared. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.

Original issue discount/premiums:  Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan. Any remaining discount/premium is accreted or amortized into income upon prepayment of the loan.

Other income:  Origination fees (to the extent services are performed to earn such income), amendment fees, consent fees, and other fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to the maturity date are recorded as income upon receipt.

Income Taxes

Prior to the Formation Transactions, the Legacy Funds were treated as partnerships for U.S. federal, state and local income tax purposes and, therefore, no provision has been made in the accompanying consolidated financial statements for federal, state or local income taxes. In accordance with the partnership tax law requirements, each partner would include their respective components of the Legacy Funds’ taxable profits or losses, as shown on their Schedule K-1 in their respective tax or information returns. The Legacy Funds are disregarded entities for tax purposes prior to and post the Formation Transactions.

The Company has elected to be treated for U.S. federal income tax purposes, and intends to comply with the requirement to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes. Therefore, no provision has been recorded for U.S. federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in an excise tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next excise tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Since the Company’s IPO, the Company has not accrued or paid excise tax.

In accordance with certain applicable treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC Topic 740 — Income Taxes (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of March 31, 2017 and December 31, 2016, there were no uncertain tax positions.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of March 31, 2017 and December 31, 2016. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed as of March 31, 2017 and December 31, 2016. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statements of operations.

Portfolio and Investment Activity

As of March 31, 2017, our portfolio consisted of investments in 51 portfolio companies with a fair value of approximately $532.5 million.

During the three months ended March 31, 2017, we made approximately $21.7 million of investments and had approximately $33.0 million in repayments and sales of investments resulting in net repayments and sales of approximately $11.3 million for the period. During the three months ended March 31, 2016, we made approximately $27.5 million of investments and had approximately $10.2 million in repayments and sales resulting in net investments of approximately $17.3 million for the period.

On August 31, 2016, we sold a portion of 14 securities across 10 portfolio companies to CapitalSouth Partners Florida Sidecar Fund II, L.P. (“FSC II”), including granting an option to acquire a portion of our equity investment in Eastport Holdings, LLC (the “Written Call Option”), in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, we received cash consideration of $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. These assets were sold to FSC II at their June 30, 2016 fair market values, resulting in net realized gain of $0.1 million. Our Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act.

The Company collected and will periodically collect principal and interest payments related to certain of the securities purchased by FSC II. Such principal and interest payments will be remitted timely to FSC II based on its proportionate share of the security. FSC II does not have any recourse to the Company related to the non-payment of principal or interest by the underlying issuers of the securities.

The Written Call Option granted FSC II the right to purchase up to 31.25% of our equity investment in Eastport Holdings, LLC. The Written Call Option has a strike price of $1.5 million and a termination date of August 31, 2018. The fair value of the Written Call Option, which has been treated as a derivative liability and is recorded in the financial statement line item Written Call Option at fair value in our consolidated statements of assets and liabilities, was approximately $4.2 million as of March 31, 2017. For purposes of determining the fair value of the Written Call Option, we calculated the difference in the fair value of the underlying equity investment in Eastport Holdings, LLC and the strike price of the Written Call Option, or intrinsic value. The time value of the Written Call Option as of March 31, 2017 was determined to be insignificant. The Written Call Option is classified as a Level 3 financial instrument.

As of March 31, 2017, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $10.0 million and $10.4 million, and $21.7 million and $34.6 million, respectively. As of March 31, 2017, the Company had approximately $40.6 million of cash and cash equivalents. As of December 31, 2016, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $9.7 million and $10.2 million, and $22.1 million and $29.9 million, respectively. As of December 31, 2016, the Company had approximately $36.3 million of cash and cash equivalents.

As of March 31, 2017, our debt investment portfolio, which represented 81.2% of our total portfolio, had a weighted average annualized yield of approximately 13.2%, exclusive of the impact of our non-accrual debt investments. As of March 31, 2017, 55.2% of our debt investment portfolio was bearing a fixed rate of interest. As of December 31, 2016, our debt investment portfolio, which represented 82.8% of our total portfolio, had a weighted average annualized yield of approximately 13.2%, exclusive of the impact of our non-accrual debt investments. As of December 31, 2016, 57.1% of our debt investment portfolio was bearing a fixed rate of interest.

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of March 31, 2017 (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First Lien Debt	$256,542	46.7%	$235,864	41.1%
Second Lien Debt	63,729	11.6	60,661	10.6
Subordinated Debt	135,714	24.7	135,606	23.7
Equity and Warrants	53,301	9.7	100,347	17.5
Cash and Cash Equivalents	40,564	7.3	40,564	7.1
Total	$549,850	100.0%	$573,042	100.0%

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2016 (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First Lien Debt	$244,647	44.5%	$226,578	39.2%
Second Lien Debt	74,559	13.5	71,483	12.3
Subordinated Debt	148,849	27.1	150,232	26.0
Equity and Warrants	45,721	8.3	93,346	16.2
Cash and Cash Equivalents	36,281	6.6	36,281	6.3
Total	$550,057	100.0%	$577,920	100.0%

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):

	March 31, 2017		December 31, 2016
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Business Services	$58,284	10.9%	$51,731	9.5%
Financial Services	43,954	8.3	25,553	4.7
Consumer Products	30,465	5.7	30,209	5.6
Information Technology	24,273	4.6	24,232	4.5
Specialty Retail	21,693	4.1	22,067	4.1
Consumer Electronics	20,245	3.8	20,818	3.8
Footwear Retail	19,260	3.6	19,236	3.5
Building Products	18,267	3.4	18,152	3.3
Oil & Gas Services	16,693	3.1	15,083	2.8
Food Product Manufacturer	16,552	3.1	16,599	3.1
Sales & Marketing Services	15,722	3.0	16,376	3.0
Home Décor Manufacturer	15,000	2.8	14,670	2.7
Retail	15,000	2.8	15,000	2.8
Bowling Products	13,325	2.5	12,503	2.3
Textile Equipment Manufacturer	12,986	2.4	13,134	2.4
Transportation	12,982	2.4	16,856	3.1
Farming	12,695	2.4	11,779	2.2
Computer Supply Retail	12,001	2.3	12,183	2.2
Fuel Transportation Services	11,485	2.2	10,303	1.9
Industrial Equipment Rental	10,560	2.0	10,755	2.0
Healthcare Management	10,544	2.0	10,851	2.0
Bakery Supplies Distributor	10,500	2.0	10,776	2.0
Printing Services	10,187	1.9	12,761	2.4
Automobile Part Manufacturer	10,135	1.9	10,076	1.9
Construction Services	9,500	1.8	9,500	1.7
Professional and Personal Digital Imaging	8,974	1.7	9,000	1.7
Healthcare	8,649	1.6	8,582	1.6
QSR Franchisor	8,581	1.6	8,497	1.6
Conglomerate	8,457	1.6	8,374	1.5
Produce Distribution	6,150	1.2	6,182	1.1
Oil & Gas Engineering and Consulting Services	5,714	1.1	4,500	0.8
Specialty Clothing	5,011	0.9	5,011	0.9
Restaurant	4,862	0.9	4,857	0.9
Medical Device Distributor	4,791	0.9	25,768	4.8
Online Merchandise Retailer	4,115	0.8	4,169	0.8
Advertising & Marketing Services	3,925	0.7	3,910	0.7
Replacement Window Manufacturer	2,756	0.5	2,571	0.5
Automotive Chemicals & Lubricants	2,398	0.5	2,230	0.4
Specialty Defense Contractor	1,532	0.3	1,532	0.3
Home Repair Parts Manufacturer	1,408	0.3	1,408	0.3
Data Processing & Digital Marketing	1,016	0.2	1,015	0.2
Household Product Manufacturer	1,001	0.2	1,001	0.2
Retail Display & Security Services	537	0.1	537	0.1
In-Home Healthcare Services	200	0.0	446	0.1
Dental Practice Management	93	0.0	109	0.0
Satellite Communications	—	—	5,000	0.9
Industrial Specialty Services	—	—	4,750	0.9
Entertainment	—	—	987	0.2
Total	$532,478	100.0%	$541,639	100.0%

With the exception of the international investment holdings noted below, all investments made by the Company as of March 31, 2017 and December 31, 2016 were made in portfolio companies located in the U.S. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic region at fair value as of March 31, 2017 and December 31, 2016 (dollars in thousands):

	March 31, 2017		December 31, 2016
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
South	$255,747	48.0%	$257,162	47.5%
Midwest	118,743	22.3	118,682	21.9
West	99,414	18.7	85,642	15.8
Northeast	47,620	8.9	68,613	12.7
International	10,954	2.1	11,540	2.1
Total	$532,478	100.0%	$541,639	100.0%

In addition to various risk management tools, our Investment Advisor also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.

As part of our valuation procedures, we risk rate all of our investments. In general, our investment rating system uses a scale of 1 to 5, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but it is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal investment rating system incorporates the following five categories:

Investment Rating	Definition
1	In general, the investment may be performing above our internal expectations. Full return of principal and interest is expected. Capital gain is expected.
2	In general, the investment may be performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment. All new investments are initially given this rating.
3	In general, the investment may be performing below our internal expectations and therefore, investments in this category may require closer internal monitoring; however, the valuation team believes that no loss of investment return (interest and/or dividends) or principal is expected. The investment also may be out of compliance with certain financial covenants.
4	In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.
5	In general, the investment may be performing substantially below our internal expectations and a number of quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.

Our Investment Advisor will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, our Investment Advisor will review these investment ratings on a quarterly basis, and our Board will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of March 31, 2017 and December 31, 2016 (dollars in thousands):

	As of March 31, 2017		As of December 31, 2016
Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments	Investments at Fair Value	Percentage of Total Investments
1	$171,219	32.2%	$183,826	33.9%
2	213,213	40.0	215,058	39.7
3	128,091	24.1	125,381	23.2
4	19,955	3.7	17,374	3.2
5	—	—	—	—
Total	$532,478	100.0%	$541,639	100.0%

As of March 31, 2017, we had debt investments in 3 portfolio companies on non-accrual status with an amortized cost of $30.7 million and a fair value of $18.7 million, which represented 6.0% and 3.5% of the investment portfolio, respectively. As of December 31, 2016, we had debt investments in three portfolio companies on non-accrual status with amortized cost of $29.5 million and a fair value of $17.4 million, which represented 5.7% and 3.2% of the investment portfolio, respectively.

Capitala Senior Liquid Loan Fund I, LLC

On March 24, 2015, the Company and Trinity Universal Insurance Company (“Trinity”), a subsidiary of Kemper Corporation (“Kemper”), entered into a limited liability company agreement to co-manage CSLLF. The purpose and design of the joint venture was to invest primarily in broadly syndicated senior secured loans to middle-market companies, which were purchased on the secondary market. Capitala and Trinity committed to provide $25.0 million of equity to CSLLF, with Capitala providing $20.0 million and Trinity providing $5.0 million, resulting in an 80%/20% economic ownership between the two parties. The board of directors and investment committee of CSLLF were split 50/50 between Trinity and Capitala, resulting in equal voting power between the two entities. In September 2016, the Company and Trinity elected to wind-down operations of CSLLF. During the fourth quarter of 2016, CSLLF sold all referenced assets underlying the total return swap (“TRS”) and declared final distributions, inclusive of dividends and return of capital, in December 2016. Because the TRS was wound down in a prior period, only comparative period disclosures are included herein. For the three months ended March 31, 2016, we received 0.5 million in dividend income from our equity interest in CSLLF.

On March 27, 2015, CSLLF entered into a TRS with Bank of America, N.A. (“Bank of America”) that was indexed to a basket of senior secured loans purchased by CSLLF. CSLLF obtained the economic benefit of the loans underlying the TRS, including the net interest spread between the interest income generated by the underlying loans and the interest expense type payment under the TRS, the realized gain (loss) on liquidated loans, and the unrealized appreciation (depreciation) on the underlying loans.

The terms of the TRS were governed by an ISDA 2002 Master Agreement, the Schedule thereto, and Credit Support Annex to such Schedule, and the confirmation exchanged thereunder, between CSLLF and Bank of America, which collectively established the TRS, and are collectively referred to herein as the “TRS Agreement.” Pursuant to the terms of the TRS Agreement, CSLLF selected a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $100.0 million, which was also referred to as the maximum notional amount of the TRS. Each individual loan, and the portfolio of loans taken as a whole, had to meet criteria described in the TRS Agreement. CSLLF received from Bank of America, a periodic payment on set dates that was based upon any coupons, both earned and accrued, generated by the loans underlying the TRS, subject to limitations described in the TRS Agreement as well as any fees associated with the loans included in the portfolio. CSLLF paid to Bank of America interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) plus 1.25% per annum;

the LIBOR option paid by CSLLF was determined on an asset by asset basis such that the tenor of the LIBOR option (1 month, 3 month, etc.) matched the tenor of the underlying reference asset. In addition, upon the termination of any loan subject to the TRS or any repayment of the underlying reference asset, CSLLF either received from Bank of America the appreciation in the value of such loan, or paid to Bank of America any depreciation in the value of such loan.

CSLLF was required to pay an unused facility fee of 1.25% on any amount of unused facility under the minimum facility amount of $70.0 million as outlined in the TRS Agreement. Such unused facility fees were not applied during the first 4 months and last 60 days of the term of the TRS. CSLLF also agreed to pay Bank of America customary fees and expenses in connection with the establishment and maintenance of the TRS.

CSLLF was required to initially cash collateralize a specified percentage of each loan (generally 20% to 35% of the market value of senior secured loans) included under the TRS in accordance with margin requirements described in the TRS Agreement. As of December 31, 2016, CSLLF has posted $0.0 million in collateral to Bank of America in relation to the TRS which is recorded on CSLLF’s statements of assets and liabilities as cash held as collateral on total return swap. CSLLF may be required to post additional collateral as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The cash collateral represents CSLLF’s maximum credit exposure as of December 31, 2016.

In connection with the TRS, CSLLF has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions governed by an ISDA 2002 Master Agreement.

CSLLF’s receivable due on the TRS represents realized amounts from payments on underlying loans in the total return swap portfolio. At December 31, 2016, the receivable due on TRS was $0.1 million, respectively, and is recorded on CSLLF’s statements of assets and liabilities below. CSLLF does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the statements of assets and liabilities as of December 31, 2016.

Transactions in TRS contracts during the three months ended March 31, 2016 resulted in $0.7 million in realized gains and $0.8 million in unrealized appreciation, which is recorded on CSLLF’s statements of operations below.

The following represents the volume of the CSLLF’s derivative transactions during the three months ended March 31, 2016 (dollars in thousands):

For the Three Months Ended March 31, 2016
Average notional par amount of contract	$78,203

Below is certain summarized financial information for CSLLF as of December 31, 2016 and for the three months ended March 31, 2016 (dollars in thousands):

As of December 31, 2016
ASSETS
Receivable due on Total Return Swap	$82
Total assets	$82
LIABILITIES
Distribution payable	$82
Total liabilities	$82
NET ASSETS
Total net assets	$—
Total liabilities and net assets	$82

For the Three Months Ended March 31, 2016
Administrative and legal expenses	$(30)
Net operating loss	$(30)
Net realized gain on Total Return Swap	$726
Net unrealized appreciation on Total Return Swap	757
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,453

Results of Operations

Operating results for the three months ended March 31, 2017 and 2016 were as follows (dollars in thousands):

	For the Three Months Ended
	March 31, 2017	March 31, 2016
Total investment income	$14,815	$17,449
Total expenses, net of fee waivers	8,624	10,028
Net investment income	6,191	7,421
Net realized gain (loss) from investments	4,846	(2,262)
Net unrealized depreciation on investments	(4,671)	(9,348)
Net unrealized depreciation on written call option	(1,485)	—
Net increase/(decrease) in net assets resulting from operations	$4,881	$(4,189)

Investment income

The composition of our investment income for the three months ended March 31, 2017 and 2016 was as follows (dollars in thousands):

	For the Three Months Ended
	March 31, 2017	March 31, 2016
Interest income	$11,998	$14,099
Fee Income	672	865
Payment-in-kind interest and dividend income	1,655	1,204
Dividend income	477	1,279
Interest from cash and cash equivalents	13	2
Total investment income	$14,815	$17,449

The income reported as interest income and PIK interest and dividend income is generally based on the stated rates as disclosed in our consolidated schedule of investments. Accretion/(amortization) of discounts and premiums paid for purchased loans are included in interest income as an adjustment to yield. As a general rule, our interest income and PIK interest and dividend income is recurring in nature.

We also generate fee income primarily through origination fees charged for new investments, and secondarily via amendment fees, consent fees, prepayment penalties, and other fees. While the fee income is typically non-recurring for each investment, most of our new investments include an origination fee; as such, fee income is dependent upon our volume of directly originated investments and the fee structure associated with those investments.

We earn dividends on certain equity investments within our investment portfolio. As noted in our consolidated schedule of investments, some investments are scheduled to pay a periodic dividend, though these recurring dividends do not make up a significant portion of our total investment income. We may and have received more substantial one-time dividends from our equity investments as part of dividend recapitalizations.

For the three months ended March 31, 2017, total investment income decreased by $2.6 million, or 15.1%, compared to the three months ended March 31, 2016. The period over period decline was driven primarily by a $2.1 million decline in interest income due to less average investments outstanding. For the three months ended March 31, 2017, fee income decreased $0.2 million compared to the three months ended March 31, 2016. For the three months ended March 31, 2017, we generated $0.4 million in origination fees from new deployments and $0.3 million in non-origination fees. Comparatively, for the three months ended March 31, 2016, we generated $0.7 million in origination fees from new deployments and $0.2 million in non-origination fees. Dividend income decreased from $1.3 million for the three months ended March 31, 2016, to $0.5 million for the three months ended March 31, 2017. The decrease in dividend income was driven primarily by the wind-down of CSLLF which did not pay a dividend for the three months ended March 31, 2017, but paid a dividend of $0.5 million for the three months ended March 31, 2016.

Operating expenses

The composition of our expenses for the three months ended March 31, 2017 and March 31, 2016 was as follows (dollars in thousands):

	For the Three Months Ended
	March 31, 2017	March 31, 2016
Interest and financing expenses	$4,653	$5,023
Base management fees	2,514	2,728
Incentive fees, net of incentive fee waiver	350	1,109
General and administrative expenses	1,107	1,168
Total expenses, net of fee waivers	$8,624	$10,028

For the three months ended March 31, 2017, operating expenses decreased $1.4 million, or 14.0%, compared to the three months ended March 31, 2016. The decrease from the prior period was driven primarily from a $0.8 million decline in incentive fees, net of incentive fee waiver, a $0.4 million decline in interest and financing expenses due to lower outstanding borrowings during the period, and a $0.2 million decline in management fees due to less average assets outstanding during the period.

Net realized gains (losses) on sales of investments

During the three months ended March 31, 2017 and March 31, 2016 we recognized $4.8 million and $(2.3) million, respectively, of net realized gains/(losses) on our portfolio investments.

Net unrealized appreciation (depreciation) on investments and on Written Call Option

Net change in unrealized appreciation (depreciation) on investments reflects the net change in the fair value of our investment portfolio. For the three months ended March 31, 2017 and March 31, 2016, we had net unrealized appreciation (depreciation) on investments of $(4.7) million and $(9.3) million, respectively.

For the three months ended March 31, 2017, we had net unrealized depreciation on the Written Call Option of $(1.5) million. As previously noted, unrealized depreciation on the Written Call Option is based on the change in fair value of the underlying equity investment in Eastport Holdings, LLC less the strike price of the Written Call Option.

Changes in net assets resulting from operations

For the three months ended March 31, 2017 and March 31, 2016, we recorded a net increase (decrease) in net assets resulting from operations of $4.9 million and $(4.2) million, respectively. Based on the weighted average shares of common stock outstanding for the three months ended March 31, 2017 and March 31, 2016, our per share net increase (decrease) in net assets resulting from operations was $0.31 and $(0.27), respectively.

Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a control interest, as defined by the 1940 Act, in five portfolio companies that are considered significant subsidiaries under the guidance in Regulation S-X, but are not consolidated in the Company’s consolidated financial statements. Below is a brief description of each such portfolio company, along with summarized financial information as of March 31, 2017 and December 31, 2016, and for the three months ended March 31, 2017 and March 31, 2016.

Print Direction, Inc.

Print Direction, Inc., incorporated in Georgia on May 11, 2006, is a professional printing services firm serving customers, particularly fast food, retail, and other similar chains, throughout the U.S. Print Direction, Inc. also provides warehousing and distribution services for these customers. The income (loss) the Company generated from Print Direction, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $(2.1) million and $(0.5) million for the three months ended March 31, 2017 and March 31, 2016, respectively.

Navis Holdings, Inc.

Navis Holdings, Inc., incorporated in Delaware on December 21, 2010, designs and manufactures leading machinery for the global knit and woven finishing textile industries. The income the Company generated from Navis Holdings, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation) was $0.4 million and $0.6 million for the three months ended March 31, 2017 and March 31, 2016, respectively.

On-Site Fuel Service, Inc.

On-Site Fuel Service, Inc. is a 100% owned subsidiary of On-Site Fuel Holdings, Inc., which was incorporated in Delaware on December 19, 2011. On-Site Fuel Service, Inc. provides fueling services for commercial and government vehicle fleets throughout the southeast U.S. The income (loss) the Company generated from On-Site Fuel Service, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $0.0 million and $(1.0) million for the three months ended March 31, 2017 and March 31, 2016, respectively.

CableOrganizer Holdings, LLC

CableOrganizer Holdings, LLC, a Delaware limited liability company that began operations on April 23, 2013, is a leading online provider of cable and wire management products. The income the Company generated from CableOrganizer Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $0.2 million and $0.5 million for the three months ended March 31, 2017 and March 31, 2016, respectively.

Eastport Holdings, LLC

Eastport Holdings, LLC, an Ohio limited liability company organized on November 1, 2011, is a holding company consisting of marketing and advertising companies located across the U.S. The income the Company generated from Eastport Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $1.7 million and $6.2 million for the three months ended March 31, 2017 and March 31, 2016, respectively.

The summarized unaudited financial information of our unconsolidated subsidiaries was as follows (dollars in thousands):

	As of
Balance Sheet – Print Direction, Inc.	March 31, 2017	December 31, 2016
Current assets	$2,379	$3,596
Noncurrent assets	1,700	5,023
Total assets	$4,079	$8,619
Current liabilities	$4,100	$3,467
Noncurrent liabilities	14,580	14,856
Total liabilities	$18,680	$18,323
Total deficit	$(14,601)	$(9,704)

	For the three months ended
Statements of Operations – Print Direction, Inc.	March 31, 2017	March 31, 2016
Net sales	$2,730	$3,700
Cost of goods sold	1,378	1,606
Gross profit	$1,352	$2,094
Other expenses	$2,667	$3,028
Loss before income taxes	(1,315)	(934)
Income tax benefit	(553)	(392)
Net loss	$(762)	$(542)

	As of
Balance Sheet – Navis Holdings, Inc.	March 31, 2017	December 31, 2016
Current assets	$4,604	$5,006
Noncurrent assets	3,080	3,448
Total assets	$7,684	$8,454
Current liabilities	$2,271	$2,458
Noncurrent liabilities	7,001	7,017
Total liabilities	$9,272	$9,475
Total deficit	$(1,588)	$(1,021)

	For the three months ended
Statements of Operations – Navis Holdings, Inc.	March 31, 2017	March 31, 2016
Net sales	$3,324	$2,655
Cost of goods sold	2,047	1,537
Gross profit	$1,277	$1,118
Other expenses	$1,271	$1,216
Income (loss) before income taxes	6	(98)
Income tax provision (benefit)	3	(37)
Net income (loss)	$3	$(61)

	As of
Balance Sheet – On-Site Fuel Service, Inc.	March 31, 2017	December 31, 2016
Current assets	$11,401	$12,151
Noncurrent assets	20,144	17,644
Total assets	$31,545	$29,795

Current liabilities	$12,130	$17,911
Noncurrent liabilities	27,233	17,929
Total liabilities	$39,363	$35,840
Total deficit	$(7,818)	$(6,045)

	For the three months ended
Statements of Operations – On-Site Fuel Service, Inc.	March 31, 2017	March 31, 2016
Net sales	$36,894	$21,140
Cost of goods sold	35,400	19,722
Gross profit	$1,494	$1,418
Other expenses	$3,268	$2,533
Loss before income taxes	(1,774)	(1,135)
Income tax provision/(benefit)	—	—
Net loss	$(1,774)	$(1,135)

	As of
Balance Sheet – CableOrganizer Holdings, LLC	March 31, 2017	December 31, 2016
Current assets	$6,266	$5,837
Noncurrent assets	9,821	11,402
Total assets	$16,087	$17,239
Current liabilities	$5,025	$4,437
Noncurrent liabilities	12,003	12,134
Total liabilities	$17,028	$16,571
Total equity	$(941)	$668

	For the three months ended
Statements of Operations – CableOrganizer Holdings, LLC	March 31, 2017	March 31, 2016
Net sales	$6,343	$5,314
Cost of goods sold	4,491	3,462
Gross profit	$1,852	$1,852
Other expenses	$2,152	$2,119
Loss before income taxes	(300)	(267)
Income tax provision/(benefit)	—	—
Net loss	$(300)	$(267)

	As of
Balance Sheet – Eastport Holdings, LLC	March 31, 2017	December 31, 2016
Current assets	$102,152	$106,388
Noncurrent assets	148,742	148,704
Total assets	$250,894	$255,092
Current liabilities	$154,337	$157,393
Noncurrent liabilities	49,484	52,044
Total liabilities	$203,821	$209,437
Total equity	$47,073	$45,655

	For the three months ended
Statements of Operations – Eastport Holdings, LLC	March 31, 2017	March 31, 2016
Net sales	$148,561	$131,487
Cost of goods sold	113,509	105,419
Gross profit	$35,052	$26,068
Other expenses	$33,836	$24,458
Income before income taxes	1,216	1,610
Income tax provision	117	832
Net Income	$1,099	$778

Financial Condition, Liquidity and Capital Resources

We use and intend to use existing cash primarily to originate investments in new and existing portfolio companies, pay distributions to our shareholders, and repay indebtedness.

On September 30, 2013, we issued 4,000,000 shares at $20.00 per share in our IPO, yielding net proceeds of $74.25 million. On June 16, 2014, we issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes (the “2014 Notes”), yielding net proceeds of $109.1 million after underwriting costs. The 2014 Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 16, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The 2014 Notes bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16, and December 16 of each year, beginning on September 16, 2014. The 2014 Notes are listed on the New York Stock Exchange under the trading symbol “CLA” with a par value $25.00 per share.

On October 17, 2014, we entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility currently provides for borrowings up to $120.0 million and may be increased up to $150.0 million pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018. As of March 31, 2017, we had $44.0 million outstanding and $76.0 million available under the Credit Facility.

On April 13, 2015, we completed an underwritten offering of 3,500,000 shares of its common stock at a public offering price of $18.32 per share. The total proceeds received in the offering net of underwriting discounts and offering costs were approximately $61.7 million.

Including the net proceeds from our IPO on September 30, 2013, we have raised approximately $245.0 million in net proceeds from debt and equity offerings and obtained credit availability through our Credit Facility of $120.0 million through March 31, 2017.

As of March 31, 2017, Fund II had $26.2 million in regulatory capital and $20.7 million in SBA-guaranteed debentures outstanding and Fund III had $75.0 million in regulatory capital and $150.0 million in SBA-guaranteed debentures outstanding. In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended, with respect to Fund II and Fund III. We intend to comply with the conditions of the order.

As of March 31, 2017, we had $40.6 million in cash and cash equivalents, and our net assets totaled $249.5 million.

Contractual obligations

We have entered into two contracts under which we have material future commitments: the Investment Advisory Agreement, pursuant to which the Investment Advisor serves as our investment adviser, and the Administration Agreement, pursuant to which our Administrator agrees to furnish us with certain administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by our Administrator.

The Investment Advisory Agreement and the Administration Agreement are each terminable by either party without penalty upon 60 days’ written notice to the other. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

A summary of our significant contractual payment obligations as of March 31, 2017 are as follows (dollars in thousands):

	Contractual Obligations Payments Due by Period
	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years	Total
SBA Debentures	$—	$5,000	$140,700	$25,000	$170,700
Notes	—	—	113,438	—	113,438
Credit Facility	—	44,000	—	—	44,000
Total Contractual Obligations	$—	$49,000	$254,138	$25,000	$328,138

Distributions

In order to qualify as a RIC and to avoid corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. We made quarterly distributions to our stockholders for the first four full quarters subsequent to our IPO. To the extent we have income available, we have made and intend to make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time, and from time to time we may decrease the amount of our distributions. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan (“DRIP”) for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our DRIP will not receive any corresponding cash distributions with which to pay any such applicable taxes.

The following tables summarize our distributions declared from January 2, 2015 to March 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
January 3, 2017	January 20, 2017	January 30, 2017	$0.13
January 3, 2017	February 20, 2017	February 27, 2017	0.13
January 3, 2017	March 23, 2017	March 30, 2017	0.13
Total Distributions Declared and Distributed			$0.39

Date Declared	Record Date	Payment Date	Amount Per Share
January 4, 2016	January 22, 2016	January 28, 2016	$0.1567
January 4, 2016	February 19, 2016	February 26, 2016	0.1567
January 4, 2016	March 22, 2016	March 30, 2016	0.1567
April 1, 2016	April 22, 2016	April 28, 2016	0.1567
April 1, 2016	May 23, 2016	May 30, 2016	0.1567
April 1, 2016	June 21, 2016	June 29, 2016	0.1567
July 1, 2016	July 22, 2016	July 29, 2016	0.1567
July 1, 2016	August 22, 2016	August 30, 2016	0.1567
July 1, 2016	September 22, 2016	September 29, 2016	0.1567
September 22, 2016	October 21, 2016	October 28, 2016	0.1300
September 22, 2016	November 21, 2016	November 29, 2016	0.1300
September 22, 2016	December 21, 2016	December 29, 2016	0.1300
Total Distributions Declared and Distributed			$1.80

Date Declared	Record Date	Payment Date	Amount Per Share
January 2, 2015	January 22, 2015	January 29, 2015	$0.1567
January 2, 2015	February 20, 2015	February 26, 2015	0.1567
January 2, 2015	March 23, 2015	March 30, 2015	0.1567
February 26, 2015	March 23, 2015(1)	March 30, 2015	0.0500
February 26, 2015	April 23, 2015(1)	April 29, 2015	0.0500
February 26, 2015	May 21, 2015(1)	May 28, 2015	0.0500
February 26, 2015	June 22, 2015(1)	June 29, 2015	0.0500
February 26, 2015	July 23, 2015(1)	July 30, 2015	0.0500
February 26, 2015	August 21, 2015(1)	August 28, 2015	0.0500
February 26, 2015	September 23, 2015(1)	September 29, 2015	0.0500
February 26, 2015	October 23, 2015(1)	October 29, 2015	0.0500
February 26, 2015	November 20, 2015(1)	November 27, 2015	0.0500
February 26, 2015	December 22, 2015(1)	December 30, 2015	0.0500
April 1, 2015	April 23, 2015	April 29, 2015	0.1567
April 1, 2015	May 21, 2015	May 28, 2015	0.1567
April 1, 2015	June 22, 2015	June 29, 2015	0.1567
July 1, 2015	July 23, 2015	July 30, 2015	0.1567
July 1, 2015	August 21, 2015	August 28, 2015	0.1567
July 1, 2015	September 23, 2015	September 29, 2015	0.1567
October 1, 2015	October 23, 2015	October 29, 2015	0.1567
October 1, 2015	November 20, 2015	November 27, 2015	0.1567
October 1, 2015	December 22, 2015	December 30, 2015	0.1567
Total Distributions Declared and Distributed			$2.38

(1)	On February 26, 2015, the Company’s Board declared a special distribution of $0.50 per share of the Company’s common stock, which was paid monthly over the remainder of 2015.

Related Parties

We have entered into the Investment Advisory Agreement with the Investment Advisor. Mr. Alala, our chief executive officer and chairman of our Board, is the managing partner and chief investment officer of the Investment Advisor, and Mr. Broyhill, a member of our Board, has an indirect controlling interest in the Investment Advisor.

In addition, an affiliate of the Investment Advisor also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”); a private investment limited partnership providing financing solutions to smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the Investment Advisor may manage several affiliated funds whereby institutional limited partners in Fund IV have the opportunity to co-invest with Fund IV in portfolio investments. An affiliate of the Investment Advisor also manages Capitala Private Credit Fund V, L.P. (“Fund V”); a private investment limited partnership providing financing solutions to the lower middle-market and traditional middle-market. The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. To the extent permitted by the 1940 Act and interpretation of the SEC staff, the Investment Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor’s allocation procedures. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own. However, we do expect to make co-investments with Fund V given its similar investment strategy.

On September 10, 2015, we, Fund II, Fund III, Fund V, and the Investment Advisor filed an application for exemptive relief with the SEC to permit an investment fund and one or more other affiliated investment funds, including future affiliated investment funds, to participate in the same investment opportunities through a proposed co-investment program where such participation would otherwise be prohibited under the 1940 Act. On June 1, 2016, the SEC issued an order permitting this relief. This exemptive relief is subject to certain conditions designed to ensure that the participation by one investment fund in a co-investment transaction would not be on a basis different from or less advantageous than that of other affiliated investment funds.

On August 31, 2016, the Company sold assets to FSC II in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, the Company received cash consideration of $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. The Company’s Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act. Capitala Advisors Corp., the Company’s administrator, also serves as the administrator to FSC II.

We have entered into a license agreement with the Investment Advisor, pursuant to which the Investment Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.” We have entered into the Administration Agreement with our Administrator. Pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer and chairman of our Board, is the chief executive officer, president and a director of our Administrator.

Off-balance sheet arrangements

As of March 31, 2017 and December 31, 2016, the Company had outstanding unfunded commitments related to debt investments in existing portfolio companies of $0.8 million (U.S. Well Services, LLC) and $1.2 million (On-Site Fuel Services, Inc.), respectively.

We have no other off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Distributions

On April 3, 2017 our Board declared the following distributions:

Date Declared	Record Date	Payment Date	Amount Per Share
April 3, 2017	April 19, 2017	April 27, 2017	0.13
April 3, 2017	May 23, 2017	May 29, 2017	0.13
April 3, 2017	June 24, 2017	June 29, 2017	0.13
Total Distributions Declared and Distributed			$0.39

Portfolio Activity

On April 26, 2017, the Company received $15.0 million for its second lien debt investment in Nielsen & Bainbridge, LLC, repaid at par.

On May 1, 2017, the Company received $5.5 million for its equity investment in MJC Holdings, LLC, resulting in a realized gain of $4.5 million.

DESCRIPTION OF NOTES

We will issue the Notes under an indenture dated as of June 16, 2014 (the “base indenture”) between us and U.S. Bank National Association, as trustee (the “trustee”, as supplemented by a supplemental indenture establishing the terms of the Notes, to be dated as of the date of the initial issuance of the Notes (the “supplemental indenture” and, together with the base indenture, the “indenture”). The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

You may request a copy of the indenture as set forth under the heading “Where You Can Find Additional Information.”

The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all of the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “Capitala,” “we,” “our” and “us” refer only to Capitala Finance Corp. and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries.

General

The Notes:

•	will be our general unsecured, senior obligations;
•	will initially be limited to an aggregate principal amount of $50.0 million (or $57.5 million if the underwriters’ overallotment option is exercised in full);
•	will bear cash interest from May 26, 2017 at an annual rate of 5.75% payable quarterly in arrears on February 28, May 31, August 31 and November 30 of each year, beginning on August 31, 2017;
•	will not be redeemable prior to maturity;
•	will be subject to repurchase by us at the option of the holders following a fundamental change (as defined below under “— Fundamental Change Permits Holders to Require Us to Repurchase Notes”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date;
•	will mature on May 31, 2022, unless earlier converted or repurchased;
•	will be issued in denominations of $25.00 and multiples of $25.00; and
•	will be represented by one or more registered notes in global form, but in certain limited circumstances may be represented by notes in definitive form. See “— Book-Entry, Settlement and Clearance.”

The Notes may be converted at an initial conversion rate of 1.5913 shares of common stock per $25.00 principal amount of Notes (equivalent to an initial conversion price of approximately $15.71 per share of common stock) (together with cash in lieu of fractional shares). The conversion rate is subject to adjustment if certain events occur.

The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “— Fundamental Change Permits Holders to Require Us to Repurchase Notes” and “— Consolidation, Merger and Sale of Assets” below and except for the provisions set forth under “— Conversion Rights — Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change,” the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

We may, without the consent of the holders, issue additional notes under the indenture with the same terms as the Notes offered hereby (except that the first payment date and the date from which interest may accrue may be different) in an unlimited aggregate principal amount; provided that such additional notes must be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes if represented by the same CUSIP number as the Notes offered hereby.

We have applied to list the Notes on the NASDAQ Capital Market and expect trading of the Notes to commence thereon within 30 days after the original issue date.

Cancellation and Repurchase

We will cause all Notes surrendered for payment, registration of transfer or exchange or conversion, if surrendered to any person other than the trustee (including any of our agents, subsidiaries or affiliates), to be delivered to the trustee for cancellation. All Notes delivered to the trustee will be cancelled by the trustee in accordance with its customary procedures. No Notes will be authenticated in exchange for any Notes cancelled as provided in the indenture. Any Notes surrendered for cancellation may not be reissued or resold and will be promptly cancelled.

We may, to the extent permitted by law, and directly or indirectly (regardless of whether such Notes are surrendered to us), repurchase Notes in the open market or otherwise, whether by us or our subsidiaries or through a private or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives. Any Notes repurchased by us may, at our option, be surrendered to the trustee for cancellation.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such global note.

We will pay the principal of any certificated Notes at the office or agency designated by us for that purpose. We have initially designated the trustee as our paying agent and registrar and its agency in New York, New York as a place where Notes may be presented for payment or for registration of transfer. We may, however, change the paying agent or registrar without prior notice to the holders of the Notes, and we may act as paying agent or registrar. Interest on certificated Notes will be payable (i) to holders having an aggregate principal amount of $5,000,000 or less, by check mailed to the holders of these Notes and (ii) to holders having an aggregate principal amount of more than $5,000,000, either by check mailed to each holder or, upon application by a holder to the registrar not later than the relevant regular record date (as defined below), by wire transfer in immediately available funds to that holder’s account within the United States, which application will remain in effect until the holder notifies, in writing, the registrar to the contrary.

A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the indenture and the applicable procedures of DTC. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture. We are not required to transfer or exchange any Note surrendered for conversion or required repurchase.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Notes will bear cash interest at a rate of 5.75% per year until maturity. Interest on the Notes will accrue from May 26, 2017 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable quarterly in arrears on February 28, May 31, August 31 and November 30 of each year, beginning on August 31, 2017.

Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time (the “close of business”) on February 15, May 15, August 15 and November 15, as the case may be (whether or not a business day), immediately preceding the relevant interest payment date (each, a “regular record date”). Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, the maturity date or any earlier required repurchase date upon a fundamental change of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City or another specified place of payment are authorized or required by law or executive order to close.

Unless the context otherwise requires, all references to interest in this prospectus supplement include additional interest, if any, payable at our election as the sole remedy relating to the failure to comply with our reporting obligations as described under “— Events of Default.”

Ranking

The Notes will be our senior unsecured obligations and will rank:

•	Pari passu with, which means equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 2014 Notes (which have an aggregate principal amount of approximately $113.4 million, plus accrued interest, as of the offering date of the Notes) and our 2022 Notes (which have an aggregate principal amount of approximately $70.0 million, plus accrued interest, as of the offering date of the Notes). The Notes will also rank pari passu with, which means equal to, our general liabilities, which consist of trade and other payables, including any outstanding dividend payable, base and incentive management fees payable, interest and debt fees payable, vendor payables and accrued expenses such as auditor fees, legal fees, director fees, etc. In total, these general liabilities were approximately $5.0 million as of March 31, 2017.
•	Senior to any of our future indebtedness that expressly provides it is subordinated to the Notes. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.
•	Effectively subordinated to all of our existing and future secured indebtedness (including our $120.0 million Credit Facility, which has a current balance of $44.0 million, and other indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes.
•	Structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including our wholly owned SBIC subsidiaries, and financing vehicles since the Notes are obligations exclusively of Capitala Finance Corp. and not of any of our subsidiaries. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. As of the offering date of the Notes, the Notes will be structurally subordinated to $170.7 million of our SBA-guaranteed debentures.

As of March 31, 2017, after giving effect to the issuance of the 2022 Notes (assuming no exercise of the underwriters’ option to purchase additional 2022 Notes) and the use of proceeds therefrom, our total consolidated indebtedness was approximately $330.6 million principal amount, of which approximately $214.7 million was secured indebtedness, and of which an aggregate of approximately $170.7 million was indebtedness of our subsidiaries (disregarding any intercompany indebtedness). After giving effect to the issuance of the 2022 Notes (assuming no exercise of the underwriters’ option to purchase additional 2022

Notes) and the Notes (assuming no exercise of the underwriters’ overallotment option) and the use of proceeds therefrom, our total consolidated indebtedness would have been approximately $332.4 million principal amount as of March 31, 2017. See “Capitalization.”

Conversion Rights

General

Holders may convert their Notes at the conversion rate at any time prior to the close of business on the scheduled trading day immediately preceding the maturity date. The conversion rate will initially be 1.5913 shares of our common stock per $25.00 principal amount of Notes (equivalent to an initial conversion price of approximately $15.71 per share of our common stock). The conversion rate will be subject to adjustment as described below. The trustee will initially act as the conversion agent, but any shares of our common stock issuable upon conversion will be issued by us directly to the relevant converting holder in accordance with the indenture.

A holder may convert fewer than all of such holder’s Notes so long as the Notes converted are a multiple of $25.00 principal amount.

If a holder of Notes has submitted Notes for repurchase upon a fundamental change, the holder may convert those Notes only if that holder first withdraws its repurchase notice.

Upon conversion, you will not receive any cash payment for accrued and unpaid interest, if any, except as described below. We will not issue fractional shares of our common stock upon conversion of Notes. Instead we will pay cash in lieu of any fractional share based on the last reported sale price of our common stock on the conversion date. Our payment and delivery to you of shares of our common stock (and any cash in lieu of fractional shares) into which a Note is convertible will be deemed to satisfy in full our obligation to pay:

•	the principal amount of the note; and
•	accrued and unpaid interest, if any, to, but not including, the conversion date.

As a result, accrued and unpaid interest, if any, to, but not including, the conversion date will be deemed to be paid in full rather than cancelled, extinguished or forfeited.

Notwithstanding the immediately preceding paragraph, if Notes are converted after the close of business on a regular record date for the payment of interest, holders of such Notes at the close of business on such regular record date will receive the full amount of interest payable on such Notes on the corresponding interest payment date notwithstanding the conversion. Notes surrendered for conversion during the period from the close of business on any regular record date to 9:00 a.m. New York City time (the “open of business”) on the immediately following interest payment date must be accompanied by funds equal to the amount of interest payable on the Notes so converted; provided that no such payment need be made:

•	for conversions following the regular record date immediately preceding the maturity date;
•	if we have specified a fundamental change repurchase date that is after a regular record date and on or prior to the corresponding interest payment date; or
•	to the extent of any overdue interest, if any overdue interest exists at the time of conversion with respect to such note.

If a holder converts Notes, we will pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of our common stock upon the conversion, unless the tax is due because the holder requests any shares to be issued in a name other than the holder’s name, in which case the holder will pay that tax.

Conversion Procedures

If you hold a beneficial interest in a global note, to convert, you must comply with DTC’s procedures for converting a beneficial interest in a global note and, if required, pay funds equal to interest payable on the next interest payment date to which you are not entitled and, if required, pay all taxes or duties, if any.

If you hold a certificated note, to convert you must:

•	complete and manually sign the conversion notice on the back of the note, or a facsimile of the conversion notice;
•	deliver the conversion notice, which is irrevocable, and the Note to the conversion agent;
•	if required, furnish appropriate endorsements and transfer documents and, if required, pay all taxes or duties, if any; and
•	if required, pay funds equal to interest payable on the next interest payment date.

We refer to the date you comply with the relevant procedures for conversion described above as the “conversion date.”

If a holder has already delivered a repurchase notice as described under “— Fundamental Change Permits Holders to Require Us to Repurchase Notes” with respect to a Note, the holder may not surrender that Note for conversion until the holder has withdrawn the repurchase notice in accordance with the relevant provisions of the indenture. If a holder submits its Notes for required repurchase, the holder’s right to withdraw the repurchase notice and convert the Notes that are subject to repurchase will terminate at the close of business on the business day immediately preceding the relevant fundamental change repurchase date.

Limitation on Beneficial Ownership

Notwithstanding the foregoing, no holder of Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time (the “limitation”). Any purported delivery of shares of our common stock upon conversion of Notes will be void and have no effect to the extent (but only to the extent) that such delivery would result in the converting holder becoming the beneficial owner of more than the limitation. If any delivery of shares of our common stock owed to a holder upon conversion of Notes is not made, in whole or in part, as a result of the limitation, our obligation to make such delivery will not be extinguished and we will deliver such shares as promptly as practicable after any such converting holder gives notice to us that such delivery would not result in it being the beneficial owner of more than 5.0% of the shares of common stock outstanding at such time. The limitation will no longer apply following the effective date of any fundamental change, as defined in “—  Fundamental Change Permits Holders to Require Us to Repurchase Notes.”

Settlement Upon Conversion

We will deliver to the converting holder in respect of each $25.00 principal amount of Notes being converted a number of shares of common stock equal to the conversion rate (plus cash in lieu of fractional shares).

Except as described under “— Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change” and “— Recapitalizations, Reclassifications and Changes of Our Common Stock,” we will deliver the consideration due in respect of conversion on the third business day immediately following the relevant conversion date.

Each conversion will be deemed to have been effected as to any Notes surrendered for conversion on the conversion date. The person in whose name any shares of our common stock will be issuable upon such conversion will become the holder of record of such shares as of the close of business on the conversion date solely for the purpose of receiving or participating in any dividend, distribution, issuance, share split or combination, tender or exchange offer or any other event that would lead to a conversion rate adjustment as described under “— Conversion Rate Adjustments” below.

Conversion Rate Adjustments

The conversion rate will be adjusted as described below, except that we will not make any adjustments to the conversion rate if holders of the Notes participate (other than in the case of a share split or share combination), at the same time and upon the same terms as holders of our common stock and solely as a result of holding the Notes, in any of the transactions described below without having to convert their Notes as if they held a number of shares of common stock equal to the conversion rate, multiplied by the principal amount of Notes held by such holder.

(1)	If we exclusively issue shares of our common stock as a dividend or distribution on shares of our common stock, or if we effect a share split or share combination, the conversion rate will be adjusted based on the following formula:

CR1 = CR0 ×	OS1 OS0

where,

CR0 =	the conversion rate in effect immediately prior to the open of business on the ex-dividend date of such dividend or distribution, or immediately prior to the effectiveness of such share split or combination, as applicable;
CR1 =	the conversion rate in effect immediately after the open of business on such ex-dividend date or immediately after such effectiveness;
OS0 =	the number of shares of our common stock outstanding immediately prior to the open of business on such ex-dividend date or immediately prior to such effectiveness; and
OS1 =	the number of shares of our common stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

Any adjustment made under this clause (1) will become effective immediately after the open of business on the ex-dividend date for such dividend or distribution, or immediately after the effectiveness of such share split or share combination, as applicable. If any dividend or distribution of the type described in this clause (1) is declared but not so paid or made, the conversion rate will be immediately readjusted, effective as of the date our board of directors or a committee thereof determines not to pay such dividend or distribution, to the conversion rate that would then be in effect if such dividend or distribution had not been declared.

(2)	If we issue to all or substantially all holders of our common stock any rights, options or warrants entitling them, for a period of not more than 45 calendar days after the issuance date for such distribution, to subscribe for or purchase shares of our common stock at a price per share that is less than the average of the last reported sale prices of our common stock for the 10 consecutive trading day period ending on, and including, the trading day immediately preceding the date of announcement of such issuance, the conversion rate will be adjusted based on the following formula:

CR1 = CR0 ×	OS0 + X OS0 + Y

where,

CR0 =	the conversion rate in effect immediately prior to the open of business on the ex-dividend date for such issuance;
CR1 =	the conversion rate in effect immediately after the open of business on such ex-dividend date;
OS0 =	the number of shares of our common stock outstanding immediately prior to the open of business on such ex-dividend date;
X =	the total number of shares of our common stock issuable pursuant to such rights, options or warrants; and
Y =	the number of shares of our common stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the last reported sale prices of our common stock over the 10 consecutive trading day period ending on, and including, the trading day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this clause (2) will be made successively whenever any such rights, options or warrants are issued and will become effective immediately after the open of business on the ex-dividend date for such issuance. To the extent that shares of common stock are not delivered after the expiration of such rights, options or warrants, the conversion rate will be decreased to the conversion rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of common stock actually delivered. If such rights, options or warrants are not so issued, the conversion rate will be decreased to the conversion rate that would then be in effect if such ex-dividend date for such issuance had not occurred.

For the purpose of this clause (2), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the common stock at less than such average of the last reported sale prices for the 10 consecutive trading day period ending on, and including, the trading day immediately preceding the date of announcement of such issuance, and in determining the aggregate offering price of such shares of common stock, there will be taken into account any consideration received by us for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by our board of directors or a committee thereof.

(3)	If we distribute shares of our capital stock, evidences of our indebtedness, other assets or property of ours or rights, options or warrants to acquire our capital stock or other securities, to all or substantially all holders of our common stock, excluding:
•	dividends, distributions or issuances as to which an adjustment was effected pursuant to clause (1) or (2) above;
•	dividends or distributions paid exclusively in cash; and
•	spin-offs to which the provisions set forth below in this clause (3) will apply;

then the conversion rate will be adjusted based on the following formula:

CR1 = CR0 ×	SP0 SP0 - FMV

where,

CR0 =	the conversion rate in effect immediately prior to the open of business on the ex-dividend date for such distribution;
CR1 =	the conversion rate in effect immediately after the open of business on such ex-dividend date;
SP0 =	the average of the last reported sale prices of our common stock over the 10 consecutive trading day period ending on, and including, the trading day immediately preceding the ex-dividend date for such distribution; and
FMV =	the fair market value (as determined by our board of directors or a committee thereof) of the shares of capital stock, evidences of indebtedness, assets, property, rights, options or warrants distributed with respect to each outstanding share of our common stock on the ex-dividend date for such distribution.

Any increase made under this clause (3) above will become effective immediately after the open of business on the ex-dividend date for such distribution. If such distribution is not so paid or made, the conversion rate will be decreased to be the conversion rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each holder of a Note will receive, in respect of each $25.00 principal amount thereof, at the same time and upon the same terms as holders of our common stock, the amount and kind of our capital stock, evidences of our indebtedness, other assets or property of ours or rights, options or warrants to acquire our capital stock or other securities that such holder would have received if such holder owned a number of shares of common stock equal to the conversion rate in effect on the ex-dividend date for the distribution.

With respect to an adjustment pursuant to this clause (3) where there has been a payment of a dividend or other distribution on our common stock of shares of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange, which we refer to as a “spin-off,” the conversion rate will be adjusted based on the following formula:

CR1 = CR0 ×	FMV + MP0 MP0

where,

CR0 =	the conversion rate in effect immediately prior to the open of business on the ex-dividend date for the spin-off;
CR1 =	the conversion rate in effect immediately after the open of business on the ex-dividend date for the spin-off;
FMV =	the average of the last reported sale prices of the capital stock or similar equity interest distributed to holders of our common stock applicable to one share of our common stock (determined by reference to the definition of “last reported sale price” set forth below as if references therein to our common stock were to such capital stock or similar equity interest) over the first 10 consecutive trading day period after, and including, the ex-dividend date of the spin-off (the “valuation period”); and
MP0 =	the average of the last reported sale prices of our common stock over the valuation period.

The adjustment to the conversion rate under the preceding paragraph will occur on the last trading day of the valuation period but will be given effect as of the open of business on the ex-dividend date for the spin-off; provided that in respect of any conversion during the valuation period, references in the preceding paragraph with respect to 10 trading days shall be deemed to be replaced with such lesser number of trading days as have elapsed between the ex-dividend date of such spin-off and the conversion date in determining the conversion rate.

(4)	If any cash dividend or distribution is made by us to all or substantially all holders of our common stock, other than a regular, monthly cash dividend that does not exceed the DTA, the conversion rate will be adjusted based on the following formula:

CR1 = CR0 ×	SP0 - DTA SP0 - C

where,

CR0 =	the conversion rate in effect immediately prior to the open of business on the ex-dividend date for such dividend or distribution;
CR1 =	the conversion rate in effect immediately after the open of business on the ex-dividend date for such dividend or distribution;
SP0 =	the last reported sale price of our common stock on the trading day immediately preceding the ex-dividend date for such dividend or distribution;
DTA =	the dividend threshold amount, which will initially be equal to $0.13 per month; provided that if there is not an ex-dividend date for a dividend in any month, the dividend threshold amount may be carried forward by the Company to the next subsequent month and to the extent the aggregate amount of any dividends with an ex-dividend date in such subsequent month is less than $0.26 such difference may be carried forward to the second subsequent month, subject to a maximum dividend threshold amount at any time of $0.39; and
C =	the amount in cash per share we distribute to holders of our common stock.

The initial dividend threshold amount (DTA) is subject to adjustment in a manner inversely proportional to adjustments to the conversion rate; provided that no adjustment will be made to the dividend threshold amount (DTA) for any adjustment to the conversion rate under this clause (4). If an adjustment is required to be made as set forth in this clause (4) as a result of a distribution that is not a regular monthly dividend, the dividend threshold amount (DTA) will be deemed to be zero. Notwithstanding the foregoing, if at any time regular dividends are distributed other than on a monthly basis, the dividend threshold amount (DTA) shall be appropriately adjusted as set forth in an Officers’ Certificate delivered to the Trustee and shall apply to such regular dividends.

Any increase made under this clause (4) will become effective immediately after the open of business on the ex-dividend date for such dividend or distribution. If such dividend or distribution is not so paid, the conversion rate will be decreased, effective as of the date our board of directors or a committee thereof determines not to make or pay such dividend or distribution, to be the conversion rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each holder of a Note will receive, for each $25.00 principal amount of Notes, at the same time and upon the same terms as holders of shares of our common stock, the amount of cash that such holder would have received if such holder owned a number of shares of our common stock equal to the conversion rate on the ex-dividend date for such cash dividend or distribution.

(5)	If we or any of our subsidiaries make a payment in respect of a tender or exchange offer for our common stock, to the extent that the cash and value of any other consideration included in the payment per share of common stock exceeds the last reported sale price of our common stock on the trading day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the conversion rate will be adjusted based on the following formula:

CR1 = CR0 ×	AC + (SP1 × OS1) OS0 × SP1

where,

CR0 =	the conversion rate in effect immediately prior to the open of business on the trading day immediately following the date such tender or exchange offer expires;
CR1 =	the conversion rate in effect immediately after the open of business on the trading day immediately following the date such tender or exchange offer expires;
AC =	the aggregate value of all cash and any other consideration (as determined by our board of directors or a committee thereof) paid or payable for shares purchased in such tender or exchange offer;
0S0 =	the number of shares of our common stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares accepted for purchase or exchange in such tender or exchange offer);
0S1 =	the number of shares of our common stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares accepted for purchase or exchange in such tender or exchange offer); and
SP1 =	the average of the last reported sale prices of our common stock over the 10 consecutive trading day period commencing on, and including, the trading day next succeeding the date such tender or exchange offer expires.

The adjustment to the conversion rate under the preceding paragraph will occur at the close of business on the 10th trading day immediately following, and including, the trading day next succeeding the date such tender or exchange offer expires but will be given effect as of the open of business on the trading day next succeeding the date such tender or exchange offer expires; provided that in respect of any conversion within the 10 trading days immediately following, and including, the expiration date of any tender or exchange offer, references with respect to 10 trading days shall be deemed replaced with such lesser number of trading days as have elapsed between the expiration date of such tender or exchange offer and the conversion date in determining the conversion rate.

Notwithstanding the foregoing, if a conversion rate adjustment becomes effective on any ex-dividend date as described above, and a holder that has converted its Notes on or after such ex-dividend date and on or prior to the related record date would be treated as the record holder of shares of our common stock as of the related conversion date as described under “— Settlement Upon Conversion” based on an adjusted conversion rate for such ex-dividend date, then, notwithstanding the foregoing conversion rate adjustment provisions, the conversion rate adjustment relating to such ex-dividend date will not be made for such converting holder. Instead, such holder will be treated as if such holder were the record owner of the shares of our common stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

Except as stated herein, we will not adjust the conversion rate for the issuance of shares of our common stock or any securities convertible into or exchangeable for shares of our common stock or the right to purchase shares of our common stock or such convertible or exchangeable securities.

As used in this section, “ex-dividend date” means the first date on which the shares of our common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from us or, if applicable, from the seller of our common stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

We are permitted to increase the conversion rate of the Notes by any amount for a period of at least 20 business days if our board of directors or a committee thereof determines that such increase would be in our best interest. We may also (but are not required to) increase the conversion rate to avoid or diminish income tax to holders of our common stock or rights to purchase shares of our common stock in connection with a dividend or distribution of shares (or rights to acquire shares) or similar event. We will not take any action that would result in an adjustment of the conversion rate, pursuant to the provisions described above, in such a manner as to result in the reduction of the conversion price to less than the par value per share of our common stock.

A holder may, in some circumstances, including a distribution of cash dividends to holders of our shares of common stock, be deemed to have received a distribution subject to U.S. federal income tax as a result of an adjustment or the nonoccurrence of an adjustment to the conversion rate. For a discussion of the U.S. federal income tax treatment of an adjustment to the conversion rate, see “Additional Material U.S. Federal Income Tax Considerations.”

To the extent that we have a rights plan in effect upon conversion of the Notes, you will receive, in addition to the shares of common stock received in connection with such conversion, the rights under the rights plan, unless prior to any conversion, the rights have separated from the common stock, in which case, and only in such case, the conversion rate will be adjusted at the time of separation as if we distributed to all holders of our common stock, shares of our capital stock, evidences of indebtedness, assets, property, rights, options or warrants as described in clause (3) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

Notwithstanding any of the foregoing, the conversion rate will not be adjusted:

•	upon the issuance of any shares of our common stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on our securities and the investment of additional optional amounts in shares of our common stock under any plan;
•	upon the issuance of any shares of our common stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by us or any of our subsidiaries;

•	upon the issuance of any shares of our common stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in the preceding bullet and outstanding as of the date the Notes were first issued;
•	solely for a change in the par value of the common stock or a change in our jurisdiction of incorporation; or
•	for accrued and unpaid interest, if any.

Adjustments to the conversion rate will be calculated to the nearest 1/10,000th of a share. We will not be required to make an adjustment in the conversion rate unless the adjustment would require a change of at least 1% in the conversion rate. However, we will carry forward any adjustments that are less than 1% of the conversion rate and make such carried forward adjustment, regardless of whether the aggregate adjustment is less than 1%, on the conversion date for any Notes.

The “last reported sale price” of our common stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which our common stock is traded. The last reported sale price will be determined without reference to after-hours trading or extended market trading. If our common stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “last reported sale price” will be the last quoted bid price for our common stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If our common stock is not so quoted, the “last reported sale price” will be the average of the mid-point of the last bid and ask prices for our common stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by us for this purpose.

“Scheduled trading day” means a day that is scheduled to be a trading day on the principal U.S. national or regional securities exchange or market on which our common stock is listed or admitted for trading. If our common stock is not so listed or admitted for trading, “scheduled trading day” means a “business day.”

“Trading day” means a day on which (i) trading in our common stock generally occurs on The NASDAQ Global Select Market or, if our common stock is not then listed on The NASDAQ Global Select Market, on the principal other U.S. national or regional securities exchange on which our common stock is then listed or, if our common stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which our common stock is then traded, and (ii) a last reported sale price for our common stock is available on such securities exchange or market. If our common stock is not so listed or traded, “trading day” means a “business day.”

Recapitalizations, Reclassifications and Changes of Our Common Stock

In the case of:

•	any recapitalization, reclassification or change of our common stock (other than changes resulting from a subdivision or combination or a change solely in par value),
•	any consolidation, merger or combination involving us,
•	any sale, lease or other transfer to a third party of all or substantially all of our and our subsidiaries’ consolidated assets, or
•	any statutory share exchange,

in each case, as a result of which our common stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof), then, at and after the effective time of the transaction, the right to convert each $25.00 principal amount of Notes will be changed into a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of common stock equal to the conversion rate immediately prior to such transaction would have owned or been entitled to receive (the “reference property”) upon such transaction. However, at and after the effective time of the transaction, any shares of our common stock that we would have been required to deliver upon conversion of the Notes will instead be deliverable in the amount and type of reference property that a holder of that number of shares of our common stock would have received in such transaction. If the transaction causes our common stock to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), the reference property into which the Notes will become convertible will be deemed to be the kind and amount of consideration elected to be received by a majority of our common stock voted for such an election (if electing between two types of consideration) or a plurality of our common stock voted for such an election (if electing between more than two types of consideration), as the case may be. If the holders receive only cash in such transaction, then for all conversions that occur after the effective date of such transaction (i) the consideration due upon conversion of each $25.00 principal amount of Notes shall be solely cash in an amount equal to the conversion rate in effect on the conversion date (as may be increased by any additional shares as described under “— Adjustment to Shares Due Upon Conversion Upon a Make-Whole Fundamental Change”), multiplied by the price paid per share of common stock in such transaction and (ii) we will satisfy our conversion obligation by paying cash to converting holders on the third business day immediately following the relevant conversion date. We will agree in the indenture not to become a party to any such transaction unless its terms are consistent with the foregoing in all material respects.

In connection with any adjustment to the conversion rate described above, we will also adjust the initial dividend threshold (as defined under “— Conversion Rate Adjustments”) based on the relative value of shares of common stock comprising the reference property as compared to the value of any non-stock consideration comprising the reference property. If the reference property is composed solely of non-stock consideration, the initial dividend threshold will be zero.

Adjustments of Prices

Whenever any provision of the indenture requires us to calculate the last reported sale prices over a span of multiple days (including the “stock price” (as defined below) for purposes of a make-whole fundamental change), our board of directors or a committee thereof will make appropriate adjustments to each to account for any adjustment to the conversion rate that becomes effective, or any event requiring an adjustment to the conversion rate where the ex-dividend date of the event occurs, at any time during the period when the last reported sale prices are to be calculated.

Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change

If a “fundamental change” as defined in clauses (1), (2) or (4) below and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (2) of the definition thereof (a “make-whole fundamental change”) occurs and a holder elects to convert its Notes in connection with such make-whole fundamental change, we will, under certain circumstances, increase the conversion rate for the Notes so surrendered for conversion by a number of additional shares of common stock (the “additional shares”), as described below. A conversion of Notes will be deemed for these purposes to be “in connection with” such make-whole fundamental change if the notice of conversion of the Notes is received by the conversion agent from, and including, the effective date of the make-whole fundamental change up to, and including, the business day immediately prior to the related fundamental change repurchase date (or, in the case of a make-whole fundamental change that would have been a fundamental change but for the proviso in clause (2) of the definition thereof, the 35th calendar day immediately following the effective date of such make-whole fundamental change).

We will notify holders of the effective date of any make-whole fundamental change and issue a press release announcing such effective date no later than five business days after such effective date.

The number of additional shares, if any, by which the conversion rate will be increased will be determined by reference to the table below, based on the date on which the make-whole fundamental change occurs or becomes effective (the “effective date”) and the price (the “stock price”) paid (or deemed to be paid) per share of our common stock in the make-whole fundamental change. If the holders of our common stock receive only cash in a make-whole fundamental change described in clause (2) of the definition of fundamental change, the stock price will be the cash amount paid per share. Otherwise, the stock price will be the average of the last reported sale prices of our common stock over the five trading day period ending on, and including, the trading day immediately preceding the effective date of the make-whole fundamental change.

The stock prices set forth in the column headings of the table below will be adjusted as of any date on which the conversion rate of the Notes is otherwise adjusted. The adjusted stock prices will equal the stock prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the conversion rate immediately prior to the adjustment giving rise to the stock price adjustment and the denominator of which is the conversion rate as so adjusted. The number of additional shares will be adjusted in the same manner and at the same time as the conversion rate as set forth under “— Conversion Rate Adjustments.”

The following table sets forth the number of additional shares to be received per $25.00 principal amount of Notes for each stock price and effective date set forth below:

Effective Stock Price
Effective Date	$13.78	$14.00	$14.50	$15.00	$15.50	$15.71	$16.00	$16.50	$17.00	$17.50	$18.00	$18.50
May 26, 2017	0.2228	0.2040	0.1647	0.1303	0.1003	0.0890	0.0747	0.0532	0.0355	0.0216	0.0113	0.0046
May 31, 2018	0.2228	0.2040	0.1647	0.1303	0.1003	0.0890	0.0747	0.0532	0.0355	0.0216	0.0113	0.0046
May 31, 2019	0.2228	0.2040	0.1647	0.1303	0.1003	0.0890	0.0747	0.0526	0.0347	0.0210	0.0111	0.0046
May 31, 2020	0.2228	0.2040	0.1647	0.1303	0.0981	0.0859	0.0706	0.0483	0.0308	0.0177	0.0088	0.0035
May 31, 2021	0.2228	0.2040	0.1605	0.1194	0.0852	0.0729	0.0577	0.0363	0.0207	0.0101	0.0040	0.0013
May 31, 2022	0.2228	0.1934	0.1327	0.0753	0.0215	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case

•	If the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year.
•	If the stock price is greater than $18.50 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.
•	If the stock price is less than $13.78 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate per $25.00 principal amount of Notes exceed 1.8142, subject to adjustment in the same manner as the conversion rate as set forth under “— Conversion Rate Adjustments.”

Our obligation to satisfy the additional shares requirement could be considered a penalty, in which case the enforceability thereof would be subject to general principles of reasonableness and equitable remedies.

Fundamental Change Permits Holders to Require Us to Repurchase Notes

If a “fundamental change” (as defined below in this section) occurs at any time, holders will have the right, at their option, to require us to repurchase for cash any or all of their Notes, or any portion of the principal amount thereof that is equal to $25.00 or a multiple of $25.00. The price we are required to pay is equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date (unless the fundamental change repurchase date falls after a regular record date but on or prior to the interest payment date to which such regular record date relates, in which case we will instead pay the full amount of accrued and unpaid interest to the holder of record on such regular record date, and the fundamental change repurchase price will be equal to 100% of the principal amount of the Notes to be repurchased). The fundamental change repurchase date will be a date specified by us that is not less than 20 or more than 35 business days following the date of our fundamental change notice as described below (and will be subject to postponement by a number of days by which our notice of the fundamental change is delivered to holders beyond the deadline set forth in the fourth immediately succeeding paragraph).

A “fundamental change” will be deemed to have occurred at the time after the Notes are originally issued if any of the following occurs:

(1)	a “person or group” within the meaning of Section 13(d) of the Exchange Act, other than us, our subsidiaries and our and their employee benefit plans, has become the direct or indirect beneficial owner of our common equity representing more than 50% of the voting power of our common equity and files a Schedule 13D or Schedule TO or any other schedule, form or report under the Exchange Act disclosing such beneficial ownership;
(2)	the consummation of (A) any recapitalization, reclassification or change of our common stock (other than changes resulting from a subdivision or combination or a change solely in par value) as a result of which our common stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of us pursuant to which our common stock will be converted into cash, securities or other property; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of us and our subsidiaries, taken as a whole, to any person other than one of our subsidiaries; provided, however, that a transaction described in clause (A) or (B) in which the holders of all classes of our common equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of common equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction will not be a fundamental change pursuant to this clause (2);
(3)	our stockholders approve any plan or proposal for the liquidation or dissolution of us; or
(4)	our common stock (or other common stock underlying the Notes) ceases to be listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors).

A transaction or transactions described in clause (2) above will not constitute a fundamental change (even if that transaction is, or those transactions are, also described under another clause above) if at least 90% of the consideration received or to be received by our common stockholders, excluding cash payments for fractional shares, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions the Notes become convertible into such consideration, excluding cash payments for fractional shares.

After any transaction in which our common stock is replaced by the securities of another entity, should one occur, following completion of any related make-whole fundamental change period and any related fundamental change purchase date, references to us in the definition of “fundamental change” above will apply to such other entity instead. In addition, a filing that would otherwise constitute a fundamental change under clause (1) above will not constitute a fundamental change if (x) the filing occurs in connection with a transaction in which we become a wholly-owned subsidiary of an SEC-reporting entity, and for purposes of the conversion provisions herein, our common stock is replaced by the publicly-traded and listed securities of such SEC-reporting company, and (y) no such filing is made or is in effect with respect to common equity representing more than 50% of the voting power of such other company.

On or before the 20th day after the date the fundamental change occurred, we will provide to all holders of the Notes and the trustee and paying agent a written notice of the occurrence of the fundamental change and of the resulting repurchase right. Such notice will state, among other things:

•	the events causing a fundamental change;
•	the date of the fundamental change;

•	the last date on which a holder may exercise the repurchase right;
•	the fundamental change repurchase price;
•	the fundamental change repurchase date;
•	the name and address of the paying agent and the conversion agent, if applicable;
•	if applicable, the conversion rate and any adjustments to the conversion rate;
•	if applicable, that the Notes with respect to which a fundamental change repurchase notice has been delivered by a holder may be converted only if the holder withdraws the fundamental change repurchase notice in accordance with the terms of the indenture; and
•	the procedures that holders must follow to require us to repurchase their Notes.

Simultaneously with providing such notice, we will publish a notice containing this information in a newspaper of general circulation in The City of New York or publish the information on our website or through such other public medium as we may use at that time.

To exercise the fundamental change repurchase right, you must deliver, on or before the business day immediately preceding the fundamental change repurchase date, the Notes to be repurchased, duly endorsed for transfer, together with a written repurchase notice and the form entitled “Form of Fundamental Change Repurchase Notice” on the reverse side of the Notes duly completed, to the paying agent. Each repurchase notice must state:

•	if certificated, the certificate numbers of your Notes to be delivered for repurchase or if not certificated, the notice must comply with appropriate DTC procedures;
•	the portion of the principal amount of Notes to be repurchased, which must be $25.00 or an integral multiple thereof; and
•	that the Notes are to be repurchased by us pursuant to the applicable provisions of the Notes and the indenture.

If the Notes are not in certificated form, the notice given by each holder must comply with appropriate DTC procedures.

Holders may withdraw any repurchase notice (in whole or in part) by a written notice of withdrawal delivered to the paying agent prior to the close of business on the business day immediately preceding the fundamental change repurchase date. The notice of withdrawal will state:

•	the principal amount of the withdrawn Notes;
•	if certificated Notes have been issued, the certificate numbers of the withdrawn Notes or, if not certificated, the notice must comply with appropriate DTC procedures; and
•	the principal amount, if any, which remains subject to the repurchase notice, which must be $25.00 or an integral multiple thereof.

If the Notes are not in certificated form, the notice given by each holder must comply with appropriate DTC procedures.

We will be required to repurchase the Notes surrendered for repurchase in accordance with the indenture on the fundamental change repurchase date, subject to extension if necessary to comply with the provisions of the Investment Company Act. Holders will receive payment of the fundamental change repurchase price on the later of (i) the fundamental change repurchase date and (ii) the time of book-entry transfer or the delivery of the Notes to the paying agent. If on the fundamental change repurchase date the paying agent holds money sufficient to pay the fundamental change repurchase price of the Notes for which holders have surrendered and not withdrawn repurchase notices on the fundamental change repurchase date, then:

•	the Notes will cease to be outstanding and interest will cease to accrue (whether or not book-entry transfer of the Notes is made or whether or not the Notes are delivered to the paying agent); and

•	all other rights of the holder will terminate (other than the right to receive the fundamental change repurchase price upon delivery or transfer of the Notes).

In connection with any repurchase offer pursuant to a fundamental change repurchase notice, we will, if required:

•	comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act that may then be applicable;
•	file a Schedule TO or any other required schedule under the Exchange Act; and
•	otherwise comply with all federal and state securities laws in connection with any offer by us to repurchase the Notes;

in each case, so as to permit the rights and obligations under this “— Fundamental Change Permits Holders to Require Us to Repurchase Notes” to be exercised in the time and in the manner specified in the indenture.

No Notes may be repurchased on any date at the option of holders upon a fundamental change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a default by us in the payment of the fundamental change repurchase price with respect to such Notes).

The repurchase rights of the holders could discourage a potential acquirer of us. The fundamental change repurchase feature, however, is not the result of management’s knowledge of any specific effort to obtain control of us by any means or part of a plan by management to adopt a series of anti-takeover provisions.

The term fundamental change is limited to specified transactions and may not include other events that might adversely affect our financial condition. In addition, the requirement that we offer to repurchase the Notes upon a fundamental change may not protect holders in the event of a highly leveraged transaction, reorganization, merger or similar transaction involving us.

The definition of fundamental change includes a phrase relating to the conveyance, transfer, sale, lease or disposition of “all or substantially all” of our consolidated assets. There is no precise, established definition of the phrase “substantially all” under applicable law. Accordingly, the ability of a holder of the Notes to require us to repurchase its Notes as a result of the conveyance, transfer, sale, lease or other disposition of less than all of our assets may be uncertain.

If a fundamental change were to occur, we may not have enough funds to pay the fundamental change repurchase price. Our ability to repurchase the Notes for cash may be limited by restrictions on our ability to obtain funds for such repurchase through dividends from our subsidiaries, the terms of our then existing borrowing arrangements or otherwise. Under our existing Credit Facility, we would be prohibited from making any such repurchase without consent from the lenders thereunder or a waiver or modification of such requirements. See “Risk Factors — Risks Relating to the Notes — We may be unable to repurchase the Notes following a fundamental change.” If we fail to repurchase the Notes when required following a fundamental change, we will be in default under the indenture. In addition, we have, and may in the future incur, other indebtedness with similar change in control provisions permitting our holders to accelerate or to require us to repurchase our indebtedness upon the occurrence of similar events or on some specific dates.

Consolidation, Merger and Sale of Assets

The indenture provides that we will not consolidate with or merge with or into, or sell, convey, or transfer all or substantially all of our properties and assets to, another person, unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;
•	immediately after giving effect to such transaction, no default or event of default has occurred and is continuing under the indenture. For purposes of this no-default test, a default would include an event of default that has occurred and has not been cured, as described under “Events of Default” below. A default for this purpose would also include any event that would be an event of default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and
•	we must deliver certain certificates and documents to the trustee.

Upon any such consolidation, merger or sale, conveyance, or transfer, the resulting, surviving or transferee person (if not us) will succeed to us, and may exercise every right and power of, ours under the indenture, and we will be discharged from our obligations under the Notes and the indenture.

Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a fundamental change permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Events of Default

Each of the following is an event of default:

(1)	default in any payment of interest on any Note when due and payable and the default continues for a period of 30 days;
(2)	default in the payment of principal of any Note when due and payable at its stated maturity, upon any required repurchase, upon declaration of acceleration or otherwise;
(3)	our failure to comply with our obligation to convert the Notes in accordance with the indenture upon exercise of a holder’s conversion right;
(4)	our failure to give a fundamental change notice as described under “— Fundamental Change Permits Holders to Require Us to Repurchase Notes”;
(5)	we remain in breach of a covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the Notes);
(6)	our failure to comply with the obligation set forth under “Investment Company Act — Section 18(a)(1)(A) as Modified by Section 61(a)(1)”;
(7)	default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act, with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $25 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise unless such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25.0% in aggregate principal amount of the Notes then outstanding;
(8)	(a) we or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act, file for bankruptcy or (b) certain events of bankruptcy, insolvency, or reorganization of us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act occur and remain undischarged or unstayed for a period of 60 days; or
(9)	a final judgment for the payment of $25 million or more (excluding any amounts covered by insurance) rendered against us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act, which judgment is not discharged or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

If an event of default occurs and is continuing, the trustee by notice to us, or the holders of at least 25% in principal amount of the outstanding Notes by notice to us and the trustee, may, and the trustee at the request of such holders will, declare 100% of the principal of and accrued and unpaid interest, if any, on all the Notes to be due and payable. In case of certain events of bankruptcy, insolvency or reorganization involving us, but not any of our subsidiaries, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable. Upon such a declaration of acceleration, such principal and accrued and unpaid interest, if any, will be due and payable immediately.

The provisions described in the paragraph above, however, are subject to the condition that if, at any time after the principal of the Notes will have been so declared due and payable, and before any judgment or decree for the payment of the moneys due will have been obtained as provided in the indenture, we will pay or deliver, as the case may be, or will deposit with the trustee an amount of cash and/or shares of common stock sufficient to pay all matured installments of interest upon all the Notes, all amounts of consideration due upon the conversion of any and all converted Notes, and the principal of any and all Notes which will have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the rate or rates, if any, specified in the Notes to the date of such payment or deposit) and such amount as will be sufficient to cover all amounts owing to the trustee and its agents and counsel, and if any and all events of default under the indenture, other than the non-payment of the principal of Notes which will have become due by acceleration, will have been cured, waived or otherwise remedied as provided in the indenture, then and in every such case the holders of a majority in aggregate principal amount of all the Notes then outstanding, by written notice to us and to the trustee, may rescind and annul such declaration and its consequences, but no such rescission and annulment will extend to or will affect any subsequent default or will impair any right consequent on such default.

Notwithstanding the foregoing, the indenture will provide that, to the extent we elect, the sole remedy for an event of default relating to our failure to comply with our obligations as set forth under “— Reports” below and for any failure to comply with the requirements of Section 314(a)(1) of the Trust Indenture Act (which also relate to the provision of reports) will, after the occurrence of such an event of default, consist exclusively of the right to receive additional interest on the Notes at a rate equal to:

•	0.25% per annum of the principal amount of the Notes outstanding for each day during the 90-day period beginning on, and including, the date on which such an event of default first occurs; and
•	0.50% per annum of the principal amount of the Notes outstanding for each day during the 90-day period beginning on, and including, the 91st day following, and including, the occurrence of such an event of default during which such event of default is continuing.

If we so elect, such additional interest will be payable in the same manner and on the same dates as the stated interest payable on the Notes. On the 181st day after such event of default (if the event of default relating to the reporting obligations is not cured or waived prior to such 181st day), the Notes will be subject to acceleration as provided above. The provisions of the indenture described in this paragraph will not affect the rights of holders of Notes in the event of the occurrence of any other event of default. In the event we do not elect to pay the additional interest following an event of default in accordance with this paragraph or we elected to make such payment but do not pay the additional interest when due, the Notes will be immediately subject to acceleration as provided above.

In order to elect to pay the additional interest as the sole remedy during the first 180 days after the occurrence of an event of default relating to the failure to comply with the reporting obligations in accordance with the immediately preceding paragraph, we must notify in writing all holders of record of Notes, the trustee and the paying agent of such election prior to the fifth business day of such 180-day period. Upon our failure to timely give such notice, the Notes will be immediately subject to acceleration as provided above.

If any portion of the amount payable on the Notes upon acceleration is considered by a court to be unearned interest (through the allocation of the value of the instrument to the embedded warrant or otherwise), the court could disallow recovery of any such portion.

The holders of a majority in principal amount of the outstanding Notes may waive all past defaults, except with respect to nonpayment of principal or interest, with respect to the failure to deliver the consideration due upon conversion or with respect to a covenant that cannot be modified or amended without the consent of each holder.

Each holder will have the right to receive payment or delivery, as the case may be, of:

•	the principal (including the fundamental change repurchase price, if applicable) of;
•	accrued and unpaid interest, if any, on; and
•	the consideration due upon conversion of,

its Notes, on or after the respective due dates expressed or provided for in the indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be, and such right to receive such payment or delivery, as the case may be, on or after such respective dates will not be impaired or affected without the consent of such holder.

Subject to the provisions of the indenture relating to the duties of the trustee, if an event of default occurs and is continuing, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders unless such holders have offered to the trustee indemnity or security satisfactory to it against any loss, liability or expense (including fees and expenses of its counsel). Except to enforce the right to receive payment of principal or interest when due, or the right to receive payment or delivery of the consideration due upon conversion, no holder may pursue any remedy with respect to the indenture or the Notes unless:

(1)	such holder has previously given the trustee written notice that an event of default is continuing;
(2)	holders of at least 25% in principal amount of the outstanding Notes have requested the trustee in writing to institute proceedings to remedy such event of default;
(3)	such holders have offered to the trustee indemnity, security, or both, reasonably satisfactory to the trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;
(4)	the trustee for 60 days after its receipt of such notice, request and offer of indemnity and/or security has failed to institute any such proceeding; and
(5)	the holders of a majority in principal amount of the outstanding Notes have not given the trustee a direction that, in the opinion of the trustee, is inconsistent with such request during that 60-day period.

Subject to certain restrictions and the trustee’s right to demand security or indemnity satisfactory to it in accordance with the indenture, the holders of a majority in principal amount of the outstanding Notes are given the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or of exercising any trust or power conferred on the trustee.

The indenture provides that in the event an event of default has occurred and is continuing, the trustee will be required in the exercise of its powers to use the degree of care that a prudent person would use in the conduct of its own affairs under the circumstances. The trustee, however, may refuse to follow any direction that conflicts with law or the indenture or that the trustee determines is unduly prejudicial to the rights of any other holder or that would involve the trustee in personal liability. Prior to taking any action under the indenture, the trustee will be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

The indenture provides that if a default occurs and is continuing and is known to the trustee, the trustee must deliver to each holder notice of the default within 90 days after it occurs. Except in the case of a default in the payment of principal of or interest on any Note or a default in the payment or delivery of the consideration due upon conversion, the trustee may withhold notice if and so long as the trustee in good faith determines that withholding notice is in the interests of the holders.

The trustee shall not be charged with knowledge of any fact, notice of default or event of default with respect to the Notes unless either (i) a responsible officer of the trustee shall have actual knowledge of such default or event of default or (ii) written notice of such fact, default or event or default shall have been given by us or by the holders of at least 25% of the aggregate principal amount of the Notes and received by a responsible officer of the trustee and references the indenture and the Notes.

Modification and Amendment

Subject to certain exceptions, the indenture or the Notes may be amended with the consent of the holders of at least a majority in principal amount of the Notes then outstanding (including without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, Notes) and, subject to certain exceptions, any past default or compliance with any provisions may be waived with the consent of the holders of a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, Notes). However, without the consent of each holder of an outstanding Note affected, no amendment may, among other things:

(1)	reduce the amount of Notes whose holders must consent to an amendment;
(2)	reduce the rate of or extend the stated time for payment of interest on any note;
(3)	reduce the principal of or extend the stated maturity of any note;
(4)	make any change that adversely affects the conversion rights of any Notes;
(5)	reduce the fundamental change repurchase price of any Note or amend or modify in any manner adverse to the holders of Notes our obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise;
(6)	make any Note payable in money other than that stated in the note;
(7)	impair the right of any holder to receive payment of principal and interest on such holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such holder’s Notes; or
(8)	make any change in the amendment provisions that require each holder’s consent or in the waiver provisions, except to increase any such percentage or to provide that other provisions of the indenture cannot be modified or waived without the consent of the holder of each outstanding Note affected thereby.

Without the consent of any holder, we and the trustee may amend the indenture without notice to:

(1)	cure or supplement any ambiguity, omission, defect or inconsistency in a manner that does not adversely affect the interests of any holder of the Notes in any material respect;
(2)	provide for the assumption by a successor entity of our obligations under the indenture;
(3)	secure the Notes;
(4)	add to our covenants or events of default for the benefit of the holders or surrender any right or power conferred upon us;
(5)	make any change that does not adversely affect the interests of any holder of Notes in any material respect;
(6)	conform the provisions of the indenture to the “Description of Notes” section in the preliminary prospectus supplement, as supplemented by the related pricing term sheet as determined in good faith by us;
(7)	comply with any requirement of the SEC in connection with the qualification of the indenture under the Trust Indenture Act;
(8)	reflect the replacement of our common stock by reference property as described under “— Recapitalizations, Reclassifications and Changes of Our Common Stock”; or

(9)	evidence and provide for the appointment under the indenture of a successor trustee.

Holders do not need to approve the particular form of any proposed amendment. It will be sufficient if such holders approve the substance of the proposed amendment. After an amendment under the indenture becomes effective, we are required to mail to the holders a notice briefly describing such amendment. However, the failure to give such notice to all the holders, or any defect in the notice, will not impair or affect the validity of the amendment.

Discharge

We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, whether at maturity, any fundamental change repurchase date, upon conversion or otherwise, shares of common stock (and cash in lieu of fractional shares) solely to satisfy outstanding conversions, as applicable, and cash sufficient to pay all of the outstanding Notes and all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

Calculations in Respect of Notes

We will be responsible for making all calculations called for under the Notes. These calculations include, but are not limited to, determinations of the last reported sale prices of our common stock, accrued interest payable on the Notes and the conversion rate of the Notes. We will make all these calculations in good faith and, absent manifest error, our calculations will be final and binding on holders of Notes. We will provide a schedule of our calculations to each of the trustee and the conversion agent, and each of the trustee and conversion agent is entitled to rely conclusively upon the accuracy of our calculations without independent verification. The trustee will forward our calculations to any holder of Notes upon the request of that holder.

Reports

The indenture provides that any documents or reports that we are required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act must be filed by us with the trustee within 15 days after the same are required to be filed with the SEC (giving effect to any grace period provided by Rule 12b-25 under the Exchange Act). Documents filed by us with the SEC via the EDGAR system will be deemed to be filed with the trustee as of the time such documents are filed via EDGAR.

Delivery of such reports, information and documents to the trustee is for informational purposes only and the trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including our compliance with any of its covenants under the indenture (as to which the trustee is entitled to rely exclusively on officers’ certificates). The trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, our compliance with the covenants or with respect to any reports or other documents filed with the SEC or website under the indenture, or participate in any conference calls. Delivery of reports to the trustee shall not constitute knowledge of, or notice to, the trustee of the information contained therein.

Investment Company Act — Section 18(a)(1)(A) as Modified by Section 61(a)(1)

We agree that for the period of time during which Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act or any successor provisions thereto of the Investment Company Act, whether or not we continue to be subject to such provisions of the Investment Company Act, but giving effect to any exemptive relief that may be granted to us by the SEC.

Trustee

U.S. Bank National Association is the trustee, security registrar, paying agent and conversion agent. U.S. Bank National Association, in each of its capacities, including without limitation as trustee, security registrar, paying agent and conversion agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to last reported sale prices of our stock, settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

The indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York.

Listing and Trading

We have applied to list the Notes on the NASDAQ Capital Market and expect trading of the Notes to commence thereon within 30 days after the original issue date under the trading symbol “CPTAG.” The Notes are expected to trade “flat,” which means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price. Currently, there is no public market for the Notes and it is not expected that a market for the Notes will develop unless and until the Notes are listed on NASDAQ Capital Market. Our common stock is listed on the NASDAQ under the ticker symbol “CPTA.”

Book-Entry, Settlement and Clearance

Global Notes

The Notes will be initially issued in the form of one or more registered notes in global form, without interest coupons (the “global notes”). Upon issuance, each of the global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a global note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•	upon deposit of a global note with DTC’s custodian, DTC will credit portions of the principal amount of the global note to the accounts of the DTC participants designated by the underwriters; and
•	ownership of beneficial interests in a global note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the global note).

Beneficial interests in global notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the global notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the underwriters are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;
•	a “banking organization” within the meaning of the New York State Banking Law;
•	a member of the Federal Reserve System;
•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and
•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the underwriters, banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a global note, that nominee will be considered the sole owner or holder of the Notes represented by that global note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a global note:

•	will not be entitled to have Notes represented by the global note registered in their names;
•	will not receive or be entitled to receive physical, certificated Notes; and
•	will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a global note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest and of amounts due upon conversion with respect to the Notes represented by a global note will be made by the trustee to DTC’s nominee as the registered holder of the global note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a global note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a global note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the global notes and a successor depositary is not appointed within 90 days;
•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or
•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

ADDITIONAL MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material U.S. federal estate tax consequences) applicable to an investment in the Notes and the shares of our common stock into which the Notes may be converted. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, potentially with retroactive effect, including through the enactment of comprehensive tax reform currently being debated in the United States. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase, ownership, disposition and conversion of our Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). This summary does not discuss any aspect of state, local or non-U.S. taxation, or any U.S. federal tax considerations other than income and estate taxation. If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the U.S. federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes and the shares of our common stock into which the Notes may be converted under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State thereof or the District of Columbia, (iii) a trust (a) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to U.S. federal income tax as if they were U.S. citizens.

If a partnership (including an entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds any Notes or our common stock, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes or our common stock should consult their own tax advisors.

Taxation of U.S. Holders of Notes

Payments of Interest

This discussion assumes that the Notes will be issued with no more than de minimis original issue discount. Therefore, payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Sale, Exchange, Redemption or Other Disposition of a Note

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note (other than a conversion into common stock), a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Conversion into Common Stock

A U.S. holder’s conversion of a Note solely into our common stock and cash in lieu of a fractional share of our common stock will not be a taxable event, except that the receipt of cash in lieu of a fractional share of the common stock (such receipt to be treated as if the fractional share were issued and received and then immediately redeemed for cash) will result in capital gain or loss (measured by the difference between the cash received in lieu of the fractional share and the U.S. holder’s tax basis in the fractional share).

A U.S. holder’s tax basis in the common stock received upon a conversion of a Note will equal the tax basis of the Note that was converted. A U.S. holder’s tax basis with respect to a fractional share will be determined by allocating the holder’s tax basis in the common stock received upon conversion between the common stock received (other than the fractional share) and the fractional share, in accordance with their respective fair market values.

The U.S. holder’s holding period for the common stock received will include the U.S. holder’s holding period for the Note converted.

Constructive Dividends

The conversion rate of the Notes will be adjusted in certain circumstances. Under the Code and applicable Treasury Regulations, adjustments that have the effect of increasing a holder’s interest in our assets or earnings and profits may, in some circumstances, result in a deemed distribution to the holder. If we were to make a distribution of cash or property (for example, evidences of indebtedness or assets) to stockholders and the conversion rate of the Notes were increased pursuant to the anti-dilution provisions of the indenture, such increase would be deemed to be a distribution to holders of the Notes. In addition, any other increase in the conversion rate of the Notes (including an adjustment to the conversion rate in connection with a make-whole fundamental change) may, depending on the circumstances, be deemed to be a distribution to holders.

In certain circumstances, the failure to make an adjustment of the conversion rate may result in a taxable distribution to holders of Notes, if as a result of such failure the proportionate interest of holders of the Notes in our assets or earnings and profits is increased.

Any deemed distribution will be taxed in the same manner as an actual distribution. See “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders” in the accompanying prospectus.

We are currently required to report the amount of any deemed distributions to the IRS and holders of Notes not exempt from reporting or alternatively on our web site. On April 12, 2016, the IRS proposed regulations addressing the amount and timing of deemed distributions, obligations of withholding agents and filing and notice obligations of issuers. If adopted as proposed, the regulations would generally provide that (i) the amount of a deemed distribution is the excess of the fair market value of the right to acquire common stock immediately after the conversion rate adjustment over the fair market value of the right to acquire common stock without the adjustment, (ii) the deemed distribution occurs at the earlier of the date the adjustment occurs under the terms of the Note and the date of the actual distribution of cash or property that results in the deemed distribution, and (iii) we are required to report the amount of any deemed distributions to the IRS and all holders of Notes (including holders of the Notes that would otherwise be exempt from information reporting) or alternatively on our web site. The final regulations will be effective for deemed distributions occurring on or after the date of adoption, but holders of the Notes and withholding agents may rely on them prior to that date under certain circumstances.

U.S. holders should consult their tax advisors as to the tax consequences of receiving constructive dividends.

Unearned Income Medicare Contribution

A tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income,” in the case of estates and trusts) received by taxpayers other than corporations with adjusted gross income above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Ownership and Disposition of Common Stock Received Upon Conversion

The tax consequences of owning and disposing of our common stock received upon conversion of the Notes generally are described in the accompanying prospectus under “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”

Disclosure of Certain Recognized Losses

Under U.S. Treasury Regulations, if a U.S. holder recognizes a loss with respect to either the Notes or our common stock of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single taxable year (or a greater loss over a combination of years), such holder must file with the IRS a disclosure statement on Form 8886. Direct holders of certain securities in many cases are excepted from this reporting requirement, but under current guidance, holders of interests in a RIC are not excepted. Additionally, it is not clear whether this exception would be applicable to an interest in an instrument convertible into interests of a RIC, such as the Notes. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Holders of Notes

Payments of Interest

A non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (directly or indirectly, actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder has provided a statement in the year in which a payment occurs or in the preceding 3 years, on an Internal Revenue Service (“IRS”) Form W-8BEN or

Form W-8BEN-E (or successor form thereto), as applicable, signed under penalties of perjury that includes its name and address and certifies that the non-U.S. holder is the beneficial owner and is not a U.S. person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a U.S. trade or business (and, under certain income tax treaties, is attributable to a permanent establishment maintained in the U.S. by the non-U.S. holder), so long as the non-U.S. holder has provided an IRS Form W-8ECI (or successor form thereto) or substantially similar substitute form stating that the interest on the Notes is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S. in which case the interest will be subject to U.S. federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Sale, Exchange, Redemption, Retirement or Other Disposition of a Note

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (or, if required by an applicable income tax treaty, is not attributable to a U.S. “permanent establishment” maintained by the non-U.S. holder) and (ii) that the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Constructive Dividends

In the case of a deemed distribution as described under “— Taxation of U.S. Holders of Notes — Constructive Dividends,” such deemed distribution will be subject to withholding of U.S. federal income tax in the same manner as distributions of our investment company taxable income to Non-U.S. holders of our common stock as described under “Certain U.S. Federal Income Tax Considerations — Taxation of Non-U.S. Stockholders,” in the accompanying prospectus. In the case of such a constructive dividend, it is possible that the U.S. federal income tax on the constructive dividend would be withheld from interest, shares of common stock or sales proceeds subsequently paid or credited to the Non-U.S. holder. A Non-U.S. holder that is subject to withholding tax under such circumstances should consult its own tax advisor as to whether it is eligible for a refund of all or a portion of the withholding tax, as well as the potential applicability of an income tax treaty in their individual circumstances.

Ownership and Disposition of Common Stock Received Upon Conversion

The tax consequences of owning and disposing of our common stock received upon conversion of the Notes generally are described in the accompanying prospectus under “Certain U.S. Federal Income Tax Considerations — Taxation of Non-U.S. Stockholders.”

Information Reporting and Backup Withholding

A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding on, and to information reporting requirements with respect to, payments of principal, interest and constructive dividends on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

The amount of interest or constructive dividends we pay to a non-U.S. holder on the Notes will be reported to such non-U.S. holder and to the IRS annually on an IRS Form 1042-S even if the non-U.S. holder is exempt from the 30% withholding tax described above under “— Taxation of Non-U.S. Holders of Notes — Payments of Interest” and “— Taxation of Non-U.S. Holders of Notes — Constructive Dividends.” Copies of the information returns reporting those payments and the amounts withheld, if any, may also be made available to the tax authorities in the country where the non-U.S. holder is resident under provisions of an applicable income tax treaty or agreement.

In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal, interest and constructive dividends on, and proceeds from the sale, exchange, redemption or retirement of, the Notes, unless an exemption applies. Backup withholding and information reporting will not apply to payments we make to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a U.S. person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a U.S. person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a Note through the foreign office of a broker who is a U.S. person or has certain enumerated connections with the U.S., the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other appropriate documentary evidence establishing that the non-U.S. holder is not a U.S. person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a U.S. person.

You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s U.S. federal income tax provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

The “Foreign Account Tax Compliance Act” (“FATCA”) generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to withholding tax under FATCA include U.S. source interest and dividends (including constructive dividends) and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends (including constructive dividends) occurring after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. holder and the status of the intermediaries through which they hold the Notes, non-U.S. holders could be subject to this 30% withholding tax with respect to interest and constructive dividends paid on the Notes and proceeds from the sale of the Notes. Under certain circumstances, a non-U.S. holder might be eligible for refunds or credits of such taxes.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated May 23, 2017, we have agreed to sell to the underwriters named below, for whom Keefe, Bruyette & Woods, Inc., is acting as sole book-running manager, and the underwriters have agreed to purchase from us the following respective principal amounts of the Notes:

Underwriter	Principal Amount
Keefe, Bruyette & Woods, Inc.	$39,000,000
BB&T Capital Markets, a division of BB&T Securities, LLC	$6,250,000
Janney Montgomery Scott LLC	$3,750,000
Seaport Global Securities, LLC	$1,000,000
Total	$50,000,000

The underwriting agreement provides that the underwriters’ obligation to purchase the Notes depends on the satisfaction of the conditions contained in the underwriting agreement, including:

•	the representations and warranties made by us to the underwriters are true;
•	there is no material adverse change in the financial markets; and
•	we deliver customary closing documents and legal opinions to the underwriters.

Subject to these conditions, the underwriting agreement provides that the underwriters are committed to purchase and pay for all of the Notes if any are purchased. The underwriters are not, however, obligated to purchase or pay for Notes covered by the underwriters’ option to purchase additional Notes described below, unless and until they exercise this option. The underwriting agreement also provides that if an underwriter defaults the purchase commitments of non-defaulting underwriters may be increased or the offering of Notes may be terminated.

Underwriters’ Option to Purchase Additional Notes

We expect to grant to the underwriters an option, exercisable from time to time within 30 days of the date of this prospectus supplement (subject to certain limitations) to purchase on a pro rata basis up to $7,500,000 aggregate principal amount of additional Notes at the initial public offering price less the underwriting discounts and commissions. The option may be exercised only to cover any over-allotments in the sale of the Notes.

Offering Price

The underwriters propose to offer the Notes initially at the public offering price on the cover page of this prospectus supplement and to selling group members at that price less a selling concession of up to 2.0% of the principal amount per Note. After the initial public offering the underwriters may change the public offering price and concession and discount to broker/dealers.

The following table summarizes the compensation we will pay to the underwriters.

	Per Note		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Underwriting discounts and commissions paid by us	3.0%	3.0%	$1,500,000	$1,725,000

We estimate that our out-of-pocket expenses for this offering will be approximately $300,000.

Listed and Passive Market Marketing

The Notes are a new issue of securities, and there is currently no established trading market for the Notes. We have applied to list the Notes on the NASDAQ Capital Market and expect trading of the Notes to commence thereon within 30 days after the original issue date under the trading symbol “CPTAG.” The Notes are expected to trade “flat,” which means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price. Currently, there is no public market for the Notes and it is not expected that a market for the Notes will develop unless and until the Notes are listed on the NASDAQ Capital Market. Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “CPTA.”

One or more of the underwriters intends to make a secondary market for the Notes. However, they are not obligated to do so and may discontinue making a secondary market for the Notes at any time without notice. No assurance can be given as to how liquid the trading market for the Notes will be.

The underwriters will not confirm sales to any accounts over which they exercise discretionary authority without first receiving a written consent from those accounts.

Lock-Up Agreements

Without the prior written consent of Keefe, Bruyette & Woods, Inc., we will not, during the period ending 90 days after the date of this prospectus supplement, directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) of the Exchange Act, or otherwise dispose of or transfer any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock, or file any registration statement under the Securities Act with respect to any of the foregoing or (enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the our common stock or such other securities, whether any such swap, hedge or transaction described above is to be settled by delivery of any shares of our common stock or other securities, in cash or otherwise. The foregoing restrictions do not apply to the issuance of the Notes or the issuance of our common stock upon conversion of the Notes.

Our directors and executive officers have agreed that, without the prior written consent of Keefe, Bruyette & Woods, Inc., and subject to certain exceptions, they will not, during the period ending 90 days after the date of this prospectus supplement directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer any shares of our common stock or any securities convertible into or exchangeable or exercisable for our common stock, whether now owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of disposition, or exercise any right with respect to the registration of any of the foregoing, or file or cause to be filed any registration statement in connection therewith under the Securities Act, (enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of our common stock, whether any such swap, hedge or transaction is to be settled by delivery of our common stock or other securities, in cash or otherwise, or (publicly disclose the intention to make any such offer, pledge, sale or disposition, or to enter into any such swap, hedge, transaction or other arrangement.

Indemnification and Contribution

We, the Investment Advisor and the Administrator have agreed to indemnify the several underwriters against liabilities under the Securities Act or contribute to payments which the underwriters may be required to make in that respect.

Price Stabilization and Short Positions

In connection with the offering, the underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions, and penalty bids in accordance with Regulation M under the Exchange Act.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.
•	Over-allotment involves sales by the underwriters of the Notes in excess of the principal amount of the Notes the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the principal amount of the Notes over-allotted by the underwriters is not greater than the principal amount of the Notes that they may purchase in the over-allotment option. In a naked short position, the principal amount of the Notes involved is greater than the principal amount of the Notes in the over-allotment option. The underwriters may close out any short position by either exercising their over-allotment option and/or purchasing the Notes in the open market.
•	Syndicate covering transactions involve purchases of the Notes in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of Notes to close out the short position, the underwriters will consider, among other things, the price of Notes available for purchase in the open market as compared to the price at which they may purchase Notes through the over-allotment option. If the underwriters sell more Notes than could be covered by the over-allotment option, a naked short position, that position can only be closed out by buying Notes in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Notes in the open market after pricing that could adversely affect investors who purchase in the offering.
•	Penalty bids permit the managers to reclaim a selling concession from a syndicate member when the Notes originally sold by the syndicate member are purchased in a stabilizing transaction or a syndicate covering transaction to cover syndicate short positions.

These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result the price of the Notes may be higher than the price that might otherwise exist in the open market. These transactions may be effected on NASDAQ or otherwise and, if commenced, may be discontinued at any time.

Electronic Prospectus Delivery

A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters participating in this offering and one or more of the underwriters participating in this offering may distribute prospectuses electronically. The managers may agree to allocate securities to underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters that will make internet distributions on the same basis as other allocations. Other than this prospectus supplement and the accompanying prospectus in electronic format, the information on any of these websites and any other information contained on a website maintained by the underwriters or any selling group member is not part of this prospectus supplement and the accompanying prospectus.

Affiliations

The underwriters and their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment advisory, investment research, principal investment, hedging, financing, loan referrals, valuation and brokerage activities. From time to time, the underwriters and/or their affiliates have directly and indirectly engaged, and may in the future engage, in various financial advisory, investment banking loan referrals and commercial banking services with us and our affiliates, for which they received or paid, or may receive or pay, customary compensation, fees and expense reimbursement. In the ordinary course of their various business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and those investment and securities activities may involve securities and/or instruments of ours. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of those securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in those securities and instruments.

Other Considerations

It is expected that delivery of the Notes will be made against payment therefor on or about the date specified on the cover page of this prospectus supplement. Under Rule 15c6-1 promulgated under the Exchange Act, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise.

Principal Business Addresses

The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, 4th Floor, New York, New York 10019.

LEGAL MATTERS

Certain legal matters regarding the Notes offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Freshfields Bruckhaus Deringer US LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Capitala Finance Corp. as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014, appearing in the accompanying prospectus have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus

NOTICE TO PROSPECTIVE INVESTORS IN CANADA

This prospectus supplement constitutes an “exempt offering document” as defined in and for the purposes of applicable Canadian securities laws. No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the Notes. No securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus supplement or on the merits of the Notes and any representation to the contrary is an offence.

Canadian investors are advised that this prospectus supplement has been prepared in reliance on section 3A.3 of National Instrument 33-105 Underwriting Conflicts (“NI 33-105”). Pursuant to section 3A.3 of NI 33-105, the company and the underwriters in the offering are exempt from the requirement to provide Canadian investors with certain conflicts of interest disclosure pertaining to “connected issuer” and/or “related issuer” relationships as would otherwise be required pursuant to subsection 2.1(1) of NI 33-105.

Resale Restrictions

The offer and sale of the Notes in Canada is being made on a private placement basis only and is exempt from the requirement that the Company prepares and files a prospectus under applicable Canadian securities laws. Any resale of Notes by a Canadian investor in this offering must be made in accordance with applicable Canadian securities laws, which may vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with Canadian prospectus requirements, a statutory exemption from the prospectus requirements, in a transaction exempt from the prospectus requirements or otherwise under a discretionary exemption from the prospectus requirements granted by the applicable local Canadian securities regulatory authority. These resale restrictions may under certain circumstances apply to resales of the Notes outside of Canada.

Representations of Purchasers

Each Canadian investor who purchases the Notes will be deemed to have represented to the Company, the underwriters and to each dealer from whom a purchase confirmation is received, as applicable, that the investor is (i) purchasing as principal, or is deemed to be purchasing as principal in accordance with applicable Canadian securities laws; (ii) an “accredited investor” as such term is defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario); and (iii) a “permitted client” as such term is defined in section 1.1 of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Taxation and Eligibility for Investment

Any discussion of taxation and related matters contained in this prospectus supplement does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a Canadian investor when deciding to purchase the Notes and, in particular, does not address any Canadian tax considerations. No representation or warranty is hereby made as to the tax consequences to a resident, or deemed resident, of Canada of an investment in the Notes or with respect to the eligibility of the Notes for investment by such investor under relevant Canadian federal and provincial legislation and regulations.

Rights of Action for Damages or Rescission

Securities legislation in certain of the Canadian jurisdictions provides certain purchasers of securities pursuant to an offering memorandum (such as this prospectus supplement), including where the distribution involves an “eligible foreign security” as such term is defined in Ontario Securities Commission Rule 45-501 Ontario Prospectus and Registration Exemptions and in Multilateral Instrument 45-107 Listing Representation and Statutory Rights of Action Disclosure Exemptions, as applicable, with a remedy for damages or rescission, or both, in addition to any other rights they may have at law, where the offering memorandum, or other offering document that constitutes an offering memorandum, and any amendment thereto, contains a “misrepresentation” as defined under applicable Canadian securities laws. These remedies, or notice with respect to these remedies, must be exercised or delivered, as the case may be, by the purchaser within the time limits prescribed under, and are subject to limitations and defences under, applicable Canadian securities legislation. In addition, these remedies are in addition to and without derogation from any other right or remedy available at law to the investor.

Language of Documents

Upon receipt of this document, each Canadian investor hereby confirms that it has expressly requested that all documents evidencing or relating in any way to the sale of the securities described herein (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la recéption de ce document, chaque investisseur canadien confirme par les présentes qu’il a expressént exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d'achat ou tout avis) soient rédigés en anglais seulement.

Capitala Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	As of
	March 31, 2017	December 31, 2016
	(unaudited)
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $368,836 and $391,706, respectively)	$364,260	$393,525
Affiliate investments (amortized cost of $56,043 and $39,279, respectively)	78,454	61,464
Control investments (amortized cost of $84,407 and $82,791, respectively)	89,764	86,650
Total investments at fair value (amortized cost of $509,286 and $513,776, respectively)	532,478	541,639
Cash and cash equivalents	40,564	36,281
Interest and dividend receivable	5,994	5,735
Trade settlement receivable	990	—
Due from related parties	143	182
Prepaid expenses	441	506
Other assets	67	72
Total assets	$580,677	$584,415
LIABILITIES
SBA debentures (net of deferred financing costs of $2,760 and $2,911, respectively)	$167,940	$167,789
Notes (net of deferred financing costs of $2,880 and $3,025, respectively)	110,558	110,413
Credit Facility (net of deferred financing costs of $521 and $759, respectively)	43,479	43,241
Due to related parties	—	35
Management and incentive fee payable	3,887	6,426
Interest and financing fees payable	966	2,657
Accounts payable and accrued expenses	147	536
Written call option at fair value (proceeds of $0 and $20, respectively)	4,221	2,736
Total liabilities	$331,198	$333,833
Commitments and contingencies (Note 2)
NET ASSETS
Common stock, par value $.01, 100,000,000 common shares authorized, 15,883,492 and 15,868,045 common shares issued and outstanding, respectively	$159	$159
Additional paid in capital	240,391	240,184
Undistributed net investment income	22,973	22,973
Accumulated net realized losses from investments	(33,035)	(37,881)
Net unrealized appreciation on investments	23,192	27,863
Net unrealized depreciation on written call option	(4,201)	(2,716)
Total net assets	$249,479	$250,582
Total liabilities and net assets	$580,677	$584,415
Net asset value per share	$15.71	$15.79

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Operations

(in thousands, except share and per share data)
(unaudited)

	For the Three Months Ended March 31
	2017	2016
INVESTMENT INCOME
Interest and fee income:
Non-control/non-affiliate investments	$9,638	$10,747
Affiliate investments	1,044	1,363
Control investments	1,988	2,854
Total interest and fee income	12,670	14,964
Payment-in-kind interest and dividend income:
Non-control/non-affiliate investments	1,178	878
Affiliate investments	231	95
Control investments	246	231
Total payment-in-kind interest and dividend income	1,655	1,204
Dividend income:
Non-control/non-affiliate investments	168	205
Affiliate investments	29	29
Control investments	280	1,045
Total dividend income	477	1,279
Interest income from cash and cash equivalents	13	2
Total investment income	14,815	17,449
EXPENSES
Interest and financing expenses	4,653	5,023
Base management fee	2,514	2,728
Incentive fees	1,308	1,706
General and administrative expenses	1,107	1,168
Expenses before incentive fee waiver	9,582	10,625
Incentive fee waiver (See Note 6)	(958)	(597)
Total expenses, net of fee waivers	8,624	10,028
NET INVESTMENT INCOME	6,191	7,421
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND WRITTEN CALL OPTION:
Net realized gain (loss) from investments:
Non-control/non-affiliate investments	4,831	—
Affiliate investments	15	(2,262)
Total realized gain (loss) from investments	4,846	(2,262)
Net unrealized depreciation on investments	(4,671)	(9,348)
Net unrealized depreciation on written call option	(1,485)	—
Net loss on investments and written call option	(1,310)	(11,610)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,881	$(4,189)
NET INCREASE (DECREASE) IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS – BASIC AND DILUTED	$0.31	$(0.27)
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED	15,873,655	15,785,943
DISTRIBUTIONS PAID PER SHARE	$0.39	$0.47

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands, except share data)
(unaudited)

	Common Stock		Additional Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses	Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Written Call Option	Total
	Number of Shares	Par Value
BALANCE, December 31, 2015	15,777,345	$158	$239,104	$8,570	$(1,299)	$22,269	$—	$268,802
Net investment income	—	—	—	7,421	—	—	—	7,421
Net realized loss from investments	—	—	—	—	(2,262)	—	—	(2,262)
Net change in unrealized depreciation on investments	—	—	—	—	—	(9,348)	—	(9,348)
Distributions to Shareholders:
Stock issued under dividend reinvestment plan	22,290	—	227	—	—	—	—	227
Distributions declared	—	—	—	(7,421)	—	—	—	(7,421)
BALANCE, March 31, 2016	15,799,635	$158	$239,331	$8,570	$(3,561)	$12,921	$—	$257,419
BALANCE, December 31, 2016	15,868,045	$159	$240,184	$22,973	$(37,881)	$27,863	$(2,716)	$250,582
Net investment income	—	—	—	6,191	—	—	—	6,191
Net realized gain from investments	—	—	—	—	4,846	—	—	4,846
Net change in unrealized depreciation on investments	—	—	—	—	—	(4,671)	—	(4,671)
Net change in unrealized depreciation on written call option	—	—	—	—	—	—	(1,485)	(1,485)
Distributions to Shareholders:
Stock issued under dividend reinvestment plan	15,447	—	207	—	—	—	—	207
Distributions declared	—	—	—	(6,191)	—	—	—	(6,191)
BALANCE, March 31, 2017	15,883,492	$159	$240,391	$22,973	$(33,035)	$23,192	(4,201)	$249,479

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	For the Three Months Ended March 31
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$4,881	$(4,189)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(21,708)	(27,523)
Repayments and sales of investments	33,049	10,186
Net realized (gain) loss on investments	(4,846)	2,262
Net unrealized depreciation on investments	4,671	9,348
Payment-in-kind interest and dividends	(1,655)	(1,204)
Accretion of original issue discount on investments	(350)	(354)
Net unrealized depreciation on written call option	1,485	—
Amortization of deferred financing fees	534	535
Changes in assets and liabilities:
Interest and dividend receivable	(259)	(1,147)
Trade settlement receivable	(990)	—
Due from related parties	39	—
Prepaid expenses	65	117
Other assets	5	29
Due to related parties	(35)	(2)
Management and incentive fee payable	(2,539)	681
Interest and financing fees payable	(1,691)	(1,837)
Accounts payable and accrued expenses	(389)	(467)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	10,267	(13,565)
CASH FLOWS FROM FINANCING ACTIVITIES
Paydowns on SBA debentures	—	(2,000)
Proceeds from Credit Facility	—	3,000
Distributions paid to shareholders	(5,984)	(7,194)
NET CASH USED IN FINANCING ACTIVITIES	(5,984)	(6,194)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,283	(19,759)
CASH AND CASH EQUIVALENTS, beginning of period	36,281	34,105
CASH AND CASH EQUIVALENTS, end of period	$40,564	$14,346
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$5,582	$6,217
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
Distributions paid through dividend reinvestment plan share issuances	$207	$227

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units/shares)
March 31, 2017
(unaudited)

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/non-affiliated investments – 146.0%
AAE Acquisition, LLC	Industrial Equipment Rental	Second Lien Debt (12% Cash, Due 3/31/18)	$11,000	$11,000	$10,560	4.2%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (14% fully diluted)		17	—	0.0%
				11,017	10,560	4.2%
American Clinical Solutions, LLC	Healthcare	First Lien Debt (10.5% Cash (3 month LIBOR + 9.5%, 1% Floor), Due 6/11/20)	9,034	9,034	8,649	3.5%
				9,034	8,649	3.5%
American Exteriors, LLC	Replacement Window Manufacturer	First Lien Debt (10% PIK, Due 1/1/19)(1)(2)	6,620	4,678	2,756	1.1%
American Exteriors, LLC	Replacement Window Manufacturer	Common Stock Warrants (10% fully diluted)		—	—	0.0%
				4,678	2,756	1.1%
AmeriMark Direct, LLC	Consumer Products	First Lien Debt (12.75% Cash, Due 9/8/21)	19,550	19,072	19,550	7.8%
				19,072	19,550	7.8%
B&W Quality Growers, LLC	Farming	Subordinated Debt (14% Cash, Due 7/23/20)	6,000	5,996	6,000	2.4%
B&W Quality Growers, LLC	Farming	Membership Unit Warrants (91,739 Units)		20	6,695	2.7%
				6,016	12,695	5.1%
BigMouth, Inc.	Consumer Products	First Lien Debt (12.6% Cash, Due 11/14/21)(3)	10,313	10,313	10,313	4.1%
BigMouth, Inc.	Consumer Products	Series A Preferred Stock (350,000 shares, 8% PIK)(6)		361	602	0.2%
				10,674	10,915	4.3%
Bluestem Brands, Inc.	Online Merchandise Retailer	First Lien Debt (8.5% Cash (1 month LIBOR + 7.5%, 1% Floor), Due 11/7/20)	4,217	4,115	4,115	1.6%
				4,115	4,115	1.6%
Brunswick Bowling Products, Inc.	Bowling Products	First Lien Debt (8% Cash (1 month LIBOR + 6%, 2% Floor), Due 5/22/20)	1,600	1,600	1,600	0.6%
Brunswick Bowling Products, Inc.	Bowling Products	First Lien Debt (16.25% Cash (1 month LIBOR + 14.25%, 2% Floor), Due 5/22/20)	5,586	5,586	5,586	2.2%
Brunswick Bowling Products, Inc.	Bowling Products	Preferred Shares (2,966 shares, 8% PIK)(6)		3,453	6,139	2.5%
				10,639	13,325	5.3%
Burke America Parts Group, LLC	Home Repair Parts Manufacturer	Membership Units (14 units)		5	1,408	0.6%
				5	1,408	0.6%
California Pizza Kitchen, Inc.	Restaurant	Second Lien Debt (11% Cash (1 month LIBOR + 10%, 1% Floor), Due 8/23/23)	5,000	4,862	4,862	1.9%
				4,862	4,862	1.9%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)		258	62	0.0%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock Warrants (655,908 units)(7)		264	138	0.1%
				522	200	0.1%
Cedar Electronics Holding Corp.	Consumer Electronics	Subordinated Debt (12% Cash, Due 12/26/20)(13)	21,550	21,550	20,245	8.1%
				21,550	20,245	8.1%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
March 31, 2017
(unaudited)

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Community Choice Financial, Inc.	Financial Services	First Lien Debt (18% Cash (1 month LIBOR + 17%, 1% Floor), Due 3/30/18)(1)(8)	$15,000	$15,000	$15,000	6.0%
				15,000	15,000	6.0%
Construction Partners, Inc.	Construction Services	Second Lien Debt (11.5% Cash, Due 6/12/20)	9,500	9,500	9,500	3.8%
				9,500	9,500	3.8%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (9% Cash, 2% PIK, Due 11/29/21)	16,349	16,349	15,056	6.0%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (15,750 shares)		1,575	666	0.3%
				17,924	15,722	6.3%
CSM Bakery Solutions, LLC	Bakery Supplies Distributor	Second Lien Debt (8.76% Cash (1 month LIBOR + 7.75%, 1% Floor), Due 8/7/22)	12,000	11,821	10,500	4.2%
				11,821	10,500	4.2%
Currency Capital, LLC	Financial Services	First Lien Debt (11.81% Cash (1 month LIBOR + 11.00%, 0.50% Floor) Due 1/20/22)(8)	16,000	16,000	16,000	6.4%
Currency Capital, LLC	Financial Services	Class A Preferred Units (2,000,000 units)		2,000	2,000	0.8%
				18,000	18,000	7.2%
Flavors Holdings, Inc.	Food Product Manufacturer	First Lien Debt (6.90% Cash (3 month LIBOR + 5.75%, 1% Floor), Due 4/3/20)	7,000	6,845	6,312	2.6%
Flavors Holdings, Inc.	Food Product Manufacturer	Second Lien Debt (11.15% Cash (3 month LIBOR + 10%, 1% Floor), Due 10/3/21)	12,000	11,688	10,239	4.1%
				18,533	16,551	6.7%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Subordinated Debt (Due 12/9/19)(9)	2,000	2,000	1,532	0.6%
				2,000	1,532	0.6%
Kelle's Transport Service, LLC	Transportation	First Lien Debt (14% Cash, Due 3/31/19)	13,674	13,669	12,982	5.2%
Kelle's Transport Service, LLC	Transportation	Preferred Units (1,000 units)		3,433	—	0.0%
Kelle's Transport Service, LLC	Transportation	Common Stock Warrants (15% fully diluted)		22	—	0.0%
				17,124	12,982	5.2%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)(12)		—	136	0.1%
				—	136	0.1%
Nielsen & Bainbridge, LLC	Home Décor Manufacturer	Second Lien Debt (10.5% Cash (6 month LIBOR + 9.25%, 1% Floor), Due 8/15/21)	15,000	14,857	15,000	6.0%
				14,857	15,000	6.0%
Nth Degree, Inc.	Business Services	First Lien Debt (8% Cash (1 month LIBOR + 7%, 1% Floor), 1% PIK, Due 12/14/20)	9,929	9,929	9,929	4.0%
Nth Degree, Inc.	Business Services	First Lien Debt (12.5% Cash (1 month LIBOR + 11.5%, 1% Floor), 2% PIK, Due 12/14/20)	7,387	7,387	7,387	3.1%
Nth Degree, Inc.	Business Services	Preferred Stock (10% PIK dividend)(6)		2,728	6,321	2.5%
				20,044	23,637	9.6%
Portrait Innovations, Inc.	Professional and Personal Digital Imaging	Subordinated Debt (12% Cash, Due 2/26/20)	9,000	9,000	8,974	3.6%
				9,000	8,974	3.6%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
March 31, 2017
(unaudited)

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Sequoia Healthcare Management, LLC	Healthcare Management	First Lien Debt (12% Cash, 4% PIK, Due 7/17/19)	$10,544	$10,457	$10,544	4.2%
				10,457	10,544	4.2%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	First Lien Debt (9% Cash (1 Month LIBOR + 8.00%, 1.00% Floor), Due 6/13/17)	1,214	1,214	1,214	0.5%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	First Lien Debt (12.25% Cash, Due 12/15/18)(2)	15,000	15,000	4,500	1.8%
				16,214	5,714	2.3%
Sur La Table, Inc.	Retail	First Lien Debt (12% Cash, Due 7/28/20)	15,000	15,000	15,000	6.0%
				15,000	15,000	6.0%
Taylor Precision Products, Inc.	Household Product Manufacturer	Series C Preferred Stock (379 shares)		758	1,001	0.4%
				758	1,001	0.4%
Velum Global Credit Management, LLC	Financial Services	First Lien Debt (15% PIK, Due 12/31/17)(1)(8)	10,954	10,954	10,954	4.4%
				10,954	10,954	4.4%
Vintage Stock, Inc.	Specialty Retail	First Lien Debt (13.28% Cash (1 month LIBOR + 12.5%, 0.5% floor), 3% PIK, Due 11/3/21)	21,693	21,693	21,693	8.7%
				21,693	21,693	8.7%
Vology, Inc.	Information Technology	Subordinated Debt (15% Cash (3 month LIBOR + 14%, 1% Floor), 2% PIK Due 1/24/21)	8,123	8,123	8,123	3.3%
				8,123	8,123	3.3%
Western Windows Systems, LLC	Building Products	First Lien Debt (11.7% Cash, Due 7/31/20)(3)	10,500	10,500	10,500	4.2%
Western Windows Systems, LLC	Building Products	Membership Units (39,860 units)		3,000	7,767	3.0%
				13,500	18,267	7.2%
Xirgo Technologies, LLC	Information Technology	Subordinated Debt (11.5% Cash, Due 3/1/22)	15,750	15,750	15,750	6.4%
Xirgo Technologies, LLC	Information Technology	Membership Units (400,000 units)		400	400	0.2%
				16,150	16,150	6.6%
Sub Total Non-control/non-affiliated investments				$368,836	$364,260	146.0%
Affiliate investments – 31.4%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Subordinated Debt (14% Cash, Due 8/9/19)(10)	$3,000	$3,000	$3,000	1.2%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Subordinated Debt (12% Cash, Due 8/9/19)(10)	5,828	5,828	5,828	2.3%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Common Stock (1,253,198 shares)		1,503	1,307	0.5%
				10,331	10,135	4.0%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/17)(1)	8,231	8,231	8,231	3.3%
City Gear, LLC	Footwear Retail	Preferred Membership Units (2.78% fully diluted, 9% Cash Dividend)(6)		1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.38% fully diluted)		—	9,760	3.9%
				9,500	19,260	7.7%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
March 31, 2017
(unaudited)

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares, 8% PIK dividend)(6)		$2,709	$3,043	1.2%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)		2	882	0.4%
				2,711	3,925	1.6%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	6,182	6,182	6,150	2.5%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)		818	—	0.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (6,369 shares)		—	—	0.0%
				7,000	6,150	2.5%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)		1,525	8,581	3.4%
				1,525	8,581	3.4%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)		1,000	5,011	2.0%
				1,000	5,011	2.0%
MMI Holdings, LLC	Medical Device Distributor	First Lien Debt (12% Cash, Due 1/31/18)(1)	2,600	2,600	2,600	1.0%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 1/31/18)(1)	400	388	400	0.2%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units, 6% PIK dividend)(6)		1,307	1,454	0.6%
MMI Holdings, LLC	Medical Device Distributor	Common Membership Units (45 units)		—	201	0.1%
				4,295	4,655	1.9%
MTI Holdings, LLC	Retail Display & Security Services	Membership Units (2,000,000 units)(12)		—	537	0.2%
				—	537	0.2%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 4/8/19)(1)	1,425	1,425	1,425	0.6%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% ownership)		750	973	0.4%
				2,175	2,398	1.0%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)(12)		—	93	0.0%
				—	93	0.0%
U.S. Well Services, LLC	Oil & Gas Services	First Lien Debt (7% Cash (1 month LIBOR + 6%, 1% floor), Due 1/31/22)(14)	1,311	1,311	1,311	0.5%
U.S. Well Services, LLC	Oil & Gas Services	First Lien Debt (12% PIK (1 month LIBOR + 11%, 1% floor), Due 1/31/22)	8,681	8,681	8,681	3.5%
U.S. Well Services, LLC	Oil & Gas Services	Class A Units (5,680,688 Units)		6,260	6,260	2.5%
U.S. Well Services, LLC	Oil & Gas Services	Class B Units (2,076,298 Units)		441	441	0.2%
				16,693	16,693	6.7%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt(12)		813	1,016	0.4%
				813	1,016	0.4%
Sub Total Affiliate investments				$56,043	$78,454	31.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
March 31, 2017
(unaudited)

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Control investments – 36.0%
CableOrganizer Acquisition, LLC	Computer Supply Retail	First Lien Debt (12% Cash, 4% PIK, Due 5/24/18)	12,001	$12,001	$12,001	4.9%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (19.7% fully diluted ownership)		1,394	—	0.0%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock Warrants (10% fully diluted ownership)		—	—	0.0%
				13,395	12,001	4.9%
Eastport Holdings, LLC	Business Services	Subordinated Debt (14.1% Cash (3 month LIBOR + 13%, 0.5% Floor), Due 4/29/20)	16,500	14,169	16,500	6.6%
Eastport Holdings, LLC	Business Services	Membership Units (30.1% fully diluted)(11)		4,733	18,148	7.3%
				18,902	34,648	13.9%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/15/18)(1)	1,862	1,862	1,862	0.8%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/15/18)(1)	4,029	4,029	4,029	1.6%
Micro Precision, LLC	Conglomerate	Series A Preferred Units (47 units)		1,629	2,566	1.0%
				7,520	8,457	3.4%
Navis Holdings, Inc.	Textile Equipment Manufacturer	First Lien Debt (15% Cash, Due 10/30/20)(1)	6,500	6,500	6,500	2.6%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares, 10% Cash Dividend)(6)		1,000	1,000	0.4%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)		1	5,486	2.2%
				7,501	12,986	5.2%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/17)(1)(2)	11,596	11,020	11,485	4.6%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)		3,278	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)		2,365	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)		33	—	0.0%
				16,696	11,485	4.6%
Print Direction, Inc.	Printing Services	First Lien Debt (10% Cash, 2% PIK, Due 2/24/19)	17,403	17,403	10,187	4.0%
Print Direction, Inc.	Printing Services	Common Stock (18,543 shares)		2,990	—	0.0%
Print Direction, Inc.	Printing Services	Common Stock Warrants (820 shares)		—	—	0.0%
				20,393	10,187	4.0%
Sub Total Control investments				$84,407	$89,764	36.0%
TOTAL INVESTMENTS – 213.4%				$509,286	$532,478	213.4%
Derivatives – (1.7)%
Eastport Holdings, LLC	Business Services	Written Call Option(11)		$(20)	$(4,221)	(1.7)%
TOTAL DERIVATIVES – (1.7)%				$(20)	$(4,221)	(1.7)%

(1)	The maturity date of the original investment has been extended.
(2)	Non-accrual investment.
(3)	The cash rate equals the approximate current yield on our last-out portion of the unitranche facility.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
March 31, 2017
(unaudited)

(4)	All debt investments are income producing, unless otherwise noted. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	Percentages are based on net assets of $249,479 as of March 31, 2017.
(6)	The equity investment is income producing, based on rate disclosed.
(7)	The equity investment has an exercisable put option.
(8)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of March 31, 2017, 7.2% of the Company's total assets were non-qualifying assets.
(9)	Interest rate was amended to zero. The Company is entitled to receive earn-out payments of up to $2.4 million in satisfaction of the debt.
(10)	In addition to the stated rate, the investment is paying 3% default interest.
(11)	The Company has written a call option that enables CapitalSouth Partners Florida Sidecar Fund II, L.P. to purchase up to 31.25% of the Company's interest at a strike price of $1.5 million. As of March 31, 2017, the fair value of the written call option is approximately $4.2 million. See Note 4 to the consolidated financial statements for further detail on the written call option transaction.
(12)	The investment has been exited. The residual value reflects estimated escrow to be settled post-closing.
(13)	The Company has accrued 50% of contractual interest as the portfolio company is undergoing amendments to senior and subordinated loans outstanding.
(14)	The investment has a $0.8 million unfunded commitment.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units/shares)
December 31, 2016

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/non-affiliated investments – 157.1%
AAE Acquisition, LLC	Industrial Equipment Rental	Second Lien Debt (12% Cash, Due 3/31/18)	$11,000	$11,000	$10,755	4.3%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (14% fully diluted)		17	—	0.0%
				11,017	10,755	4.3%
American Clinical Solutions, LLC	Healthcare	First Lien Debt (10.5% Cash (3 month LIBOR + 9.5%, 1% Floor), Due 6/11/20)(13)	9,034	9,034	8,582	3.4%
				9,034	8,582	3.4%
American Exteriors, LLC	Replacement Window Manufacturer	First Lien Debt (10% PIK, Due 1/1/17)(1)(2)	6,456	4,679	2,571	1.0%
American Exteriors, LLC	Replacement Window Manufacturer	Common Stock Warrants (10% fully diluted)		—	—	0.0%
				4,679	2,571	1.0%
AmeriMark Direct, LLC	Consumer Products	First Lien Debt (12.75% Cash, Due 9/8/21)	19,700	19,192	19,542	7.8%
				19,192	19,542	7.8%
B&W Quality Growers, LLC	Farming	Subordinated Debt (14% Cash, Due 7/23/20)	6,000	5,996	6,000	2.4%
B&W Quality Growers, LLC	Farming	Membership Unit Warrants (91,739 Units)		20	5,779	2.3%
				6,016	11,779	4.7%
BigMouth, Inc.	Consumer Products	First Lien Debt (12.6% Cash, Due 11/14/21)(3)	10,313	10,313	10,313	4.1%
BigMouth, Inc.	Consumer Products	Series A Preferred Stock (350,000 shares, 8% PIK)(6)		354	354	0.1%
				10,667	10,667	4.2%
Bluestem Brands, Inc.	Online Merchandise Retailer	First Lien Debt (8.5% Cash (1 month LIBOR + 7.5%, 1% Floor), Due 11/7/20)	4,279	4,169	4,169	1.7%
				4,169	4,169	1.7%
Brock Holdings III, Inc.	Industrial Specialty Services	Second Lien Debt (10% Cash (1 month LIBOR + 8.25%, 1.75% Floor), Due 3/16/18)	5,000	4,935	4,750	1.9%
				4,935	4,750	1.9%
Brunswick Bowling Products, Inc.	Bowling Products	First Lien Debt (8% Cash (1 month LIBOR + 6.0%, 2% Floor), Due 5/22/20)	1,600	1,600	1,600	0.6%
Brunswick Bowling Products, Inc.	Bowling Products	First Lien Debt (16.25% Cash (1 month LIBOR + 14.25%, 2% Floor), Due 5/22/20)	5,586	5,586	5,586	2.2%
Brunswick Bowling Products, Inc.	Bowling Products	Preferred Shares (2,966 shares, 8% PIK)(6)		3,384	5,317	2.1%
				10,570	12,503	4.9%
Burke America Parts Group, LLC	Home Repair Parts Manufacturer	Membership Units (14 units)		5	1,408	0.6%
				5	1,408	0.6%
California Pizza Kitchen, Inc.	Restaurant	Second Lien Debt (11% Cash (1 month LIBOR + 10%, 1% Floor), Due 8/23/23)	5,000	4,857	4,857	1.9%
				4,857	4,857	1.9%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)		258	137	0.1%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2016

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock Warrants (655,908 units)(7)		$264	$309	0.1%
				522	446	0.2%
Cedar Electronics Holding Corp.	Consumer Electronics	Subordinated Debt (12% Cash, Due 12/26/20)	$21,550	21,550	20,818	8.3%
				21,550	20,818	8.3%
Community Choice Financial, Inc.	Financial Services	First Lien Debt (18% Cash (1 month LIBOR + 17%, 1% Floor), Due 3/30/18)(1)(8)	15,000	15,000	15,000	6.0%
				15,000	15,000	6.0%
Construction Partners, Inc.	Construction Services	Second Lien Debt (11.5% Cash, Due 6/12/20)	9,500	9,500	9,500	3.8%
				9,500	9,500	3.8%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (9% Cash, 2% PIK, Due 11/29/21)	16,267	16,267	15,648	6.2%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (15,750 shares)		1,575	728	0.3%
				17,842	16,376	6.5%
CSM Bakery Solutions, LLC	Bakery Supplies Distributor	Second Lien Debt (8.75% Cash (1 month LIBOR + 7.75%, 1% Floor), Due 8/7/22)	12,000	11,813	10,776	4.3%
				11,813	10,776	4.3%
Emerging Markets Communications, LLC	Satellite Communications	Second Lien Debt (10.625% Cash (1 month LIBOR + 9.625%, 1% Floor), Due 7/1/22)	5,000	4,946	5,000	2.0%
				4,946	5,000	2.0%
Flavors Holdings, Inc.	Food Product Manufacturer	First Lien Debt (6.75% Cash (1 month LIBOR + 5.75%, 1% Floor), Due 4/3/20)	7,100	6,930	6,411	2.6%
Flavors Holdings, Inc.	Food Product Manufacturer	Second Lien Debt (11% Cash (1 month LIBOR + 10%, 1% Floor), Due 10/3/21)	12,000	11,671	10,188	4.1%
				18,601	16,599	6.7%
Group Cirque du Soleil, Inc.	Entertainment	Second Lien Debt (9.25% Cash (3 month LIBOR + 8.25%, 1% Floor), Due 7/8/23)(8)	1,000	988	987	0.4%
				988	987	0.4%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Subordinated Debt (Due 12/9/19)(9)	2,000	2,000	1,532	0.6%
				2,000	1,532	0.6%
Kelle’s Transport Service, LLC	Transportation	First Lien Debt (14% Cash, Due 3/31/19)	13,674	13,668	13,252	5.3%
Kelle’s Transport Service, LLC	Transportation	Preferred Units (1,000 units, 10% PIK Dividend)(6)		3,433	3,433	1.4%
Kelle’s Transport Service, LLC	Transportation	Common Stock Warrants (15% fully diluted)		22	171	0.1%
				17,123	16,856	6.8%
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 9/27/20)(1)	14,667	14,667	14,667	5.9%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)		1,333	6,440	2.6%
				16,000	21,107	8.5%
Nielsen & Bainbridge, LLC	Home Décor Manufacturer	Second Lien Debt (10.5% Cash (6 month LIBOR + 9.25%, 1% Floor), Due 8/15/21)	15,000	14,849	14,670	5.9%
				14,849	14,670	5.9%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2016

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Nth Degree, Inc.	Business Services	First Lien Debt (8.0% Cash (1 month LIBOR + 7%, 1% Floor), 1% PIK, Due 12/14/20)	$9,904	$9,904	$9,904	4.0%
Nth Degree, Inc.	Business Services	First Lien Debt (12.5% Cash (1 month LIBOR + 11.5%, 1% Floor), 2% PIK, Due 12/14/20)	7,351	7,351	7,351	2.9%
Nth Degree, Inc.	Business Services	Preferred Stock (10% PIK dividend)(6)		2,662	4,581	1.8%
				19,917	21,836	8.7%
Portrait Innovations, Inc.	Professional and Personal Digital Imaging	Subordinated Debt (12% Cash, Due 2/26/20)	9,000	9,000	9,000	3.6%
				9,000	9,000	3.6%
Sequoia Healthcare Management, LLC	Healthcare Management	First Lien Debt (12% Cash, 4% PIK, Due 7/17/19)	10,851	10,750	10,851	4.3%
				10,750	10,851	4.3%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	First Lien Debt (12.25% Cash, Due 12/15/18)(2)	15,000	15,000	4,500	1.8%
				15,000	4,500	1.8%
Sur La Table, Inc.	Retail	First Lien Debt (12% Cash, Due 7/28/20)	15,000	15,000	15,000	6.0%
				15,000	15,000	6.0%
Taylor Precision Products, Inc.	Household Product Manufacturer	Series C Preferred Stock (379 shares)		758	1,001	0.4%
				758	1,001	0.4%
U.S. Well Services, LLC	Oil & Gas Services	First Lien Debt (14.1% PIK (1 month LIBOR + 13.5%, 0.5% floor), Due 5/2/19)	15,083	15,054	15,083	6.0%
				15,054	15,083	6.0%
Velum Global Credit Management, LLC	Financial Services	First Lien Debt (15% PIK, Due 12/31/17)(1)(8)	10,553	10,553	10,553	4.2%
				10,553	10,553	4.2%
Vintage Stock, Inc.	Specialty Retail	First Lien Debt (13.1% Cash (1 month LIBOR + 12.5%, 0.5% floor), 3% PIK, Due 11/3/21)	22,067	22,067	22,067	8.8%
				22,067	22,067	8.8%
Vology, Inc.	Information Technology	Subordinated Debt (15% Cash (3 month LIBOR + 14%, 1% Floor, 2% PIK), Due 1/24/21)	8,082	8,082	8,082	3.2%
				8,082	8,082	3.2%
Western Windows Systems, LLC	Building Products	First Lien Debt (11.7% Cash, Due 7/31/20)(3)	10,500	10,500	10,500	4.2%
Western Windows Systems, LLC	Building Products	Membership Units (39,860 units)		3,000	7,652	3.0%
				13,500	18,152	7.2%
Xirgo Technologies, LLC	Information Technology	Subordinated Debt (11.5% Cash, Due 3/1/22)	15,750	15,750	15,750	6.3%
Xirgo Technologies, LLC	Information Technology	Membership Units (400,000 units)		400	400	0.2%
				16,150	16,150	6.5%
Sub Total Non-control/non-affiliated investments				$391,706	$393,525	157.1%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2016

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Affiliate investments – 24.5%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Subordinated Debt (14% Cash, Due 8/9/19)(10)	$3,000	$3,000	$3,000	1.2%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Subordinated Debt (12% Cash, Due 8/9/19)(10)	5,828	5,828	5,828	2.3%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Common Stock (1,253,198 shares)		1,504	1,248	0.5%
				10,332	10,076	4.0%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/17)(1)	8,231	8,231	8,231	3.3%
City Gear, LLC	Footwear Retail	Preferred Membership Units (2.78% fully diluted, 9% Cash Dividend)(6)		1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.38% fully diluted)		—	9,736	3.9%
				9,500	19,236	7.7%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares, 8% PIK dividend)(6)		2,648	2,864	1.1%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)		2	1,046	0.4%
				2,650	3,910	1.5%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	6,182	6,182	6,182	2.5%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)		818	—	0.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (6,369 shares)		—	—	0.0%
				7,000	6,182	2.5%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)		1,525	8,497	3.4%
				1,525	8,497	3.4%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)		1,000	5,011	2.0%
				1,000	5,011	2.0%
MMI Holdings, LLC	Medical Device Distributor	First Lien Debt (12% Cash, Due 1/31/18)(1)	2,600	2,600	2,600	1.0%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 1/31/18)(1)	400	388	400	0.2%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units, 6% PIK dividend)(6)		1,296	1,433	0.6%
MMI Holdings, LLC	Medical Device Distributor	Common Membership Units (45 units)		—	228	0.1%
				4,284	4,661	1.9%
MTI Holdings, LLC	Retail Display & Security Services	Membership Units (2,000,000 units)(12)		—	537	0.2%
				—	537	0.2%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 4/8/19)(1)	1,425	1,425	1,425	0.6%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% ownership)		750	805	0.3%
				2,175	2,230	0.9%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)(12)		—	109	0.0%
				—	109	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt(12)		813	1,015	0.4%
				813	1,015	0.4%
Sub Total Affiliate investments				$39,279	$61,464	24.5%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2016

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Control investments – 34.6%
CableOrganizer Acquisition, LLC	Computer Supply Retail	First Lien Debt (12% Cash, 4% PIK, Due 5/24/18)	$11,882	$11,882	$11,882	4.9%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (19.7% fully diluted ownership)		1,394	200	0.1%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock Warrants (10% fully diluted ownership)		—	101	0.0%
				13,276	12,183	5.0%
Eastport Holdings, LLC	Business Services	Subordinated Debt (13.9% Cash (3 month LIBOR + 13%, 0.5% Floor), Due 4/29/20)	16,500	13,982	16,500	6.6%
Eastport Holdings, LLC	Business Services	Membership Units (30.1% fully diluted)(11)		4,733	13,395	5.4%
				18,715	29,895	12.0%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/15/18)(1)	1,862	1,862	1,862	0.8%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/15/18)(1)	3,989	3,989	3,989	1.6%
Micro Precision, LLC	Conglomerate	Series A Preferred Units (47 units)		1,629	2,523	1.0%
				7,480	8,374	3.4%
Navis Holdings, Inc.	Textile Equipment Manufacturer	First Lien Debt (15% Cash, Due 10/30/20)(1)	6,500	6,500	6,500	2.6%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares, 10% Cash Dividend)		1,000	1,000	0.4%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)		1	5,634	2.3%
				7,501	13,134	5.3%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/17)(1)(2)	10,303	9,837	10,303	4.1%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)		3,278	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)		2,365	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)		33	—	0.0%
				15,513	10,303	4.1%
Print Direction, Inc.	Printing Services	First Lien Debt (10% Cash, 2% PIK, Due 2/24/19)	17,316	17,316	12,761	5.1%
Print Direction, Inc.	Printing Services	Common Stock (18,543 shares)		2,990	—	0.0%
Print Direction, Inc.	Printing Services	Common Stock Warrants (820 shares)		—	—	0.0%
				20,306	12,761	5.1%
Sub Total Control investments				$82,791	$86,650	34.9%
TOTAL INVESTMENTS – 216.5%				$513,776	$541,639	216.5%
Derivatives – (1.1)%
Eastport Holdings, LLC	Business Services	Written Call Option(11)		$(20)	$(2,736)	(1.1)%
				$(20)	$(2,736)	(1.1)%
TOTAL DERIVATIVES – (1.1)%				$(20)	$(2,736)	(1.1)%

(1)	The maturity date of the original investment has been extended.
(2)	Non-accrual investment.
(3)	The cash rate equals the approximate current yield on our last-out portion of the unitranche facility.
(4)	All debt investments are income producing, unless otherwise noted. Equity and warrant investments are non-income producing, unless otherwise noted.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2016

(5)	Percentages are based on net assets of $250,582 as of December 31, 2016.
(6)	The equity investment is income producing, based on rate disclosed.
(7)	The equity investment has an exercisable put option.
(8)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2016, 4.5% of the Company’s total assets were non-qualifying assets.
(9)	Interest rate was amended to zero. The Company is entitled to receive earn-out payments of up to $2.4 million in satisfaction of the debt.
(10)	In addition to the stated rate, the investment is paying 3% default interest.
(11)	The Company has written a call option that enables CapitalSouth Partners Florida Sidecar Fund II, L.P. to purchase up to 31.25% of the Company’s interest at a strike price of $1.5 million. As of December 31, 2016, the fair value of the written call option is approximately $2.7 million. See Note 4 to the consolidated financial statements for further detail on the written call option transaction.
(12)	The investment has been exited. The residual value reflects estimated escrow to be settled post-closing.
(13)	The portfolio company is currently being charged default interest rate of prime plus 10.5%.

See accompanying notes to consolidated financial statements.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 1. Organization

Capitala Finance Corp. (the “Company”, “we”, “us”, and “our”) is an externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such, is subject to reduced public company reporting requirements. The Company commenced operations on May 24, 2013 and completed its initial public offering (“IPO”) on September 30, 2013. The Company is managed by Capitala Investment Advisors, LLC (the “Investment Advisor”), an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Administrator provides the administrative services necessary for the Company to operate. For U.S. federal income tax purposes, the Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company was formed for the purpose of: (i) acquiring, through a series of transactions, an investment portfolio from the following entities: CapitalSouth Partners Fund I Limited Partnership (“Fund I”); CapitalSouth Partners Fund II Limited Partnership (“Fund II”); CapitalSouth Partners Fund III, L.P. (“Fund III Parent”); CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”) and CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar” and, collectively with Fund I, Fund II, Fund III and Fund III Parent, the “Legacy Funds”); (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in lower middle-market and traditional middle-market companies.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the U.S. Small Business Administration (“SBA”) under the Small Business Investment Company (“SBIC”) Act, the Company offers customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. The Company invests in first lien, second lien, and subordinated loans, and, to a lesser extent, equity securities issued by lower middle-market companies and traditional middle-market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock (the “Formation Transactions”). Fund II, Fund III and Florida Sidecar became the Company’s wholly owned subsidiaries. Fund II and Fund III retained their SBIC licenses, continued to hold their existing investments at the time of the IPO and have continued to make new investments. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share resulting in net proceeds to the Company of $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The Company is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC 946”). The accompanying unaudited consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 and Article 10 of

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Regulation S-X. Accordingly, certain disclosures accompanying our annual consolidated financial statements prepared in accordance with U.S. GAAP have been omitted. The consolidated financial statements of the Company include the accounts of the Company and its wholly owned subsidiaries as described in the Formation Transactions above.

The Company’s financial statements as of March 31, 2017 are presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, and Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these consolidated financial statements have been presented on the basis described above. In the opinion of management, the consolidated financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Additionally, the unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K for the period ended December 31, 2016, filed with the U.S. Securities and Exchange Commission on March 7, 2017.

Use of Estimates in the Preparation of Financial Statements

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates under different assumptions and conditions. The most significant estimates in the preparation of the consolidated financial statements are investment valuation, revenue recognition, and income taxes.

Consolidation

As provided under Regulation S-X and ASC 946, the Company will generally not consolidate its investment in a company other than a substantially wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly owned subsidiaries in its consolidated financial statements. The Company did not consolidate its interest in Capitala Senior Liquid Loan Fund I, LLC (“CSLLF”) during the periods it was in existence because the investment was not considered a substantially wholly owned investment company subsidiary. Further, CSLLF was a joint venture for which shared power existed relating to the decisions that most significantly impacted the economic performance of the entity. See Note 4 to the consolidated financial statements for a description of the Company’s investment in CSLLF.

Segments

In accordance with ASC Topic 280 — Segment Reporting (“ASC 280”), the Company has determined that it has a single reporting segment and operating unit structure. While the Company invests in several industries and geographic locations, all investments share similar business and economic risks. As such, all investment activities have been aggregated into a single segment.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies its investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. Generally under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5% and 25% of the voting securities of such company.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4.

In determining fair value, the Company’s board of directors (the “Board”) uses various valuation approaches, and engages a third-party valuation firm, which provides an independent valuation of certain investments. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Board’s assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date,

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

In estimating the fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes original issue discount or premium and payment-in-kind (“PIK”) income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

As a practical expedient, the Company used the net asset value (“NAV”) as the basis for the fair value of its investment in CSLLF for the periods held. CSLLF recorded its underlying investments at fair value on a daily basis utilizing pricing information from third-party sources.

The following valuation methodologies are utilized by the Company in estimating fair value and are summarized as follows:

Enterprise Value Waterfall Approach

The enterprise value waterfall approach determines an enterprise value based on earnings before interest, tax, depreciation and amortization (“EBITDA”) multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including, but not limited to, operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. In certain instances, the Company may also utilize revenue multiples to determine enterprise value. When available, the Company may assign a pricing multiple or value its equity investments based on the value of recent investment transactions in the subject portfolio company or offers to purchase the portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.

The enterprise value waterfall approach is primarily utilized to value the Company’s equity securities, including warrants. However, the Company may utilize the enterprise value waterfall approach to value certain debt securities.

Income Approach

The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk. Because the majority of the Company’s portfolio companies do not have a public credit rating, determining a discount rate often involves assigning an implied credit rating based on the portfolio company’s operating metrics compared to average metrics of similar publicly rated debt. Operating metrics include, but are not limited to, EBITDA interest coverage, leverage ratio, return on capital, and debt to equity ratios. The implied credit rating is used to assign a base discount rate range based on publicly available yields on similarly rated debt securities. The Company may apply a premium to the discount rate utilized in determining fair value when performance metrics and other qualitative information indicate that there is an additional level of uncertainty about collectability of cash flows.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Asset Approach

The asset approach values an investment based on the value of the underlying collateral securing the investment. This approach is used when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest income and paid-in-kind interest income:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company has loans in the portfolio that contain a PIK provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on an accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual investments:  Generally, when interest and/or principal payments on a loan become 90 days or more past due, or when the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK interest on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. The Company may elect to cease accruing PIK interest and continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend income and paid-in-kind dividends:  Dividend income is recognized on the date dividends are declared. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.

Original issue discount/premiums:  Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan. Any remaining discount/premium is accreted or amortized into income upon prepayment of the loan.

Other income:  Origination fees, amendment fees, consent fees, and other fees associated with investments in portfolio companies are recognized as income when the investment transaction closes (to the extent services are performed to earn such income). Prepayment penalties received by the Company for debt instruments repaid prior to maturity date are recorded as income upon receipt.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Loan Sales

The Company follows the guidance in ASC Topic 860 — Transfers and Servicing (“ASC 860”) when accounting for loan participations and partial loan sales as it relates to concluding on sales accounting treatment for such transactions. Based on the Company’s analysis of all loan participations and partial sales completed, the Company believes that all such transactions meet the criterion required by ASC 860 to qualify for sales accounting treatment.

General and Administrative Expenses

General and administrative expenses are paid as incurred. The Company’s administrative expenses include personnel and overhead expenses allocable to the Company paid by and reimbursed to the Administrator under an administration agreement between the Company and the Administrator (the “Administration Agreement”). Other operating expenses such as legal and audit fees, director fees, and director and officer insurance are generally paid directly by the Company.

Deferred Financing Fees

Costs incurred to issue the Company’s debt obligations are capitalized and are amortized over the term of the debt agreements under the effective interest method.

Commitments and Contingencies

As of March 31, 2017 and December 31, 2016, the Company had outstanding unfunded commitments related to debt investments in existing portfolio companies of $0.8 million (U.S. Well Services, LLC) and $1.2 million (On-Site Fuel Services, Inc.), respectively.

In the ordinary course of business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that could lead to the execution of these provisions against the Company. Based on its history and experience, management believes that the likelihood of such an event is remote.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company or result in direct losses to the Company. In management’s opinion, no direct losses with respect to litigation contingencies were probable as of March 31, 2017 and December 31, 2016. Management is of the opinion that the ultimate resolution of such claims will not materially affect the Company’s business, financial position, results of operations or liquidity. Furthermore, in management’s opinion, it is not possible to estimate a range of reasonably possible losses with respect to other litigation contingencies.

Income Taxes

The Company has elected to be treated for U.S. federal income tax purposes, and intends to comply with the requirements to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes. Therefore, no provision has been recorded for U.S. federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Depending on the level of taxable income earned in an excise tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next excise tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Since the Company’s IPO, the Company has not accrued or paid excise tax.

In accordance with certain applicable U.S. Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC Topic 740 — Income Taxes (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of March 31, 2017 and December 31, 2016, there were no uncertain tax positions.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company’s activities since commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed for the three months ended March 31, 2017 and March 31, 2016. If the Company was required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statements of operations.

Distributions

Distributions to common stockholders are recorded as payable on the declaration date. The amount to be paid out as a dividend is determined by the Board. Net capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

The Company has adopted an “opt out” dividend reinvestment plan (“DRIP”) for common stockholders. As a result, if the Company declares a cash dividend or other distribution, each stockholder that has not “opted out” of the DRIP will have its dividends automatically reinvested in additional shares of the Company’s common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

The Investment Advisor has broad discretion in making investments for the Company. Investments will generally consist of debt and equity instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially.

The Investment Advisor may attempt to minimize this risk by maintaining low debt-to-liquidation values with each debt investment and the collateral underlying the debt investment.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Recent Accounting Pronouncements

In January 2016, FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial position or results of operations.

Note 4. Investments and Fair Value Measurements

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through the Company’s subsidiaries that are licensed by the SBA under the SBIC Act, the Company offers customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. The Company invests in first lien, second lien, and subordinated loans. Most of the Company’s debt investments are coupled with equity interests, whether in the form of detachable

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 4. Investments and Fair Value Measurements  – (continued)

“penny” warrants or equity co-investments made pari-passu with our borrowers’ financial sponsors. As of March 31, 2017, our portfolio consisted of investments in 51 portfolio companies with a fair value of approximately $532.5 million.

Most of the Company’s debt investments are structured as first lien loans. First lien loans may contain some minimum amount of principal amortization, excess cash flow sweep feature, prepayment penalties, or any combination of the foregoing. First lien loans are secured by a first priority lien in existing and future assets of the borrower and may take the form of term loans or delayed draw facilities. In some cases, first lien loans may be subordinated, solely with respect to the payment of cash interest, to an asset based revolving credit facility.

The Company also invests in debt instruments structured as second lien loans. Second lien loans are loans which have a second priority security interest in all or substantially all of the borrower’s assets, and which are not subject to the blockage of cash interest payments to the Company at the first lien lender’s discretion.

In addition to first and second lien loans, the Company may also invest in subordinated loans. Subordinated loans typically have a second lien on all or substantially all of the borrower’s assets, and unlike second lien loans, may be subject to the interruption of cash interest payments upon certain events of default, at the discretion of the first lien lender.

During the three months ended March 31, 2017, the Company made approximately $21.7 million of investments and had approximately $33.0 million in repayments and sales resulting in net repayments and sales of approximately $11.3 million for the period. During the three months ended March 31, 2016, the Company made approximately $27.5 million of investments and had approximately $10.2 million in repayments and sales of investments resulting in net investments of approximately $17.3 million for the period.

During the three months ended March 31, 2017, the Company funded $1.2 million of previously committed capital to existing portfolio companies. During the three months ended March 31, 2017, the Company funded $20.5 million of investments in portfolio companies for which it was not previously committed to fund. During the three months ended March 31, 2016, the Company funded $2.8 million of previously committed capital to existing portfolio companies. During the three months ended March 31, 2016, the Company funded $24.7 million of investments in portfolio companies for which it was not previously committed to fund. In addition to investing directly in portfolio companies, the Company may assist portfolio companies in securing financing from other sources by introducing portfolio companies to sponsors or by leading a syndicate of investors to provide the portfolio companies with financing. During the three months ended March 31, 2017 and March 31, 2016, the Company did not lead any syndicates and did not assist any portfolio companies in obtaining indirect financing.

On August 31, 2016, the Company sold a portion of 14 securities across 10 portfolio companies to CapitalSouth Partners Florida Sidecar Fund II, L.P. (“FSC II”), including granting an option to acquire a portion of the Company’s equity investment in Eastport Holdings, LLC (the “Written Call Option”), in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, the Company received cash consideration of $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. These assets were sold to FSC II at their June 30, 2016 fair market values, resulting in a net realized gain of $0.1 million. The Company’s Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 4. Investments and Fair Value Measurements  – (continued)

The Company collected and will periodically collect principal and interest payments related to certain of the securities purchased by FSC II. Such principal and interest payments will be remitted timely to FSC II based on its proportionate share of the security. FSC II does not have any recourse to the Company related to the non-payment of principal or interest by the underlying issuers of the securities.

The Written Call Option granted FSC II the right to purchase up to 31.25% of the Company’s equity investment in Eastport Holdings, LLC. The Written Call Option has a strike price of $1.5 million and a termination date of August 31, 2018. The fair value of the Written Call Option, which has been treated as a derivative liability and is recorded in the financial statement line item Written Call Option at fair value in our consolidated statements of assets and liabilities, was approximately $4.2 million as of March 31, 2017. For purposes of determining the fair value of the Written Call Option, the Company calculated the difference in the fair value of the underlying equity investment in Eastport Holdings, LLC and the strike price of the Written Call Option, or intrinsic value. The time value of the Written Call Option as of March 31, 2017 was determined to be insignificant. The Written Call Option is classified as a Level 3 financial instrument.

The composition of our investments as of March 31, 2017, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First Lien Debt	$256,542	50.4%	$235,864	44.3%
Second Lien Debt	63,729	12.5	60,661	11.4
Subordinated Debt	135,714	26.6	135,606	25.5
Equity and Warrants	53,301	10.5	100,347	18.8
Total	$509,286	100.0%	$532,478	100.0%

The composition of our investments as of December 31, 2016, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First Lien Debt	$244,647	47.6%	$226,578	41.8%
Second Lien Debt	74,559	14.5	71,483	13.2
Subordinated Debt	148,849	29.0	150,232	27.8
Equity and Warrants	45,721	8.9	93,346	17.2
Total	$513,776	100.0%	$541,639	100.0%

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 4. Investments and Fair Value Measurements  – (continued)

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the Board that is consistent with ASC 820 (see Note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value.

In estimating fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes amortized original issue discount and PIK income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

The following table presents the fair value measurements of investments, by major class, as of March 31, 2017 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$235,864	$235,864
Second Lien Debt	—	—	60,661	60,661
Subordinated Debt	—	—	135,606	135,606
Equity and Warrants	—	—	100,347	100,347
Total	$—	$—	$532,478	$532,478

The following table presents fair value measurements of the Written Call Option as of March 31, 2017 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Written Call Option	$—	$—	$(4,221)	$(4,221)
Total	$—	$—	$(4,221)	$(4,221)

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 4. Investments and Fair Value Measurements  – (continued)

The following table presents fair value measurements of investments, by major class, as of December 31, 2016 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$226,578	$226,578
Second Lien Debt	—	—	71,483	71,483
Subordinated Debt	—	—	150,232	150,232
Equity and Warrants	—	—	93,346	93,346
Total	$—	$—	$541,639	$541,639

The following table presents fair value measurements of the Written Call Option as of December 31, 2016 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Written Call Option	$—	$—	$(2,736)	$(2,736)
Total	$—	$—	$(2,736)	$(2,736)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended March 31, 2017 (dollars in thousands):

	First Lien Debt	Second Lien Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2017	$226,578	$71,483	$150,232	$93,346	$541,639
Reclassifications	(6,701)	—	—	6,701	—
Repayments/sales	(1,273)	(10,790)	(14,667)	(6,319)	(33,049)
Purchases	18,526	—	1,182	2,000	21,708
Payment in-kind interest and dividends accrued	1,277	—	164	214	1,655
Accretion of original issue discount	66	100	184	—	350
Realized gain (loss) from investments	—	(140)	—	4,986	4,846
Net unrealized appreciation (depreciation) on investments	(2,609)	8	(1,489)	(581)	(4,671)
Balance as of March 31, 2017	$235,864	$60,661	$135,606	$100,347	$532,478

The following table provides a reconciliation of the beginning and ending balances for the Written Call Option that use Level 3 inputs for the three months ended March 31, 2017 (dollars in thousands):

Written Call Option
Balance as of December 31, 2016	$(2,736)
Net unrealized depreciation on Written Call Option	(1,485)
Balance as of March 31, 2017	$(4,221)

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 4. Investments and Fair Value Measurements  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended March 31, 2016 (dollars in thousands):

	First Lien Debt	Second Lien Debt	Subordinated Debt	Equity and Warrants	Total(1)
Balance as of January 1, 2016	$199,843	$80,610	$194,485	$98,480	$573,418
Repayments/sales	(1,157)	—	(2,699)	(6,330)	(10,186)
Purchases	3,389	—	19,267	4,867	27,523
Payment in-kind interest and dividends accrued	769	—	118	317	1,204
Accretion of original issue discount	59	52	243	—	354
Realized gain (loss) from investments	—	—	(2,300)	38	(2,262)
Net unrealized appreciation (depreciation) on investments	(4,288)	(113)	(4,890)	(424)	(9,715)
Balance as of March 31, 2016	$198,615	$80,549	$204,224	$96,948	$580,336

(1)	Excludes our $18.5 million investment in CSLLF, measured at NAV.

The net change in unrealized appreciation (depreciation) on investments held as of March 31, 2017 and 2016, was $(4.8) million and $(11.2) million, respectively, and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets and (liabilities) as of March 31, 2017 were as follows:

	Fair Value (in millions)	Valuation Approach	Unobservable Input	Range (Weighted Average)
First lien debt	$199.9	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	7.0% – 19.5% (14.0%) 2.0x – 6.8x (3.6x) $1.8 million – $134.6 million ($22.1 million)
First lien debt	$36.0	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA Revenue Multiple Revenue	5.0x – 5.5x (5.1x) $2.0 million – $3.5 million ($2.6 million) 0.3x – 0.3x (0.3x) $88.1 million – $88.1 million ($88.1 million)
Second lien debt	$60.7	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.7% – 17.8% (13.5%) 0.4x – 12.5x (5.6x) $7.9 million – $145.0 million ($74.0 million)
Subordinated debt	$98.8	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	11.5% – 19.2% (14.3%) 1.6x – 8.3x (5.2x) $1.7 million – $20.2 million ($11.7 million)
Subordinated debt	$36.8	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA	5.5x – 7.3x (6.3x) $1.8 million – $30.0 million ($16.5 million)
Equity shares and warrants	$100.3	Enterprise Value Waterfall	EBITDA Multiple Adjusted EBITDA	5.0x – 15.0x (7.4x) $1.8 million – $48.6 million ($18.0 million)
Written Call Option	$(4.2)	Enterprise Value Waterfall	EBITDA Multiple Adjusted EBITDA	6.5x – 6.5x (6.5x) $30.0 million – $30.0 million ($30.0 million)

(1)	$2.5 million in subordinated debt and $2.8 million in first lien debt were valued using the asset approach.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 4. Investments and Fair Value Measurements  – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets and (liabilities) as of December 31, 2016 were as follows:

	Fair Value (in millions)	Valuation Approach	Unobservable Input	Range (Weighted Average)
First lien debt	$173.3	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	9.5% – 18.0% (14.2%) 2.0x – 6.4x (4.1x) $1.8 million – $166.0 million ($24.1 million)
First lien debt	$53.3	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA Revenue Multiple Revenue	4.5x – 9.0x (6.3x) $2.5 million – $34.3 million ($13.1 million) 0.3x – 0.3x (0.3x) $88.1 million – $88.1 million ($88.1 million)
Second lien debt	$71.5	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0% – 17.3% (13.3%) 0.0x – 7.5x (5.0x) $8.1 million – $166.0 million ($76.5 million)
Subordinated debt	$114.6	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	11.5% – 20.0% (13.6%) 1.5x – 6.7x (4.1x) 2.0 million – $63.7 million ($21.4 million)
Subordinated debt	$35.6	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA	5.0x – 8.7x (6.3x) $1.8 million – $27.6 million ($15.7 million)
Equity and warrants	$93.3	Enterprise Value Waterfall	EBITDA Multiple Adjusted EBITDA	4.5x – 12.2x (7.6%) $1.8 million – $63.7 million ($17.5 million)
Written Call Option	$(2.7)	Enterprise Value Waterfall	EBITDA Multiple Adjusted EBITDA	6.25x – 6.25x (6.25x) $27.6 million – $27.6 million ($27.6 million)

(1)	$2.5 million in subordinated debt and $2.6 million in first lien debt were valued using the asset approach

The significant unobservable inputs used in the valuation of the Company’s investments are required rate of return, adjusted EBITDA, EBITDA multiples, revenue, revenue multiples, and leverage ratios. Changes in any of these unobservable inputs could have a significant impact on the Company’s estimate of fair value. An increase (decrease) in the required rate of return or leverage will result in a lower (higher) estimate of fair value while an increase (decrease) in adjusted EBITDA, EBITDA multiples, revenue, or revenue multiples will result in a higher (lower) estimate of fair value.

Capitala Senior Liquid Loan Fund I, LLC

On March 24, 2015, the Company and Trinity Universal Insurance Company (“Trinity”), a subsidiary of Kemper Corporation (“Kemper”), entered into a limited liability company agreement to co-manage CSLLF. The purpose and design of the joint venture was to invest primarily in broadly syndicated senior secured loans to middle-market companies, which were purchased on the secondary market. Capitala and Trinity committed to provide $25.0 million of equity to CSLLF, with Capitala providing $20.0 million and Trinity providing $5.0 million, resulting in an 80%/20% economic ownership between the two parties. The board of directors and investment committee of CSLLF were split 50/50 between Trinity and Capitala, resulting in equal voting power between the two entities. In September 2016, the Company and Trinity elected to wind-down operations of CSLLF. During the fourth quarter of 2016, CSLLF sold all referenced assets underlying the total return swap (“TRS”) and declared final distributions, inclusive of dividends and return of capital. Because the TRS was wound down in a prior period, only comparative period disclosures are included herein. For the three months ended March 31, 2016, we received $0.5 million in dividend income from our equity interest in CSLLF.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 4. Investments and Fair Value Measurements  – (continued)

On March 27, 2015, CSLLF entered into a TRS with Bank of America, N.A. (“Bank of America”) that was indexed to a basket of senior secured loans purchased by CSLLF. CSLLF obtained the economic benefit of the loans underlying the TRS, including the net interest spread between the interest income generated by the underlying loans and the interest expense type payment under the TRS, the realized gain (loss) on liquidated loans, and the unrealized appreciation (depreciation) on the underlying loans.

The terms of the TRS were governed by an ISDA 2002 Master Agreement, the Schedule thereto, and Credit Support Annex to such Schedule, and the confirmation exchanged thereunder, between CSLLF and Bank of America, which collectively established the TRS, and are collectively referred to herein as the “TRS Agreement.” Pursuant to the terms of the TRS Agreement, CSLLF selected a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $100.0 million, which was also referred to as the maximum notional amount of the TRS. Each individual loan, and the portfolio of loans taken as a whole, had to meet criteria described in the TRS Agreement. CSLLF received from Bank of America, a periodic payment on set dates that was based upon any coupons, both earned and accrued, generated by the loans underlying the TRS, subject to limitations described in the TRS Agreement as well as any fees associated with the loans included in the portfolio. CSLLF paid to Bank of America interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) plus 1.25% per annum; the LIBOR option paid by CSLLF was determined on an asset by asset basis such that the tenor of the LIBOR option (1 month, 3 month, etc.) matched the tenor of the underlying reference asset. In addition, upon the termination of any loan subject to the TRS or any repayment of the underlying reference asset, CSLLF either received from Bank of America the appreciation in the value of such loan, or paid to Bank of America any depreciation in the value of such loan.

CSLLF was required to pay an unused facility fee of 1.25% on any amount of unused facility under the minimum facility amount of $70.0 million as outlined in the TRS Agreement. Such unused facility fees were not applied during the first 4 months and last 60 days of the term of the TRS. CSLLF also agreed to pay Bank of America customary fees and expenses in connection with the establishment and maintenance of the TRS.

CSLLF was required to initially cash collateralize a specified percentage of each loan (generally 20% to 35% of the market value of senior secured loans) included under the TRS in accordance with margin requirements described in the TRS Agreement. As of December 31, 2016, CSLLF has posted $0.0 million in collateral to Bank of America in relation to the TRS which is recorded on CSLLF’s statements of assets and liabilities as cash held as collateral on total return swap. CSLLF may be required to post additional collateral as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The cash collateral represents CSLLF’s maximum credit exposure as of December 31, 2016.

In connection with the TRS, CSLLF has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions governed by an ISDA 2002 Master Agreement.

CSLLF’s receivable due on the TRS represents realized amounts from payments on underlying loans in the total return swap portfolio. At December 31, 2016, the receivable due on TRS was $0.1 million and is recorded on CSLLF’s statements of assets and liabilities below. CSLLF does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the statements of assets and liabilities as of December 31, 2016.

Transactions in TRS contracts during the three months ended March 31, 2016 resulted in $0.7 million in realized gains and $0.8 million in unrealized appreciation, which is recorded on CSLLF’s statements of operations below.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 4. Investments and Fair Value Measurements  – (continued)

The following represents the volume of the CSLLF’s derivative transactions during the three months ended March 31, 2016 (dollars in thousands):

For the Three Months Ended March 31, 2016
Average notional par amount of contract	$78,203

Below is certain summarized financial information for CSLLF as of December 31, 2016 and for the three months ended March 31, 2016 (dollars in thousands):

As of December 31, 2016
ASSETS
Receivable due on Total Return Swap	$82
Total assets	$82
LIABILITIES
Distribution payable	$82
Total liabilities	$82
NET ASSETS
Total net assets	$—
Total liabilities and net assets	$82

For the Three Months Ended March 31, 2016
Administrative and legal expenses	$(30)
Net operating loss	$(30)
Net realized gain on Total Return Swap	$726
Net unrealized appreciation on Total Return Swap	757
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,453

Note 5. Fair Value of Financial Instruments

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of March 31, 2017, and the level of each financial liability within the fair value hierarchy (dollars in thousands):

	Carrying Value(1)	Fair Value	Level 1	Level 2	Level 3
SBA debentures	$170,700	$172,258	$—	$—	$172,258
Notes	113,438	115,207	115,207	—	—
Credit Facility	44,000	43,979	—	—	43,979
Total	$328,138	$331,444	$115,207	$—	$216,237

(1)	Carrying value equals the gross principal outstanding at period end.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 5. Fair Value of Financial Instruments  – (continued)

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2016, and the level of each financial liability within the fair value hierarchy (dollars in thousands):

	Carrying Value(1)	Fair Value	Level 1	Level 2	Level 3
SBA debentures	$170,700	$175,581	$—	$—	$175,581
Notes	113,438	115,888	115,888	—	—
Credit Facility	44,000	43,927	—	—	43,927
Total	$328,138	$335,396	$115,888	$—	$219,508

(1)	Carrying value equals the gross principal outstanding at period end.

The estimated fair value of the Company’s SBA debentures was based on future contractual cash payments discounted at market interest rates to borrow from the SBA as of the measurement date.

In June 2014, the Company issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “Notes”). The estimated fair value of the Notes was based on the closing price as of the measurement date as the Notes are traded on the New York Stock Exchange under the ticker “CLA.”

The estimated fair value of the Company’s Credit Facility was based on future contractual cash payments discounted at estimated market interest rates for similar debt.

Note 6. Agreements

On September 24, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with our Investment Advisor, which was initially approved by the Board on June 10, 2013. Unless earlier terminated in accordance with its terms, the Investment Advisory Agreement will remain in effect if approved annually by the Board or by a majority of our outstanding voting securities, including, in either case, by a majority of our non-interested directors. The Investment Advisory Agreement was most recently re-approved by the Board, including by a majority of our non-interested directors, at an in-person meeting, on August 4, 2016. Subject to the overall supervision of the Board, the Investment Advisor manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of the Investment Advisory Agreement, the Investment Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

The Investment Advisor’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 6. Agreements  – (continued)

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Investment Advisor and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Investment Advisor’s services under the Investment Advisory Agreement or otherwise as Investment Advisor for the Company.

Pursuant to the Investment Advisory Agreement, the Company has agreed to pay the Investment Advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of the gross assets, which are the total assets reflected on the consolidated statements of assets and liabilities and includes any borrowings for investment purposes. Although the Company does not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in the calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee was initially calculated based on the value of the gross assets at the end of the first calendar quarter subsequent to the IPO, and thereafter based on the average value of the gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The incentive fee consists of the following two parts:

The first part of the incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 1.75% base management fee. The Company pays the Investment Advisor an incentive fee with respect to the pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle of 2.0%;

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 6. Agreements  – (continued)

•	100% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide the Investment Advisor with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of the pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Advisor (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Investment Advisor).

As announced on January 4, 2016, the Investment Advisor has voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by the Investment Advisor that would otherwise cause the Company’s quarterly net investment income to be less than the distribution payments declared by the Board. Quarterly incentive fees are earned by the Investment Advisor pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. The Investment Advisor will not be entitled to recoup any amount of incentive fees that it waives. The waiver was effective in the fourth quarter of 2015 and will continue unless otherwise publicly disclosed by the Company.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio.

The Company will defer cash payment of the portion of any incentive fee otherwise earned by the Investment Advisor that would, when taken together with all other incentive fees paid to the Investment Advisor during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) the pre-incentive fee net investment income during such period, (b) the net unrealized appreciation or depreciation during such period and (c) the net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. As of March 31, 2017 and December 31, 2016, the Company had incentive fees payable to the Investment Advisor of $3.9 million and $6.4 million

For the three months ended March 31, 2017 and 2016, the Company incurred $2.5 million and $2.7 million in base management fees, respectively. The Company incurred $1.3 million and $1.7 million in incentive fees related to pre-incentive fee net investment income for the three months ended March 31, 2017 and 2016, respectively. For the three months ended March 31, 2017 and 2016, the Investment Advisor waived incentive fees of $1.0 million and $0.6 million, respectively.

On September 24, 2013, the Company entered into the Administration Agreement pursuant to which the Administrator has agreed to furnish the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. The Administrator also performs, or oversees the performance of the required administrative services, which include, among other things, being responsible for the financial records that the Company is required to maintain and preparing reports to our stockholders. In addition, the Administrator assists in determining and publishing the net asset value, oversees the preparation and filing of

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 6. Agreements  – (continued)

the tax returns and the printing and dissemination of reports to the stockholders, and generally oversees the payment of the expenses and the performance of administrative and professional services rendered to the Company by others.

Payments under the Administration Agreement are equal to an amount based upon the allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the compensation of the chief financial officer, chief compliance officer, and their respective administrative support staff. Under the Administration Agreement, the Administrator will also provide on the Company’s behalf, managerial assistance to those portfolio companies that request such assistance. Unless terminated earlier in accordance with its terms, the Administration Agreement will remain in effect if approved annually by the Board. The Board most recently approved the renewal of the Administration Agreement on August 4, 2016. To the extent that the Administrator outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any incremental profit to our Administrator. Stockholder approval is not required to amend the Administration Agreement.

For the three months ended March 31, 2017 and 2016, we paid the Administrator $0.3 million and $0.3 million, respectively, for the Company’s allocable portion of the Administrator’s overhead.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as Administrator for the Company.

Note 7. Related Party Transactions

At March 31, 2017 and December 31, 2016, the Company had the following receivables from (payables to) related parties relating to certain management fees, incentive fees, reimbursable expenses, and other payments owed to related parties (dollars in thousands):

	March 31, 2017	December 31, 2016
CapitalSouth Corporation	$143	$182
CapitalSouth Partners Florida Sidecar Fund II, L.P.	—	(35)
Capitala Investment Advisors, LLC	(3,887)	(6,426)
Total	$(3,744)	$(6,279)

These amounts are reflected in the accompanying consolidated statements of assets and liabilities under the captions, “Due from related parties”, “Management and incentive fee payable” and “Due to related parties.”

On August 31, 2016, the Company sold assets to FSC II in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, the Company received cash consideration of $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. The Company’s Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act. Capitala Advisors Corp., the Company’s administrator, also serves as the administrator to FSC II. See Note 4 for a further description of this transaction.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 8. Borrowings

SBA Debentures

The Company, through its two wholly owned subsidiaries, uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. As of March 31, 2017 and December 31, 2016, the Company has $170.7 million of SBA-guaranteed debentures outstanding. The Company has issued all SBA-guaranteed debentures that were permitted under each of the Legacy Funds’ respective SBIC licenses (as applicable), and there are no unused SBA debenture commitments remaining. SBA-guaranteed debentures are secured by a lien on all assets of Fund II and Fund III. As of March 31, 2017 and December 31, 2016, Fund II and Fund III had total assets of approximately $352.0 million and $349.4 million, respectively. On June 10, 2014, the Company received an exemptive order from the SEC exempting the Company, Fund II, and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended, with respect to Fund II and Fund III. The Company intends to comply with the conditions of the order.

For the three months ended March 31, 2017 and 2016, we recorded $1.6 million and $1.8 million, respectively, in interest expense and annual charges and $0.2 million and $0.2 million, respectively, of amortization of deferred financing costs related to SBA-guaranteed debentures. The weighted average interest rate for all SBA-guaranteed debentures as of March 31, 2017 and December 31, 2016 was 3.29%. In addition to the stated interest rate, the SBA also charges an annual fee on all SBA-guaranteed debentures issued, which is included in the Company’s interest expense. The weighted average annual fee for all SBA-guaranteed debentures as of March 31, 2017 and December 31, 2016 was 0.43%.

As of March 31, 2017 and December 31, 2016, the Company’s issued and outstanding SBA-guaranteed debentures mature as follows (dollars in thousands):

Fixed Maturity Date	Interest Rate	SBA Annual Charge	March 31, 2017	December 31, 2016
March 1, 2019	4.620%	0.941%	5,000	5,000
September 1, 2020	3.215%	0.285%	19,000	19,000
March 1, 2021	4.084%	0.515%	15,700	15,700
March 1, 2021	4.084%	0.285%	46,000	46,000
March 1, 2022	2.766%	0.285%	10,000	10,000
March 1, 2022	2.766%	0.515%	50,000	50,000
March 1, 2023	2.351%	0.515%	25,000	25,000
			$170,700	$170,700

Notes

On June 16, 2014, the Company issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “Notes”). The Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 16, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. Interest was payable quarterly beginning September 16, 2014.

For the three months ended March 31, 2017, the Company recorded $2.0 million of interest expense and $0.1 million of amortization of deferred financing costs related to the Notes. For the three months ended March 31, 2016, the Company recorded $2.0 million of interest expense and $0.1 million of amortization of deferred financing costs related to the Notes.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 8. Borrowings  – (continued)

Credit Facility

On October 17, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility currently provides for borrowings up to $120.0 million and may be increased up to $150.0 million pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018.

Borrowings under the Credit Facility bear interest, at the Company’s election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company’s ability to elect LIBOR indices with various tenors (e.g., one, two, three or six month LIBOR) on which the interest rates for borrowings under the Credit Facility are based, provides the company with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which the Company has elected the one month LIBOR rate will reset on the one month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, the Company intends to elect what it believes to be an appropriate LIBOR rate taking into account the Company’s needs at the time as well as the Company’s view of future interest rate movements. The Company will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

As of March 31, 2017 and December 31, 2016, the Company had $44.0 million outstanding under the Credit Facility. For the three months ended March 31, 2017, the Company recorded $0.4 million of interest expense, $0.2 million of amortization of deferred financing costs, and $0.1 million of unused commitment fees related to the Credit Facility. For the three months ended March 31, 2016, the Company recorded $0.6 million of interest expense, $0.2 million of amortization of deferred financing costs, and $0.1 million of unused commitment fees related to the Credit Facility.

The Credit Facility is secured by investments and cash held by Capitala Finance Corp., exclusive of assets held at our two SBIC subsidiaries. Assets pledged to secure the Credit Facility had a fair value of $227.6 million at March 31, 2017. As part of the terms of the Credit Facility, the Company may not make cash distributions with respect to any taxable year that exceed 110% (125% if the Company is not in default and its covered debt does not exceed 85% of the borrowing base) of the amounts required to be distributed to maintain eligibility as a RIC and to reduce our tax liability to zero for taxes imposed on our investment company taxable income and net capital gains.

Note 9. Directors Fees

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. For the three months ended March 31, 2017 and 2016, the Company recognized director fee expense of $0.1 million. No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a control interest, as defined by the 1940 Act, in five portfolio companies that are considered significant subsidiaries under the guidance in Regulation S-X, but are not consolidated in the Company’s consolidated financial statements. Below is a brief description of each such portfolio company, along with summarized financial information as of March 31, 2017 and December 31, 2016, and for the three months ended March 31, 2017 and March 31, 2016.

Print Direction, Inc.

Print Direction, Inc., incorporated in Georgia on May 11, 2006, is a professional printing services firm serving customers, particularly fast food, retail, and other similar chains, throughout the U.S. Print Direction, Inc. also provides warehousing and distribution services for these customers. The income (loss) the Company generated from Print Direction, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $(2.1) million and $(0.5) million for the three months ended March 31, 2017 and March 31, 2016, respectively.

Navis Holdings, Inc.

Navis Holdings, Inc., incorporated in Delaware on December 21, 2010, designs and manufactures leading machinery for the global knit and woven finishing textile industries. The income the Company generated from Navis Holdings, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation) was $0.4 million and $0.6 million for the three months ended March 31, 2017 and March 31, 2016, respectively.

On-Site Fuel Service, Inc.

On-Site Fuel Service, Inc. is a 100% owned subsidiary of On-Site Fuel Holdings, Inc., which was incorporated in Delaware on December 19, 2011. On-Site Fuel Service, Inc. provides fueling services for commercial and government vehicle fleets throughout the southeast U.S. The income (loss) the Company generated from On-Site Fuel Service, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $0.0 million and $(1.0) million for the three months ended March 31, 2017 and March 31, 2016, respectively.

CableOrganizer Holdings, LLC

CableOrganizer Holdings, LLC, a Delaware limited liability company that began operations on April 23, 2013, is a leading online provider of cable and wire management products. The income the Company generated from CableOrganizer Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $0.2 million and $0.5 million for the three months ended March 31, 2017 and March 31, 2016, respectively.

Eastport Holdings, LLC

Eastport Holdings, LLC, an Ohio limited liability company organized on November 1, 2011, is a holding company consisting of marketing and advertising companies located across the U.S. The income the Company generated from Eastport Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $1.7 million and $6.2 million for the three months ended March 31, 2017 and March 31, 2016, respectively.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

The summarized unaudited financial information of our unconsolidated subsidiaries was as follows (dollars in thousands):

	As of
Balance Sheet – Print Direction, Inc.	March 31, 2017	December 31, 2016
Current assets	$2,379	$3,596
Noncurrent assets	1,700	5,023
Total assets	$4,079	$8,619
Current liabilities	$4,100	$3,467
Noncurrent liabilities	14,580	14,856
Total liabilities	$18,680	$18,323
Total deficit	$(14,601)	$(9,704)

	For the three months ended
Statements of Operations – Print Direction, Inc.	March 31, 2017	March 31, 2016
Net sales	$2,730	$3,700
Cost of goods sold	1,378	1,606
Gross profit	$1,352	$2,094
Other expenses	$2,667	$3,028
Loss before income taxes	(1,315)	(934)
Income tax benefit	(553)	(392)
Net loss	$(762)	$(542)

	As of
Balance Sheet – Navis Holdings, Inc.	March 31, 2017	December 31, 2016
Current assets	$4,604	$5,006
Noncurrent assets	3,080	3,448
Total assets	$7,684	$8,454
Current liabilities	$2,271	$2,458
Noncurrent liabilities	7,001	7,017
Total liabilities	$9,272	$9,475
Total deficit	$(1,588)	$(1,021)

	For the three months ended
Statements of Operations – Navis Holdings, Inc.	March 31, 2017	March 31, 2016
Net sales	$3,324	$2,655
Cost of goods sold	2,047	1,537
Gross profit	$1,277	$1,118
Other expenses	$1,271	$1,216
Income (loss) before income taxes	6	(98)
Income tax provision (benefit)	3	(37)
Net income (loss)	$3	$(61)

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

	As of
Balance Sheet – On-Site Fuel Service, Inc.	March 31, 2017	December 31, 2016
Current assets	$11,401	$12,151
Noncurrent assets	20,144	17,644
Total assets	$31,545	$29,795
Current liabilities	$12,130	$17,911
Noncurrent liabilities	27,233	17,929
Total liabilities	$39,363	$35,840
Total deficit	$(7,818)	$(6,045)

	For the three months ended
Statements of Operations – On-Site Fuel Service, Inc.	March 31, 2017	March 31, 2016
Net sales	$36,894	$21,140
Cost of goods sold	35,400	19,722
Gross profit	$1,494	$1,418

Other expenses	$3,268	$2,533
Loss before income taxes	(1,774)	(1,135)
Income tax provision/(benefit)	—	—
Net loss	$(1,774)	$(1,135)

	As of
Balance Sheet – CableOrganizer Holdings, LLC	March 31, 2017	December 31, 2016
Current assets	$6,266	$5,837
Noncurrent assets	9,821	11,402
Total assets	$16,087	$17,239
Current liabilities	$5,025	$4,437
Noncurrent liabilities	12,003	12,134
Total liabilities	$17,028	$16,571
Total equity (deficit)	$(941)	$668

	For the three months ended
Statements of Operations – CableOrganizer Holdings, LLC	March 31, 2017	March 31, 2016
Net sales	$6,343	$5,314
Cost of goods sold	4,491	3,462
Gross profit	$1,852	$1,852
Other expenses	$2,152	$2,119
Loss before income taxes	(300)	(267)
Income tax provision/(benefit)	—	—
Net loss	$(300)	$(267)

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

	As of
Balance Sheet – Eastport Holdings, LLC	March 31, 2017	December 31, 2016
Current assets	$102,152	$106,388
Noncurrent assets	148,742	148,704
Total assets	$250,894	$255,092
Current liabilities	$154,337	$157,393
Noncurrent liabilities	49,484	52,044
Total liabilities	$203,821	$209,437
Total equity	$47,073	$45,655

	For the three months ended
Statements of Operations – Eastport Holdings, LLC	March 31, 2017	March 31, 2016
Net sales	$148,561	$131,487
Cost of goods sold	113,509	105,419
Gross profit	$35,052	$26,068
Other expenses	$33,836	$24,458
Income before income taxes	1,216	1,610
Income tax provision	117	832
Net income	$1,099	$778

Note 11. Earnings Per Share

In accordance with the provisions of ASC Topic 260, Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of March 31, 2017 and March 31, 2016, there were no dilutive shares.

The following information sets forth the computation of the weighted average basic and diluted net increase (decrease) in net assets per share from operations for the three months ended March 31, 2017 and March 31, 2016 (dollars in thousands, except share and per share data):

	For the three months ended
Basic and diluted	March 31, 2017	March 31, 2016
Net increase (decrease) in net assets from operations	$4,881	$(4,189)
Weighted average common shares outstanding	15,873,655	15,785,943
Net increase (decrease) in net assets per share from operations – basic and diluted	$0.31	$(0.27)

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 12. Distributions

The Company’s distributions are recorded as payable on the declaration date. Shareholders have the option to receive payment of the distribution in cash, shares of common stock, or a combination of cash and common stock.

The following table summarizes the Company’s distribution declarations for the three months ended March 31, 2017 (dollars in thousands, except share and per share data):

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
January 3, 2017	January 20, 2017	January 30, 2017	$0.13	$1,993	5,304	$70
January 3, 2017	February 20, 2017	February 27, 2017	0.13	1,993	5,195	70
January 3, 2017	March 23, 2017	March 30, 2017	0.13	1,998	4,948	67
Total Distributions Declared and Distributed			$0.39	$5,984	15,447	$207

The following table summarizes the Company’s distribution declarations for the three months ended March 31, 2016 (dollars in thousands, except share and per share data):

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
January 4, 2016	January 22, 2016	January 28, 2016	$0.1567	$2,392	8,135	$80
January 4, 2016	February 19, 2016	February 26, 2016	0.1567	2,405	7,076	70
January 4, 2016	March 22, 2016	March 30, 2016	0.1567	2,397	7,079	77
Total Distributions Declared and Distributed			$0.47	$7,194	22,290	$227

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 13. Financial Highlights

The following is a schedule of financial highlights for the three months ended March 31, 2017 and 2016 (dollars in thousands, except share and per share data):

	March 31, 2017	March 31, 2016
Per share data:
Net asset value at beginning of period	$15.79	$17.04
Net investment income(1)	0.39	0.47
Net realized gain (loss) on investments(1)	0.31	(0.14)
Net unrealized depreciation on investments(1)	(0.29)	(0.59)
Net unrealized depreciation on Written Call Option(1)	(0.09)
Distributions declared from net investment income	(0.39)	(0.47)
Other(7)	(0.01)	(0.02)
Net asset value at end of period	$15.71	$16.29
Net assets at end of period	$249,479	$257,419
Shares outstanding at end of period	15,883,492	15,799,635
Per share market value at end of period	$14.36	$12.00
Total return based on market value(2)	11.23%	3.90%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(9)	10.47%	11.34%
Ratio of incentive fee, net of incentive fee waiver, to average net assets(6)(10)	0.14%	0.42%
Ratio of debt related expenses to average net assets(8)	7.55%	7.68%
Ratio of other operating expenses, to average net assets(8)	5.87%	5.96%
Ratio of total expenses, net of fee waivers to average net assets(6)(9)	13.56%	14.06%
Portfolio turnover rate(3)	4.04%	1.71%
Average debt outstanding(4)	$328,138	$368,143
Average debt outstanding per common share	$20.67	$23.30
Asset coverage ratio per unit(5)	$2,585	$2,381

(1)	Based on daily weighted average balance of shares outstanding during the period.
(2)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s DRIP. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(3)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value. Portfolio turnover rates that cover less than a full period are not annualized.
(4)	Based on daily weighted average balance of debt outstanding during the period.
(5)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. We have excluded our SBA-guaranteed debentures from the asset coverage calculation as of March 31, 2017 and March 31, 2016 pursuant to the exemptive relief granted by the SEC in June 2014 that permits us to exclude such debentures from the definition of senior

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2017
(unaudited)

Note 13. Financial Highlights  – (continued)

securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(6)	The ratio of waived incentive fees to average net assets was 0.38% and 0.23% for the three months ended March 31, 2017 and March 31, 2016.
(7)	Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(8)	Ratios are annualized.
(9)	Ratios are annualized. Incentive fees, net of incentive fee waiver, included within the ratio are not annualized.
(10)	Ratio is not annualized.

Note 14. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would be required to be recognized in the consolidated financial statements as of March 31, 2017.

Distributions

On April 3, 2017, the Company’s Board declared normal monthly distributions for April, May, and June of 2017 as set forth below:

Date Declared	Record Date	Payment Date	Distributions per Share
April 3, 2017	April 19, 2017	April 27, 2017	$0.13
April 3, 2017	May 23, 2017	May 29, 2017	$0.13
April 3, 2017	June 21, 2017	June 29, 2017	$0.13

Portfolio Activity

On April 26, 2017, the Company received $15.0 million for its second lien debt investment in Nielsen & Bainbridge, LLC, repaid at par.

On May 1, 2017, the Company received $5.5 million for its equity investment in MJC Holdings, LLC, resulting in a realized gain of $4.5 million.

PROSPECTUS

Capitala Finance Corp.

$500,000,000
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed under the Small Business Investment Company Act (“SBIC”), we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We are managed by Capitala Investment Advisors, LLC, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such are subject to reduced public company reporting requirements.

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “CPTA”. On April 27, 2017 the last reported sales price on the NASDAQ Global Select Market for our common stock was $14.13 per share. Our 7.125% notes due 2021 are traded on the New York Stock Exchange under the symbol “CLA”. On April 27, 2017, the last reported sales price on the New York Stock Exchange for our 7.125% notes due 2021 was $25.35.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page 23 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 4201 Congress St., Suite 360, Charlotte, NC 28209, by telephone at (704) 376-5502 or on our website at http://www.capitalagroup.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

The date of this prospectus is May 1, 2017.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

i

ii

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (“SEC”), using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), the Company may offer, from time to time, in one or more offerings, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.

PROSPECTUS SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements, including the risks set forth under the caption “Risk Factors” in this prospectus and any accompanying prospectus supplement and the information set forth under the caption “Available Information” in this prospectus.

Immediately prior to the pricing of Capitala Finance Corp.’s initial public offering (“IPO”) on September 24, 2013, we acquired, through a series of transactions (the “Formation Transactions”), an investment portfolio (the “Legacy Portfolio”) from the following entities:

•	CapitalSouth Partners Fund I Limited Partnership (“Fund I”);
•	CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar Fund”);
•	CapitalSouth Partners Fund II Limited Partnership (“Fund II”);
•	CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”); and
•	CapitalSouth Partners Fund III, L.P. (“Fund III Parent Fund”).

After the Formation Transactions, the Legacy Portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We issued an aggregate of approximately 9.0 million shares of our common stock to acquire the Legacy Portfolio. Fund II, Fund III, and Florida Sidecar Fund and their respective general partners became our wholly owned subsidiaries. Fund II and Fund III have elected to be regulated as BDCs under the 1940 Act.

Except where the context suggests otherwise:

•	“we,” “us,” “our,” “Capitala Finance” and the “Company” refer to Capitala Finance Corp. and its subsidiaries,
•	“Capitala Investment Advisors,” the “Investment Advisor,” or “investment adviser” refer to Capitala Investment Advisors, LLC,
•	the “Administrator” or the “administrator” refers to Capitala Advisors Corp.,
•	the “Legacy Funds” refers collectively to Fund II, Fund III and their respective general partners; and
•	the “Legacy Investors” refers to the investors that received shares of our common stock through the Formation Transactions.

In this prospectus, we use the term “lower and traditional middle-market” to refer to companies generating between $10 million and $200 million in annual revenue and having at least $4.5 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Capitala Finance Corp.

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are managed by Capitala Investment Advisors, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds by making additional investments to the extent permitted by the SBA, as well as to make investments in portfolio companies directly at the Capitala Finance level. We expect that the investments we make at the Capitala Finance level will typically be similar to the investments we make through the Legacy Funds. We are an “emerging growth company” within the meaning of the JOBS Act, and as such are subject to reduced public company reporting requirements.

We invest primarily in first lien loans, as well as subordinated and second-lien loans and, to a lesser extent, equity securities issued by lower and traditional middle-market companies. We target companies in a diverse range of industries with a focus on business services, manufacturing, consumer and retail, and healthcare industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this provides us with an attractive risk-adjusted return profile, while protecting principal and increasing the likelihood of repayment.

Our Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $4.5 million and $30 million in trailing twelve month EBITDA. We believe our focus on direct lending to private companies enables us to receive higher interest rates and more substantial equity participation. As part of that strategy, we may invest in first-lien loans, which have a first priority security interest in all or some of the borrower’s assets. In addition, our first lien loans may include positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second lien loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. We also may invest in second lien loans, which have a second priority security interest in all or substantially all of the borrower’s assets. In addition to first and second lien loans, we invest in subordinated loans, which may include mezzanine and other types of junior debt investments. Like second lien loans, our subordinated loans typically have a second lien on all or substantially all of the borrower’s assets; however, the principal difference between subordinated loans and second lien loans is that in a subordinated loan, we may be subject to the interruption of cash interest payments, at the discretion of the first lien lender, upon certain events of default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.

We typically will not limit the size of our loan commitments to a specific percentage of a borrower’s assets that serve as collateral for our loan, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. As of December 31, 2016, our investment adviser underwrote investments in 121 lower middle-market and traditional middle-market companies totaling more than $1.1 billion of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.

Capitala Investment Advisors

We are managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in lower and traditional middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 121 portfolio companies totaling more than $1.1 billion of invested capital from 2000 through December 31, 2016. Capitala Investment Advisors’ investment team also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $4.5 million in annual EBITDA. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. An affiliate of the Investment Advisor also manages Capitala Private Credit Fund V, L.P. (“Fund V”); a private investment limited partnership providing financing solutions to the lower middle-market and traditional middle-market. In addition to Fund IV and Fund V, affiliates of Capitala Investment Advisors manage several affiliated funds. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors other than pursuant to the conditions of an exemptive order from the SEC, which we received on June 1, 2016, or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own. However, we have made and expect to continue to make co-investments with Fund V given its similar investment strategy.

Our investment adviser is led by Joseph B. Alala, III, our chief executive officer and chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a member of our Board of Directors and a partner of our investment adviser, Stephen A. Arnall, our chief financial officer, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Messrs. Alala, Broyhill and McGlinn serve as our investment adviser’s investment committee. They are assisted by Christopher B. Norton, who serves as the chief risk officer and a director of our investment adviser, Michael S. Marr, Richard Wheelahan, Adam Richeson, and Davis Hutchens, who each serve as directors of our investment adviser, as well as ten other investment professionals. See “Portfolio Management.”

Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Corporate Structure and History

Set forth below is a diagram of our current organizational structure:

1.	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. These general partners do not hold any portfolio investments.
2.	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

In June 2014, we issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “2014 Notes”). The 2014 Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 17, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The 2014 Notes bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16, and December 16 of each year. The 2014 Notes are listed on the NYSE under the trading symbol “CLA” with a par value of $25.00 per share.

On October 17, 2014, we entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The

Credit Facility currently provides for borrowings up to $120.0 million and may be increased up to $150.0 million pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018.

Borrowings under the Credit Facility bear interest, at our election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three-month LIBOR plus 1.0%. Our ability to elect LIBOR indices with various tenors (e.g., one, two, three or six-month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides us with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which we have elected the one-month LIBOR rate will reset on the one-month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, we intend to elect what we believe to be an appropriate LIBOR rate taking into account our needs at the time as well as our view of future interest rate movements. We will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

Our Portfolio

As of December 31, 2016, the investments in our portfolio were comprised of approximately $448.3 million in debt investments and $93.3 million in equity investments and warrants across 53 portfolio companies. The debt investments in our portfolio had a weighted average annualized yield, excluding the impact of non-accrual investments, of approximately 13.2% as of December 31, 2016, which includes a cash component of approximately 11.7% and a payment-in-kind (“PIK”) interest component of approximately 1.5%. PIK interest represents contractually deferred interest added to the investment balance that is generally due at the end of the investment term and recorded as income on an accrual basis to the extent such amounts are expected to be collected.

As of December 31, 2016, the debt investments in our portfolio had a weighted average time to maturity of 3.3 years. Our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.

The following charts summarize our portfolio mix of investments by security type, industry and region based on fair value as of December 31, 2016.

Mix of Investments by Security Type

Mix of Investments by Industry

Mix of Investments by Region

Recent Developments

Distributions

On January 3, 2017, our Board of Directors declared the following distributions:

Date Declared	Record Date	Payment Date	Amount Per Share
January 3, 2017	January 20, 2017	January 30, 2017	$0.13
January 3, 2017	February 20, 2017	February 27, 2017	$0.13
January 3, 2017	March 23, 2017	March 30, 2017	$0.13

On April 3, 2017, our Board of Directors declared the following distributions:

Date Declared	Record Date	Payment Date	Amount Per Share
April 3, 2017	April 19, 2017	April 27, 2017	$0.13
April 3, 2017	May 23, 2017	May 29, 2017	$0.13
April 3, 2017	June 21, 2017	June 29, 2017	$0.13

Portfolio Activity

On January 3, 2017, the Company exited its investment in Medical Depot Inc., receiving $14.7 million in cash for its subordinated debt investment, repaid at par, and $6.3 million in cash related to its equity investment. The equity realization resulted in a $5.0 million realized gain.

On January 9, 2017, the Company received $5.0 million in cash repayment for its second lien debt investment in Emerging Markets Communications, LLC, repaid at par.

On January 20, 2017, the Company invested $16.0 million in first lien debt and $2.0 million in membership units of Currency Capital, LLC. The debt investment has a yield of LIBOR + 11.0%, with a 0.5% floor.

On February 2, 2017, the Company restructured its investment in US Well Services, LLC, exchanging its $15.3 million first lien debt investment for an $8.5 million first lien debt investment, yielding LIBOR + 9.0% or LIBOR + 11.0% if paid in kind, and an initial 4.9% equity ownership in USWS Holdings, LLC. In addition, the Company committed $2.1 million in a first lien revolving credit facility to US Well Services, LLC, yielding LIBOR + 6.0% and obtained an initial 0.4% equity ownership in USWS Holdings, LLC.

On February 21, 2017, the Company received $4.8 million in cash repayment for its second lien debt investment in Brock Holdings III, Inc.

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to lower and traditional middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from lower and traditional middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and the 19-year track record of our investment adviser’s investment team, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to lower and traditional middle-market companies provide a strong market environment.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing lower and traditional middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
•	Recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to lower and traditional middle-market companies;
•	the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and
•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.
•	More Conservative Deal Structures and Attractive Return Profiles. As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).

•	Underserved Capital Markets. We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the lower and traditional middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in lower and traditional middle-market companies due to the following competitive advantages:

•	Focus on Seasoned, Lower and Traditional Middle-Market Companies in Underserved Capital Markets. Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina, and have offices in Raleigh, North Carolina; Fort Lauderdale, Florida, Atlanta, Georgia, Washington, D.C. and Los Angeles, California. We have a historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.

•	Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns. Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on first lien, second lien and subordinated debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of December 31, 2016, the weighted average annualized yield of our debt investments, excluding the impact of non-accrual investments, was approximately 13.2%, which includes a cash component of approximately 11.7% and a PIK interest component of approximately 1.5%. Additional information regarding our portfolio is set forth under “Portfolio Companies” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as in the schedule of investments and the related notes thereto included in this prospectus.
•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.
•	Lower-Cost SBA-Guaranteed Debentures. As licensed SBICs, our wholly owned subsidiaries, Fund II and Fund III, have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by solely utilizing traditional higher-cost leverage obtained from conventional financial institutions. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of lower and traditional middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team seeks to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have previously completed investments. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as more thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding. In the future, we may co-invest with investment funds, accounts and vehicles managed by our Investment Advisor or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. On June 1, 2016, the SEC issued an exemptive order permitting us and certain of our affiliates, to co-invest together in portfolio companies subject to certain conditions included therein. We expect that this order will permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Investment Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
•	Experienced Management Team with Proven Track Record. We believe that our investment adviser’s investment team is one of the leading capital providers to lower and traditional middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 until the closing of our IPO on September 30, 2013, Fund I, Fund II and Fund III had invested in excess of $46.9 million, $151.7 million and $278.9 million in 79, 117, and 78 transactions, respectively. As of the closing of our IPO, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be, had been paid to investors, and at the time of the IPO, approximately $4.2 million, $26.2 million and $75 million of funded capital remained outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III were generally invested in the same types of portfolio investments that we target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of 121 portfolio companies totaling more than $1.1 billion of invested capital through December 31, 2016. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Summary Risk Factors

An investment in our securities involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in Capitala Finance. We primarily invest in securities that are rated below investment grade, or would be rated below investment grade if they were rated, and these securities are commonly referred to as “junk bonds” and have predominantly speculative investment characteristics. Investing in Capitala Finance involves other risks, including the following:

•	We have a limited operating history as a BDC.
•	Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there may be uncertainty as to the value of our portfolio investments.
•	We depend upon Capitala Investment Advisors’ key personnel for our future success.
•	We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
•	Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee based upon our gross assets may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.

•	To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.
•	We may experience fluctuations in our quarterly and annual results.
•	We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under the Code.
•	Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives from us that is based on accrued income that we never receive.
•	The failure in cyber security systems, as well as the occurrence of events unanticipated in the Company’s disaster recovery systems and management continuity planning could impair the Company’s ability to conduct business effectively.
•	We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.
•	An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
•	The lack of liquidity in our investments may adversely affect our business.
•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
•	The market price of our common stock may fluctuate significantly.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•	The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

Operating and Regulatory Structure

Capitala Finance is a Maryland corporation that is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Capitala Finance’s wholly owned SBIC subsidiaries, Fund II and Fund III, have also elected to be treated as BDCs under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation as a Business Development Company.” In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Certain U.S. Federal Income Tax Considerations.”

We are an “emerging growth company” under the JOBS Act and we are subject to reduced public company reporting requirements. Further, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have chosen to take advantage of the extended transition period for complying with new or revised accounting standards.

Our investment activities are managed by Capitala Investment Advisors and supervised by our Board of Directors. Capitala Investment Advisors is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Joseph B. Alala, III, our chief executive officer and chairman of our Board of Directors, is the managing partner and chief investment officer of Capitala Investment Advisors and is the chief executive officer, president and a director of our administrator.

Our Corporate Information

Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, our telephone number is (704) 376-5502 and our website may be found at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

THE OFFERING

We may offer, from time to time, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus”.

At our 2016 Annual Stockholders Meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price below the then current net asset value per share during a period beginning on May 3, 2016 and expiring on the earlier of the one-year anniversary of the date of the 2016 Annual Stockholders Meeting and the date of our 2017 Annual Stockholders Meeting, which is expected to be held in May 2017. Any such issuance of shares of our common stock below net asset value will be dilutive to the net asset value of our common stock. However, notwithstanding such stockholder approval, since our initial public offering, we have not sold any shares of our common stock at a price below our then current net asset value per share. Any offering of our common stock that requires stockholder approval must occur, if at all, within one year after receiving such stockholder approval. See “Risk Factors — Risks Relating to an Investment in Our Securities” and “Sales of Common Stock Below Net Asset Value.”

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds from the sale of our securities pursuant to this prospectus. Proceeds not immediately used for new investments will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds”.
NASDAQ Global Select Market Symbol of Common Stock
“CPTA”
New York Stock Exchange Symbol of 2014 Notes
“CLA”
Investment Advisory Fees
We will pay Capitala Investment Advisors a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets.
The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
We will defer cash payment of the portion of the aggregate incentive fees earned by our investment adviser that exceed 20% of the sum of the following:
• our pre-incentive fee net investment income;
• our net unrealized appreciation or depreciation; and
• our net realized capital gains or losses,
during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. The determination of whether such payment is payable in subsequent calculation periods will be based on the same methodology as described above.
On January 4, 2016, Capitala Investment Advisors voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by Capitala Investment Advisors that would otherwise cause the Company’s quarterly net investment income to be less than the distribution payments declared by the Company’s Board of Directors. Quarterly incentive fees are earned by Capitala Investment Advisors pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. Capitala Investment Advisors will not be entitled to recoup any amount of incentive fees that it waives. This waiver was effective in the fourth quarter of 2015 and will continue unless otherwise publicly disclosed by the Company. See “Investment Advisory Agreement” for an example of when a deferral of the incentive fee will occur.
Administration Agreement
We will reimburse our administrator for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse our administrator for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and their respective administrative support staff. For the fiscal year ended December 31, 2016, we reimbursed our administrator an aggregate of $1.1 million, which represents approximately 0.2% of our gross assets on an annualized basis. See “Administration Agreement.”
Distributions
To the extent that we have income available, we intend to make monthly distributions to our stockholders. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold.
Taxation
We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Certain U.S. Federal Income Tax Considerations.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to its net asset value per share is separate and distinct from the risk that its net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.
License Agreement
We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.” See “License Agreement.”
Leverage
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See “Risk Factors.”
Certain Anti-Takeover Provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third-party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”
Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.
We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you”, “Capitala Finance”, or “us” or that “we” or “Capitala Finance” will pay fees or expenses, Capitala Finance will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Capitala Finance. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan fees	N/A	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	4.13	%(4)
Incentive fees payable from Net Investment Income	2.67	%(5)
Incentive fee payable from Capital Gains	0.00	%(5)
Interest payments on borrowed funds	6.67	%(6)
Other expenses	1.48	%(7)
Acquired funds fees and expenses	0.00	%(8)
Total annual expenses	14.95	%(9)

(1)	In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Reflects our gross base management fee as a percentage of net assets. Our base management fee under the Investment Advisory Agreement is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. The gross base management fee reflected in the table above is based on the fiscal year ended December 31, 2016. See “Investment Advisory Agreement.”
(5)	Assumes that annual incentive fees earned by Capitala Investment Advisors remain consistent with the incentive fees earned by Capitala Investment Advisors during the fiscal year ended December 31, 2016 and includes accrued capital gains incentive fee. As of December 31, 2016, Capitala Investment Advisors has accrued no capital gains incentive fee. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Advisory Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the fiscal year ended December 31, 2016.

On January 4, 2016, Capitala Investment Advisors voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by Capitala Investment Advisors that would otherwise cause the Company’s quarterly net investment income to be less than the distribution payments declared by the Company’s Board of Directors. Quarterly incentive fees are earned by Capitala Investment Advisors pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. Capitala Investment Advisors will not be entitled to recoup any amount of incentive fees that it waives. This waiver was effective in the fourth quarter of 2015 and will continue unless otherwise publicly disclosed by the Company. However, because this is a voluntary waiver that is not guaranteed to last indefinitely, the incentive fee reflected in the above table is presented on a gross basis and does not take into account the voluntary fee waiver. For more detailed information about the incentive fee calculations, see the “Investment Advisory Agreement” section of this prospectus.

(6)	In addition to our existing SBA-guaranteed debentures and the 2014 Notes, we may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with any borrowings are indirectly borne by our stockholders. As of December 31, 2016, we had approximately $170.7 million of SBA-guaranteed debentures outstanding and $113.4 million of 2014 Notes outstanding. For purposes of this calculation, we have assumed that the December 31, 2016 amounts of SBA-guaranteed debentures and 2014 Notes remain outstanding, and have computed interest expense using an assumed interest rate of 3.72% for the SBA-guaranteed debentures and 7.125% for the 2014 Notes, which were the rates payable as of December 31, 2016. We have also assumed borrowings of $70.0 million under the Credit Facility at an interest rate equal to 3.81% per annum. See “Senior Securities” in this prospectus.
(7)	“Other expenses” include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, and expenses relating to the Dividend Reinvestment Plan, for the fiscal year ended December 31, 2016.
(8)	Our investment in Capitala Senior Liquid Loan Fund I LLC (“CSLLF) is not reflected in the above table because CSLLF was liquidated during the fourth quarter of 2016. Therefore, we will not bear any expenses in connection with our investment in CSLLF during the twelve months after the date of this prospectus.
(9)	The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$123	$342	$531	$895

The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$133	$366	$563	$928

The example assumes no sales load. However, in the event that the securities to which this prospectus relates are sold with a sales load, a corresponding prospectus supplement will provide a revised expense example that will include the effect of the sales load. In addition, while the examples assume reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding the dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected consolidated financial data of the Company is as of and for the fiscal years ended December 31, 2016, 2015, 2014 and 2013. Financial information for the periods ended December 31, 2016, 2015, 2014 and 2013 has been derived from our consolidated financial statements that have been audited by Ernst & Young LLP, our independent registered public accounting firm. This consolidated financial data should be read in conjunction with our consolidated financial statements and related notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section which follows (dollars in thousands except share and per share data):

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013
Consolidated statements of operations data:
Total investment income	$68,312	$63,976	$49,528	$35,433
Total expenses, net of fee waivers	39,272	38,649	29,562	15,949
Net investment income	29,040	25,327	19,966	19,484
Net realized gain/(loss) from investments	(22,766)	5,436	832	2,187
Net unrealized appreciation/(depreciation) on investments and written call option	2,878	(16,913)	(24,238)	7,187
Net increase/(decrease) in net assets resulting from operations	$9,152	$13,850	$(3,440)	$28,858
Per share data:
Net investment income	$1.84	$1.67	$1.54	$1.50
Net increase/(decrease) in net assets resulting from operations	$0.58	$0.91	$(0.27)	$2.22
Distributions declared	$1.80	$2.38	$1.88	$0.47
Net asset value per share	$15.79	$17.04	$18.56	$20.71
Consolidated statements of assets and liabilities data:
Total assets	$584,415	$632,818	$539,864	$476,428
Total net assets	$250,582	$268,802	$240,837	$268,670
Other data:
Total Return(2)(3)	24.07%	(20.43)%	(0.85)%	1.88%
Number of portfolio company investments at period end	53	57	52	41
Total portfolio investments for the period	$120,844	$260,640	$216,276	$110,929
Investment repayments for the period	$163,564	$142,713	$80,197	$52,755

(1)	For historical periods prior to December 31, 2013, the Company had no operations and therefore earnings per share, dividends declared per common share and weighted average shares outstanding information for the periods that include financial results prior to December 31, 2013 are not provided.
(2)	Total investment return for the years ended December 31, 2016, 2015 and 2014 is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(3)	Total investment return for the year ended December 31, 2013 is calculated assuming a purchase of common shares at the IPO offering price per share at September 25, 2013 of $20.00 and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the quarters for the fiscal years ended December 31, 2016 and 2015. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

(Dollars in thousands, except per share data)	For the quarter ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$16,515	$17,357	$16,991	$17,449
Net investment income	$6,747	$7,441	$7,431	$7,421
Net increase (decrease) in net assets from operations	$8,097	$(2,013)	$7,257	$(4,189)
Net investment income per share(1)	$0.43	$0.47	$0.47	$0.47
Net increase (decrease) in net assets from operations per share(1)	$0.51	$(0.13)	$0.46	$(0.27)
Net asset value per share at end of period	$15.79	$15.68	$16.28	$16.29

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total investment income	$16,547	$18,304	$15,084	$14,041
Net investment income	$7,406	$7,787	$5,317	$4,817
Net increase/(decrease) in net assets from operations	$(8,917)	$7,958	$4,942	$9,867
Net investment income per share(1)	$0.47	$0.48	$0.33	$0.37
Net increase/(decrease) in net assets from operations per share(1)	$(0.57)	$0.49	$0.31	$0.76
Net asset value per share at end of period	$17.04	$18.04	$17.95	$18.35

(1)	Calculated based on weighted average shares outstanding during the quarter.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a BDC.

Capitala Finance was formed in February 2013 and has only operated as a BDC since September 2013. As a result, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. As a BDC, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management and that of our investment adviser, Capitala Investment Advisors, did not have any prior experience operating under this regulatory framework, and we incur substantial costs, and expend significant time or other resources, to operate under this regulatory framework. From time to time, Capitala Investment Advisors may pursue investment opportunities in which it has more limited experience. We may also be unable to replicate the historical performance of prior investment funds managed by our management team. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there may be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we value these securities quarterly at fair value based on input from management, a third-party independent valuation firm and our audit committee, and with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our fair value determinations may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments would receive a lower price for their shares than the value of our investments might warrant. In addition, we may not be able to realize the values on our investments needed to pay interest on our borrowings.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser’s investment team may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies as well as other funds that they manage. These demands on their time may distract them or slow our rate of investment. See also “— There are significant potential conflicts of interest that could negatively affect our investment returns.”

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could negatively impact our ability to make distributions.

We depend upon Capitala Investment Advisors’ key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Joseph B. Alala, III, Hunt Broyhill and John F. McGlinn, who serve as the members of the investment committee of Capitala Investment Advisors and lead Capitala Investment Advisors’ investment team. Our success depends on the continued service of these individuals and the other senior investment professionals available to Capitala Investment Advisors. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead Messrs. Alala, Broyhill or McGlinn or any other such individual to terminate his relationship with us. Such a termination could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Capitala Investment Advisors will continue indefinitely as our investment adviser.

The members of Capitala Investment Advisors’ investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. For example, an affiliate of the Investment Advisor also manages Fund V. Mr. Alala dedicates a significant portion of his time to the activities of Capitala Finance; however, he may become engaged in other business activities that could divert his time and attention in the future.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other BDCs with similar investment strategies, private equity funds with similar investment strategies, venture lending funds, finance companies with venture lending units and banks focused on venture lending. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we have. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments than we have. These characteristics might allow our competitors to consider a wider variety of investments, establish more relationships or offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. We believe a significant part of our competitive advantage stems from the fact that the market for investments in lower and traditional middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our potential competitors have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act impose on us as a BDC.

Any inability of Capitala Investment Advisors to maintain or develop strong referral relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon our investment adviser to maintain its relationships with venture capital and private equity firms, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our investment adviser fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our investment adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our success depends on the ability of Capitala Investment Advisors to attract and retain qualified personnel in a competitive environment.

Our growth requires that Capitala Investment Advisors retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which our investment advisor competes for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, have greater resources than our investment advisor will have.

There are significant potential conflicts of interest that could negatively affect our investment returns.

The members of Capitala Investment Advisors’ investment team also monitor and service other affiliated investment funds. In addition, our executive officers and directors, as well as the current and future members of our investment adviser’s investment team may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. However, Capitala Investment Advisors’ investment team does not intend to sponsor or manage another BDC with an investment strategy that is substantially similar to our investment strategy.

In the course of our investing activities, we pay management and incentive fees to Capitala Investment Advisors and reimburse Capitala Investment Advisors for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Capitala Investment Advisors will have interests that differ from those of our stockholders, giving rise to a conflict. Capitala Investment Advisors will not be reimbursed for any performance-related compensation for its employees. We have entered into a royalty-free license agreement with our investment adviser, pursuant to which Capitala Investment Advisors grants us a non-exclusive royalty-free license to use the name “Capitala.” Under the license agreement, we have the right to use the “Capitala” name for so long as Capitala Investment Advisors or one of its affiliates remains our investment adviser. In addition, we pay our administrator our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and their respective administrative support staff. These arrangements create conflicts of interest that our Board of Directors must monitor.

In addition, an affiliate of the Investment Advisor also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”); a private investment limited partnership providing financing solutions to smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the Investment Advisor may manage several affiliated funds whereby institutional limited partners in Fund IV have the opportunity to co-invest with

Fund IV in portfolio investments. An affiliate of the Investment Advisor also manages Fund V; a private investment limited partnership providing financing solutions to the lower middle-market and traditional middle-market. The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. To the extent permitted by the 1940 Act and interpretation of the SEC staff, the Investment Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor’s allocation procedures. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own. However, we do expect to make co-investments with Fund V given its similar investment strategy.

As a BDC, we are substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds unless we obtain an exemptive order from the SEC. On September 10, 2015, we, Fund II, Fund III, Fund V, and the Investment Advisor filed an application for exemptive relief with the SEC to permit an investment fund and one or more other affiliated investment funds, including future affiliated investment funds, to participate in the same investment opportunities through a proposed co-investment program where such participation would otherwise be prohibited under the 1940 Act. On June 1, 2016, the SEC issued an order permitting this relief. This exemptive relief is subject to certain conditions designed to ensure that the participation by one investment fund in a co-investment transaction would not be on a basis different from or less advantageous than that of other affiliated investment funds.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment and us, companies controlled by us or our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board of Directors or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

The investment committee and other investment professionals of Capitala Investment Advisors may, from time to time, possess material non-public information about or related to our portfolio companies, limiting our investment discretion.

Members of our investment adviser’s investment committee and other investment professionals of Capitala Investment Advisors may serve as directors of, or in a similar capacity with, portfolio companies in which we invest. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market-based price quotation is available. As a result, our Board of Directors determines the fair value of these loans and securities in good faith as described in the section titled “Business — Valuation Procedures” included in this prospectus. In connection with that determination, investment professionals from Capitala Investment Advisors may provide our Board of Directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments is reviewed by an independent valuation firm quarterly, the ultimate determination of fair value is made by our Board of Directors, including our interested directors, and not by such third-party valuation firm. The participation of Capitala Investment Advisors’s investment professionals in our valuation process could result in conflicts of interest as Capitala Investment Advisors’s management fee is based, in part, on the value of our gross assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.

The terms of the Investment Advisory Agreement with Capitala Investment Advisors and the Administration Agreement with our administrator were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third-party including an incentive fee structure that may induce Capitala Investment Advisors to pursue speculative investments, and to use leverage when it may be unwise to do so.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to Capitala Investment Advisors and our administrator, may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

The incentive fee payable by us to Capitala Investment Advisors may create an incentive for Capitala Investment Advisors to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Although we currently do not anticipate doing so, we may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to our investment adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and our investment adviser’s incentive fee as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Capitala Investment Advisors’ liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify Capitala Investment Advisors against certain liabilities, which may lead Capitala Investment Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, Capitala Investment Advisors has not assumed any responsibility to us other than to render the services called for under that agreement. It is not responsible for any action of our Board of Directors in following or declining to follow Capitala Investment Advisors’ advice or recommendations. Under the Investment Advisory Agreement, Capitala Investment Advisors, its officers, members and personnel, and any person controlling or controlled by Capitala Investment Advisors is not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Capitala Investment Advisors owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify Capitala Investment Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.

These protections may lead Capitala Investment Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Under the structure of our Investment Advisory Agreement with our investment adviser, any general increase in interest rates will likely have the effect of making it easier for our investment adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to Capitala Investment Advisors.

Certain of our debt investments contain provisions providing for the payment of contractual PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to Capitala Investment Advisors is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to Capitala Investment Advisors.

Capitala Investment Advisors has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within such time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time on 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Capitala Investment Advisors may not be able to achieve the same or similar returns as those achieved by its investment team while they were employed at prior positions.

Although in the past Mr. Alala and other members of our investment adviser’s investment team have held senior positions at a number of investment firms, including the Legacy Funds, their track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. We cannot assure you that we will be able to achieve the results realized by prior vehicles managed by our investment adviser’s investment team, including the Legacy Funds.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. As of December 31, 2016, we had approximately $170.7 million of SBA-guaranteed debentures outstanding, approximately $113.4 million of 2014 Notes outstanding and approximately $44.0 million outstanding under the Credit Facility that provides for borrowings of up to $120.0 million on a revolving basis and may be increased up to $150.0 million pursuant to its “accordion” feature. We have received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We generally may not issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

At our 2016 Annual Stockholders Meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price below the then current net asset value per share during a period beginning on May 3, 2016 and expiring on the earlier of the one year anniversary of the date of the 2016 Annual Stockholders Meeting and the date of our 2017 Annual Stockholders Meeting, which is expected to be held in May 2017.

In certain limited circumstances, pursuant to an SEC staff interpretation, we may also issue shares at a price below net asset value in connection with a transferable rights offering so long as: (1) the offer does not discriminate among stockholders; (2) we use our best efforts to ensure an adequate trading market exists for the rights; and (3) the ratio of the offering does not exceed one new share for each three rights held. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee, which is based upon our gross assets, may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. In addition to the existing SBA-guaranteed debentures, the 2014 Notes and the Credit Facility, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not been leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed, such a decline could also negatively affect our ability to make distributions on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser will be payable based on our gross assets, including those assets acquired through the use of leverage, our investment adviser will have a financial incentive to incur leverage that may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to our investment adviser.

The Credit Facility, and any other credit facility into which we may enter, imposes financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under the Code.

Illustration.   The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(31.2)%	(19.0)%	(6.8)%	5.4%	17.5%

(1)	Assumes $610.4 million in total assets, $354.1 million in debt outstanding and $250.6 million in net assets as of December 31, 2016, adjusted to reflect borrowings of $70.0 million under the Credit Facility. Assumes an average cost of funds of 4.83% which includes the stated interest rate and the SBA annual charge. Actual interest payments may be different.

To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to finance our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Our investment adviser does not have significant experience with utilizing these techniques and did not implement these techniques to any significant extent with our portfolio. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a BDC, we have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

In the recent past, the capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Continuing U.S. debt ceiling and budget deficit concerns, including automatic spending cuts stemming from sequestration, together with deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations. Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

We have fully drawn on our SBA-guaranteed debentures and, absent changes to legislation or regulation, may not make borrowings in excess of their aggregate $170.7 million of SBA-guaranteed debentures outstanding as of December 31, 2016. We also had approximately $113.4 million of 2014 Notes outstanding as of December 31, 2016. In addition, as of December 31, 2016, we had approximately $44.0 million outstanding under the Credit Facility that provides for borrowings of up to $120.0 million on a revolving basis and may be increased up to $150.0 million pursuant to its “accordion” feature. If we are unable to secure additional debt financing on commercially reasonable terms, our liquidity could be reduced significantly. If we are unable to repay amounts outstanding under any debt facilities we may obtain and are declared in default or are unable to renew or refinance these facilities, we may not be able to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, another economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the U.S. and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis, including any austerity measures taken in exchange for bailout of certain nations, and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union (“Brexit”), and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the European Union. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal and monetary policies of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.

As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Further downgrades of the U.S. credit rating, impending automatic spending cuts, another government shutdown or a failure to raise the statutory debt limit of the United States could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. In the future, the U.S. government may not be able to meet its debt payments unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy and our portfolio companies. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, any sales, dispositions or liquidity events of our portfolio companies, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Given that the portfolio is concentrated, distributions, dispositions or liquidity events affecting a portfolio company in which we own a significant position may adversely affect our net asset value and results of operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our investment objective, operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to make distributions and cause you to lose all or part of your investment.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under the Code.

Although we have elected to be treated as a RIC beginning with our taxable year ended August 31, 2014, no assurance can be given that we will be able to continue to qualify for and maintain our qualification as a RIC under the Code. To continue to maintain our qualification as a RIC under the Code, we must meet the following source-of-asset diversification, and distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale or other disposition of stock or securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC under the Code. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act, as well as future financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC under the Code.

If we fail to qualify as a RIC under the Code for any reason and remain or become subject to corporate-level U.S. federal income tax on all of our income, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution or reinvestment and the amount of our distributions.

We may not be able to pay our stockholders distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event we liquidate or dispose of a significant equity position in our portfolio, we may distribute a special dividend relating to the realized capital gains from such investment in order to minimize to the greatest extent possible our U.S. federal income or excise tax liability.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for U.S. federal income tax purposes, which will result in higher tax liability when the stock is sold.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we include in our taxable income certain amounts that we have not yet received in cash, such as PIK interest or original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification as a RIC under the Code. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level U.S. Federal income tax, please see “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Capitala Investment Advisors is not obligated to reimburse us for any part of the incentive fee it receives that is based on accrued income that we never receive.

Part of the incentive fee payable by us to our investment adviser that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fees it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends (whether received in cash, our stock, or a combination thereof) will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders and noteholders could lose confidence in our financial and other public reporting, which would harm our business.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on our business.

We are required to disclose changes made in our internal controls and procedures over financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We could be an “emerging growth company” for up to five years from the date of our IPO. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. As a public company, may incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

New and pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets or we may borrow an amount equal to 100% of net assets). Legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. In addition, in December 2015, the 2016 omnibus spending bill approved by Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval. This new legislation may allow us to issue additional SBIC debentures above the $225.0 million of SBA-guaranteed debentures previously permitted pending application for and receipt of additional SBIC licenses. If we incur this additional indebtedness in the future, your risk of an investment in our securities may increase.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. In addition, any change to the SBA’s current Debenture SBIC program could have a significant impact on our ability to obtain lower-cost financing and, therefore, our competitive advantage over other finance companies.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Two of our wholly owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we are subject to SBA regulations.

Fund II and Fund III, which became our wholly owned subsidiaries after the completion of the Formation Transactions, are licensed to act as SBICs and are regulated by the SBA. As of December 31, 2016, Fund II and Fund III portfolio companies accounted for most of our aggregate portfolio. The SBIC licenses allow our SBIC subsidiaries to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after U.S. federal income taxes not exceeding $6.5 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause a Legacy Fund to forego attractive investment opportunities that are not permitted under SBA regulations.

The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If Fund II or Fund III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit such Fund’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit such Fund from making new investments. Such actions by the SBA would, in turn, negatively affect us because Fund II and Fund III are our wholly owned subsidiaries. Each of Fund II and Fund III was in compliance with the terms of the SBA’s leverage requirements as of December 31, 2016 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation as a Business Development Company — Small Business Investment Company Regulations.”

Our wholly owned SBIC subsidiaries may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of a corporate-level U.S. federal income tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level U.S. federal income taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of a corporate-level U.S. federal income tax on all of our income.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC. Also, we are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. Our efforts to comply with these existing requirements, or any revised or amended requirements, have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

We received an exemptive order from the SEC exempting us from certain provisions of the 1940 Act and the Exchange Act.

On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Exchange Act with respect to Fund II and Fund III. We intend to comply with the conditions of the order. As a result, we will generally be permitted to incur a greater amount of leverage relative to our total assets and net asset value, which may expose us to a greater degree of risk.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of the Investment Advisor. Certain of these systems are provided to the Investment Advisor by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, sudden electrical or telecommunications outages, natural disasters such as earthquakes, tornadoes, and hurricanes, events arising from local or larger scale political or social matters, including terrorist attacks, and cyber-attacks could cause delays or other problems in our activities. Any of the above, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Terrorist attacks, acts of war or natural disasters may affect the market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount (“OID”) instruments and contractual PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	OID accruals may create uncertainty about the source of our distributions to stockholders;
•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain additional debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our IPO, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the previous second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we have chosen to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have chosen to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” under the JOBS Act and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Capitala Finance or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such a transaction. It is the position of the staff of the SEC’s Division of Investment Management that if a BDC fails to opt-out of the Maryland Control Share Acquisition Act, it acts in a manner inconsistent with Section 18(i) of the 1940 Act.

We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. However, these provisions may deprive a shareholder of the opportunity to sell such shareholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board of Directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our shareholders. See “Description of Our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

The failure in cyber security systems, as well as the occurrence of events unanticipated in the Company’s disaster recovery systems and management continuity planning or a support failure from external providers during a disaster could impair the Company’s ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the Company’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the Company’s ability to conduct business and on the Company’s results of operations and financial condition, particularly if those events affect the Company’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of the Company’s managers were unavailable in the event of a disaster, the Company’s ability to effectively conduct its business could be severely compromised.

Our business relies on secure information technology systems. We depend heavily upon computer systems to perform necessary business functions. These systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources (i.e. cyber-attacks). Despite the Company’s implementation of a variety of security measures, its computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the Company may experience threats to its data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the Company’s computer systems, both those provided by our investment adviser and third-party service providers, and networks, or otherwise cause interruptions or malfunctions in its operations, which could result in damage to the Company’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Risks Related to Our Investments

Our investments are very risky and highly speculative.

We invest primarily in first lien loans, second lien loans, subordinated loans and select equity investments issued by leveraged companies.

First Lien Loans.  There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Second Lien Loans.  Our second lien debt investments have a second priority security interest in all or substantially all of the assets of the borrower. As such, other creditors may rank senior to us in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Subordinated Loans.  Our subordinated debt investments are generally subordinated to first lien loans and may be unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments.  When we invest in senior secured loans or mezzanine loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. The portfolio currently has several significant equity positions. Distributions, dispositions, or liquidity events of these investments may affect our results of operations and cause us to have to pay a special dividend relating to the realized gains from such investment in order to minimize to the greatest extent possible our U.S. federal income or excise tax liability.

In addition, investing in smaller and lower middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
•	our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Our portfolio consists primarily of debt and equity investments in smaller privately owned venture capital-backed companies. Investing in venture capital-backed companies involves a number of significant risks. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Compared to larger publicly owned companies, these venture capital-backed companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Generally, little public information exists about these companies, and we are required to rely on the ability of our investment adviser’s investment team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Many of our loans are not fully amortizing and if a borrower cannot repay or refinance such loans at maturity, our results will suffer.

Most of the loans in which we invest are not structured to fully amortize during their lifetime. Accordingly, a significant portion of the principal amount of such a loan may be due at maturity. As of December 31, 2016, all debt instruments in our portfolio, on a fair value basis, will not fully amortize prior to maturity. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital. If they are unable to raise sufficient funds to repay us or we have not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive Capitala Finance from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender may require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender requires us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (i) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (ii) the nature, timing and conduct of foreclosure or other collection proceedings; (iii) the amendment of any collateral document; (iv) the release of the security interests in respect of any collateral; and (v) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We have made, and may make, subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

Substantially all of our investments involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business. Such risk of equitable subordination may be potentially heightened with respect to various portfolio investments that we may be deemed to control. See also “— Because we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.”

Economic recessions could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in our revenues, net income and the value of our assets.

Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holdings and subordinate all or a portion of our claim to that of other creditors.

These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

The lack of liquidity in our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC. For example, we may be prohibited under the 1940 Act from making follow-on investments in our portfolio companies that we may be deemed to “control” or in which affiliates of our investment adviser are also invested.

Our ability to enter into new transactions with our affiliates, and to restructure or exit our investments in portfolio companies that we are deemed to “control” under the 1940 Act, will be restricted by the 1940 Act, which may limit the scope of investment opportunities available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by our investment adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

In the future, we may co-invest with investment funds, accounts and vehicles managed by our Investment Advisor or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. On June 1, 2016, the SEC issued an exemptive order permitting us and certain of our affiliates, to co-invest together in portfolio companies subject to certain conditions included therein. We expect that this order will permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Investment Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

In addition, within our portfolio there are investments that may be deemed to be “controlled” investment under the 1940 Act. To the extent that our investments in such portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves the affiliates of our investment adviser because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if an affiliate of our investment adviser were required to approve a restructuring of an investment in the portfolio and the affiliate of our investment adviser was deemed to be our affiliate, such a restructuring transaction may constitute a prohibited joint transaction under the 1940 Act.

Our portfolio may lack diversification among portfolio companies, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio may be concentrated in a limited number of portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. The disposition or liquidity of a significant investment may also adversely impact our net asset value and our results of operations. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We currently hold controlling equity positions in six portfolio companies. Although we may do so in the future, we expect that we will not hold controlling equity positions in most of our portfolio companies. If we do not hold a controlling equity position in a portfolio company, we are subject to the risk that the portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of the portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If our portfolio companies are unable to protect their proprietary, technological and other intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value that may be available in a downside scenario to repay our loans. Our portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third-party’s patent or other proprietary rights, it could be required to pay damages to the third-party, alter its products or processes, obtain a license from the third-party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments or repay any revolving credit facility, depending on expected future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we may make include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The health and performance of our portfolio companies could be adversely affected by political and economic conditions in the countries in which they conduct business.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the United States. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment in a timely manner could result in a realized loss on the investment.

We currently have, and may acquire in the future, control investments in portfolio companies. Our ability to divest ourselves from a debt or equity investment in a controlled portfolio company could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we may invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

In December 2015 the United Nations, of which the U.S. is a member, adopted a climate accord (the “Paris Agreement”) with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. The U.S. subsequently ratified the Paris Agreement, and it entered into force on November 4, 2016. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation which could increase their operating costs and/or decrease their revenues.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.

The securities that we invest in are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” or “junk” securities, and may be considered “high risk” compared to debt instruments that are rated investment grade. High yield securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, high yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Our investments may be in portfolio companies which may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns such as the current recession and European financial crisis may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, more established companies with greater access to, and resources for, further development in these new technologies. We may lose our entire investment in any or all of our portfolio companies.

Risks Relating to our Securities

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the expected market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs, BDCs or SBICs;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of Capitala Investment Advisors’ key personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, increased in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

Investing in our common stock may involve an above average degree of risk.

The investments we make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our shares of common stock have a limited trading history and we cannot assure you that the market price of shares of our common stock will not decline.

Our shares of common stock have a limited trading history and we cannot assure you that a public trading market will be sustained for such shares. We cannot predict the prices at which our common stock will trade. We cannot assure you that the market price of shares of our common stock will not decline at any time. In addition, our common stock has from time to time traded below its net asset value since our inception and if our common stock continues to trade below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

Our common stockholders will bear the expenses associated with our borrowings, and the holders of our debt securities will have certain rights senior to our common stockholders.

All of the costs of offering and servicing our debt securities, including interest thereon, is borne by our common stockholders. The interests of the holders of any debt we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt to receive interest or principal repayment will be senior to those of our common stockholders. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues for a sustained period of time, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Shares of our common stock have traded at a discount from net asset value and may do so in the future.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock has at times traded below its net asset value per share since our IPO on September 30, 2013. Our shares could continue trade at a discount to net asset value. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below its net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

You may not receive distributions or our distributions may decline or may not grow over time, and you will experience dilution in your ownership percentage if you opt out of our dividend reinvestment plan.

We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be materially and adversely affected by the impact of one or more of the risks described herein. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. All distributions will be made at the discretion of our Board and will depend on our earnings, financial condition, maintenance of RIC status, compliance with applicable BDC, SBA regulations and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

At our 2016 Annual Stockholders Meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price below the then current net asset value per share during a period beginning on May 3, 2016 and expiring on the earlier of the one-year anniversary of the date of the 2016 Annual Stockholders Meeting and the date of our 2017 Annual Stockholders Meeting, which is expected to be held in May 2017.

Any decision to sell shares of our common stock below its then current net asset value per share would be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests. If we were to sell shares of our common stock below its then current net asset value per share; such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For example, if we sell an additional 10% of our common shares at a 10% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 1.0% or $10 per $1,000 of net asset value.

Your interest in Capitala Finance may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in Capitala Finance than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offering.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer.

The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Capitala Finance, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We plan to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds from the sale of our securities pursuant to this prospectus. We are continuously identifying, reviewing and, to the extent consistent with its investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take 3 to 6 months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal. At a minimum, the Company will invest more than half of its total assets in the types of securities designed to meet its business purpose, within two years after termination or completion of sales of securities pursuant to this prospectus.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “CPTA.” The following table sets forth, for each fiscal quarter within the two most recent fiscal years and the current fiscal year, the range of high and low intraday sales prices of our common stock as reported on the NASDAQ Global Select Market, the premium (discount) of sales price to our net asset value (NAV) and the distributions declared by us for each fiscal quarter.

Fiscal 2017	NAV(1)	High	Low	Premium or (Discount) of High Sales Price to NAV(2)	Premium or (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
Second Quarter (through April 27, 2017)	*	$14.43	$13.90	*	*	$0.39
First Quarter	*	$14.65	$13.00	*	*	$0.39

Fiscal 2016	NAV(1)	High	Low	Premium or (Discount) of High Sales Price to NAV(2)	Premium or (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
Fourth Quarter	$15.79	$13.95	$11.51	(11.7)%	(27.1)%	$0.39
Third Quarter	$15.68	$15.80	$12.75	0.8%	(18.7)%	$0.47
Second Quarter	$16.28	$14.20	$11.72	(12.8)%	(28.0)%	$0.47
First Quarter	$16.29	$13.18	$9.54	(19.1)%	(41.4)%	$0.47

		Sales Price		Premium or (Discount) of High Sales Price to NAV(2)	Premium or (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
Fiscal 2015	NAV(1)	High	Low
Fourth Quarter	$17.04	$14.66	$11.75	(14.0)%	(31.0)%	$0.47
Third Quarter	$18.04	$16.76	$12.54	(7.1)%	(30.5)%	$0.47
Second Quarter	$17.95	$19.10	$15.34	6.4%	(14.5)%	$0.47
First Quarter	$18.35	$19.12	$17.97	4.2%	(2.1)%	$0.97	(4)

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low intraday sales price divided by the quarter end NAV and subtracting 1.
(3)	Unless otherwise noted, represents the distribution paid or to be paid in the specified quarter. Unless otherwise indicated, no payments included a return of capital.
(4)	Includes the special distribution that was declared on February 26, 2015 by the Company’s Board of Directors in the amount of $0.50 per share of the Company’s common stock, which was paid monthly over the remainder of 2015.
*	Not determinable at the time of filing

The last reported price for our common stock on April 27, 2017 was $14.13 per share. As of April 26, 2017, there were 53 holders of record of our common stock.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on September 25, 2013, our shares of common stock have traded at times at both a discount and a premium to the net assets attributable to those shares. As of April 27, 2017, shares of our common stock traded at a discount of approximately (10.5)% of the NAV attributable to those shares as of December 31, 2016. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

In order to qualify as a RIC and to avoid corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we intend to make monthly distributions to our stockholders. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

The following table reflects our distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors during fiscal years ended 2017, 2016 and 2015.

Date Declared	Record Date	Payment Date	Amount Per Share
April 3, 2017	April 19, 2017	April 27, 2017	$0.13
April 3, 2017	May 23, 2017	May 29, 2017	$0.13
April 3, 2017	June 21, 2017	June 29, 2017	$0.13
January 3, 2017	January 20, 2017	January 30, 2017	$0.13
January 3, 2017	February 20, 2017	February 27, 2017	$0.13
January 3, 2017	March 23, 2017	March 30, 2017	$0.13
Total Distributions Declared for Fiscal 2017			$0.78

Date Declared	Record Date	Payment Date	Amount Per Share
January 4, 2016	January 22, 2016	January 28, 2016	$0.1567
January 4, 2016	February 19, 2016	February 26, 2016	$0.1567
January 4, 2016	March 22, 2016	March 30, 2016	$0.1567
April 1, 2016	April 22, 2016	April 28, 2016	$0.1567
April 1, 2016	May 23, 2016	May 30, 2016	$0.1567
April 1, 2016	June 21, 2016	June 29, 2016	$0.1567
July 1, 2016	July 22, 2016	July 29, 2016	$0.1567
July 1, 2016	August 22, 2016	August 30, 2016	$0.1567
July 1, 2016	September 22, 2016	September 29, 2016	$0.1567
September 22, 2016	October 21, 2016	October 28, 2016	$0.13
September 22, 2016	November 21, 2016	November 29, 2016	$0.13
September 22, 2016	December 21, 2016	December 29, 2016	$0.13
Total Distributions Declared for Fiscal 2016			$1.80

Date Declared	Record Date	Payment Date	Amount Per Share
January 2, 2015	January 22, 2015	January 29, 2015	$0.1567
January 2, 2015	February 20, 2015	February 26, 2015	$0.1567
January 2, 2015	March 23, 2015	March 30, 2015	$0.1567
February 26, 2015	March 23, 2015	March 30, 2015	$0.05
February 26, 2015	April 23, 2015	April 29, 2015	$0.05
February 26, 2015	May 21, 2015	May 28, 2015	$0.05
February 26, 2015	June 22, 2015	June 29, 2015	$0.05
February 26, 2015	July 23, 2015	July 30, 2015	$0.05
February 26, 2015	August 21, 2015	August 28, 2015	$0.05
February 26, 2015	September 23, 2015	September 29, 2015	$0.05
February 26, 2015	October 23, 2015	October 29, 2015	$0.05
February 26, 2015	November 20, 2015	November 27, 2015	$0.05
February 26, 2015	December 22, 2015	December 30, 2015	$0.05
April 1, 2015	April 23, 2015	April 29, 2015	$0.1567
April 1, 2015	May 21, 2015	May 28, 2015	$0.1567
April 1, 2015	June 22, 2015	June 29, 2015	$0.1567
July 1, 2015	July 23, 2015	July 30, 2015	$0.1567
July 1, 2015	August 21, 2015	August, 28, 2015	$0.1567
July 1, 2015	September 23, 2015	September 29, 2015	$0.1567
October 1, 2015	October 23, 2015	October 29, 2015	$0.1567
October 1, 2015	November 20, 2015	November 27, 2015	$0.1567
October 1, 2015	December 22, 2015	December 30, 2015	$0.1567
Total Distributions Declared for Fiscal 2015			$2.38

Tax characteristics of all distributions paid by the Company are reported to stockholders on Form 1099 after the end of the calendar year. Our future distributions, if any, will be determined by our board of directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

We are a Maryland corporation that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 as amended (the “1940 Act”). We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such, are subject to reduced public company reporting requirements. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We are managed by Capitala Investment Advisors, LLC (the “Investment Advisor”), and Capitala Advisors Corp. (the “Administrator”) provides the administrative services necessary for us to operate.

We provide capital to lower and traditional middle-market companies in the United States, with a non-exclusive emphasis on the Southeast, Southwest and Mid-Atlantic regions. We invest primarily in companies with a history of earnings growth and positive cash flow, proven management teams, product or service with competitive advantages and industry-appropriate margins. We primarily invest in companies with between $4.5 million and $30 million in trailing twelve month earnings before interest, tax, depreciation, and amortization (“EBITDA”).

We invest in first lien, second lien and subordinated loans. Most of our debt investments are coupled with equity interests, whether in the form of detachable “penny” warrants or equity co-investments made pari-passu with our borrowers’ financial sponsors.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally must invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To maintain our regulated investment company (“RIC”) status, we must meet specified source-of-income and asset diversification requirements. To maintain our RIC tax treatment under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Corporate History

We commenced operations on May 24, 2013 and completed our initial public offering (“IPO”) on September 30, 2013. The Company was formed for the purpose of (i) acquiring, through a series of transactions, an investment portfolio from the following entities: CapitalSouth Partners Fund I Limited Partnership (“Fund I”); CapitalSouth Partners Fund II Limited Partnership (“Fund II”); CapitalSouth Partners Fund III, L.P. (“Fund III Parent”); CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”) and CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar” and, collectively with Fund I, Fund II, Fund III and Fund III Parent, the “Legacy Funds”); (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in lower middle-market and middle-market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock (the “Formation Transactions”). Fund II, Fund III and Florida Sidecar became the Company’s wholly owned subsidiaries. Fund II and Fund III retained their SBIC licenses, and continued to hold their existing investments at the time of IPO and have continued to make new investments after the IPO. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share, resulting in net proceeds to the Company of $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds.

At the time of the Formation Transactions, our portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We have two SBIC-licensed subsidiaries that have elected to be regulated as BDCs under the 1940 Act.

Basis of Presentation

The Company is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC 946”). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 and Article 10 of Regulation S-X. The consolidated financial statements of the Company include the accounts of the Company and its wholly owned subsidiaries as described in the Formation Transactions above. The transactions related to Fund II, Fund III, and Florida Sidecar constituted an exchange of shares between entities under common control and have been accounted for in accordance with ASC Topic 805, Business Combinations (“ASC 805”).

The Company’s financial position as of December 31, 2016 and 2015 is presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, and Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these consolidated financial statements have been presented on the basis described above. In the opinion of management, the consolidated financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

Consolidation

As provided under Regulation S-X and ASC 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly owned subsidiaries in its consolidated financial statements. The Company did not consolidate its interest in Capitala Senior Liquid Loan Fund I, LLC (“CSLLF”) during the periods it was in existence because the investment was not considered a substantially wholly owned investment company subsidiary. Further, CSLLF was a joint venture for which shared power existed relating to the decisions that most significantly impacted the economic performance of the entity. See Note 4 to the consolidated financial statements for description of the Company’s investment in CSLLF.

Revenues

We generate revenue primarily from the periodic cash interest we collect on our debt investments. In addition, most of our debt investments offer the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, which we expect to result in revenue in the form of dividends and/or capital gains. Further, we may generate revenue in the form of commitment, origination, amendment, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. These fees will be recognized as they are earned.

Expenses

Our primary operating expenses include the payment of investment advisory fees to our Investment Advisor, our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under an administration agreement between us and the Administrator (the “Administration Agreement”) and other operating expenses as detailed below. Our investment advisory fee will compensate our Investment Advisor for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments (such as legal, accounting and travel expenses incurred in connection with making investments), including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	costs associated with our reporting and compliance obligations under the 1940 Act, the Securities Exchange Act of 1934, as amended, other applicable federal and state securities laws and ongoing stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and other communications with stockholders;
•	fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	all other expenses incurred by either our Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and their respective administrative support staff.

Critical Accounting Policies and Use of Estimates

In the preparation of our consolidated financial statements and related disclosures, we have adopted various accounting policies that govern the application of U.S. GAAP. Our significant accounting policies are described in Note 2 to the consolidated financial statements. While all of these policies are important to understanding our financial statements, certain accounting policies and estimates are considered critical due to their impact on the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation, revenue recognition, and income taxes as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below.

Because of the nature of the judgments and assumptions we make, actual results could materially differ from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4 to our consolidated financial statements.

In determining fair value, our board of directors (the “Board”) uses various valuation approaches, and engages a third-party independent valuation firm, which provides positive assurance on the investments it reviews. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Boards’ assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

As a practical expedient, the Company used net asset value (“NAV”) as the basis for the fair value of its investment in CSLLF. CSLLF recorded its underlying investments at fair value on a daily basis utilizing pricing information from third-party sources. In the event pricing is not available or an investment is considered illiquid, management may perform model-based analytical valuations in instances where an investment is considered illiquid or for which pricing is not available from third-party sources.

Valuation Techniques

Enterprise Value Waterfall Approach

The enterprise value waterfall approach determines an enterprise value based on EBITDA multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including, but not limited to, operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. In certain instances, the Company may also utilize revenue multiples to determine enterprise value. When available, the Company may assign a pricing multiple or value its equity investments based on the value of recent investment transactions in the subject portfolio company or offers to purchase the portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.

The enterprise value waterfall approach is primarily utilized to value the Company’s equity securities, including warrants. However, the Company may utilize the enterprise value waterfall approach to value certain debt securities.

Income Approach

The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk. Because the majority of the Company’s portfolio companies do not have a public credit rating, determining a discount rate often involves assigning an implied credit rating based on the portfolio company’s operating metrics compared to average metrics of similar publicly rated debt. Operating metrics include, but are not limited to, EBITDA, interest coverage, leverage ratio, return on capital, and debt to equity ratios. The implied credit rating is used to assign a base discount rate range based on publicly available yields on similarly rated debt securities. The Company may apply a premium to the discount rate utilized in determining fair value when performance metrics and other qualitative information indicate that there is an additional level of uncertainty about collectability of cash flows.

Asset Approach

The asset approach values an investment based on value or the underlying collateral securing the investment. This approach is used when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest income and paid-in-kind interest income:  Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company has loans in the portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual investments:  Generally, when interest and/or principal payments on a loan become 90 days or more past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK interest on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected cash interest when it is determined that interest is no longer considered collectible. The Company may elect to cease accruing PIK interest and continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend income and paid-in-kind dividends:  Dividend income is recognized on the date dividends are declared. Dividend income may be reversed in the event that a previously declared dividend is no longer expected to be paid by the portfolio company. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.

Original issue discount/premiums:  Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan. Any remaining discount/premium is accreted or amortized into income upon prepayment of the loan.

Other income:  Origination fees (to the extent services are performed to earn such income), amendment fees, consent fees, and other fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to the maturity date are recorded as income upon receipt.

Income Taxes

Prior to the Formation Transactions, the Legacy Funds were treated as partnerships for U.S. federal, state and local income tax purposes and, therefore, no provision has been made in the accompanying consolidated financial statements for federal, state or local income taxes. In accordance with the partnership tax law requirements, each partner would include their respective components of the Legacy Funds’ taxable profits or losses, as shown on their Schedule K-1 in their respective tax or information returns. The Legacy Funds are disregarded entities for tax purposes prior to and post the Formation Transactions.

The Company has elected to be treated for U.S. federal income tax purposes, and intends to comply with the requirement to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes. Therefore, no provision has been recorded for U.S. federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in an excise tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next excise tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Since the Company’s IPO, the Company has not accrued or paid excise tax.

In accordance with certain applicable treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC Topic 740 — Income Taxes (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of December 31, 2016 and December 31, 2015, there were no uncertain tax positions.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of December 31, 2016 and 2015. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed for the years ended December 31, 2016, 2015 and 2014. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statements of operations.

Portfolio and Investment Activity

As of December 31, 2016, our portfolio consisted of investments in 53 portfolio companies with a fair value of approximately $541.6 million.

During the year ended December 31, 2016, we made approximately $120.8 million of investments and had approximately $163.6 million in repayments and sales of investments resulting in net repayments and sales of approximately $42.8 million for the year. During the year ended December 31, 2015, we made approximately $260.6 million of investments and had approximately $142.7 million in repayments and sales resulting in net investments of approximately $117.9 million for the year. During the year ended December 31, 2014, we made approximately $216.3 million of investments and had approximately $80.2 million in repayments and sales resulting in net investments of approximately $136.1 million for the year.

On August 31, 2016, we sold a portion of 14 securities across 10 portfolio companies to CapitalSouth Partners Florida Sidecar Fund II, L.P. (“FSC II”), including granting an option to acquire a portion of our equity investment in Eastport Holdings, LLC (the “Written Call Option”), in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, we received cash consideration of $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. These assets were sold to FSC II at their June 30, 2016 fair market values, resulting in net realized gain of $0.1 million. The proceeds from the redemption of partnership interests in FSC II are included in gross repayments and sales of investments received for the year ended December 31, 2016. Our Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act.

The Company collected and will periodically collect principal and interest payments related to certain of the securities purchased by FSC II. Such principal and interest payments will be remitted timely to FSC II based on its proportionate share of the security. FSC II does not have any recourse to the Company related to the non-payment of principal or interest related by the underlying issuers of the securities.

The Written Call Option granted FSC II the right to purchase up to 31.25% of our equity investment in Eastport Holdings, LLC. The Written Call Option has a strike price of $1.5 million and a termination date of August 31, 2018. The fair value of the Written Call Option, which has been treated as a derivative liability and is recorded in the financial statement line item Written Call Option at fair value in our consolidated statements of assets and liabilities, was approximately $2.7 million as of December 31, 2016. For purposes of determining the fair value of the Written Call Option, we calculated the difference in the fair value of the underlying equity investment in Eastport Holdings, LLC and the strike price of the Written Call Option, or intrinsic value. The time value of the Written Call Option as of December 31, 2016 was determined to be insignificant. The Written Call Option is classified as a Level 3 financial instrument. The Written Call Option was the only option contract granted by us during the year ended December 31, 2016, and the Written Call Option remained outstanding as of December 31, 2016.

As of December 31, 2016, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $9.7 million and $10.2 million, and $22.1 million and $29.9 million, respectively. As of December 31, 2016, the Company had approximately $36.3 million of cash and cash equivalents. As of December 31, 2015, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $10.0 million and $10.4 million, and $28.3 million and $28.3 million, respectively. As of December 31, 2015, the Company had approximately $34.1 million of cash and cash equivalents.

As of December 31, 2016, our debt investment portfolio, which represented 82.8% of our total portfolio, had a weighted average annualized yield of approximately 13.2%, exclusive of the impact of our non-accrual debt investments. As of December 31, 2016, 57.1% of our debt investment portfolio was bearing a fixed rate of interest. As of December 31, 2015, our debt investment portfolio, which represented 80.2% of our total portfolio, had a weighted average yield of approximately 12.3%, exclusive of the impact of our non-accrual debt investments. As of December 31, 2015, 65.5% of our debt investment portfolio was bearing a fixed rate of interest.

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2016 (dollars in thousands):

	Investments at Amortized Cost	Percentage of Total	Investments at Fair Value	Percentage of Total
First Lien Debt	$244,647	44.5%	$226,578	39.2%
Second Lien Debt	74,559	13.5	71,483	12.3
Subordinated Debt	148,849	27.1	150,232	26.0
Equity and Warrants	45,721	8.3	93,346	16.2
Cash and Cash Equivalents	36,281	6.6	36,281	6.3
Total	$550,057	100.0%	$577,920	100.0%

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2015 (dollars in thousands):

	Investments at Amortized Cost	Percentage of Total	Investments at Fair Value	Percentage of Total
First Lien Debt	$207,957	34.5%	$199,843	31.9%
Second Lien Debt	82,435	13.6	80,610	12.9
Subordinated Debt	205,480	34.0	194,485	31.0
Equity and Warrants	54,315	9.0	99,651	15.9
Capitala Senior Liquid Loan Fund I, LLC	20,000	3.3	17,867	2.9
Cash and Cash Equivalents	34,105	5.6	34,105	5.4
Total	$604,292	100.0%	$626,561	100.0%

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):

	December 31, 2016		December 31, 2015
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Business Services	$51,731	9.5%	$24,280	4.1%
Consumer Products	30,209	5.6	—	—
Medical Device Distributor	25,768	4.8	27,681	4.7
Financial Services	25,553	4.7	26,230	4.4
Information Technology	24,232	4.5	8,000	1.3
Specialty Retail	22,067	4.1	—	—
Consumer Electronics	20,818	3.8	28,300	4.8
Footwear Retail	19,236	3.5	18,682	3.2
Building Products	18,152	3.3	18,299	3.1
Transportation	16,856	3.1	27,244	4.6
Food Product Manufacturer	16,599	3.1	17,436	2.9
Sales & Marketing Services	16,376	3.0	17,858	3.0
Oil & Gas Services	15,083	2.8	31,472	5.3
Retail	15,000	2.8	—	—
Home Décor Manufacturer	14,670	2.7	14,614	2.5
Textile Equipment Manufacturer	13,134	2.4	12,854	2.2
Printing Services	12,761	2.4	17,088	2.9
Bowling Products	12,503	2.3	12,124	2.0
Computer Supply Retail	12,183	2.2	11,038	1.9
Farming	11,779	2.2	15,408	2.6
Healthcare Management	10,851	2.0	11,525	1.9
Bakery Supplies Distributor	10,776	2.0	16,146	2.8
Industrial Equipment Rental	10,755	2.0	13,181	2.2
Fuel Transportation Services	10,303	1.9	4,425	0.8
Automobile Part Manufacturer	10,076	1.9	11,908	2.0
Construction Services	9,500	1.7	12,500	2.1
Professional and Personal Digital Imaging	9,000	1.7	15,000	2.5
Healthcare	8,582	1.6	9,750	1.7
QSR Franchisor	8,497	1.6	3,342	0.6
Conglomerate	8,374	1.5	7,321	1.2
Produce Distribution	6,182	1.1	5,182	0.9
Specialty Clothing	5,011	0.9	4,696	0.8

	December 31, 2016		December 31, 2015
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Satellite Communications	$5,000	0.9%	$4,932	0.8%
Restaurant	4,857	0.9	—	—
Industrial Specialty Services	4,750	0.9	4,881	0.8
Oil & Gas Engineering and Consulting Services	4,500	0.8	10,075	1.7
Online Merchandise Retailer	4,169	0.8	4,382	0.7
Advertising & Marketing Services	3,910	0.7	3,926	0.7
Replacement Window Manufacturer	2,571	0.5	3,196	0.5
Automotive Chemicals & Lubricants	2,230	0.4	3,981	0.7
Specialty Defense Contractor	1,532	0.3	1,800	0.3
Home Repair Parts Manufacturer	1,408	0.3	5,401	0.9
Data Processing & Digital Marketing	1,015	0.2	10,206	1.7
Household Product Manufacturer	1,001	0.2	758	0.1
Entertainment	987	0.2	986	0.2
Retail Display & Security Services	537	0.1	21,917	3.7
In-Home Healthcare Services	446	0.1	721	0.1
Dental Practice Management	109	0.0	8,452	1.4
IT Government Contracting	—	—	20,000	3.4
Investment Fund	—	—	17,867	3.0
Energy Services	—	—	10,500	1.8
Crane Rental and Sales	—	—	5,032	0.9
Industrial Manufacturing	—	—	3,582	0.6
Scrap Metal Recycler	—	—	3,106	0.5
Disaster Recovery Homebuilding	—	—	2,000	0.3
Western Wear Retail	—	—	1,171	0.2
Total	$541,639	100.0%	$592,456	100.0%

With the exception of the international investment holdings noted below, all investments made by the Company as of December 31, 2016 and December 31, 2015 were made in portfolio companies located in the U.S. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic region at fair value as of December 31, 2016 and December 31, 2015 (dollars in thousands):

	At December 31, 2016		At December 31, 2015
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
South	$257,162	47.5%	$307,056	51.9%
Midwest	118,682	21.9	87,911	14.8
West	85,642	15.8	85,414	14.4
Northeast	68,613	12.7	102,020	17.2
International	11,540	2.1	10,055	1.7
Total	$541,639	100.0%	$592,456	100.0%

In addition to various risk management tools, our Investment Advisor also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.

As part of our valuation procedures, we risk rate all of our investments. In general, our investment rating system uses a scale of 1 to 5, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but it is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal investment rating system incorporates the following five categories:

Investment Rating	Definition
1	In general, the investment may be performing above our internal expectations. Full return of principal and interest is expected. Capital gain is expected.
2	In general, the investment may be performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment. All new investments are initially given this rating.
3	In general, the investment may be performing below our internal expectations and therefore, investments in this category may require closer internal monitoring; however, the valuation team believes that no loss of investment return (interest and/or dividends) or principal is expected. The investment also may be out of compliance with certain financial covenants.
4	In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.
5	In general, the investment may be performing substantially below our internal expectations and a number of quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.

Our Investment Advisor will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, our Investment Advisor will review these investment ratings on a quarterly basis, and our Board will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2016 and 2015 (dollars in thousands):

	As of December 31, 2016		As of December 31, 2015
Investment Rating	Investments at Fair Value	Percentage of Total Investments	Investments at Fair Value	Percentage of Total Investments
1	$183,826	33.9%	$191,894	32.4%
2	215,058	39.7	335,388	56.6
3	125,381	23.2	37,164	6.3
4	17,374	3.2	28,010	4.7
5	—	—	—	—
Total	$541,639	100.0%	$592,456	100.0%

As of December 31, 2016, we had debt investments in three portfolio companies on non-accrual status with an amortized cost of $29.5 million and a fair value of $17.4 million, which represented 5.7% and 3.2% of the investment portfolio, respectively. As of December 31, 2015, we had debt investments in five portfolio companies on non-accrual status with an amortized cost of $47.1 million and a fair value of $28.0 million, which represented 8.3% and 4.7% of the investment portfolio, respectively.

Capitala Senior Liquid Loan Fund I, LLC

On March 24, 2015, the Company and Trinity Universal Insurance Company (“Trinity”), a subsidiary of Kemper Corporation (“Kemper”), entered into a limited liability company agreement to co-manage CSLLF. The purpose and design of the joint venture was to invest primarily in broadly syndicated senior secured loans to middle-market companies, which were purchased on the secondary market. Capitala and Trinity committed to provide $25.0 million of equity to CSLLF, with Capitala providing $20.0 million and Trinity providing $5.0 million, resulting in an 80%/20% economic ownership between the two parties. The board of directors and investment committee of CSLLF were split 50/50 between Trinity and Capitala, resulting in equal voting power between the two entities. In September 2016, the Company and Trinity elected to wind-down operations of CSLLF. During the fourth quarter of 2016, CSLLF sold all referenced assets underlying the total return swap (“TRS”) and declared final distributions, inclusive of dividends and return of capital, in December 2016.

For the years ended December 31, 2016 and December 31, 2015, we received $1.8 million and $0.9 million, respectively, in dividend income from our equity interest in CSLLF. For the year ended December 31, 2016, CSLLF declared a return of capital distribution to the Company in the amount of $20.0 million, which included $19.9 million in cash received in December 2016 and $0.1 million to be paid in the first quarter of 2017.

On March 27, 2015, CSLLF entered into a TRS with Bank of America, N.A. (“Bank of America”) that was indexed to a basket of senior secured loans purchased by CSLLF. CSLLF obtained the economic benefit of the loans underlying the TRS, including the net interest spread between the interest income generated by the underlying loans and the interest expense type payment under the TRS, the realized gain (loss) on liquidated loans, and the unrealized appreciation (depreciation) on the underlying loans.

The terms of the TRS were governed by an ISDA 2002 Master Agreement, the Schedule thereto, and Credit Support Annex to such Schedule, and the confirmation exchanged thereunder, between CSLLF and Bank of America, which collectively established the TRS, and are collectively referred to herein as the “TRS Agreement.” Pursuant to the terms of the TRS Agreement, CSLLF selected a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $100.0 million, which was also referred to as the maximum notional amount of the TRS. Each individual loan, and the portfolio of loans taken as a whole, had to meet criteria described in the TRS Agreement. CSLLF received from Bank of America, a periodic payment on set dates that was based upon any coupons, both earned and accrued, generated by the loans underlying the TRS, subject to limitations described in the TRS Agreement as well as any fees associated with the loans included in the portfolio. CSLLF paid to Bank of America interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) plus 1.25% per annum; the LIBOR option paid by CSLLF was determined on an asset by asset basis such that the tenor of the LIBOR option (1 month, 3 month, etc.) matched the tenor of the underlying reference asset. In addition, upon the termination of any loan subject to the TRS or any repayment of the underlying reference asset, CSLLF either received from Bank of America the appreciation in the value of such loan, or paid to Bank of America any depreciation in the value of such loan.

CSLLF was required to pay an unused facility fee of 1.25% on any amount of unused facility under the minimum facility amount of $70.0 million as outlined in the TRS Agreement. Such unused facility fees were not applied during the first 4 months and last 60 days of the term of the TRS. CSLLF also agreed to pay Bank of America customary fees and expenses in connection with the establishment and maintenance of the TRS.

CSLLF was required to initially cash collateralize a specified percentage of each loan (generally 20% to 35% of the market value of senior secured loans) included under the TRS in accordance with margin requirements described in the TRS Agreement. As of December 31, 2016 and December 31, 2015, CSLLF has posted $0.0 million and $19.1 million, respectively, in collateral to Bank of America in relation to the TRS which is recorded on CSLLF’s statements of assets and liabilities as cash held as collateral on total return swap. CSLLF may be required to post additional collateral as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The cash collateral represents CSLLF’s maximum credit exposure as of December 31, 2016 and December 31, 2015.

In connection with the TRS, CSLLF has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions governed by an ISDA 2002 Master Agreement. As of December 31, 2016, CSLLF was in compliance with regards to any covenants or requirements of the TRS.

CSLLF’s receivable due on the TRS represents realized amounts from payments on underlying loans in the total return swap portfolio. At December 31, 2016 and December 31, 2015, the receivable due on TRS was $0.1 million and $0.5 million, respectively, and is recorded on CSLLF’s statements of assets and liabilities below. CSLLF does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the statements of assets and liabilities as of December 31, 2016 and December 31, 2015.

Transactions in TRS contracts during the year ended December 31, 2016 resulted in $2.3 million in realized gains and $2.8 million in unrealized appreciation, which is recorded on CSLLF’s statements of operations below. Transactions in TRS contracts during the year ended December 31, 2015 resulted in $1.4 million in realized gains and $(2.8) million in unrealized depreciation, which is recorded on CSLLF’s statements of operations below.

CSLLF only held one derivative position as of December 31, 2015. The derivative held was subject to a netting arrangement. There were no derivative positions held as of December 31, 2016. The following table represents CSLLF’s gross and net amounts after offset under Master Agreements of the derivative assets and liabilities presented by the derivative type, net of the related collateral pledged by the CSLLF as of December 31, 2015 (dollars in thousands):

	Gross Derivative Assets/(Liabilities) Subject to MA	Derivative Amount Available for Offset	Net Amount Presented in the Selected Statements of Assets and Liabilities	Cash Collateral Received	Net Amount of Derivative Assets/(Liabilities)
December 31, 2015
Total Return Swap(1)	$(2,828)	$—	$(2,828)	$—	$(2,828)

(1)	Cash was posted for initial margin requirements for the total return swap as of December 31, 2015 and is reported on CSLLF’s statements of assets and liabilities as cash collateral on total return swap.

The following represents the volume of the CSLLF’s derivative transactions during the years ended December 31, 2016 and 2015 (dollars in thousands):

	For the year ended December 31, 2016	For the year ended December 31, 2015(1)
Average notional par amount of contract	$56,681	$61,306

(1)	Average calculated from period of TRS inception, March 27, 2015 to December 31, 2015.

Below is a summary of CSLLF’s portfolio of TRS reference assets as of December 31, 2015 (dollars in thousands):

As of December 31, 2015
Senior secured loans(1)	$81,201
Weighted average current interest rate on senior secured loans	5.2%
Number of borrowers in CSLLF	45
Largest portfolio company investment(1)	$2,985
Total of five largest portfolio company investments(1)	$13,424

(1)	Based on principal amount outstanding at period end.

The following is a summary of the TRS reference assets as of December 31, 2015 (dollars in thousands):

Portfolio Company(4)	Business Description	Maturity Date	Current Interest Rate(2)(6)	Principal	Cost	Fair Value(1)	Unrealized Appreciation/ (Depreciation)
21st Century Oncology, Inc.	Healthcare, Education and Childcare	April, 2022	6.5% (3 Month LIBOR + 5.5%, 1% floor)	$1,990	$1,970	$1,662	$(308)
ABG Intermediate Holdings 2, LLC(5)	Textiles and Leather	May, 2021	5.5% (3 Month LIBOR + 4.5%, 1% floor)	1,733	1,715	1,698	(17)
American Rock Salt Company, LLC	Mining, Steel, Iron and Non Precious Metals	May, 2021	4.75% (3 Month LIBOR + 3.75%, 1% floor)	1,985	1,985	1,892	(93)
Anchor Glass Container Corp	Containers, Packaging and Glass	July, 2022	4.5% (3 Month LIBOR + 3.5%, 1% floor)	482	479	479	—
Ardent Legacy Acquisitions, Inc.	Healthcare, Education and Childcare	August, 2021	6.5% (3 Month LIBOR + 5.5%, 1% floor)	1,995	1,975	1,975	—
Aspen Dental Management, Inc.	Healthcare, Education and Childcare	April, 2022	5.5% (3 Month LIBOR + 4.5%, 1% floor)	1,493	1,485	1,487	2
Asurion, LLC	Insurance	August, 2022	5.0% (3 Month LIBOR + 4.0%, 1% floor)	2,239	2,228	2,043	(185)
Bass Pro Group, LLC	Retail Stores	June, 2020	4.0% (3 Month LIBOR + 3.25%, .75% floor)	992	989	951	(38)
Belk, Inc.	Retail Stores	December, 2022	5.75% (1 Month LIBOR + 4.75%, 1% floor)	2,000	1,780	1,758	(22)
Bioplan USA, Inc.	Diversified/Conglomerate Service	September, 2021	5.75% (1 Month LIBOR + 4.75%, 1% floor)	992	843	831	(12)
Blue Coat Systems, Inc.	Electronics	May, 2022	4.5% (2 Month LIBOR + 3.5%, 1% floor)	2,000	2,000	1,928	(72)
Brock Holdings III, Inc.	Buildings and Real Estate	March, 2017	6.0% (3 Month LIBOR + 4.5%, 1.5% floor)	1,488	1,480	1,383	(97)
CDS U.S. Intermediate Holdings, Inc.	Leisure, Amusement, Entertainment	July, 2022	5.0% (3 Month LIBOR + 4.0%, 1% floor)	997	995	940	(55)
Chelsea Petroleum Products I LLC	Oil & Gas	October, 2022	5.25% (1 Month LIBOR + 4.25%, 1% floor)	500	498	485	(13)
Communications Sales & Leasing, Inc.	Finance	October, 2022	5.0% (1 Month LIBOR + 4.0%, 1% floor)	1,990	1,950	1,838	(112)
Concordia Healthcare Corp	Healthcare, Education and Childcare	October, 2021	5.25% (3 Month LIBOR + 4.25%, 1% floor)	1,000	945	958	13
Convatec Healthcare E S.A.	Healthcare, Education and Childcare	June, 2020	4.25% (6 Month LIBOR + 3.25%, 1% floor)	1,990	1,988	1,951	(37)
Emerging Markets Communications, LLC	Telecommunications	July, 2021	6.75% (3 Month LIBOR + 5.75%, 1% floor)	2,487	2,450	2,332	(118)
Eresearch Technology, Inc.	Healthcare, Education and Childcare	May, 2022	6.0% (3 Month LIBOR + 5.0%, 1% floor)	2,487	2,475	2,434	(41)
Genoa Healthcare Group, LLC	Healthcare, Education and Childcare	May, 2022	4.5% (3 Month LIBOR + 3.5%, 1% floor)	1,990	1,980	1,930	(50)
Hostess Brands, Inc.	Beverage, Food and Tobacco	August, 2022	4.5% (3 Month LIBOR + 3.5%, 1% floor)	1,995	1,990	1,983	(7)
IMG Worldwide, Inc.	Leisure, Amusement, Entertainment	May, 2021	5.25% (3 Month LIBOR + 4.25%, 1% floor)	1,990	1,995	1,953	(42)
Infiltrator Systems, Inc.	Containers, Packaging and Glass	May, 2022	5.25% (3 Month LIBOR + 4.25%, 1% floor)	995	990	988	(2)
Informatica Corporation	Electronics	August, 2022	4.5% (3 Month LIBOR + 3.5%, 1% floor)	2,494	2,489	2,394	(95)
Integra Telecom, Inc.	Telecommunications	August, 2020	5.25% (3 Month LIBOR + 4.25%, 1% floor)	2,977	2,963	2,873	(90)
JILL Holdings, LLC	Retail Stores	May, 2022	6.0% (3 Month LIBOR + 5.0%, 1% floor)	1,995	1,985	1,905	(80)
LPL Holdings, Inc	Finance	November, 2022	4.75% (2 Month LIBOR + 4.0%, .75% floor)	1,500	1,485	1,466	(19)
LS Deco, LLC	Buildings and Real Estate	May, 2022	5.5% (3 Month LIBOR + 4.5%, 1% floor)	1,375	1,361	1,334	(27)
LTF Merger Sub, Inc.	Leisure, Amusement, Entertainment	June, 2022	4.25% (3 Month LIBOR + 3.25%, 1% floor)	1,493	1,488	1,452	(36)
Mitel Networks Corp	Telecommunications	April, 2022	5.5% (3 Month LIBOR + 4.5%, 1% floor)	2,985	2,955	2,951	(4)
Mohegan Tribal Gaming Authority	Leisure, Amusement, Entertainment	November, 2019	5.5% (3 Month LIBOR + 4.5%, 1% floor)	1,929	1,927	1,881	(46)

Portfolio Company(4)	Business Description	Maturity Date	Current Interest Rate(2)(6)	Principal	Cost	Fair Value(1)	Unrealized Appreciation/ (Depreciation)
Navios Maritime Midstream Partners, LP	Cargo Transport	June, 2020	5.5% (3 Month LIBOR + 4.5%, 1% floor)	$1,990	$1,970	$1,964	$(6)
Novelis, Inc.	Mining, Steel, Iron and Non Precious Metals	June, 2022	4.0% (3 Month LIBOR + 3.25%, .75% floor)	2,488	2,475	2,369	(106)
Penn Products Terminals, LLC	Cargo Transport	April, 2022	4.75% (3 Month LIBOR + 3.75%, 1% floor)	744	741	696	(45)
Pharmaceutical Product Development Inc.	Healthcare, Education and Childcare	August, 2022	4.25% (3 Month LIBOR + 3.25%, 1% floor)	1,990	1,980	1,930	(50)
Securus Technologies, Inc.	Telecommunications	April, 2020	5.25% (3 Month LIBOR + 4.25%, 1% floor)	2,000	1,980	1,425	(555)
Skillsoft Corporation	Electronics	April, 2021	5.75% (6 Month LIBOR + 4.75%, 1% floor)	1,990	1,970	1,672	(298)
Sterigenics-Nordion Holdings, LLC	Healthcare, Education and Childcare	May, 2022	4.25% (3 Month LIBOR + 3.25%, 1% floor)	1,995	1,990	1,935	(55)
STG-Fairway Acquisitions, Inc	Diversified/Conglomerate Service	June, 2022	6.25% (3 Month LIBOR + 5.25%, 1% floor)	2,486	2,449	2,430	(19)
Tekni-Plex Incorporated	Containers, Packaging and Glass	June, 2022	4.5% (3 Month LIBOR + 3.5%, 1% floor)	2,487	2,475	2,475	—
Touchtunes Music Corp	Electronics	May, 2022	5.75% (3 Month LIBOR + 4.75%, 1% floor)	1,493	1,485	1,448	(37)
TWCC Holding Corp	Broadcasting & Entertainment	February, 2020	5.75% (1 Month LIBOR + 5.0%, .75% floor)	1,985	1,965	1,983	18
US Renal Care, Inc.(3)	Healthcare, Education and Childcare	November, 2022	5.25% (3 Month LIBOR + 4.25%, 1% floor)	2,000	1,980	1,980	—
USAGM Holdco LLC	Diversified/Conglomerate Service	July, 2022	4.75% (2 Month LIBOR + 3.75%, 1% floor)	2,000	1,980	1,903	(77)
Zep, Inc.	Non Durable Consumer Products	June, 2022	5.5% (3 Month LIBOR + 4.5%, 1% floor)	995	990	989	(1)
				$81,201	$80,268	$77,334	$(2,934)
Total accrued interest, net of expenses							$106
Total unrealized depreciation on TRS							$(2,828)

(1)	Represents the fair value determined in accordance with ASC Topic 820. The determination of fair value is outside the scope of the Board’s valuation process described herein.
(2)	All interest is payable in cash.
(3)	The referenced asset is unsettled as of December 31, 2015.
(4)	All referenced assets are senior secured loans.
(5)	The referenced asset has an unfunded commitment of $0.3 million.
(6)	The interest rate disclosed reflects the interest rate as of the last day of the period. The borrower has the election to change the tenor of LIBOR utilized at each maturity; as such, the tenor reflected herein may change in future periods.

Below is certain summarized financial information for CSLLF as of December 31, 2016 and December 31, 2015 and for the years ended December 31, 2016 and December 31, 2015 (dollars in thousands):

Selected Statements of Assets and Liabilities:

	As of December 31, 2016	As of December 31, 2015
ASSETS
Cash held as collateral on Total Return Swap	$—	$19,145
Non-collateral cash and cash equivalents	—	5,586
Receivable due on Total Return Swap	82	452
Total assets	$82	$25,183
LIABILITIES
Unrealized depreciation on Total Return Swap	$—	$2,828
Accrued expenses	—	21
Distribution payable	82	—
Total liabilities	$82	$2,849
NET ASSETS
Paid in capital	$—	$25,000
Undistributed realized income from operations	—	162
Unrealized depreciation on Total Return Swap	—	(2,828)
Total net assets	$—	$22,334
Total liabilities and net assets	$82	$25,183

Selected Statements of Operations Information:

	For the Year Ended December 31, 2016	For the period from March 27, 2015 to December 31, 2015
Administrative and legal expenses	$(193)	$(104)
Net operating loss	$(193)	$(104)
Net realized gain on Total Return Swap	$2,306	$1,366
Net change in unrealized appreciation (depreciation) on Total Return Swap	2,828	(2,828)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,941	$(1,566)

Results of Operations

Operating results for the years ended December 31, 2016, 2015 and 2014 are as follows (dollars in thousands):

	For the Year Ended December 31,
	2016	2015	2014
Total investment income	$68,312	$63,976	$49,528
Total expenses, net of fee waivers	39,272	38,649	29,562
Net investment income	29,040	25,327	19,966
Total realized gain (loss) from investments	(22,766)	5,436	832
Net unrealized appreciation (depreciation) on investments	5,594	(16,913)	(24,238)
Net unrealized depreciation on written call option	(2,716)	—	—
Net increase (decrease) in net assets resulting from operations	$9,152	$13,850	$(3,440)

Investment income

The composition of our investment income for the years ended December 31, 2016, 2015 and 2014 was as follows (dollars in thousands):

	For the Year Ended December 31,
	2016	2015	2014
Interest income	$54,990	$50,586	$36,067
Fee income	4,118	5,944	3,051
Payment-in-kind interest and dividend income	6,300	5,084	2,833
Dividend income	2,792	2,101	7,557
Interest from cash and cash equivalents	27	5	20
Other income	85	256	—
Total investment income	$68,312	$63,976	$49,528

The income reported as interest income and PIK interest and dividend income is generally based on the stated rates as disclosed in our consolidated schedule of investments. Accretion/(Amortization) of discounts and premiums paid for purchased loans are included in interest income as an adjustment to yield. As a general rule, our interest income and PIK interest and dividend income is recurring in nature.

We also generate fee income primarily through origination fees charged for new investments, and secondarily via amendment fees, consent fees, prepayment penalties, and other fees. While the fee income is typically non-recurring for each investment, most of our new investments include an origination fee; as such, fee income is dependent upon our volume of directly originated investments and the fee structure associated with those investments.

We earn dividends on certain equity investments within our investment portfolio. As noted in our consolidated schedule of investments, some investments are scheduled to pay a periodic dividend, though these recurring dividends do not make up a significant portion of our total investment income. We may and have received more substantial one-time dividends from our equity investments as part of dividend recapitalizations.

For the year ended December 31, 2016, total investment income increased $4.3 million, or 6.8% compared to the year ended December 31, 2015. The increase from the prior period relates primarily to higher interest and PIK income from a larger average investment portfolio. For the year ended December 31, 2016, we generated $2.1 million in origination fees from new deployments and $2.0 million in other fees. Comparatively, for the year ended December 31, 2015, we generated $3.5 million in origination fees from new deployments and $2.4 million in other fees. The year over year decline in origination fee income was due to a decline in investment originations. Dividend income increased from $2.1 million for the year ended December 31, 2015 to $2.8 million for the year ended December 31, 2016, mostly driven by a $0.9 million increase in dividends paid by CSLLF.

For the year ended December 31, 2015, total investment income increased $14.4 million, or 29.2% compared to the fiscal year ended December 31, 2014. The increase from the prior period relates primarily to higher interest and PIK income from a growing investment portfolio. For the year ended December 31, 2015, we generated $3.5 million in origination fees from new deployments and $2.4 million in other fees. Comparatively, for the year ended December 31, 2014, we generated $1.9 million in origination fees from new deployments and $1.2 million in other fees. The year over year increase in origination fee income was aided by an increase in directly originated investments. The year over year increase in other fees was due primarily to $0.8 million in prepayment penalties for the year ended December 31, 2015, compared to $0.0 million for the year ended December 31, 2014. These increases in interest, fees, and PIK were offset by a $5.5 million decline in dividend income, from $7.6 million for the year ended December 31, 2014 to $2.1 million for the year ended December 31, 2015. The decline was driven by several significant dividends paid in 2014 as part of dividend recapitalizations and the overall shrinking of our equity portfolio since the IPO.

Operating expenses

The composition of our expenses for the years ended December 31, 2016, 2015 and 2014 was as follows (dollars in thousands):

	For the Year Ended December 31
	2016	2015	2014
Interest and financing expenses	$19,711	$19,022	$13,375
Base management fees, net of management fee waiver	10,588	10,590	9,051
Incentive fees, net of incentive fee waiver	5,169	4,985	2,838
General and administrative expenses	3,804	4,052	4,298
Total expenses, net of fee waivers	$39,272	$38,649	$29,562

For the year ended December 31, 2016, operating expenses increased $0.6 million, or 1.6%, compared to the year ended December 31, 2015. The increase from the prior period was primarily due to an increase in interest and financing expenses due to a larger average outstanding balance on the Credit Facility for the year ended December 31, 2016 compared to the year ended December 31, 2015. Other expenses remained relatively unchanged year over year.

For the year ended December 31, 2015, operating expenses increased $9.1 million, or 30.7%, compared to the year ended December 31, 2014. The increase from the prior period was primarily due to an increase in interest and financing expenses due to (i) the issuance of Notes in June of 2014 and (ii) the Credit Facility in October 2014. Management fees increased over prior period due to growth in assets under management. Incentive fees increased from prior period due to increase in pre-incentive fee net investment income.

Net realized gains (losses) on sales of investments

During the years ended December 31, 2016, 2015 and 2014, we recognized $(22.8) million, $5.4 million and $0.8 million of net realized gains (losses) on our portfolio investments, respectively.

Net unrealized appreciation (depreciation) on investments and Written Call Option

Net change in unrealized appreciation (depreciation) on investments reflects the net change in the fair value of our investment portfolio. For the years ended December 31, 2016, 2015 and 2014, we had $5.6 million, $(16.9) million and $(24.2) million of unrealized appreciation (depreciation), respectively, on portfolio investments.

Appreciation on investments for the year ended December 31, 2016 was partially offset by depreciation of $(2.7) million related to the Written Call Option. As previously noted, unrealized appreciation (depreciation) on the Written Call Option is based on the change in fair value of the underlying equity investment in Eastport Holdings, LLC less the strike price of the Written Call Option.

Changes in net assets resulting from operations

For the years ended December 31, 2016, 2015 and 2014 we recorded a net increase (decrease) in net assets resulting from operations of $9.2 million, $13.9 million, and $(3.4) million, respectively. Based on the weighted average shares of common stock outstanding for the years ended December 31, 2016, 2015 and 2014, our per share net increase (decrease) in net assets resulting from operations was $0.58, $0.91 and $(0.27), respectively.

Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a control interest, as defined by the 1940 Act, in five portfolio companies that are considered significant subsidiaries under the guidance in Regulation S-X, but are not consolidated in the Company’s consolidated financial statements. Below is a brief description of each such portfolio company, along with summarized financial information as of December 31, 2016 and December 31, 2015 and for the three years in the period then ended.

Print Direction, Inc.

Print Direction, Inc., incorporated in Georgia on May 11, 2006, is a professional printing services firm serving customers, particularly fast food, retail, and other similar chains, throughout the U.S. Print Direction, Inc. also provides warehousing and distribution services for these customers. The income (loss) the Company generated from Print Direction, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $(3.8) million, $(1.1) million, and $2.6 million for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

Navis Holdings, Inc.

Navis Holdings, Inc., incorporated in Delaware on December 21, 2010, designs and manufactures leading machinery for the global knit and woven finishing textile industries. The income the Company generated from Navis Holdings, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $1.9 million, $4.2 million and $4.2 million for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

On-Site Fuel Service, Inc.

On-Site Fuel Service, Inc. is a 100% owned subsidiary of On-Site Fuel Holdings, Inc., which was incorporated in Delaware on December 19, 2011. On-Site Fuel Service, Inc. provides fueling services for commercial and government vehicle fleets throughout the southeast U.S.. The income (loss) the Company generated from On-Site Fuel Service, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $4.5 million, $(3.2) million, and $(4.8) million for the years ended December 31, 2016, December 31, 2015, and December 31, 2014, respectively.

CableOrganizer Holdings, LLC

CableOrganizer Holdings, LLC, a Delaware limited liability company that began operations on April 23, 2013, is a leading online provider of cable and wire management products. The income the Company generated from CableOrganizer Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $1.9 million, $0.4 million, and $2.9 million for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

Eastport Holdings, LLC

Eastport Holdings, LLC, an Ohio limited liability company organized on November 1, 2011, is a holding company consisting of marketing and advertising companies located across the U.S. The income the Company generated from Eastport Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $14.3 million for the year ended December 31, 2016. The Company invested in the portfolio company in January 2016. As such, comparative financial information for the prior periods is not presented.

The summarized financial information of our unconsolidated subsidiaries was as follows (dollars in thousands):

	As of
Balance Sheet – Print Direction, Inc.	December 31, 2016	December 31, 2015
Current assets	$3,596	$4,934
Noncurrent assets	5,023	4,805
Total assets	$8,619	$9,739
Current liabilities	$3,467	$2,997
Noncurrent liabilities	14,856	14,602
Total liabilities	$18,323	$17,599
Total deficit	$(9,704)	$(7,860)

	For the year ended
Statements of Operations – Print Direction, Inc.	December 31, 2016	December 31, 2015	December 31, 2014
Net sales	$16,357	$17,637	$22,553
Cost of goods sold	7,221	7,428	8,994
Gross profit	$9,136	$10,209	$13,559
Other expenses	$12,315	$11,544	$13,455
Income (loss) before income taxes	(3,179)	(1,335)	104
Income tax provision (benefit)	(1,335)	(772)	36
Net income (loss)	$(1,844)	$(563)	$68

	As of
Balance Sheet – Navis Holdings, Inc.	December 31, 2016	December 31, 2015
Current assets	$5,006	$5,000
Noncurrent assets	3,448	3,963
Total assets	$8,454	$8,963
Current liabilities	$2,458	$3,076
Noncurrent liabilities	7,017	6,926
Total liabilities	$9,475	$10,002
Total deficit	$(1,021)	$(1,039)

	For the year ended
Statements of Operations – Navis Holdings, Inc.	December 31, 2016	December 31, 2015	December 31, 2014
Net sales	$17,803	$17,076	$16,114
Cost of goods sold	10,933	11,087	10,444
Gross profit	$6,870	$5,989	$5,670
Other expenses	$4,988	$5,414	$4,973
Income before income taxes	1,882	575	697
Income tax provision	739	343	277
Net income	$1,143	$232	$420

	As of
Balance Sheet – On-Site Fuel Service, Inc.	December 31, 2016	December 31, 2015
Current assets	$12,151	$8,112
Noncurrent assets	17,644	16,036
Total assets	$29,795	$24,148
Current liabilities	$17,911	$9,252
Noncurrent liabilities	17,929	16,906
Total liabilities	$35,840	$26,158
Total deficit	$(6,045)	$(2,010)

	For the year ended
Statements of Operations – On-Site Fuel Service, Inc.	December 31, 2016	December 31, 2015	December 31, 2014
Net sales	$107,776	$114,137	$189,778
Cost of goods sold	102,679	106,668	180,528
Gross profit	$5,097	$7,469	$9,250
Other expenses	$9,132	$13,592	$14,589
Loss before income taxes	(4,035)	(6,123)	(5,339)
Income tax provision (benefit)	—	1,967	(1,826)
Net loss	$(4,035)	$(8,090)	$(3,513)

	As of
Balance Sheet – CableOrganizer Holdings, LLC	December 31, 2016	December 31, 2015
Current assets	$5,837	$3,850
Noncurrent assets	11,402	11,385
Total assets	$17,239	$15,235
Current liabilities	$4,437	$2,834
Noncurrent liabilities	12,134	11,285
Total liabilities	$16,571	$14,119
Total equity	$668	$1,116

	For the year ended
Statements of Operations – CableOrganizer Holdings, LLC	December 31, 2016	December 31, 2015	December 31, 2014
Net sales	$23,277	$25,315	$20,887
Cost of goods sold	15,716	16,874	13,486
Gross profit	$7,561	$8,441	$7,401
Other expenses	$9,021	$10,012	$8,694
Loss before income taxes	(1,460)	(1,571)	(1,293)
Income tax provision	—	—	—
Net loss	$(1,460)	$(1,571)	$(1,293)

Balance Sheet – Eastport Holdings, LLC	As of December 31, 2016
Current assets	$106,388
Noncurrent assets	148,704
Total assets	$255,092
Current liabilities	$157,393
Noncurrent liabilities	52,044
Total liabilities	$209,437
Total equity	$45,655

Statement of Operations – Eastport Holdings, LLC	For the year ended December 31, 2016
Net sales	$552,004
Cost of goods sold	429,089
Gross profit	$122,915
Other expenses	$108,822
Income before income taxes	14,093
Income tax provision	2,791
Net income	$11,302

Financial Condition, Liquidity and Capital Resources

We use and intend to use existing cash primarily to originate investments in new and existing portfolio companies, pay distributions to our shareholders, and repay indebtedness.

On September 30, 2013, we issued 4,000,000 shares at $20.00 per share in our IPO, yielding net proceeds of $74.25 million.

On June 16, 2014, we issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes (the “Notes”), yielding net proceeds of $109.1 million after underwriting costs. The Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 17, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The notes bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16, and December 16 of each year, beginning on September 16, 2014. The Notes are listed on the New York Stock Exchange under the trading symbol “CLA” with a par value $25.00 per share.

On October 17, 2014, we entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility initially provides for borrowings up to $120.0 million and may be increased up to $150.0 million pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018. As of December 31, 2016, we had $44.0 million outstanding and $76.0 million available under the Credit Facility.

On April 13, 2015, we completed an underwritten offering of 3,500,000 shares of its common stock at a public offering price of $18.32 per share. The total proceeds received in the offering net of underwriting discounts and offering costs were approximately $61.7 million.

Including the net proceeds from our IPO on September 30, 2013, we have raised approximately $245.0 million in net proceeds from debt and equity offerings and obtained credit availability through our Credit Facility of $120.0 million through December 31, 2016.

As of December 31, 2016, Fund II had $26.2 million in regulatory capital and $20.7 million in SBA-guaranteed debentures outstanding and Fund III had $75.0 million in regulatory capital and $150.0 million in SBA-guaranteed debentures outstanding. In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended, with respect to Fund II and Fund III. We intend to comply with the conditions of the order.

As of December 31, 2016, we had $36.3 million in cash and cash equivalents, and our net assets totaled $250.6 million.

Contractual obligations

We have entered into two contracts under which we have material future commitments: the Investment Advisory Agreement, pursuant to which the Investment Advisor serves as our investment adviser, and the Administration Agreement, pursuant to which our Administrator agrees to furnish us with certain administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by our Administrator.

The Investment Advisory Agreement and the Administration Agreement are each terminable by either party without penalty upon 60 days’ written notice to the other. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

A summary of our significant contractual payment obligations as of December 31, 2016 are as follows (dollars in thousands):

	Contractual Obligations Payments Due by Period
	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years	Total
SBA Debentures	$—	$5,000	$80,700	$85,000	$170,700
Notes	—	—	113,438	—	113,438
Credit Facility	—	44,000	—	—	44,000
Total Contractual Obligations	$—	$49,000	$194,138	$85,000	$328,138

Distributions

In order to qualify as a RIC and to avoid corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. We made quarterly distributions to our stockholders for the first four full quarters subsequent to our IPO. To the extent we have income available, we have made and intend to make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time and from time to time we may decrease the amount of our distributions. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan (“DRIP”) for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our DRIP will not receive any corresponding cash distributions with which to pay any such applicable taxes.

The following tables summarize our distributions declared since the IPO through December 31, 2016:

Date Declared	Record Date	Payment Date	Amount Per Share
January 4, 2016	January 22, 2016	January 28, 2016	$0.1567
January 4, 2016	February 19, 2016	February 26, 2016	0.1567
January 4, 2016	March 22, 2016	March 30, 2016	0.1567
April 1, 2016	April 22, 2016	April 28, 2016	0.1567
April 1, 2016	May 23, 2016	May 30, 2016	0.1567
April 1, 2016	June 21, 2016	June 29, 2016	0.1567
July 1, 2016	July 22, 2016	July 29, 2016	0.1567
July 1, 2016	August 22, 2016	August 30, 2016	0.1567
July 1, 2016	September 22, 2016	September 29, 2016	0.1567
September 22, 2016	October 21, 2016	October 28, 2016	0.1300
September 22, 2016	November 21, 2016	November 29, 2016	0.1300
September 22, 2016	December 21, 2016	December 29, 2016	0.1300
Total Distributions Declared and Distributed			$1.80

Date Declared	Record Date	Payment Date	Amount Per Share
January 2, 2015	January 22, 2015	January 29, 2015	$0.1567
January 2, 2015	February 20, 2015	February 26, 2015	0.1567
January 2, 2015	March 23, 2015	March 30, 2015	0.1567
February 26, 2015	March 23, 2015(1)	March 30, 2015	0.0500
February 26, 2015	April 23, 2015(1)	April 29, 2015	0.0500
February 26, 2015	May 21, 2015(1)	May 28, 2015	0.0500
February 26, 2015	June 22, 2015(1)	June 29, 2015	0.0500
February 26, 2015	July 23, 2015(1)	July 30, 2015	0.0500
February 26, 2015	August 21, 2015(1)	August 28, 2015	0.0500
February 26, 2015	September 23, 2015(1)	September 29, 2015	0.0500
February 26, 2015	October 23, 2015(1)	October 29, 2015	0.0500
February 26, 2015	November 20, 2015(1)	November 27, 2015	0.0500
February 26, 2015	December 22, 2015(1)	December 30, 2015	0.0500
April 1, 2015	April 23, 2015	April 29, 2015	0.1567
April 1, 2015	May 21, 2015	May 28, 2015	0.1567
April 1, 2015	June 22, 2015	June 29, 2015	0.1567
July 1, 2015	July 23, 2015	July 30, 2015	0.1567
July 1, 2015	August 21, 2015	August 28, 2015	0.1567
July 1, 2015	September 23, 2015	September 29, 2015	0.1567
October 1, 2015	October 23, 2015	October 29, 2015	0.1567
October 1, 2015	November 20, 2015	November 27, 2015	0.1567
October 1, 2015	December 22, 2015	December 30, 2015	0.1567
Total Distributions Declared and Distributed			$2.38

Date Declared	Record Date	Payment Date	Amount Per Share
February 27, 2014	March 14, 2014	March 26, 2014	$0.4700
May 8, 2014	June 9, 2014	June 26, 2014	0.4700
August 7, 2014	September 12, 2014	September 26, 2014	0.4700
October 2, 2014	October 22, 2014	October 30, 2014	0.1567
October 2, 2014	November 21, 2014	November 28, 2014	0.1567
October 2, 2014	December 19, 2014	December 30, 2014	0.1567
Total Distributions Declared and Distributed			$1.88

(1)	On February 26, 2015, the Company’s Board declared a special distribution of $0.50 per share of the Company’s common stock, which was paid monthly over the remainder of 2015.

Related Parties

We have entered into the Investment Advisory Agreement with the Investment Advisor. Mr. Alala, our chief executive officer and chairman of our Board, is the managing partner and chief investment officer of the Investment Advisor, and Mr. Broyhill, a member of our Board, has an indirect controlling interest in the Investment Advisor.

In addition, an affiliate of the Investment Advisor also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”); a private investment limited partnership providing financing solutions to smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the Investment Advisor may manage several affiliated funds whereby institutional limited partners in Fund IV have the opportunity to co-invest with Fund IV in portfolio investments. An affiliate of the Investment Advisor also manages Capitala Private Credit

Fund V, L.P. (“Fund V”); a private investment limited partnership providing financing solutions to the lower middle-market and traditional middle-market. The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. To the extent permitted by the 1940 Act and interpretation of the SEC staff, the Investment Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor’s allocation procedures. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own. However, we do expect to make co-investments with Fund V given its similar investment strategy.

On September 10, 2015, we, Fund II, Fund III, Fund V, and the Investment Advisor filed an application for exemptive relief with the SEC to permit an investment fund and one or more other affiliated investment funds, including future affiliated investment funds, to participate in the same investment opportunities through a proposed co-investment program where such participation would otherwise be prohibited under the 1940 Act. On June 1, 2016, the SEC issued an order permitting this relief. This exemptive relief is subject to certain conditions designed to ensure that the participation by one investment fund in a co-investment transaction would not be on a basis different from or less advantageous than that of other affiliated investment funds.

On August 31, 2016, the Company sold assets to FSC II in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, the Company received cash consideration of $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. The Company’s Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act. Capitala Advisors Corp., the Company’s administrator, also serves as the administrator to FSC II.

We have entered into a license agreement with the Investment Advisor, pursuant to which the Investment Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our Administrator. Pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer, and chairman of our Board, is the chief executive officer, president and a director of our Administrator.

Off-Balance Sheet Arrangements

As of December 31, 2016 and December 31, 2015, the Company had outstanding unfunded commitments related to debt investments in existing portfolio companies of $1.2 million and $4.4 million, respectively.

We have no other off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Recent Developments

Distributions

On January 3, 2017, our Board declared the following distributions:

Date Declared	Record Date	Payment Date	Amount Per Share
January 3, 2017	January 20, 2017	January 30, 2017	$0.1300
January 3, 2017	February 20, 2017	February 27, 2017	0.1300
January 3, 2017	March 23, 2017	March 30, 2017	0.1300

Portfolio Activity

On January 3, 2017, the Company exited its investment in Medical Depot Inc., receiving $14.7 million in cash for its subordinated debt investment, repaid at par, and $6.3 million in cash related to its equity investment. The equity realization resulted in a $5.0 million realized gain.

On January 9, 2017, the Company received $5.0 million in cash repayment for its second lien debt investment in Emerging Markets Communications, LLC, repaid at par.

On January 20, 2017, the Company invested $16.0 million in first lien debt and $2.0 million in membership units of Currency Capital, LLC. The debt investment has a yield of LIBOR + 11.0%, with a 0.5% floor.

On February 2, 2017, the Company restructured its investment in U.S. Well Services, LLC, exchanging its $15.3 million first lien debt investment for an $8.5 million first lien debt investment, yielding LIBOR + 9.0% or LIBOR + 11.0% if paid in kind, and an initial 4.9% equity ownership in USWS Holdings, LLC. In addition, the Company committed $2.1 million in a first lien revolving credit facility to US Well Services, LLC, yielding LIBOR + 6.0% and obtained an initial 0.4% equity ownership in USWS Holdings, LLC.

On February 21, 2017, the Company received $4.8 million in cash repayment for its second lien debt investment in Brock Holdings III, Inc.

SENIOR SECURITIES

Information about the senior securities of Fund II and Fund III is shown in the following table as of December 31 for the years indicated in the table. The information as of December 31, 2016, 2015, 2014 and 2013 has been derived from Capitala Finance Corp.’s consolidated financial statements that have been audited by an independent registered public accounting firm and are included in this prospectus. Ernst & Young LLP’s report on the senior securities table as of December 31, 2016, 2015, 2014 and 2013 is attached as an exhibit to the registration statement of which this prospectus is a part. The information as of December 31, 2012 and 2011 has been derived from the financial statements of Fund II and Fund III that have been audited by an independent registered public accounting firm. Dixon Hughes Goodman LLP’s reports on the senior securities table as of December 31, 2012 and 2011 are incorporated by reference as exhibits to the registration statement of which this prospectus is a part. The information as of December 31, 2010, 2009, 2008, 2007, 2006 has been derived from the financial statements of Fund II and Fund III that were subject to SBA-required statutory audits.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)		Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(in thousands)
Capitala Finance Corp.
Credit Facility(5)
2016	$44,000	$2,600	(6)	—	N/A
2015	70,000	2,500	(6)	—	N/A
2014	—	1,800		—	N/A
SBA-guaranteed debentures
2016	$170,700	N/A	(6)	—	N/A
2015	184,200	N/A	(6)	—	N/A
2014	192,200	$1,800		—	N/A
2013	202,200	2,300		—	N/A
2014 Notes
2016	$113,438	$2,600	(6)	—	$1,006
2015	113,438	2,500	(6)	—	1,020
2014	113,438	1,800		—	1,036
Fund II SBA-guaranteed debentures
2012	$52,200	$2,000		—	N/A
2011	52,200	1,600		—	N/A
2010	36,500	1,600		—	N/A
2009	36,500	1,500		—	N/A
2008	31,500	1,400		—	N/A
2007	31,500	1,600		—	N/A
2006	31,500	1,600		—	N/A
Fund III SBA-guaranteed debentures
2012	$125,000	$1,700		—	N/A
2011	90,000	1,700		—	N/A
2010	33,000	1,900		—	N/A
2009	—	—		—	N/A
2008	—	—		—	N/A
2007	—	—		—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable except for the 2014 Notes which are publicly traded. The Average Market Value Per Unit is calculated by taking the daily average closing price during the period and dividing it by twenty-five dollars per share and multiplying the result by one thousand to determine a unit price per thousand consistent with Asset Coverage Per Unit.
(5)	As of December 31, 2016, we had $44.0 million outstanding on the Credit Facility. If there were no outstanding balance on the Credit Facility at December 31, 2016, the asset coverage per unit for our total senior securities would have been $3,200.
(6)	We have excluded our SBA-guaranteed debentures from the asset coverage calculation as of December 31, 2016 and December 31, 2015 pursuant to the exemptive relief granted by the SEC in June 2014 that permits us to exclude such debentures from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act.

BUSINESS

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are managed by Capitala Investment Advisors, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds by making additional investments to the extent permitted by the SBA, as well as to make investments in portfolio companies directly at the Capitala Finance level. We expect that the investments we make at the Capitala Finance level will typically be similar to the investments we make through the Legacy Funds. We are an “emerging growth company” within the meaning of the JOBS Act, and as such are subject to reduced public company reporting requirements.

We invest primarily in first lien, second lien and subordinated debt and, to a lesser extent, equity securities issued by lower and traditional middle-market companies. We target companies in a diverse range of industries with a focus on the business services, manufacturing, consumer and retail, and healthcare industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this provides us with an attractive risk-adjusted return profile, while protecting principal and increasing the likelihood of repayment.

Our Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $5 million and $30 million in trailing twelve month EBITDA. We believe our focus on direct lending to private companies enables us to receive higher interest rates and more substantial equity participation. As part of that strategy, we may invest in first-lien loans, which have a first priority security interest in all or some of the borrower’s assets. In addition, our first lien loans may include positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second lien loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. We also may invest in second lien loans, which have a second priority security interest in all or substantially all of the borrower’s assets. In addition to first and second lien loans, we invest in subordinated loans, which may include mezzanine and other types of junior debt investments. Like second lien loans, our subordinated loans typically have a second lien on all or substantially all of the borrower’s assets; however, the principal difference between subordinated loans and second lien loans is that in a subordinated loan, we may be subject to the interruption of cash interest payments, at the discretion of the first lien lender, upon certain events of default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.

Unlike traditional lenders, we typically will not limit the size of our loan commitments to a specific percentage of a borrower’s assets that serve as collateral for our loan, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. As of December 31, 2016, our investment adviser underwrote investments in 121 lower and traditional middle-market companies totaling more than $1.1 billion of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.

Capitala Investment Advisors

We are managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in lower and traditional middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 121 portfolio companies totaling more than $1.1 billion of invested capital from 2000 through December 31, 2016. Capitala Investment Advisors’ investment team also manages Fund IV, a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $4.5 million in annual EBITDA. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors may manage affiliated funds from time to time. For example, an affiliate of the Investment Advisor also manages Fund V. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors other than pursuant to the conditions of an exemptive order from the SEC, which we received on June 1, 2016, or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own. However, we have made and expect to continue to make co-investments with Fund V given its similar investment strategy.

Our investment adviser is led by Joseph B. Alala, III, our chief executive officer and chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, Hunt Broyhill, a member of our Board of Directors and a partner of our investment adviser, Stephen A. Arnall, our chief financial officer, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Messrs. Alala, Broyhill and McGlinn serve as our investment adviser’s investment committee. They are assisted by Christopher B. Norton, who serves as the chief risk officer and a director of our investment adviser, Michael S. Marr, Richard Wheelahan, Adam Richeson and Davis Hutchens, who each serve as directors of our investment adviser, as well as ten other investment professionals. See “Portfolio Management.”

Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Corporate Structure and History

Set forth below is a diagram of our current organizational structure:

(1)	Capitala Finance also owns 100% of the general partners of each of Florida Sidecar Fund, Fund II and Fund III. These general partners do not hold any portfolio investments.
(2)	Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

In June 2014, we issued $113.4 million in aggregate principal amount of the 2014 Notes. The 2014 Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 17, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. The 2014 Notes bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16, and December 16 of each year. The 2014 Notes are listed on the NYSE under the trading symbol “CLA” with a par value of $25.00 per share.

On October 17, 2014, we entered into the Credit Facility with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility currently provides for borrowings up to $120.0 million and may be increased up to $150.0 million pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018.

Borrowings under the Credit Facility bear interest, at our election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three-month LIBOR plus 1.0%. Our ability to elect LIBOR indices with various tenors (e.g., one, two, three or six-month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides us with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which we have elected the one-month LIBOR rate will reset on the one-month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, we intend to elect what we believe to be an appropriate LIBOR rate taking into account our needs at the time as well as our view of future interest rate movements. We will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

Our Portfolio

As of December 31, 2016, the investments in our portfolio were comprised of approximately $448.3 million in debt investments and $93.3 million in equity investments and warrants across 53 portfolio companies. The debt investments in our portfolio had a weighted average annualized yield, excluding the impact of non-accrual investments, of approximately 13.2% as of December 31, 2016, which includes a cash component of approximately 11.7% and a PIK interest component of approximately 1.5%. PIK interest represents contractually deferred interest added to the investment balance that is generally due at the end of the investment term and recorded as income on an accrual basis to the extent such amounts are expected to be collected.

As of December 31, 2016, the debt investments in our portfolio had a weighted average time to maturity of 3.3 years. Our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.

The following charts summarize our portfolio mix of investments by security type, industry and region based on fair value as of December 31, 2016.

Mix of Investments by Security Type

Mix of Investments by Industry

Mix of Investments by Region

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to lower and traditional middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from lower and traditional middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and the 19-year track record of our investment adviser’s investment team, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to lower and traditional middle-market companies provide a strong market environment.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing lower and traditional middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
•	recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to lower and traditional middle-market companies;
•	the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and
•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.

We expect bank lending to small-cap companies to continue to be constrained for several years as the Basel Committee on Banking Supervision’s international regulatory framework for banks, also known as the Basell III rules, phase in. The chart below shows that the number of FDIC-insured commercial banks and savings institutions has declined from 1998 through September 2016 by approximately 28%. We believe that the relative decline in competition drives a higher volume of deal flow to us.

FDIC-insured commercial banks & savings institutions

Source: FDIC

•	More Conservative Deal Structures and Attractive Return Profiles. As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).

•	Underserved Capital Markets. We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the lower and traditional middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in lower and traditional middle-market companies due to the following competitive advantages:

•	Focus on Seasoned, Lower and Traditional Middle-Market Companies in Underserved Capital Markets. Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. We will generally seek to avoid aggressive, direct competition with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with competitive biddings. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina. We have offices in Raleigh, North Carolina; Fort Lauderdale, Florida, Atlanta, Georgia, Washington, D.C. and Los Angeles, California. We have an historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.
•	Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns. Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on first lien, second lien and subordinated debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of December 31, 2016, the weighted average annualized yield of the our debt investments, excluding the impact of non-accrual investments, was approximately 13.2%, which includes a cash component of approximately 11.7% and a PIK interest component of approximately 1.5%. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control, and, as needed, intercreditor agreements to protect second lien positions.
•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will analyze monthly and/or quarterly financial statements versus previous periods and the budget provided by the borrower, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.
•	Lower-Cost SBA-Guaranteed Debentures. As licensed SBICs, Fund II and Fund III have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by solely utilizing traditional higher-cost leverage obtained from conventional financial institutions. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of lower and traditional middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team will seek to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments made by the Legacy Funds. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding. In the future, we may co-invest with investment funds, accounts and vehicles managed by our Investment Advisor or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. On June 1, 2016, the SEC issued an exemptive order permitting us and certain of our affiliates, to co-invest together in portfolio companies subject to certain conditions included therein. We expect that this order will permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Investment Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
•	Experienced Management Team with Proven Track Record. We believe that our investment adviser’s investment team is one of the leading capital providers to lower and traditional middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 until the IPO, Fund I, Fund II and Fund III had invested in excess of $46.9 million, $151.8 million and $278.9 million in 79, 117, and 78 transactions, respectively. As of the IPO, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be had been paid to investors, and approximately $4.2 million, $26.2 million and $75 million of funded capital remains outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III were generally invested in the same types of portfolio investments that we target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than ten years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of 121 portfolio companies totaling more than $1.1 billion of invested capital through December 31, 2016. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

SBIC Licenses

Fund II and Fund III, which are our wholly owned subsidiaries, are licensed to act as SBICs and are regulated by the SBA. As of December 31, 2016, investments in Fund II and Fund III accounted for approximately 10.9% and 48.0%, respectively, of our total portfolio. As of December 31, 2016, Fund II and Fund III had $20.7 million and $150 million, respectively, of SBA-guaranteed debentures outstanding under the SBIC program. Fund II and Fund III are fully drawn and may not make borrowings in excess of their aggregate $170.7 million of SBA-guaranteed debentures outstanding as of December 31, 2016.

The SBIC licenses allow our SBIC subsidiaries to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations. SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after U.S. federal income taxes not exceeding $6.5 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause Fund II and Fund III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either Fund II or Fund III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit Fund II’s and Fund III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Fund II and Fund III from making new investments. Such actions by the SBA would, in turn, negatively affect us because Fund II and Fund III are our wholly owned subsidiaries. Fund II and Fund III were in compliance with the terms of the SBA’s leverage as of December 31, 2016 as a result of having sufficient capital as defined under the SBA regulations.

In December 2015, the 2016 omnibus spending bill approved by Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval. SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $350 million when they have at least $175 million in regulatory capital. As of December 31, 2016, Fund II had $26.2 million in regulatory capital and $20.7 million in SBA-guaranteed debentures outstanding and Fund III had $75.0 million in regulatory capital and $150.0 million in SBA-guaranteed debentures outstanding.

On June 10, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $170.7 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of SBIC licenses does not assure that our SBIC subsidiaries will receive SBA-guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default. See “Regulation as a Business Development Company — Small Business Investment Company Regulations.”

Investments

Capitala Investment Advisors’ investment team uses a disciplined investment, portfolio monitoring and risk management process that emphasizes strict underwriting standards and guidelines, strong due diligence investigation, regular portfolio review, analysis and performance-guided responses, and proper investment diversification. We allocate capital among different industries, geographies and private equity sponsors on the basis of relative risk/reward profiles as a function of their associated downside risk, volatility, perceived fundamental risk and our ability to obtain favorable investment protection terms.

Types of Investments

We will target debt investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation through equity securities. In each case, the following criteria and guidelines are applied to the review of a potential investment; however, not all criteria are met in every single investment in our portfolio, nor do we guarantee that all criteria will be met in the investments we will make in the future.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We intend to focus on companies with a history of profitability and minimum trailing twelve-month EBITDA of $4.5 million. We do not intend to invest in start-up companies, distressed or “turn-around” situations or companies with business plans that we do not understand.
•	Experienced Management Teams with Meaningful Investment. We seek to invest in companies in which senior or key managers have significant company- or industry-level experience and have significant equity ownership. It has been our experience that these management teams are more committed to the company’s success and more likely to manage the company in a manner that protects our debt and equity investments.
•	Significant Invested Capital. We believe that the existence of an appropriate amount of equity beneath our debt capital provides valuable support for our investment. In addition, the degree to which the particular investment is a meaningful one for the portfolio company’s financial sponsor, and the financial sponsor’s ability and willingness to invest additional equity capital as and to the extent necessary, are also important considerations.
•	Appropriate Capital Structures. We seek to invest in companies that are appropriately capitalized. First, we examine the amount of equity that is being invested by the company’s private equity sponsor to determine whether there is a sufficient capital cushion beneath our invested capital. We also analyze the amount of leverage, and the characteristics of senior debt with lien priority over our investment.
•	Strong Competitive Position. We intend to invest in companies that have developed strong, defensible product or service offerings within their respective market segments. These companies should be well positioned to capitalize on organic and strategic growth opportunities, and should compete in industries with strong fundamentals and meaningful barriers to entry. We further analyze prospective portfolio investments in order to identify competitive advantages within their industry, which may result in superior operating margins or industry-leading growth.
•	Customer and Supplier Diversification. We expect to invest in companies with sufficiently diverse customer and supplier bases. We believe these companies will be better able to endure industry consolidation, economic contraction and increased competition than those that are not sufficiently diversified. However, we also recognize that from time to time, an attractive investment opportunity with some concentration among its customer base or supply chain will present itself. We believe that concentration issues can be evaluated and, in some instances (whether due to supplier or customer product or platform diversification, the existence and quality of long-term agreements with such customers or suppliers or other select factors), mitigated, thus presenting a superior risk-adjusted pricing scenario.

Debt Investments

Most of our debt investments are structured as first lien loans and as of December 31, 2016, 50.5% of the fair value of our debt investments consisted of such investments. First lien loans may contain some minimum amount of principal amortization, excess cash flow sweep feature, prepayment penalties, or any combination of the foregoing. First lien loans are secured by a first priority lien in existing and future assets of the borrower and may take the form of term loans or delayed draw facilities. In some cases, first lien loans may be subordinated, solely with respect to the payment of cash interest, to a asset-based revolving credit facility. A form of first lien loan, unitranche debt financing typically involves issuing one debt security that blends the risk and return profiles of both senior secured and subordinated debt in one debt security. We believe that unitranche debt can be attractive for many lower middle-market and middle-market businesses, given the reduced structural complexity, single lender interface and elimination of intercreditor or potential agency conflicts among lenders.

We may also invest in debt instruments structured as second lien loans. On a fair market value basis, 16.0% of our debt investments consist of second lien loans as of December 31, 2016. Second lien loans are loans which have a second priority security interest in all or substantially all of the borrower’s assets, and which are not subject to the blockage of cash interest payments to us at the first lien lender’s discretion.

In addition to first and second lien loans, we may also invest in subordinated loans. On a fair market value basis, 33.5% of our debt investments consist of subordinated loans as of December 31, 2016. Subordinated loans typically have second liens on all or substantially all of the borrower’s assets, and unlike second lien loans, may be subject the interruption of cash interest payments upon certain events of default, at the discretion of the first lien lender. Our subordinated loans are typically issued with five- to six-year terms.

Some of our debt investments have payment-in-kind (“PIK”) interest, which is a form of interest that is not paid currently in cash, but is accrued and added to the loan balance until paid at the end of the term. While we generally seek to minimize the percentage of our fixed return that is in the form of PIK interest, we sometimes receive PIK due to prevailing market conditions that do not support the overall blended interest yield on our debt investments being paid in all-cash interest. As of December 31, 2016, our weighted average PIK yield, exclusive of the impact on non-accrual debt investments, is 1.5%. In addition to yield in the form of current cash and PIK interest, some of our debt investments include an equity component, such as a warrant to purchase a common equity interest in the borrower for a nominal price. As of December 31, 2016, the weighted average annualized yield on our debt portfolio is 13.2%, exclusive of the impact of non-accrual debt investments.

Equity Investments

When we make a debt investment, we may be granted equity participation in the form of detachable warrants to purchase common equity in the company in the same class of security that the owners or equity sponsors receive upon funding. In addition, we may make non-control equity co-investments in conjunction with a loan transaction with a borrower. Capitala Investment Advisors’ investment team generally seeks to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and, as and to the extent available, event-driven put rights. They also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights. In addition to warrants and equity co-investments, our debt investments in the future may contain a synthetic equity position.

Investment Process

Our investment adviser’s investment team is led by its investment committee and is responsible for all aspects of our investment process. The current members of the investment committee are Joseph B. Alala, III, our chief executive officer, chairman of our Board of Directors and the managing partner and chief investment officer of our investment adviser, M. Hunt Broyhill, a partner of our investment adviser, and John F. McGlinn, our chief operating officer, secretary and treasurer, and a director of our investment adviser. Christopher B. Norton serves as chief risk officer and a director of our investment adviser. Richard Wheelahan, our chief compliance officer, Michael S. Marr, Randall Fontes, Adam Richeson, Mario Shaffer, and Davis Hutchens serve as directors of our investment adviser, and Casey Swercheck, Eric Althofer, Jack Vander Leeuw and Christian MacCarron each serve as vice presidents of our investment adviser. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team, Mr. Alala and one other member of the investment committee of Capitala Investment Advisors must approve investments in order for them to proceed. Messrs. Alala and McGlinn meet weekly and, together with Mr. Broyhill, on an as needed basis, depending on the nature and volume of investment opportunities. Capitala Investment Advisors’ investment committee has worked together for over ten years. See “Portfolio Management.” The stages of our investment selection process are as follows:

Deal Generation/Origination

Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and investors. Our investment adviser’s investment team supplements these lead generators by also utilizing broader marketing efforts, such as attendance at prospective borrower industry conventions, an active calling effort to investment banking boutiques, private equity firms and independent sponsors that are also investing in high quality lower and traditional middle-market companies, and, most importantly, based on our investment adviser’s track record as a responsive, flexible, value-add lender and co-investor, as demonstrated by over 121 investments in lower middle-market and traditional middle-market businesses and equity co-investments with reputed private equity firms. We have developed a reputation as a knowledgeable and reliable source of capital, providing value-added industry advice and financing assistance to borrowers’ businesses and in executing financial sponsors’ growth strategies. Furthermore, with offices throughout the Southeast, we have the ability to cover a large geographical area and to market to unique groups from each office. Specifically, our Charlotte, Raleigh, Fort Lauderdale, Atlanta, and Washington, D.C. offices cover significant territory that is traditionally underserved, allowing us to source a high volume of direct deal flow.

Screening

All potential investments that are received are screened for suitability and consistency with our investment criteria (see “— Due Diligence and Underwriting,” below). In screening potential investments, our investment adviser’s investment team utilizes the same value-oriented investment philosophy they employed in their work with the Legacy Funds and commits resources to managing downside exposure. If a potential investment meets our basic investment criteria, a deal team is assigned to perform preliminary due diligence. In doing so, we consider some or all of the following factors:

•	A comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections made by management or the financial sponsor, as the case may be, and pro forma financial ratios assuming an investment consistent with possible structures. In analyzing our model, we test various investment structures, pricing options, downside scenarios and other sensitivities in order to better understand potential risks and possible financial covenant ratios.
•	The competitive landscape and industry dynamics impacting the potential portfolio company.
•	Strengths and weaknesses of the potential investment’s business strategy and industry outlook.
•	Results of a broad qualitative analysis of the company’s products or services, market position and outlook, customers, suppliers and quality of management.

If the results of this preliminary due diligence are satisfactory, the deal team prepares an executive summary that is presented to certain members our investment adviser’s investment committee in a meeting that includes all members of the portfolio and investment teams. This executive summary includes the following areas:

•	Company history and summary of product(s) and/or service(s);
•	An overview of investors, anticipated capital sources and transaction timing;
•	Investment structure and expected returns, including initial projected financial ratios;
•	Analysis of historical financial results and key assumptions;
•	Analysis of company’s business strategy;
•	Analysis of financial sponsor’s relevant experience or expected strategy;
•	Investment strengths, weaknesses and priority issues to be addressed in due diligence; and
•	Pro forma capitalization and ownership.

If our investment committee recommends moving forward, we issue a non-binding term sheet or indication of interest to the potential portfolio company and, when applicable, its financial sponsor. If a term sheet is successfully negotiated, we begin more formal due diligence and underwriting as we progress towards ultimate investment approval and closing.

Due Diligence and Underwriting

The completion of due diligence deliverables is led by at least two investment professionals; however, all investment and portfolio team members are regularly updated with due diligence progress, especially any issues that emerge. The two investment professionals leading the due diligence efforts are typically assigned to the original deal team that worked on the executive summary; however, post-term sheet deal teams sometimes contain one or more additional investment professionals and may include other professionals from business development, portfolio or other areas if a particular skill or experience set would be especially valuable in the due diligence process. The members of the underwriting team complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence touches upon some or all of the following:

•	On-site visits with management and relevant key employees;
•	In-depth review of historical and projected financial statements, including covenant calculation work sheets;
•	Interviews with customers and suppliers;
•	Management background checks;
•	Review of reports by third-party accountants, outside counsel and other industry, operational or financial experts, whether retained by us, or the financial sponsor;
•	Review of material contracts; and
•	Review of financial sponsor’s due diligence package and internal executive summaries.

Typically, we utilize outside experts to analyze the legal affairs, accounting systems and financial results and, where appropriate, we engage specialists to investigate certain issues. During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.

During the underwriting process, the executive summary that was completed for the initial investment committee presentation is updated and changes are presented at subsequent, weekly meetings of the investment committee for continued discussion and, to the extent applicable, the investment committee issues new instructions to the underwriting team from the investment committee.

Approval, Documentation and Closing

The underwriting team for the proposed investment presents the updated executive summary and key findings from due diligence to the investment committee on an ongoing, weekly basis. Prior to the commencement of documentation, approval from the investment committee is sought and, if approved, the underwriting professionals heretofore involved proceed to documentation.

At all times during the documentation process, the underwriting professionals who conducted the due diligence remain involved; likewise, all extensively negotiated documentation decisions are made by the lead underwriting team member, in accordance with input from at least one investment committee member and guidance from outside counsel. As and to the extent necessary, key documentation challenges are brought before the investment committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from the investment committee before closing and funding.

Ongoing Relationships with Portfolio Companies

Monitoring

Our investment adviser will monitor our portfolio companies on an ongoing basis. It will monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audited financial statements, quarterly unaudited financial statements, in each case, with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using the monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we may adjust their financial statements to reflect pro forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings.

Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;
•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	Comparisons to our other portfolio companies in the industry, if any;
•	Attendance at and participation in board meetings; and
•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, our investment adviser also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.

As part of our valuation procedures, we risk rate all of our investments. In general, our investment rating system uses a scale of 1 to 5, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal investment rating system incorporates the following five categories:

Investment Rating	Summary Description
1	In general, the investment may be performing above our internal expectations. Full return of principal and interest is expected. Capital gain is expected.
2	In general, the investment may be performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment. All new investments are initially given this rating.
3	In general, the investment may be performing below our internal expectations and therefore, investments in this category may require closer internal monitoring; however, the valuation team believes that no loss of investment return (interest and/or dividends) or principal is expected. The investment also may be out of compliance with certain financial covenants.
4	In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment. Some loss of investment return and/or principal is expected.
5	In general, the investment may be performing substantially below our internal expectations and a number of quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.

Our investment adviser will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, our investment adviser will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2016 (dollars in thousands):

Investment Rating	Investments at Fair Value	Percentage of Total Investments
1	$183,826	33.9%
2	215,058	39.7%
3	125,381	23.2%
4	17,374	3.2%
5	—
Total	$541,639	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2015 (dollars in thousands):

Investment Rating	Investments at Fair Value	Percentage of Total Investments
1	$191,894	32.4%
2	335,388	56.6
3	37,164	6.3
4	28,010	4.7
5	—	—
Total	$592,456	100.0%

Valuation Procedures

We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP, the 1940 Act and SBA valuation guidelines. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio investment shall be independently reviewed at least annually (investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 1.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 1.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the investment adviser believes were priced incorrectly.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.

In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized original issue discount and PIK interest or dividends, if any. We prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult updates that we receive from senior management members at portfolio companies, whether solicited for valuation purposes, or received in the ordinary course of our portfolio monitoring or due diligence process. These updates include information such as industry trends, new product development or service offerings and other operational or strategic issues.

For debt securities that are not publicly traded or for which there is no market, we begin with our investment rating of the security as described above. Using this investment rating, we seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in arriving at fair value include the following, as applicable: the portfolio company’s ability to service its interest and principal payment obligations, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similarly situated securities and other relevant factors.

As part of the fair valuation process, the audit committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the audit committee. The audit committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have considered in their evaluation process. The Board of Directors then evaluates the audit committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations assigned at any time. For a discussion of the risks inherent in determining the fair value of securities for which readily available market values do not exist, see “Risk Factors.”

Competition

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as CLOs and other BDCs, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in lower and traditional middle-market companies. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of our experience and reputation, our willingness to make smaller investments than other specialty finance companies, the contacts and relationships of our investment adviser, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.

We believe that certain of our competitors may make first and second lien loans with interest rates and returns that will be comparable to or lower than the rates and returns that we will target. Therefore, we will not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Managerial Assistance

As a BDC, we offer, and must provide, upon request, managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We believe, based on our management team’s combined experience at investment banks, commercial banks, a diverse group of businesses in varying operational roles, legal and accounting firms, and, most importantly, our experience with the Legacy Portfolio, that we can offer this assistance effectively. We may sometimes receive fees for these services.

Staffing

Capitala Finance has no employees. Mr. Alala, through his financial interests in the Investment Advisor, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to the Investment Advisor. Our executive officers are employees of our administrator and perform their functions under the terms of our Administration Agreement.

Our day-to-day investment operations are managed by Capitala Investment Advisors. Capitala Investment Advisors’ investment team currently consists of the members of its investment committee, Messrs. Alala, McGlinn and Broyhill, and a team of fifteen additional investment professionals. Capitala Investment Advisors may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.”

In addition, we reimburse our administrator for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, chief compliance officer, and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, and are provided by our administrator in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our subsidiaries, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, our subsidiaries, or against our investment adviser or administrator. From time to time, we, our subsidiaries, our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2016 for each of our portfolio companies. The general terms of our debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than as indicated in the table below, we do not “control” and are not an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(6)	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
AAE Acquisition, LLC 13764 Airline Highway Baton Rouge, Louisiana 70817	Industrial Equipment Rental	Second Lien Debt (12% Cash, Due 3/31/18)(3)		$11,000	$10,755
		Membership Units	14.0%	17	—
American Clinical Solutions, LLC 2424 N. Federal Highway Boca Raton, Florida 33431	Healthcare	First Lien Debt (10.5% Cash (3 month LIBOR + 9.5%, 1% Floor), Due 6/11/20)(11)		9,034	8,582
American Exteriors, LLC 1169 W. Littleton Blvd Littleton, Colorado 80120	Replacement Window Manufacturer	First Lien Debt (10% PIK, Due 1/1/17)(3)(4)		4,679	2,571
		Common Stock Warrants	10.0%	—	—
Amerimark Direct, LLC 100 Nixon Lane Edison, New Jersey 08837	Consumer Products	First Lien Debt (12.75% Cash, Due 9/8/21)		19,192	19,542
B&W Quality Growers, LLC 7798 Co Road 512 Fellsmere, Florida 32948	Farming	Subordinated Debt (14% Cash, Due 7/23/20)		5,996	6,000
		Membership Unit Warrants	8.0%	20	5,779
Bluestem Brands, Inc. 6509 Flying Cloud Drive Eden Prairie, Minnesota 55344	Online Merchandise Retailer	First Lien Debt (8.5% Cash (1 month LIBOR + 7.5%, 1% Floor), Due 11/7/20)		4,169	4,169
BigMouth, Inc 655 Winding Brook Drive Glastonbury, CT 06033	Consumer Products	First Lien Debt (12.6% Cash, Due 11/14/21)(5)		10,313	10,313
		Series A Preferred Stock(8)	1.8%	354	354
Brock Holdings III, Inc. 10343 Sam Houston Park Drive Houston, Texas 77064	Industrial Specialty Services	Second Lien Debt (10% Cash (1 month LIBOR + 8.25%, 1.75% Floor), Due 3/16/18)		4,935	4,750
Brunswick Bowling Products, Inc. 525 West Laketon Avenue Muskego, Michigan 49441	Bowling Products	First Lien Debt (8% Cash (1 month LIBOR + 6.0%, 2% Floor), Due 5/22/20)		1,600	1,600
		First Lien Debt (16.25% Cash (1 month LIBOR + 14.25%, 2% Floor), Due 5/22/20)		5,586	5,586
		Preferred Shares(8)	30.5%	3,384	5,317
Burgaflex Holdings, LLC(2) 10160 Gainey Dr. Holly, Michigan 48442	Automobile Part Manufacturer	Subordinated Debt (14% Cash, due 8/9/2019)(14)		3,000	3,000
		Subordinated Debt (12% Cash, due 8/9/2019)(14)		5,828	5,828
		Common Stock	8.3%	1,504	1,248
Burke America Parts Group, LLC 5852 W. 51st Street Chicago, Illinois 60638	Home Repair Parts Manufacturer	Warrants	2.0%	5	1,408
California Pizza Kitchen, Inc. 12181 Bluff Creek Drive Playa Vista, California 90094	Restaurant	Second Lien Debt (11% Cash (1 month LIBOR + 10%, 1% Floor), Due 8/23/23)		4,857	4,857
CableOrganizer Acquisition, LLC(1) 6250 NW 27th Way Ft. Lauderdale, Florida 33309	Computer Supply Retail	First Lien Debt (12% Cash, 4% PIK, Due 5/24/18)		11,882	11,882
		Common Stock	19.7%	1,394	200
		Common Stock Warrants	10.0%	—	101
Caregiver Services, Inc. 10451 NW 117th Avenue Ft. Lauderdale, Florida 33309	In-Home Healthcare Services	Common Stock	0.8%	258	137
		Common Stock Warrants(9)	1.8%	264	309

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(6)	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
Cedar Electronics Holding Corp. 5440 West Chester Road West Chester, Ohio 45069	Consumer Electronics	Subordinated Debt (12% Cash, Due 12/26/20)		21,550	20,818

City Gear, LLC(2) 4841 Summer Avenue Memphis, Tennessee 38122	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/17)(3)		8,231	8,231
		Preferred Membership Units(8)	2.8%	1,269	1,269
		Membership Unit Warrants	11.4%	—	9,736
Community Choice Financial, Inc. 6785 Bobcat Way Dublin, Ohio 43016	Financial Services	First Lien Debt (18% Cash (1 month LIBOR + 17%, 1% Floor), Due 3/30/18)(3)(10)		15,000	15,000
Construction Partners, Inc. 290 Healthwest Drive Dothan, AL 36303	Construction Services	Second Lien Debt (11.5% Cash, Due 6/12/2020)		9,500	9,500
Corporate Visions, Inc. 894 Incline Way Incline Village, Nevada 89451	Sales & Marketing Services	Subordinated Debt (9% Cash, 2% PIK, Due 11/29/21)		$16,267	$15,648
		Common Stock	2.5%	1,575	728
CSM Bakery Solutions, LLC 1912 Montreal Road Tucker, Georgia 30084	Bakery Supplies Distributor	Second Lien Debt (8.75% Cash (1 month LIBOR + 7.75%, 1% Floor), Due 8/7/22)		11,813	10,776
Eastport Holdings, LLC(1) 4841 Summer Avenue Memphis, TN 38122	Business Services	Subordinated Debt (13.9% Cash (3 month LIBOR + 13%, .5% Floor), Due 4/29/20)		13,982	16,500
		Membership Units(13)	30.1%	4,733	13,395
Emerging Markets Communications, LLC 3044 N. Commerce Parkway Miramar, Florida 33025	Satellite Communications	Second Lien Debt (10.625% Cash (1 month LIBOR + 9.625%, 1% Floor), Due 7/1/22)		4,946	5,000
Flavors Holdings, Inc. 300 Jefferson Street Camden, NJ 08104	Food Product Manufacturer	First Lien Debt (6.75% Cash (1 month LIBOR + 5.75%, 1% Floor), Due 4/3/20)		6,930	6,411
		Second Lien Debt (11% Cash (1 month LIBOR + 10%, 1% Floor), Due 10/3/21)		11,671	10,188
GA Communications, Inc.(2) 2196 West Part Court Stone Mountain, Georgia 30087	Advertising & Marketing Services	Series A-1 Preferred Stock	7.0%	2,648	2,864
		Series B-1 Common Stock	5.2%	2	1,046
Group Cirque du Soleil, Inc. 8400 2e Avenue Montreal, Canada	Entertainment	Second Lien Debt (9.25% Cash (3 month LIBOR + 8.25%, 1% Floor), Due 7/8/23)(10)		988	987
Immersive Media Tactical Solutions, LLC 11901 Bowman Drive, Suite 105 Fredericksburg, Virginia 22408	Specialty Defense Contractor	Subordinated Debt (Due 12/9/19)(7)		2,000	1,532
J&J Produce Holdings, Inc.(2) 4003 Seminole Pratt Whitney Road Loxahatchee, Florida 33470	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)		6,182	6,182
		Common Stock	3.9%	818	—
		Common Stock Warrants	3.0%	—	—
Kelle's Transport Service, LLC P.O. Box 71718 Salt Lake City, Utah 84171	Transportation	First Lien Debt (14% Cash, Due 3/31/19)		13,668	13,252
		Preferred Units(8)	91.2%	3,433	3,433
		Common Stock Warrants	15.0%	22	171
LJS Partners, LLC(2) 1441 Gardiner Lane Louisville, Kentucky 40213	QSR Franchisor	Common Stock	9.8%	1,525	8,497
Medical Depot, Inc. 99 Seaview Drive Port Washington, New York 11050	Medical Device Distributor	Subordinated Debt (14% Cash, Due 9/27/20)(3)		14,667	14,667
		Series C Convertible Preferred Stock	33.3%	1,333	6,440
Micro Precision, LLC(1) 1102 Windam Road South Windam, Connecticut 06266	Conglomerate	Subordinated Debt (10% Cash, Due 9/15/18)(3)		1,862	1,862
		Subordinated Debt (14% Cash, 4% PIK, Due 9/15/18)(3)		3,989	3,989

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(6)	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
		Series A Preferred Units	25.6%	1,629	2,523
MJC Holdings, LLC(2) 4031 Merchant Road Fort Wayne, Indiana 46818	Specialty Clothing	Series A Preferred Units	15.3%	1,000	5,011
MMI Holdings, LLC(2) 325 McGill Avenue, Suite 195 Concord, North Carolina 28027	Medical Device Distributor	First Lien Debt (12% Cash, Due 1/31/18)(3)		2,600	2,600
		Subordinated Debt (6% Cash, Due 1/31/18)(3)		388	400
		Preferred Units	100.0%	1,296	1,433
		Common Membership Units	5.0%	—	228
MTI Holdings, LLC(2) 5665 Meadows, Suite 150 Lake Oswego, Oregon 97035	Retail Display & Security Services	Membership Units(12)	7.0%	—	537
Navis Holdings, Inc.(1) 113 Woodside Drive Lexington, North Carolina 27292	Textile Equipment Manufacturer	First Lien Debt (15% Cash, Due 10/30/20)(3)		$6,500	$6,500
		Class A Preferred Stock	100.0%	1,000	1,000
		Common Stock	50.0%	1	5,634
Nielsen & Bainbridge, LLC 12201 Technology Blvd, Suite 100 Austin, Texas 78727	Home Décor Manufacturer	Second Lien Debt (10.5% Cash (6 month LIBOR + 9.25%, 1% Floor), Due 8/15/21)		14,849	14,670
Nth Degree, Inc. 2675 Breckinridge Boulevard Duluth, Georgia 30096	Business Services	First Lien Debt (8.0% Cash (1 month LIBOR + 7%, 1% Floor), 1% PIK, Due 12/14/20)		9,904	9,904
		First Lien Debt (12.5% Cash (1 month LIBOR + 11.5%, 1% Floor), 2% PIK, Due 12/14/20)		7,351	7,351
		Preferred Stock(8)	20.6%	2,662	4,581
On-Site Fuel Services, Inc.(1) 1089A Old Fannin Road Brandon, Mississippi 39047	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/17)(3)(4)		9,837	10,303
		Common Stock	37.3%	33	—
		Series A Preferred Stock	41.4%	3,278	—
		Series B Preferred Stock	59.1%	2,365	—
Portrait Innovations, Inc. 2016 Ayrsley Town Blvd, Suite 200 Charlotte, NC 28273	Professional and Personal Digital Imaging	Subordinated Debt (12% Cash, Due 2/26/20)		9,000	9,000
Print Direction, Inc.(1) 1600 Indian Brook Way Norcross, Georgia 30093	Printing Services	First Lien Debt (10% Cash, 2% PIK, Due 2/24/19)		17,316	12,761
		Common Stock	67.9%	2,990	—
		Common Stock Warrants	3.0%	—	—
Sequoia Healthcare Management, LLC 29 E. 29th Street Bayonne, New Jersey 07002	Healthcare Management	First Lien Debt (12% Cash, 4% PIK, Due 7/17/2019)		10,750	10,851
Sierra Hamilton, LLC 777 Post Oak Blvd Houston, Texas 77056	Oil & Gas Engineering and Consulting Services	First Lien Debt (12.25% Cash, Due 12/15/18)(4)		15,000	4,500
Source Capital Penray, LLC(2) 444 Denniston Court Wheeling, Illinois 60090	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 4/8/19)(3)		1,425	1,425
		Membership Units	11.3%	750	805
STX Healthcare Management Services, Inc.(2) 6300 West Loop South, Suite 650 Houston, Texas 77401	Dental Practice Management	Common Stock(12)	3.1%	—	109
Sur La Table, Inc. 6100 4th Ave S Ste 500 Seattle, Washington 98108	Retail	First Lien Debt (12% Cash, Due 7/28/20)		15,000	15,000
Taylor Precision Products, Inc. 2311 W. 22nd Street Oak Brook, Illinois 60523	Household Product Manufacturer	Series C Preferred Stock	0.7%	758	1,001

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(6)	% of Class Held	Cost (in thousands)	Fair Value (in thousands)
U.S. Well Services, LLC 770 South Post Oak Lane, Suite 405 Houston, Texas 77056	Oil & Gas Services	First Lien Debt (14.1% PIK (1 month LIBOR + 13.5%, 0.5% floor), Due 5/2/19)		15,054	15,083
V12 Holdings, Inc.(2) 141 West Front Street, Suite 410 Red Bank, New Jersey 07701	Data Processing & Digital Marketing	Subordinated Debt(12)		813	1,015
Velum Global Credit Management, LLC 375 Park Avenue, 25th Floor New York, New York 10152	Financial Services	First Lien Debt (15% PIK, Due 12/31/17)(3)(10)		10,553	10,553
Vintage Stock, Inc. 202 E. 32nd St. Joplin, Missouri 64804	Specialty Retail	First Lien Debt (13.1% Cash (1 month LIBOR + 12.5%, 0.5% floor), 3% PIK, due 11/3/21)		22,067	22,067
Vology, Inc. 4035 Tampa Road Oldsmar, Florida 34677	Information Technology	Subordinated Debt (15% Cash (3 month LIBOR + 14%, 1% Floor) 2% PIK, Due 1/24/21)		8,082	8,082
Western Window Systems, LLC 5621 S 25th Street Phoenix, Arizona 85040	Building Products	First Lien Debt (11.7% Cash, Due 7/31/20)(5)		$10,500	$10,500
		Common Equity	4.5%	3,000	7,652
Xirgo Technologies, LLC 188 Camino Ruiz Camarillo, California 93012	Information Technology	Subordinated Debt (11.5% Cash, Due 3/1/22)		15,750	15,750
		Membership Units	0.7%	400	400
				$513,776	$541,639

(1)	“Control Company” as defined under the 1940 Act
(2)	“Affiliate Company” as defined under the 1940 Act
(3)	The maturity date of the original investment has been extended.
(4)	Non-accrual investment.
(5)	The cash rate equals the approximate current yield on our last-out portion of the unitranche facility
(6)	All debt investments are income producing, unless otherwise noted. Equity and warrant investments are non-income producing, unless otherwise noted.
(7)	Interest rate was amended to zero. The Company will receive earn-out payments of up to $2.4 million in satisfaction of the debt.
(8)	The equity investment is income producing.
(9)	The equity investment has an exercisable put option.
(10)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2016, 4.5% of the Company's total assets were non-qualifying assets.
(11)	The portfolio company is currently being charged default interest rate of Prime plus 10.5%.
(12)	The investment has been exited. The residual value reflects estimated escrow to be settled post-closing.
(13)	The Company has written a call option that enables CapitalSouth Partners Florida Sidecar Fund II, L.P. to purchase up to 31.25% of the Company's interest at a strike price of $1.5 million. As of December 31, 2016, the fair value of the written call option is approximately $2.7 million. See Note 4 to the consolidated financial statements for further detail on the written call option transaction.
(14)	The portfolio company is also being charged 3% default interest.

Set forth below is a brief description of each portfolio company representing greater than 5% of the fair value of our portfolio as of December 31, 2016.

Eastport Holdings, LLC is a holding company consisting of marketing and advertising companies located across the United States.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Capitala Finance Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets and oversight of our financing arrangements. The Board of Directors has also established an audit committee and a nominating and corporate governance committee, and may establish additional committees in the future. In connection with the Formation Transactions, Fund II and Fund III each established a Board of Directors consisting of the same five members that comprise our Board of Directors.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Joseph B. Alala, III	47	Chief Executive Officer, President and Chairman of the Board of Directors	2013	2019
M. Hunt Broyhill	53	Director	2013	2018
Independent Directors
R. Charles Moyer	71	Director	2013	2017
Larry W. Carroll	65	Director	2013	2018
H. Paul Chapman	65	Director	2013	2019

The address for each of our directors is c/o Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Executive Officers Who Are Not Directors

Name	Age	Position
John F. McGlinn	48	Chief Operating Officer, Secretary and Treasurer
Stephen A. Arnall	55	Chief Financial Officer
Richard Wheelahan	36	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Joseph B. Alala, III has been the chief executive officer and chairman of the Board of Directors of Capitala Finance since February 2013 and serves as the managing partner and chief investment officer of Capitala Investment Advisors. Since 1998, Mr. Alala has been the founder and chief executive officer of the Legacy Funds. In 2000, Mr. Alala received a SBIC debenture license. Mr. Alala previously served on the Board of Governors of the Small Business Investor Alliance (SBIA, formerly the National Association of SBICs, or NASBIC). Mr. Alala currently serves on the boards of directors of some of our portfolio companies, and has previously served on the boards of directors of non-profit organizations and private bank holding companies. He also serves on the Board of Visitors of the Wake Forest School of Law and Princeton University’s Track & Field’s Trustee Board. Mr. Alala received his A.B. in economics, with a concentration in finance and a minor in politics, from Princeton University and a J.D. and M.B.A. from Wake Forest University.

Mr. Alala’s intimate knowledge of our business and operations, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other organizations not only gives the board of directors valuable insight but also positions him well to serve as the chairman of our Board of Directors.

M. Hunt Broyhill has been a member of the Board of Directors of Capitala Finance since February 2013 and has been a partner of the investment adviser to the Legacy Funds since 1999. Mr. Broyhill is currently the Chief Executive Officer of Broyhill Asset Management, LLC, a private wealth management firm; the President and Chairman of the Board of Directors of BMC Fund, Inc., a registered closed-end management investment company; and President and a member of the Board of Directors of Broyhill Investments, Inc., a private investment company. Mr. Broyhill also holds several senior positions within the Broyhill family offices. Mr. Broyhill received a B.A. from Wake Forest University.

Mr. Broyhill’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve on our Board of Directors.

Independent Directors

R. Charles Moyer, Ph.D. has been a member of the Board of Directors of Capitala Finance since May 2013. Dr. Moyer is currently a Professor of Finance at the University of Louisville. He is also Dean Emeritus of the Babcock Graduate School of Management at Wake Forest University, having served as Dean from 1996 until his retirement from this position in August 2003, and as a Professor from 1988 until 2005. Dr. Moyer held the GMAC Insurance Chair in Finance at Wake Forest University. Prior to joining the faculty at Wake Forest in 1988, he was Finance Department Chairman at Texas Tech University. He is the author of four textbooks and numerous journal articles. Dr. Moyer was a member of the Board of Directors of King Pharmaceuticals Inc. (“King”) from 2000 until 2011, when King was acquired by Pfizer Inc. Dr. Moyer served on King’s Corporate Governance Committee, Compensation Committee, Risk Committee, and chaired King’s Audit Committee. Dr. Moyer is also currently a director of Kentucky Seed Capital Fund and Summit Biosciences Inc. He is also a member of the Kentucky and Southern Indiana Bridge Authority. Dr. Moyer earned his B.A. in Economics and German from Howard University in 1967, his M.B.A. from the University of Pittsburgh in 1968, and his Ph.D. in Finance and Managerial Economics from the University of Pittsburgh in 1971.

Dr. Moyer’s extensive knowledge of risk management, corporate finance and corporate governance, as well as his tenure on the Board of Directors of King, qualifies him to serve on our Board of Directors.

Larry W. Carroll has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Carroll has been the President of Carroll Financial Associates, Inc., a financial planning and investment management firm, since 1980. Mr. Carroll currently is, and has been since 2006, a director of Park Sterling Corporation and its wholly owned subsidiary, Park Sterling Bank (NASDAQ: PSTB). He also currently serves on the Board of Directors of Carroll Financial Associates, Inc., and the Board of Trustees of Austin Peay State University. Mr. Carroll began his career as a public accountant with KPMG LLC (USA). Mr. Carroll received his undergraduate degree in accounting from Austin Peay State University and his M.B.A. from the University of Tennessee.

Mr. Carroll’s expertise in the financial services industry and capital markets, as well as his experience serving on the Board of Directors of other financial services companies, provides our Board of Directors with the valuable insight of an experienced financial manager.

H. Paul Chapman has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Chapman is a retired partner of KPMG LLP, an accounting firm, where he worked as an auditor for 38 years (1974 – 2013), serving a variety of large, public multinational companies. During his tenure at KPMG LLP, Mr. Chapman was a senior audit partner who held a variety of leadership positions at KPMG LLP, including 15 years as Partner in Charge-Audit for the Carolinas Business Unit and Managing Partner of KPMG LLP’s Charlotte, NC office. Mr. Chapman has served on the boards of directors of a variety of charitable and community organizations. Mr. Chapman is a Certified Public Accountant and received his B.S.B.A. from the University of North Carolina at Chapel Hill.

Mr. Chapman’s experience as an auditor, including his extensive knowledge of accounting and financial reporting, as well as his experience as a director of other organizations, qualifies him to serve on our Board of Directors.

Executive Officers Who Are Not Directors

Stephen A. Arnall has been our chief financial officer since May 2013. Prior to joining us, Mr. Arnall was an executive vice president and the chief financial officer of Park Sterling Bank from 2006 – 2010 and treasurer of Park Sterling Bank from 2010 to 2013. Mr. Arnall graduated from James Madison University, where he received a B.B.A. with a major in accounting. Mr. Arnall is a Certified Public Accountant.

John F. (“Jack”) McGlinn has been the chief operating officer, secretary and treasurer of Capitala Finance since February 2013 and serves as a director of Capitala Investment Advisors. Mr. McGlinn joined the investment adviser to the Legacy Funds in 2000 and manages the Raleigh, North Carolina office. Mr. McGlinn graduated from the University of Notre Dame where he received a B.B.A. with a major in accounting and received his CPA certificate in 1994. Mr. McGlinn received his M.B.A. from the University of North Carolina’s Kenan-Flagler Business School.

Richard Wheelahan has been the chief compliance officer of Capitala Finance since July 2013. Mr. Wheelahan is also the chief compliance officer, general counsel and a director of Capitala Investment Advisors and has served as an associate, and subsequently, a vice president of the investment adviser to the Legacy Funds since March 2010. Mr. Wheelahan graduated from Appalachian State University with a B.A. in Political Science and Russian Interdisciplinary Studies, received his J.D. from the University of North Carolina School of Law at Chapel Hill and is a member of the North Carolina Bar.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to independent directors.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of Capitala Finance, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Alala, due to his position as our chief executive officer and managing partner and chief investment officer of Capitala Investment Advisors, and Mr. Broyhill, as a result of his indirect controlling interest in of Capitala Investment Advisors.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Capitala Finance, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Capitala Finance. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Capitala Finance’s bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Capitala Finance and its stockholders at such times.

Mr. Alala serves as the chairman of our Board of Directors. Mr. Alala is an “interested person” of Capitala Finance as defined in Section 2(a)(19) of the 1940 Act due to his position as chief executive officer of the Company and as the managing partner and chief investment officer of our investment adviser. We believe that Mr. Alala’s history with us, familiarity with Capitala Finance’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Capitala Finance is best served through this existing leadership structure, as Mr. Alala’s relationship with Capitala Finance’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, a designated lead independent director, the establishment of audit, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. Larry W. Carroll currently serves as designated lead independent director.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, the nominating and corporate governance committee and the compensation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Capitala Finance’s accounting and financial reporting processes, Capitala Finance’s systems of internal controls regarding finance and accounting, Capitala Finance’s valuation process, and audits of Capitala Finance’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The compensation committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement and the Administration Agreement and, to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Capitala Finance and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Capitala Finance and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we will be already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Committees of the Board of Directors

An audit committee, a nominating and corporate governance committee and a compensation committee have been established by our Board of Directors. During the year ended December 31, 2016, our Board of Directors held five Board meetings and eight Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available at http://investor.capitalagroup.com/. The charter sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for Capitala Finance, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Capitala Finance’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Capitala Finance’s annual financial statements and periodic filings and receiving Capitala Finance’s audit reports and financial statements. The audit committee is currently composed of Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Chapman serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Chapman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Chapman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available at http://investor.capitalagroup.com/. The members of the nominating and corporate governance committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Dr. Moyer serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, Capitala Finance and its stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of Capitala Finance;
•	are able to work with the other members of the Board of Directors and contribute to the success of Capitala Finance;
•	can represent the long-term interests of Capitala Finance’s stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of Capitala Finance and the interests of its shareholders.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://investor.capitalagroup.com/. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our board of directors the Investment Advisory Agreement and the Administration Agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committees. The members of the Compensation Committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Carroll serves as Chairman of the Compensation Committee.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Joseph B. Alala, III	—	—	—
M. Hunt Broyhill	—	—	—
Independent Directors
R. Charles Moyer	$125,000	—	$125,000
Larry W. Carroll	$125,000	—	$125,000
H. Paul Chapman	$130,000	—	$130,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Capitala Finance, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Capitala Finance. However, Mr. Alala, through his financial interest in Capitala Investment Advisors, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to Capitala Investment Advisors under the Advisory Agreement. Our other executive officers will be paid by our administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to Capitala Finance under the Administration Agreement. To the extent that our administrator outsources any of its functions, we will reimburse our administrator for the fees associated with such functions without profit or benefit to our administrator.

On September 24, 2013, the Company entered into the Investment Advisory Agreement with Capitala Investment Advisors, which was initially approved by the Board of Directors of the Company on June 10, 2013. Unless earlier terminated in accordance with its terms, the Investment Advisory Agreement will remain in effect if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, by a majority of our non-interested directors. The Investment Advisory Agreement was most recently re-approved by the Board of Directors of the Company, including by a majority of our non-interested directors, on August 4, 2016. Subject to the overall supervision of our Board, our Investment Advisor manages our day-to-day operations, and provides investment advisory and management services to us. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Capitala Finance shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Capitala Investment Advisors, and its investment committee, currently composed of Messrs. Alala, Broyhill and McGlinn. Capitala Investment Advisors’ investment committee must approve each new investment that we make. Messrs. Alala, Broyhill and McGlinn are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Our executive officers and finance professionals of our investment adviser are also officers, directors, managers, and/or key professionals of other entities affiliated with our investment adviser. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons may organize other investment programs and acquire for their own account investments that may be suitable for us.

Set forth below is additional information regarding additional entities that are managed by the professionals of our investment adviser:

Name	Entity	Investment Focus	Gross Assets(1)
CapitalSouth Partners SBIC Fund IV, L.P.	Private SBIC Fund	debt and equity investments in lower and traditional middle-market companies	$94.5 million
Capitala Private Credit Fund V, L.P.	Private Investment Limited Partnership	lower middle-market and traditional middle-market	$26.9 million

(1)	Gross Assets calculated as of December 31, 2016.

Investment Personnel

We consider Messrs. Alala, Broyhill and McGlinn, who are the members of our investment committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock beneficially owned by each of our portfolio managers as of April 27, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities in Capitala Finance(1)(2)
Joseph B. Alala, III	over $1,000,000
M. Hunt Broyhill	over $1,000,000
John F. McGlinn	over $1,000,000

(1)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.13 on April 27, 2017 on the NASDAQ Global Select Market.
(2)	The dollar range of equity securities beneficially owned are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000 or over $1,000,000.

Below are the biographies for selected senior investment professionals of our investment adviser whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Alala, Broyhill, McGlinn, Arnall and Wheelahan, see “Management — Biographical Information.”

Christopher B. Norton serves as the chief risk officer and a director of underwriting of Capitala Investment Advisors and joined the investment adviser to the Legacy Funds in 2003. Prior to joining the predecessor to Capitala Investment Advisors, Mr. Norton was an investment banker with various structuring and execution roles. Mr. Norton graduated from the University of Virginia’s McIntire School of Commerce, where he received a B.S. degree in Commerce with concentrations in Finance and Management. Mr. Norton received his M.B.A. from the University of Virginia — Darden School of Graduate Business Administration.

Michael S. Marr joined the investment adviser to the Legacy Funds in 2008 and serves as the director of portfolio monitoring of Capitala Investment Advisors. Prior to joining the Legacy Funds, Mr. Marr was a partner with The Business Law Advisors, a law firm. Prior to The Business Law Advisors, Mr. Marr was the chief operating officer and senior vice president of Intercede, Inc., a company specializing in comprehensive governance, risk and compliance solutions for large companies and governmental agencies. Previously, Mr. Marr also served as a director of Seaboard & Co. LLP (USA), a middle-market merchant bank, and was a partner in a law firm, Smith Helms Mulliss & Moore (now McGuireWoods LLP). Mr. Marr earned a B.S. degree in Business Administration from the University of North Carolina at Chapel Hill, a J.D. from Campbell University’s Normal Wiggins School of Law and a LL.M. in Taxation from Emory University.

Lynne Girts serves as the Chief Financial Officer of Capitala Investment Advisors and previously served as the director of finance for Capitala Investment Advisors and its predecessor since 2002. Prior to joining the predecessor to Capitala Investment Advisors, Ms. Girts was a staff accountant with Beck, Lindsey and Frame, LLP and, previously, Alexander Van Loon, CPA. Ms. Girts graduated from the University of Southern Mississippi, where she received a Bachelor of Science degree in Business, with a concentration in Accounting.

Randall Fontes has served as a director of Capitala Investment Advisors since November 2013. Prior to joining Capitala Investment Advisors, Mr. Fontes served as the co-founder of a finance company formed in partnership with a $55 billion asset manager focused on middle-market debt and equity investments and also served in various roles in the private equity industry. Mr. Fontes received a B.A. in Economics from Tulane University and an M.B.A from the Fuqua School of Business at Duke University.

Mario Shaffer has served as a director of Capitala Investment Advisors since November 2013. Prior to joining Capitala Investment Advisors, Mr. Shaffer held various positions in the private equity and investment banking industries, in addition to serving in various executive level positions for both domestic and international corporations. Mr. Shaffer received a B.A. from The College of William & Mary.

Adam Richeson is a director of Capitala Investment Advisors and has served as a transaction origination, screening and structuring professional for the investment adviser to the Legacy Funds since June 2010. Prior to joining investment adviser of the Legacy Funds, Mr. Richeson served in a number of business development and operational roles for manufacturing companies. Mr. Richeson graduated from The Ohio State University with a B.A. in English Literature and received his M.B.A. from Wake Forest University.

John Davis Hutchens is a director of Capitala Investment Advisors and has served as an analyst, associate and a vice president for portfolio management for the investment adviser to the Legacy Funds since December 2009. Mr. Hutchens’ primary responsibilities include financial analysis and portfolio monitoring. Mr. Hutchens graduated from Duke University with Sociology and Computer Science degrees, and received his M.B.A. from the University of North Carolina at Charlotte.

Eric Althofer is a vice president of Capitala Investment Advisors, joining the firm in 2014. Mr. Althofer’s primary responsibilities include transaction screening, structuring and due diligence execution. Prior to joining Capitala, Mr. Althofer spent nearly three years in investment banking with Jefferies LLC and prior to that worked as a strategy and operations consultant for four years with Deloitte Consulting. Mr. Althofer graduated cum laude from Washington University in St. Louis with a degree in Economics and received his M.B.A., with distinction, from the University of Michigan Ross School of Business with emphases in Finance and Accounting.

Christian MacCarron is a vice president with Capitala Investment Advisors in Los Angeles, joining the firm in 2014. Mr. MacCarron is primarily focused on origination, execution and monitoring of debt and equity investments on the West Coast. Prior to joining Capitala Investment Advisors, Mr. MacCarron worked in distressed and healthy private equity investing at Platinum Equity and Windjammer Capital Investors and in investment banking at Merrill Lynch and FocalPoint Partners. Mr. MacCarron received a B.A. in Economics from the University of California-Los Angeles.

Casey Swercheck has served as a vice president of Capitala Investment Advisors since April 2013. Prior to joining Capitala Investment Advisors, Mr. Swercheck was an associate at Hamilton Lane, a private equity management firm. Mr. Swercheck graduated from the University of Pittsburgh in 2004 with a B.S. in Finance.

Jack Vander Leeuw is a vice president of Capitala Investment Advisors, joining the firm in 2016. Mr. Vander Leeuw’s primary responsibilities include transaction screening, structuring, and due diligence execution. Prior to joining Capitala, Mr. Vander Leeuw worked as a Principal on the corporate development team at Neustar, Inc. where he focused on executing mergers and acquisitions, debt financings, divestitures, equity investments, joint ventures and other partnership-related transactions, both domestically and globally, in the information technology industry. Prior to joining Neustar, Mr. Vander Leeuw was an Associate at Gladstone Investment Corporation where he primarily worked on executing leveraged buyouts of middle market companies across a broad range of industries. Mr. Vander Leeuw began his career as an investment banking analyst at BB&T Capital Markets. Mr. Vander Leeuw graduated from Georgetown University with a BS/BA in Business Management.

Compensation

None of the members of Capitala Investment Advisors’ investment team will receive any direct compensation from us in connection with the management of our portfolio. The compensation paid by Capitala Investment Advisors to its investment personnel will include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus. In addition, the shares held by Capitala Restricted Shares I, LLC, an entity managed by Mr. Alala, may be used as compensation for advisory personnel and other persons performing advisory and administrative functions on behalf of Capitala Investment Advisors and Capitala Advisors Corp.

INVESTMENT ADVISORY AGREEMENT

Capitala Investment Advisors serves as our investment adviser. Capitala Investment Advisors is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of our Investment Advisory Agreement, Capitala Investment Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

Capitala Investment Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee was initially calculated based on the value of our gross assets at the end of the first calendar quarter subsequent to consummation of our IPO, and thereafter will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For the first twelve months following our IPO, Capitala Investment Advisors had waived the portion of the base management fee payable on cash and cash equivalents held at the Capitala Finance level, excluding cash and cash equivalents held by the Legacy Funds that were acquired by Capitala Finance in connection with the Formation Transactions.

The incentive fee has two parts. The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay Capitala Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 2.0%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Capitala Investment Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Capitala Investment Advisors).

On January 4, 2016, Capitala Investment Advisors voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by Capitala Investment Advisors that would otherwise cause the Company’s quarterly net investment income to be less than the distribution payments declared by the Company’s Board of Directors. Quarterly incentive fees are earned by Capitala Investment Advisors pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. Capitala Investment Advisors will not be entitled to recoup any amount of incentive fees that it waives. This waiver was effective in the fourth quarter of 2015 and will continue unless otherwise publicly disclosed by the Company.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to the Capitala Investment Advisors

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2013 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2013 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Capitala Finance.

We will defer cash payment of the portion of the aggregate incentive fees earned by our investment adviser that exceed 20% of the sum of the following:

•	our pre-incentive fee net investment income;
•	our net unrealized appreciation or depreciation; and
•	our net realized capital gains or losses,

during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. The determination of whether such payment is payable in subsequent calculation periods will be based on the same methodology as described above.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee*

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.2%

Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up”(4)

= 100% × (2.2% – 2.0%)

= 0.20%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.20%.

*	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 2.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of Capitala Finance’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.5% in any calendar quarter.

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.80%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.5%))

Catch-up = 2.5% – 2.0%

= 0.5%

Incentive fee = (100% × 0.5%) + (20% × (2.80%  – 2.5%))

   = 0.5% + (20% × 0.3%)

   = 0.5% + 0.06%

   = 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

Example 2: Capital Gains Portion of Incentive Fee

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)
•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2).

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 2.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of Capitala Finance’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.5% in any calendar quarter.

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $24 million
•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2.

•	Year 4: None
•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3.

Example 3: Application of the Incentive Fee Deferral Mechanism

Assumptions

•	In each of Years 1 through 4 in this example pre-incentive fee net investment income equals $40.0 million per year, which we recognized evenly in each quarter of each year and paid quarterly. This amount exceeds the hurdle rate and the requirement of the “catch-up” provision in each quarter of such year. As a result, the annual income related portion of the incentive fee, before the application of the deferral mechanism in any year is $8.0 million ($40.0 million multiplied by 20%). All income-related incentive fees were paid quarterly in arrears.
•	In each year preceding Year 1, we did not generate realized or unrealized capital gains or losses, no capital gain-related incentive fee was paid and there was no deferral of incentive fees.
•	Year 1: We did not generate realized or unrealized capital gains or losses.
•	Year 2: We realized a $30.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses.

(1)	As illustrated in Year 3 of Alternative 1 above, if the Company were to be wound up on a date other than December 31 of any year, the Company may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if the Company had been wound up on December 31 of such year.
•	Year 3: We recognized $5.0 million of unrealized capital depreciation and did not otherwise generate realized or unrealized capital gains or losses.
•	Year 4: We realized a $6.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses.

	Income Related Incentive Fee Accrued Before Application of Deferral Mechanism	Capital Gains Related Incentive Fee Accrued Before Application of Deferral Mechanism	Incentive Fee Calculations	Incentive Fees Paid and Deferred
Year 1	$8.0 million ($40.0 million multiplied by 20%)	None	$8.0 million	Incentive fees of $8.0 million paid; no incentive fees deferred
Year 2	$8.0 million ($40.0 million multiplied by 20%)	$6.0 million (20% of $30.0 million)	$14.0 million	Incentive fees of $14.0 million paid; no incentive fees deferred
Year 3	$8.0 million ($40.0 million multiplied by 20%)	None (20% of
cumulative net capital
gains of $25.0 million
($30.0 million in
cumulative realized
gains less $5.0 million
in cumulative
unrealized capital
depreciation) less
$6.0 million of capital
gains fee paid in
Year 2)	$7.0 million (20% of
the sum of (a) our
pre-incentive fee net
investment income,
(b) our net unrealized
appreciation or
depreciation during
such period and
(c) our net realized
capital gains or
			losses during Year 3)	Incentive fees of $7.0 million paid; $8.0 million of incentive fees accrued but payment restricted to $7.0 million; $1.0 million of incentive fees deferred
Year 4	$8.0 million ($40.0 million multiplied by 20%)	$0.2 million (20% of
cumulative net capital
gains of $31.0 million
($36.0 million
cumulative realized
capital gains less
$5.0 million
cumulative unrealized
capital depreciation)
less $6.0 million of
capital gains fee paid
		in Year 2)	$8.2 million	Incentive fees of $9.2 million paid ($8.2 million of incentive fees accrued in Year 4 plus $1.0 million of deferred incentive fees); no incentive fees deferred

Payment of Our Expenses

The investment team of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Capitala Investment Advisors. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;

•	fees payable to third parties relating to, or associated with, making investments (such as the legal, accounting and travel expenses incurred in connection with making investments), including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	costs associated with our reporting and compliance obligations under the 1940 Act, the Exchange Act and other applicable federal and state securities laws, and ongoing stock exchange fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and other communications with stockholders;
•	fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	all other expenses incurred by either our administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and their respective administrative support staff.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Directors of Capitala Finance on June 10, 2013 and signed on September 24, 2013. The Investment Advisory Agreement was most recently re-approved by the Board, including by a majority of our non-interested directors, at an in-person meeting on August 4, 2016. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser will have the right to resign on 60 days’ notice.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Capitala Investment Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Capitala Finance for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Capitala Investment Advisors’ services under the Investment Advisory Agreement or otherwise as an investment adviser of Capitala Finance.

Organization of the Investment Adviser

Capitala Investment Advisors is a Delaware limited liability company. The principal executive offices of Capitala Investment Advisors are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Director’s re-approval of our Investment Advisory Agreement is included in our annual proxy statement that is incorporated by reference in our annual report on Form 10-K for the period ended December 31, 2016.

ADMINISTRATION AGREEMENT

Capitala Advisors Corp., a North Carolina corporation, serves as our administrator. The principal executive offices of our administrator are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209. Capitala Advisors Corp., pursuant to a sub-administration agreement, has engaged U.S. Bancorp Fund Services, LLC to act on behalf of Capitala Advisors Corp. in its performance of certain administrative services for us. The principal office of U.S. Bancorp Fund Services, LLC is 777 East Wisconsin Avenue, Milwaukee, WI 53202. Pursuant to the Administration Agreement, our administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, our administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of any administrative support staff. Under the Administration Agreement, our administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. Unless terminated earlier in accordance with its terms, the Administration Agreement will remain in effect if approved annually by our Board. The Board most recently approved the renewal of the Administration Agreement on August 4, 2016. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to our administrator. Stockholder approval is not required to amend the Administration Agreement.

Our administrator also provides administrative services to our investment adviser, Capitala Investment Advisors. As a result, Capitala Investment Advisors will also reimburse our administrator for its allocable portion of our administrator’s overhead, including rent, the fees and expenses associated with performing compliance functions for Capitala Investment Advisors, and its allocable portion of the compensation of any administrative support staff.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Capitala Finance for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our administrator’s services under the Administration Agreement or otherwise as administrator for Capitala Finance.

LICENSE AGREEMENT

We have entered into a license agreement with Capitala Investment Advisors pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.” Under this agreement, we have a right to use the Capitala name for so long as the Investment Advisory Agreement with Capitala Investment Advisors is in effect. Other than with respect to this limited license, we will have no legal right to the “Capitala” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Capitala Investment Advisors. Mr. Alala, our chief executive officer and chairman of our Board of Directors, is the managing partner and chief investment officer of Capitala Investment Advisors, and Mr. Broyhill, a member of our Board of Directors, has an indirect controlling interest in Capitala Investment Advisors.

In addition, Capitala Investment Advisors’ investment team manages Fund IV, a private investment limited partnership providing financing solutions lower and traditional middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several affiliated funds whereby institutional limited partners in the Legacy Funds have had the opportunity to co-invest with the Legacy Funds in portfolio investments. An affiliate of the Investment Advisor also manages Fund V; a private investment limited partnership providing financing solutions to the lower middle-market and traditional middle-market. Capitala Investment Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Capitala Investment Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Capitala Investment Advisors’ allocation procedures. Regulatory restrictions limit our ability to invest in any portfolio company in which any affiliate currently has an investment. On June 1, 2016, the SEC issued an order permitting exemptive relief to us and certain of our affiliates to permit an investment fund and one or more other affiliated investment funds, including future affiliated investment funds, to participate in the same investment opportunities through a proposed co-investment program where such participation would otherwise be prohibited under the 1940 Act. This exemptive relief is subject to certain conditions designed to ensure that the participation by one investment fund in a co-investment transaction would not be on a basis different from or less advantageous than that of other affiliated investment funds. We believe that it will be advantageous for us to co-invest with funds managed by Capitala Investment Advisors where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategy, investment restrictions, regulatory requirements and other pertinent factors applicable to us. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own. However, we have made and expect to continue to make co-investments with Fund V given its similar investment strategy.

We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our administrator. Pursuant to the terms of the Administration Agreement, our administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer and chairman of our Board of Directors, is the chief executive officer, president and a director of our administrator.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of April 27, 2017, the beneficial ownership of each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock, if any, is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, Capitala Finance believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as Capitala Finance. Our address is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Joseph B. Alala, III(3)(4)	751,351.25	4.7%
M. Hunt Broyhill(5)	359,311	2.3%
Independent Directors
R. Charles Moyer	6,353	*
H. Paul Chapman	10,000	*
Larry W. Carroll	80,000	*
Executive Officers
John F. McGlinn	108,041	*
Stephen A. Arnall	10,910	*
Richard G. Wheelahan, III	12,587	*
Executive Officers and Directors as a Group	1,338,553.25	8.4%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.
(2)	Based on a total of 15,883,492 shares of our common stock issued and outstanding on April 27, 2017.
(3)	Mr. Alala, by virtue of his position as manager thereof, may be deemed to beneficially own (i) 100 shares held by Capitala Investment Advisors, LLC; (ii) 972 shares held by CapitalSouth Corporation; (iii) 2,705 shares held by Capitala Transaction Corp.; (iv) 442,294.08 shares held by Capitala Restricted Shares I, LLC (“CRS”); and (v) 305,280.17 shares held by Capitala Private Investments LLC. Mr. Alala disclaims beneficial ownership of any shares directly held by these entities, except to the extent of his pecuniary interest therein. The address for all of these entities is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.
(4)	CRS, which is an affiliate of Capitala Investment Advisors, LLC, previously granted Awards with respect to the 442,294.08 shares of the Company’s common stock held by CRS to certain of Capitala Investment Advisors, LLC’s employees pursuant to CRS’s Amended and Restated 2015 Equity Compensation Plan, dated September 18, 2015 (the “Plan”). Unvested Awards under the Plan are scheduled to vest as follows: approximately 43% on September 25, 2017 and approximately 57% on September 25, 2018. Upon settlement, the unvested Awards will become payable on a one-for-one basis in shares of the Company’s common stock. The Plan was previously approved by the Company’s Board of Directors. Pursuant to the SEC staff no-action letters to Babson Capital Management LLC (pub. avail. Dec. 14, 2006) and Carlyle GMS Finance, Inc. (pub. avail. Oct. 8, 2015), an employee benefit plan sponsored by an investment adviser (or an affiliated person of an investment adviser) to a registered closed-end investment company or business development company regulated under the Investment Company Act of 1940, as amended, that offers plan participants equity securities of such investment company or business development company is considered an “employee benefit plan sponsored by the issuer” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.
(5)	Mr. Broyhill, by virtue of his position as manager thereof, may be deemed to beneficially own (i) 78,455 shares held by BMC Fund Inc.; (ii) 134,857 shares held by Claron Investments, LP; (iii) 37,764 shares held by Broyhill Investments, Inc.; (iv) 6,993 shares held by Hibriten Investments of N.C. Limited Partnership; (v) 19,580 shares held by Broyhill Family Foundation Inc.; and (vi) 2,000 shares held by Broyhill Memorial Park, Inc. Mr. Broyhill may also be deemed to beneficially own (i) 300 shares held by his wife and (ii) 824 shares held by the Paul H. Broyhill II Irrevocable Trust. Mr. Broyhill disclaims beneficial ownership of any shares directly held by these entities, except to the extent of his pecuniary interest therein. The address for all of these entities is 800 Golfview Park, PO Box 500, Lenoir, NC 28645.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of April 27, 2017. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Capitala Finance(1)(2)
Interested Directors
Joseph B. Alala, III	Over $100,000
M. Hunt Broyhill	Over $100,000
Independent Directors
R. Charles Moyer	$50,001 – $100,000
Larry W. Carroll	Over $100,000
H. Paul Chapman	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.13 on April 27, 2017 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A BDC is regulated by the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

As a BDC, we are substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtain an exemptive order from the SEC. As a BDC, we are also generally limited in our ability to invest in any portfolio company in which our Investment Advisor or any of its affiliates currently have an investment or to make any co-investments with our Investment Advisor or its affiliates without an exemptive order from the SEC, subject to certain exceptions. On September 10, 2015, we, Fund II, Fund III, Fund V, and Capitala Investment Advisors filed an application for exemptive relief with the SEC to permit an investment fund and one or more other affiliated investment funds, including future affiliated investment funds, to participate in the same investment opportunities through a proposed co-investment program where such participation would otherwise be prohibited under the 1940 Act. On June 1, 2016, the SEC issued an order permitting this relief. This exemptive relief is subject to certain conditions designed to ensure that the participation by one investment fund in a co-investment transaction would not be on a basis different from or less advantageous than that of other affiliated investment funds. We believe this relief may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us in the absence of such relief.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s gross assets (the “70% Test”). The principal categories of qualifying assets relevant to our business are the following:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;
•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and
•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;
•	is controlled by the BDC and has an affiliate of the BDC on its board of directors;
•	does not have any class of securities listed on a national securities exchange;
•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or
•	meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.

Managerial Assistance to Portfolio Companies

BDCs generally must offer to make available to the issuer of its securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that

70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC under the Code. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure.”

Code of Ethics

We and our investment adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our code of ethics is also available on our website at http://www.capitalagroup.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Richard Wheelahan currently serves as our chief compliance officer. For Mr. Wheelahan’s biographical information, please see “Management — Biographical Information.”

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare an annual report regarding its assessment of our internal control over financial reporting. When we are no longer an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to audit our internal controls over financial reporting; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Capitala Investment Advisors. The proxy voting policies and procedures of Capitala Investment Advisors are set forth below. The guidelines will be reviewed periodically by Capitala Investment Advisors and our non-interested directors, and, accordingly, are subject to change. For purposes of the proxy voting policies and procedures described below, “we,” “our” and “us” refers to Capitala Investment Advisors.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing member any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Capitala Investment Advisors, LLC, 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Small Business Investment Company Regulations

Fund II and Fund III, which are our wholly-owned subsidiaries, are licensed to act as SBICs and are regulated by the SBA. As of December 31, 2016, investments in Fund II and Fund III accounted for approximately 10.9% and 48.0%, respectively, of our total portfolio. As of December 31, 2016 Fund II and Fund III had $20.7 million and $150.0 million, respectively, of SBA-guaranteed debentures outstanding under the SBIC program. Fund II and Fund III are fully drawn and may not make borrowings in excess of their aggregate $170.7 million of SBA-guaranteed debentures outstanding as of December 31, 2016.

The SBIC licenses allow our SBIC subsidiaries to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations. SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after U.S. federal income taxes not exceeding $6.5 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause Fund II and Fund III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either Fund II or Fund III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit Fund II’s and Fund III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Fund II and Fund III from making new investments. Such actions by the SBA would, in turn, negatively affect us because Fund II and Fund III are our wholly-owned subsidiaries. Fund II and Fund III were in compliance with the terms of the SBA’s leverage as of December 31, 2016 as a result of having sufficient capital as defined under the SBA regulations.

In December 2015, the 2016 omnibus spending bill approved by Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval. SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $350 million when they have at least $175 million in regulatory capital. As of December 31, 2016, Fund II had $26.2 million in regulatory capital and $20.7 million in SBA-guaranteed debentures outstanding and Fund III had $75.0 million in regulatory capital and $150.0 million in SBA-guaranteed debentures outstanding.

On June 10, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This provides us with increased flexibility under the 200% asset coverage test by permitting us to borrow up to $170.7 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of SBIC licenses does not assure that our SBIC subsidiaries will receive SBA-guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

NASDAQ Global Select Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Select Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DETERMINATION OF NET ASSET VALUE

Quarterly Determination

We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio investment shall be independently reviewed at least annually (investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 1.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 1.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.

In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized original issue discount and paid-in-kind interest or dividends, if any. We prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult updates that we receive from senior management members at portfolio companies, whether solicited for valuation purposes, or received in the ordinary course of our portfolio monitoring or due diligence process. These updates include information such as industry trends, new product development or service offerings and other operational or strategic issues.

For debt securities that are not publicly traded or for which there is no market, we begin with our investment rating of the security as described above. Using this investment rating, we seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in arriving at fair value include the following, as applicable: the portfolio company’s ability to service its interest and principal payment obligations, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similarly situated securities and other relevant factors.

As part of the valuation process, the audit committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the audit committee. The audit committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have considered in their evaluation process. The Board then evaluates the audit committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations assigned at any time. For a discussion of the risks inherent in determining the fair value of securities for which readily available market values do not exist, see “Risk Factors.”

Determinations in Connection with Offerings

In connection with future offering of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form in the plan administrator’s name or that of its nominee. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15.00 plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by phone at 1-866-665-2281.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations”, the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which the we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, warrants, subscription rights to purchase shares of our common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	A trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated effective as of our taxable year ended August 31, 2014, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which generally is our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC subsidiaries or other potential outside managed funds and certain other fees.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability. In addition, under recently proposed regulations, income required to be included as a result of such an election would not be qualifying income for purposes of the 90% Income Test unless we receive a distribution of such income from the passive foreign investment company in the same taxable year to which the inclusion relates.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Acquisition of Portfolio Assets of the Legacy Funds

We believe that our acquisition of the Legacy Funds’ portfolio assets in exchange for shares of our common stock generally was tax free to us and the Legacy Funds. As a result, our initial adjusted basis in the Legacy Funds’ portfolio assets was equal to the Legacy Funds’ adjusted basis in such assets immediately prior to our acquisition of such assets increased by any gain recognized by the Legacy Funds as a result of such transaction. Such adjusted basis will be used in determining the amount of our taxable gain or loss upon a sale or other disposition of such assets. To the extent that such assets had built-in gain (i.e., assets whose fair market value exceeds our tax basis at the time we acquired them) on the date of acquisition, when such gain is recognized by us upon a sale or other disposition such assets, we will be required to distribute such gain to our shareholders in order to eliminate our liability for corporate-level U.S. federal income tax on such gain and possibly to maintain our qualification as a RIC under the Code. Investors will be subject to tax on the distribution even though such gain accrued prior to our acquisition of such assets and even though the distribution effectively represents a return of their investment.

In addition, to the extent that any beneficial owner of interests in the Legacy Funds on the date of our acquisition of the Legacy Funds’ portfolio assets was a C corporation (a “corporate partner”), we will be required to pay a corporate-level U.S. federal income tax on the net amount of any such built-in gains attributable to the corporate partners that we recognize during the five-year period beginning on the date of acquisition. Alternatively, we may make a special election to cause the gain to be recognized at the time of the acquisition. In that event, the Legacy Funds would be required to recognize such built-in gain as if a proportionate share of such Funds’ assets were sold at the time of the acquisition. We do not anticipate making this election at this time. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this five-year period, the actual amount of net built-in gain or loss present in those assets as of the acquisition date and effective tax rates. The payment of any such corporate-level U.S. federal income tax on built-in gains will be a company expense that will be borne by all shareholders (not just any former corporate partners) and will reduce the amount available for distribution to shareholders.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus our realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by us on the retained capital gains will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determines that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, U.S. source withholding taxes will not be imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. We cannot determine what portion of our distributions (if any) will be eligible for this exemption until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exemption.

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States,) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level U.S. federal income tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and no withholding applies because applicable certifications are provided by the Non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act, or FATCA, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which it holds its units, a Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on our stock and proceeds from the sale of our stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five years unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2016 Annual Stockholders Meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price below the then current net asset value per share during a period beginning on May 3, 2016 and expiring on the earlier of the one-year anniversary of the date of the 2016 Annual Stockholders Meeting and the date of our 2017 Annual Stockholders Meeting, which is expected to be held in May 2017 (the “Stockholder Approval”). Our Board of Directors, subject to its fiduciary duties and regulatory requirements, will have the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. However, notwithstanding the Stockholder Approval, since our IPO in September 2013, we have not sold any shares of our common stock at a price below our then current net asset value per share. Any offering of our common stock that requires Stockholder Approval must occur, if at all, within one year after receiving such Stockholder Approval.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and
•	a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;
•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the proposed offering price would closely approximate the market value of our shares;
•	The potential market impact of being able to raise capital during the current financial market difficulties;
•	The nature of any new investors anticipated to acquire shares in the offering;
•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and
•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current net asset value and NAV are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, and (2) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company at $0.001 per share after offering expenses and commissions (a 100% discount from net asset value).

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$297,273	(0.90)%	$250,005	(16.67)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)		$(2,727)	—	$(49,995)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.91	—	$8.33	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.67)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.90)%	—	(16.67)%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 10% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$29,730	—	—	$50,001
Total Investment by Investor A (At Price to Public)	—	$28,410	—	$6	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$1,320	—	$49,995	—
NAV Dilution per Share
NAV per Share Held by Investor A	$9.91	—	$8.33	—
Investment per Share Held by Investor A	—	$9.47	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.44	—	$8.33	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	4.65%	—	99.99%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based in part on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “CPTA.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of April 27, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	100,000,000	—	15,883,492

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in Capitala Finance upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

Capitala Finance and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Capitala Finance and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as, or incorporated by reference to, an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100% on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost, expenses, and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•	in the payment of principal or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	we must deliver certain certificates and documents to the trustee; or
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles, or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market, and the 2014 Notes, which are traded on the New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 615 East Michigan Street, Milwaukee, Wisconsin 53202. American Stock Transfer & Trust Company, LLC will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We will generally acquire and dispose of our investments in privately negotiated transactions, so we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Capitala Finance, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Capitala Finance will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Capitala Finance and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Capitala Finance Corp. as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Capitala Finance Corp.

We have audited the accompanying consolidated statements of assets and liabilities of Capitala Finance Corp. (the Company), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 and 2015 by correspondence with the custodian and directly with management or designees of the portfolio companies, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Capitala Finance Corp. at December 31, 2016 and 2015, and the consolidated results of its operations, changes in its net assets, its cash flows for each of the three years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

March 7, 2017
Charlotte, North Carolina

Capitala Finance Corp.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	As of
	December 31, 2016	December 31, 2015
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $391,706 and $391,031, respectively)	$393,525	$404,513
Affiliate investments (amortized cost of $39,279 and $99,290, respectively)	61,464	117,350
Control investments (amortized cost of $82,791 and $79,866, respectively)	86,650	70,593
Total investments at fair value (amortized cost of $513,776 and $570,187, respectively)	541,639	592,456
Cash and cash equivalents	36,281	34,105
Interest and dividend receivable	5,735	5,390
Due from related parties	182	256
Prepaid expenses	506	503
Other assets	72	108
Total assets	$584,415	$632,818
LIABILITIES
SBA debentures (net of deferred financing costs of $2,911 and $3,537, respectively)	$167,789	$180,663
Notes (net of deferred financing costs of $3,025 and $3,583, respectively)	110,413	109,855
Credit Facility (net of deferred financing costs of $759 and $1,649, respectively)	43,241	68,351
Due to related parties	35	6
Management and incentive fee payable	6,426	1,687
Interest and financing fees payable	2,657	2,987
Accounts payable and accrued expenses	536	467
Written call option at fair value (proceeds of $20 and $0, respectively)	2,736	—
Total liabilities	$333,833	$364,016
Commitments and contingencies (Note 2)
NET ASSETS
Common stock, par value $.01, 100,000,000 common shares authorized, 15,868,045 and 15,777,345 common shares issued and outstanding, respectively	$159	$158
Additional paid in capital	240,184	239,104
Undistributed net investment income	22,973	8,570
Accumulated net realized losses from investments	(37,881)	(1,299)
Net unrealized appreciation on investments	27,863	22,269
Net unrealized depreciation on written call option	(2,716)	—
Total net assets	$250,582	$268,802
Total liabilities and net assets	$584,415	$632,818
Net asset value per share	$15.79	$17.04

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Operations
(in thousands, except share and per share data)

	For the Year Ended December 31
	2016	2015	2014
INVESTMENT INCOME
Interest and fee income:
Non-control/non-affiliate investments	$42,667	$39,535	$16,209
Affiliate investments	5,723	11,589	17,105
Control investments	10,718	5,406	5,804
Total interest and fee income	59,108	56,530	39,118
Payment-in-kind interest and dividend income:
Non-control/non-affiliate investments	4,965	2,644	937
Affiliate investments	383	1,363	1,169
Control investments	952	1,077	727
Total payment-in-kind interest and dividend income	6,300	5,084	2,833
Dividend income:
Non-control/non-affiliate investments	263	617	1,818
Affiliate investments	115	115	774
Control investments	2,414	1,369	4,965
Total dividend income	2,792	2,101	7,557
Other Income	85	256	—
Interest income from cash and cash equivalents	27	5	20
Total investment income	68,312	63,976	49,528
EXPENSES
Interest and financing expenses	19,711	19,022	13,375
Base management fee	10,588	10,590	9,289
Incentive fees	6,842	6,043	2,838
General and administrative expenses	3,804	4,052	4,298
Expenses before incentive fee waiver	40,945	39,707	29,800
Incentive fee waiver (See Note 7)	(1,673)	(1,058)	—
Management fee waiver (See Note 7)	—	—	(238)
Total expenses, net of fee waivers	39,272	38,649	29,562
NET INVESTMENT INCOME	29,040	25,327	19,966
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND WRITTEN CALL OPTION:
Net realized gain (loss) from investments:
Non-control/non-affiliate investments	1,261	8,758	2,564
Affiliate investments	(24,172)	(9,109)	(1,843)
Control investments	145	5,787	111
Total realized gain (loss) from investments	(22,766)	5,436	832
Net unrealized appreciation (depreciation) on investments	5,594	(16,913)	(24,238)
Net unrealized depreciation on written call option	(2,716)	—	—
Net loss on investments and written call option	(19,888)	(11,477)	(23,406)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,152	$13,850	$(3,440)
NET INCREASE (DECREASE) IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS – BASIC AND DILUTED	$0.58	$0.91	$(0.27)
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED	15,819,175	15,210,577	12,974,420
DISTRIBUTIONS PAID PER SHARE	$1.80	$2.38	$1.88

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Changes in Net Assets
(in thousands, except share data)

	Common Stock		Additional Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Net Unrealized Appreciation/ (Depreciation) on Investments	Net Unrealized Depreciation on Written Call Option	Total
	Number of Shares	Par Value
BALANCE, December 31, 2013	12,974,420	$130	$188,408	$16,760	$(48)	$63,420	$—	$268,670
Net investment income	—	—	—	19,966	—	—	—	19,966
Net realized gain from investments	—	—	—	—	832	—	—	832
Net change in unrealized depreciation on investments	—	—	—	—	—	(24,238)	—	(24,238)
Issuance of common stock, net of offering and underwriting costs	—	—	—	—	—	—	—	—
Repurchase and retirement of common stock under stock repurchase program	—	—	—	—	—	—	—	—
Distributions to Shareholders:
Stock issued under dividend reinvestment plan	—	—	—	—	—	—	—	—
Distributions declared	—	—	—	(24,393)	—	—	—	(24,393)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	—	(19)	19	—	—	—
BALANCE, December 31, 2014	12,974,420	$130	$188,408	$12,314	$803	$39,182	$—	$240,837
Net investment income	—	—	—	25,327	—	—	—	25,327
Net realized gain from investments	—	—	—	—	5,436	—	—	5,436
Net change in unrealized depreciation on investments	—	—	—	—	—	(16,913)	—	(16,913)
Issuance of common stock, net of offering and underwriting costs	3,500,000	35	61,665	—	—	—	—	61,700
Repurchase and retirement of common stock under stock repurchase program	(774,858)	(8)	(11,992)	—	—	—	—	(12,000)
Distributions to Shareholders:
Stock issued under dividend reinvestment plan	77,783	1	1,023	—	—	—	—	1,024
Distributions declared	—	—	—	(25,673)	(10,936)	—	—	(36,609)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	—	(3,398)	3,398	—	—	—
BALANCE, December 31, 2015	15,777,345	$158	$239,104	$8,570	$(1,299)	$22,269	$—	$268,802
Net investment income	—	—	—	29,040	—	—	—	29,040
Net realized loss from investments	—	—	—	—	(22,766)	—	—	(22,766)
Net change in unrealized appreciation on investments	—	—	—	—	—	5,594		5,594
Net change in unrealized depreciation on written call option	—	—	—	—	—		(2,716)	(2,716)
Distributions to Shareholders:
Stock issued under dividend reinvestment plan	90,700	1	1,102	—	—	—	—	1,103
Distributions declared	—	—	—	(28,475)	—	—	—	(28,475)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(22)	13,838	(13,816)	—	—	—
BALANCE, December 31, 2016	15,868,045	$159	$240,184	$22,973	$(37,881)	$27,863	$(2,716)	$250,582

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Statements of Cash Flows
(in thousands)

	For the Year Ended December 31
	2016	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$9,152	$13,850	$(3,440)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(120,844)	(260,640)	(216,276)
Repayments and sales of investments	163,564	142,713	80,197
Net realized (gain) loss on investments	22,766	(5,436)	(832)
Net unrealized (appreciation) depreciation on investments	(5,594)	16,913	24,238
Payment-in-kind interest and dividends	(6,300)	(5,084)	(2,833)
Accretion of original issue discount on investments	(2,775)	(585)	(111)
Proceeds from written call option	20	—	—
Net unrealized depreciation on written call option	2,716	—	—
Amortization of deferred financing fees	2,149	1,966	1,072
Changes in assets and liabilities:
Interest and dividend receivable	(345)	(2,277)	(196)
Due from related parties	74	262	1,127
Prepaid expenses	(3)	12	139
Other assets	36	166	(274)
Due to related parties	29	(2)	(513)
Management and incentive fee payable	4,739	1,528	(1,998)
Interest and financing fees payable	(330)	85	179
Accounts payable and accrued expenses	69	145	165
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	69,123	(96,384)	(119,356)
CASH FLOWS FROM FINANCING ACTIVITIES
Paydowns on SBA debentures	(13,500)	(8,000)	(10,000)
Proceeds from Credit Facility	29,000	105,000	—
Payments to Credit Facility	(55,000)	(35,000)	—
Issuance of Notes	—	—	113,438
Issuance of common stock, net of offering and underwriting costs	—	61,700	—
Distributions paid to shareholders	(27,372)	(35,585)	(24,393)
Repurchases of common stock under stock repurchase program	—	(12,000)	—
Deferred financing fees paid	(75)	(733)	(6,204)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(66,947)	75,382	72,841
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,176	(21,002)	(46,515)
CASH AND CASH EQUIVALENTS, beginning of year	34,105	55,107	101,622
CASH AND CASH EQUIVALENTS, end of year	$36,281	$34,105	$55,107
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$17,591	$16,349	$12,120
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
Distribution paid through dividend reinvestment plan share issuances	$1,103	$1,024	$—

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units/shares)
December 31, 2016

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/non-affiliated investments – 157.1%
AAE Acquisition, LLC	Industrial Equipment Rental	Second Lien Debt (12% Cash, Due 3/31/18)	$11,000	$11,000	$10,755	4.3%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (14% fully diluted)		17	—	0.0%
				11,017	10,755	4.3%
American Clinical Solutions, LLC	Healthcare	First Lien Debt (10.5% Cash (3 month LIBOR + 9.5%, 1% Floor), Due 6/11/20)(13)	9,034	9,034	8,582	3.4%
				9,034	8,582	3.4%
American Exteriors, LLC	Replacement Window Manufacturer	First Lien Debt (10% PIK, Due 1/1/17)(1)(2)	6,456	4,679	2,571	1.0%
American Exteriors, LLC	Replacement Window Manufacturer	Common Stock Warrants (10% fully diluted)		—	—	0.0%
				4,679	2,571	1.0%
AmeriMark Direct, LLC	Consumer Products	First Lien Debt (12.75% Cash, Due 9/8/21)	19,700	19,192	19,542	7.8%
				19,192	19,542	7.8%
B&W Quality Growers, LLC	Farming	Subordinated Debt (14% Cash, Due 7/23/20)	6,000	5,996	6,000	2.4%
B&W Quality Growers, LLC	Farming	Membership Unit Warrants (91,739 Units)		20	5,779	2.3%
				6,016	11,779	4.7%
BigMouth, Inc.	Consumer Products	First Lien Debt (12.6% Cash, Due 11/14/21)(3)	10,313	10,313	10,313	4.1%
BigMouth, Inc.	Consumer Products	Series A Preferred Stock (350,000 shares, 8% PIK)(6)		354	354	0.1%
				10,667	10,667	4.2%
Bluestem Brands, Inc.	Online Merchandise Retailer	First Lien Debt (8.5% Cash (1 month LIBOR + 7.5%, 1% Floor), Due 11/7/20)	4,279	4,169	4,169	1.7%
				4,169	4,169	1.7%
Brock Holdings III, Inc.	Industrial Specialty Services	Second Lien Debt (10% Cash (1 month LIBOR + 8.25%, 1.75% Floor), Due 3/16/18)	5,000	4,935	4,750	1.9%
				4,935	4,750	1.9%
Brunswick Bowling Products, Inc.	Bowling Products	First Lien Debt (8% Cash (1 month LIBOR + 6.0%, 2% Floor), Due 5/22/20)	1,600	1,600	1,600	0.6%
Brunswick Bowling Products, Inc.	Bowling Products	First Lien Debt (16.25% Cash (1 month LIBOR + 14.25%, 2% Floor), Due 5/22/20)	5,586	5,586	5,586	2.2%
Brunswick Bowling Products, Inc.	Bowling Products	Preferred Shares (2,966 shares, 8% PIK)(6)		3,384	5,317	2.1%
				10,570	12,503	4.9%
Burke America Parts Group, LLC	Home Repair Parts Manufacturer	Membership Units (14 units)		5	1,408	0.6%
				5	1,408	0.6%
California Pizza Kitchen, Inc.	Restaurant	Second Lien Debt (11% Cash (1 month LIBOR + 10%, 1% Floor), Due 8/23/23)	5,000	4,857	4,857	1.9%
				4,857	4,857	1.9%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)		258	137	0.1%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2016

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock Warrants (655,908 units)(7)		$264	$309	0.1%
				522	446	0.2%
Cedar Electronics Holding Corp.	Consumer Electronics	Subordinated Debt (12% Cash, Due 12/26/20)	$21,550	21,550	20,818	8.3%
				21,550	20,818	8.3%
Community Choice Financial, Inc.	Financial Services	First Lien Debt (18% Cash (1 month LIBOR + 17%, 1% Floor), Due 3/30/18)(1)(8)	15,000	15,000	15,000	6.0%
				15,000	15,000	6.0%
Construction Partners, Inc.	Construction Services	Second Lien Debt (11.5% Cash, Due 6/12/20)	9,500	9,500	9,500	3.8%
				9,500	9,500	3.8%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (9% Cash, 2% PIK, Due 11/29/21)	16,267	16,267	15,648	6.2%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (15,750 shares)		1,575	728	0.3%
				17,842	16,376	6.5%
CSM Bakery Solutions, LLC	Bakery Supplies Distributor	Second Lien Debt (8.75% Cash (1 month LIBOR + 7.75%, 1% Floor), Due 8/7/22)	12,000	11,813	10,776	4.3%
				11,813	10,776	4.3%
Emerging Markets Communications, LLC	Satellite Communications	Second Lien Debt (10.625% Cash (1 month LIBOR + 9.625%, 1% Floor), Due 7/1/22)	5,000	4,946	5,000	2.0%
				4,946	5,000	2.0%
Flavors Holdings, Inc.	Food Product Manufacturer	First Lien Debt (6.75% Cash (1 month LIBOR + 5.75%, 1% Floor), Due 4/3/20)	7,100	6,930	6,411	2.6%
Flavors Holdings, Inc.	Food Product Manufacturer	Second Lien Debt (11% Cash (1 month LIBOR + 10%, 1% Floor), Due 10/3/21)	12,000	11,671	10,188	4.1%
				18,601	16,599	6.7%
Group Cirque du Soleil, Inc.	Entertainment	Second Lien Debt (9.25% Cash (3 month LIBOR + 8.25%, 1% Floor), Due 7/8/23)(8)	1,000	988	987	0.4%
				988	987	0.4%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Subordinated Debt (Due 12/9/19)(9)	2,000	2,000	1,532	0.6%
				2,000	1,532	0.6%
Kelle’s Transport Service, LLC	Transportation	First Lien Debt (14% Cash, Due 3/31/19)	13,674	13,668	13,252	5.3%
Kelle’s Transport Service, LLC	Transportation	Preferred Units (1,000 units, 10% PIK Dividend)(6)		3,433	3,433	1.4%
Kelle’s Transport Service, LLC	Transportation	Common Stock Warrants (15% fully diluted)		22	171	0.1%
				17,123	16,856	6.8%
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 9/27/20)(1)	14,667	14,667	14,667	5.9%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)		1,333	6,440	2.6%
				16,000	21,107	8.5%
Nielsen & Bainbridge, LLC	Home Décor Manufacturer	Second Lien Debt (10.5% Cash (6 month LIBOR + 9.25%, 1% Floor), Due 8/15/21)	15,000	14,849	14,670	5.9%
				14,849	14,670	5.9%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2016

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Nth Degree, Inc.	Business Services	First Lien Debt (8.0% Cash (1 month LIBOR + 7%, 1% Floor), 1% PIK, Due 12/14/20)	$9,904	$9,904	$9,904	4.0%
Nth Degree, Inc.	Business Services	First Lien Debt (12.5% Cash (1 month LIBOR + 11.5%, 1% Floor), 2% PIK, Due 12/14/20)	7,351	7,351	7,351	2.9%
Nth Degree, Inc.	Business Services	Preferred Stock (10% PIK dividend)(6)		2,662	4,581	1.8%
				19,917	21,836	8.7%
Portrait Innovations, Inc.	Professional and Personal Digital Imaging	Subordinated Debt (12% Cash, Due 2/26/20)	9,000	9,000	9,000	3.6%
				9,000	9,000	3.6%
Sequoia Healthcare Management, LLC	Healthcare Management	First Lien Debt (12% Cash, 4% PIK, Due 7/17/19)	10,851	10,750	10,851	4.3%
				10,750	10,851	4.3%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	First Lien Debt (12.25% Cash, Due 12/15/18)(2)	15,000	15,000	4,500	1.8%
				15,000	4,500	1.8%
Sur La Table, Inc.	Retail	First Lien Debt (12% Cash, Due 7/28/20)	15,000	15,000	15,000	6.0%
				15,000	15,000	6.0%
Taylor Precision Products, Inc.	Household Product Manufacturer	Series C Preferred Stock (379 shares)		758	1,001	0.4%
				758	1,001	0.4%
U.S. Well Services, LLC	Oil & Gas Services	First Lien Debt (14.1% PIK (1 month LIBOR + 13.5%, 0.5% floor), Due 5/2/19)	15,083	15,054	15,083	6.0%
				15,054	15,083	6.0%
Velum Global Credit Management, LLC	Financial Services	First Lien Debt (15% PIK, Due 12/31/17)(1)(8)	10,553	10,553	10,553	4.2%
				10,553	10,553	4.2%
Vintage Stock, Inc.	Specialty Retail	First Lien Debt (13.1% Cash (1 month LIBOR + 12.5%, 0.5% floor), 3% PIK, Due 11/3/21)	22,067	22,067	22,067	8.8%
				22,067	22,067	8.8%
Vology, Inc.	Information Technology	Subordinated Debt (15% Cash (3 month LIBOR + 14%, 1% Floor, 2% PIK), Due 1/24/21)	8,082	8,082	8,082	3.2%
				8,082	8,082	3.2%
Western Windows Systems, LLC	Building Products	First Lien Debt (11.7% Cash, Due 7/31/20)(3)	10,500	10,500	10,500	4.2%
Western Windows Systems, LLC	Building Products	Membership Units (39,860 units)		3,000	7,652	3.0%
				13,500	18,152	7.2%
Xirgo Technologies, LLC	Information Technology	Subordinated Debt (11.5% Cash, Due 3/1/22)	15,750	15,750	15,750	6.3%
Xirgo Technologies, LLC	Information Technology	Membership Units (400,000 units)		400	400	0.2%
				16,150	16,150	6.5%
Sub Total Non-control/non-affiliated investments				$391,706	$393,525	157.1%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2016

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Affiliate investments – 24.5%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Subordinated Debt (14% Cash, Due 8/9/19)(10)	$3,000	$3,000	$3,000	1.2%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Subordinated Debt (12% Cash, Due 8/9/19)(10)	5,828	5,828	5,828	2.3%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Common Stock (1,253,198 shares)		1,504	1,248	0.5%
				10,332	10,076	4.0%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/17)(1)	8,231	8,231	8,231	3.3%
City Gear, LLC	Footwear Retail	Preferred Membership Units (2.78% fully diluted, 9% Cash Dividend)(6)		1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.38% fully diluted)		—	9,736	3.9%
				9,500	19,236	7.7%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares, 8% PIK dividend)(6)		2,648	2,864	1.1%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)		2	1,046	0.4%
				2,650	3,910	1.5%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)	6,182	6,182	6,182	2.5%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)		818	—	0.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (6,369 shares)		—	—	0.0%
				7,000	6,182	2.5%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)		1,525	8,497	3.4%
				1,525	8,497	3.4%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)		1,000	5,011	2.0%
				1,000	5,011	2.0%
MMI Holdings, LLC	Medical Device Distributor	First Lien Debt (12% Cash, Due 1/31/18)(1)	2,600	2,600	2,600	1.0%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 1/31/18)(1)	400	388	400	0.2%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units, 6% PIK dividend)(6)		1,296	1,433	0.6%
MMI Holdings, LLC	Medical Device Distributor	Common Membership Units (45 units)		—	228	0.1%
				4,284	4,661	1.9%
MTI Holdings, LLC	Retail Display & Security Services	Membership Units (2,000,000 units)(12)		—	537	0.2%
				—	537	0.2%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 4/8/19)(1)	1,425	1,425	1,425	0.6%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% ownership)		750	805	0.3%
				2,175	2,230	0.9%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)(12)		—	109	0.0%
				—	109	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt(12)		813	1,015	0.4%
				813	1,015	0.4%
Sub Total Affiliate investments				$39,279	$61,464	24.5%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2016

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Control investments – 34.6%
CableOrganizer Acquisition, LLC	Computer Supply Retail	First Lien Debt (12% Cash, 4% PIK, Due 5/24/18)	$11,882	$11,882	$11,882	4.8%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (19.7% fully diluted ownership)		1,394	200	0.1%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock Warrants (10% fully diluted ownership)		—	101	0.0%
				13,276	12,183	4.9%
Eastport Holdings, LLC	Business Services	Subordinated Debt (13.9% Cash (3 month LIBOR + 13%, 0.5% Floor), Due 4/29/20)	16,500	13,982	16,500	6.6%
Eastport Holdings, LLC	Business Services	Membership Units (30.1% fully diluted)(11)		4,733	13,395	5.3%
				18,715	29,895	11.9%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/15/18)(1)	1,862	1,862	1,862	0.8%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/15/18)(1)	3,989	3,989	3,989	1.6%
Micro Precision, LLC	Conglomerate	Series A Preferred Units (47 units)		1,629	2,523	1.0%
				7,480	8,374	3.4%
Navis Holdings, Inc.	Textile Equipment Manufacturer	First Lien Debt (15% Cash, Due 10/30/20)(1)	6,500	6,500	6,500	2.6%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares, 10% Cash Dividend)		1,000	1,000	0.4%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)		1	5,634	2.2%
				7,501	13,134	5.2%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/17)(1)(2)	10,303	9,837	10,303	4.1%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)		3,278	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)		2,365	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)		33	—	0.0%
				15,513	10,303	4.1%
Print Direction, Inc.	Printing Services	First Lien Debt (10% Cash, 2% PIK, Due 2/24/19)	17,316	17,316	12,761	5.1%
Print Direction, Inc.	Printing Services	Common Stock (18,543 shares)		2,990	—	0.0%
Print Direction, Inc.	Printing Services	Common Stock Warrants (820 shares)		—	—	0.0%
				20,306	12,761	5.1%
Sub Total Control investments				$82,791	$86,650	34.6%
TOTAL INVESTMENTS – 216.2%				$513,776	$541,639	216.2%
Derivatives – (1.1)%
Eastport Holdings, LLC	Business Services	Written Call Option(11)		$(20)	$(2,736)	(1.1)%
				$(20)	$(2,736)	(1.1)%
TOTAL DERIVATIVES – (1.1)%				$(20)	$(2,736)	(1.1)%

(1)	The maturity date of the original investment has been extended.
(2)	Non-accrual investment.
(3)	The cash rate equals the approximate current yield on our last-out portion of the unitranche facility.
(4)	All debt investments are income producing, unless otherwise noted. Equity and warrant investments are non-income producing, unless otherwise noted.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2016

(5)	Percentages are based on net assets of $250,582 as of December 31, 2016.
(6)	The equity investment is income producing, based on rate disclosed.
(7)	The equity investment has an exercisable put option.
(8)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2016, 4.5% of the Company’s total assets were non-qualifying assets.
(9)	Interest rate was amended to zero. The Company is entitled to receive earn-out payments of up to $2.4 million in satisfaction of the debt.
(10)	In addition to the stated rate, the investment is paying 3% default interest.
(11)	The Company has written a call option that enables CapitalSouth Partners Florida Sidecar Fund II, L.P. to purchase up to 31.25% of the Company’s interest at a strike price of $1.5 million. As of December 31, 2016, the fair value of the written call option is approximately $2.7 million. See Note 4 to the consolidated financial statements for further detail on the written call option transaction.
(12)	The investment has been exited. The residual value reflects estimated escrow to be settled post-closing.
(13)	The portfolio company is currently being charged default interest rate of prime plus 10.5%.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments
(in thousands, except for units/shares)
December 31, 2015

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/non-affiliated investments – 150.5%
AAE Acquisition, LLC	Industrial Equipment Rental	Second Lien Debt (12% Cash, Due 3/31/18)(1)	$11,000	$11,000	$11,000	4.1%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (14% fully diluted)		17	2,181	0.8%
				11,017	13,181	4.9%
American Clinical Solutions, LLC	Healthcare	First Lien Debt (10.5% Cash (3 month LIBOR + 9.5%, 1% Floor), Due 6/11/20)	9,750	9,750	9,750	3.6%
				9,750	9,750	3.6%
American Exteriors, LLC	Replacement Window Manufacturer	First Lien Debt (14% Cash, Due 1/15/16)(1)(2)	4,879	3,679	3,196	1.2%
American Exteriors, LLC	Replacement Window Manufacturer	Common Stock Warrants (15% fully diluted)		—	—	0.0%
				3,679	3,196	1.2%
B&W Quality Growers, LLC	Farming	Subordinated Debt (14% Cash, Due 7/23/20)	10,000	9,992	10,000	3.7%
B&W Quality Growers, LLC	Farming	Membership Unit Warrants (91,739 Units)		20	5,408	2.0%
				10,012	15,408	5.7%
Bluestem Brands, Inc.	Online Merchandise Retailer	First Lien Debt (8.5% Cash (1 month LIBOR + 7.5%, 1% Floor), Due 11/7/20)	4,529	4,382	4,382	1.6%
				4,382	4,382	1.6%
Boot Barn Holdings, Inc.	Western Wear Retail	Common Stock (95,252 shares)(8)		381	1,171	0.4%
				381	1,171	0.4%
Brock Holdings III, Inc.	Industrial Specialty Services	Second Lien Debt (10% Cash (1 month LIBOR + 8.25%, 1.75% Floor), Due 3/16/18)	5,000	4,881	4,881	1.8%
				4,881	4,881	1.8%
Brunswick Bowling Products, Inc.	Bowling Products	First Lien Debt (8% Cash (1 month LIBOR + 6.0%, 2% Floor), Due 5/22/20)	2,000	2,000	2,000	0.7%
Brunswick Bowling Products, Inc.	Bowling Products	First Lien Debt (16.25% Cash (1 month LIBOR + 14.25%, 2% Floor), Due 5/22/20)	6,983	6,983	6,983	2.6%
Brunswick Bowling Products, Inc.	Bowling Products	Preferred Shares (2,966 shares, 8% PIK)(6)		3,118	3,141	1.2%
				12,101	12,124	4.5%
Burke America Parts Group, LLC	Home Repair Parts Manufacturer	First Lien Debt (9.5% Cash, Due 4/30/20)	5,000	4,868	4,868	1.8%
Burke America Parts Group, LLC	Home Repair Parts Manufacturer	Membership Units (14 units)		5	533	0.2%
				4,873	5,401	2.0%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)		258	223	0.1%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock Warrants (655,908 units)(7)		264	498	0.2%
				522	721	0.3%
Cedar Electronics Holding Corp.	Consumer Electronics	Subordinated Debt (12% Cash, Due 12/26/20)	28,300	28,300	28,300	10.5%
				28,300	28,300	10.5%
Community Choice Financial, Inc.	Financial Services	First Lien Debt (14% Cash (1 month LIBOR + 13%, 1% Floor), Due 3/27/17)(8)(11)	17,161	17,161	17,161	6.4%
				17,161	17,161	6.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2015

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Construction Partners, Inc.	Construction Services	Second Lien Debt (11.5% Cash, Due 6/12/20)	$12,500	$12,500	$12,500	4.7%
				12,500	12,500	4.7%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (9% Cash, 2% PIK, Due 11/29/21)	15,941	15,941	15,941	5.9%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (15,750 shares)		1,575	1,917	0.7%
				17,516	17,858	6.6%
Crowley Holdings, Inc.	Transportation	Series A Income Preferred Shares (6,000 shares, 10% Cash, 2% PIK dividend)(6)		6,271	6,271	2.3%
				6,271	6,271	2.3%
CSM Bakery Solutions, LLC	Bakery Supplies Distributor	Second Lien Debt (8.75% Cash (1 month LIBOR + 7.75%, 1% Floor), Due 8/7/22)	17,000	16,687	16,146	6.0%
				16,687	16,146	6.0%
DSW Homes, LLC	Disaster Recovery Homebuilding	First Lien Debt (12.61% Cash (3 month LIBOR + 12%), Due 9/24/18)	2,000	2,000	2,000	0.7%
				2,000	2,000	0.7%
Emerging Markets Communications, LLC	Satellite Communications	Second Lien Debt (10.625% Cash (1 month LIBOR + 9.625%, 1% Floor), Due 7/1/22)	5,000	4,932	4,932	1.8%
				4,932	4,932	1.8%
Flavors Holdings, Inc.	Food Product Manufacturer	First Lien Debt (6.75% Cash (1 month LIBOR + 5.75%, 1% Floor), Due 4/3/20)	7,500	7,265	6,917	2.6%
Flavors Holdings, Inc.	Food Product Manufacturer	Second Lien Debt (11% Cash (1 month LIBOR + 10%, 1% Floor), Due 10/3/21)	12,000	11,601	10,519	3.9%
				18,866	17,436	6.5%
Group Cirque du Soleil, Inc.	Entertainment	Second Lien Debt (9.25% Cash (3 month LIBOR + 8.25%, 1% Floor), Due 7/8/23)(8)	1,000	986	986	0.4%
				986	986	0.4%
Immersive Media Tactical Solutions, LLC	Specialty Defense Contractor	Subordinated Debt (Due 12/9/19)(14)	2,000	2,000	1,800	0.7%
				2,000	1,800	0.7%
Kelle’s Transport Service, LLC	Transportation	First Lien Debt (14% Cash, Due 3/31/19)	14,562	14,551	14,562	5.4%
Kelle’s Transport Service, LLC	Transportation	Preferred Units (1,000 units, 10% PIK Dividend)(6)		3,101	3,101	1.2%
Kelle’s Transport Service, LLC	Transportation	Common Stock Warrants (15% fully diluted)		22	3,310	1.2%
				17,674	20,973	7.8%
Maxim Crane Works, L.P.	Crane Rental and Sales	Second Lien Debt (10.25% Cash (1 month LIBOR + 9.25%, 1% Floor), Due 11/26/18)	5,000	5,032	5,032	1.9%
				5,032	5,032	1.9%
Medical Depot, Inc.	Medical Device Distributor	Subordinated Debt (14% Cash, Due 9/27/20)(1)	14,667	14,667	14,667	5.5%
Medical Depot, Inc.	Medical Device Distributor	Series C Convertible Preferred Stock (740 shares)		1,333	8,345	3.1%
				16,000	23,012	8.6%
Merlin International, Inc.	IT Government Contracting	Subordinated Debt (12.5% Cash, Due 12/16/19)	20,000	20,000	20,000	7.4%
				20,000	20,000	7.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2015

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Nielsen & Bainbridge, LLC	Home Décor Manufacturer	Second Lien Debt (10.25% Cash (6 month LIBOR + 9.25%, 1% Floor), Due 8/15/21)	$15,000	$14,816	$14,614	5.4%
				14,816	14,614	5.4%
Nth Degree, Inc.	Business Services	First Lien Debt (8.0% Cash (1 month LIBOR + 7%, 1% Floor), 1% PIK, Due 12/14/20)	12,256	12,256	12,256	4.6%
Nth Degree, Inc.	Business Services	First Lien Debt (12.5% Cash (1 month LIBOR + 11.5%, 1% Floor), 2% PIK, Due 12/14/20)	9,009	9,009	9,009	3.4%
Nth Degree, Inc.	Business Services	Preferred Stock (10% PIK dividend)(6)		3,015	3,015	1.1%
				24,280	24,280	9.1%
Portrait Innovations, Inc.	Professional and Personal Digital Imaging	Subordinated Debt (12% Cash, Due 2/26/20)	15,000	15,000	15,000	5.6%
				15,000	15,000	5.6%
Sequoia Healthcare Management, LLC	Healthcare Management	First Lien Debt (12% cash, 4% PIK, due 7/17/19)	11,525	11,370	11,525	4.3%
				11,370	11,525	4.3%
Sierra Hamilton, LLC	Oil & Gas Engineering and Consulting Services	First Lien Debt (12.25% Cash, Due 12/15/18)	15,000	15,000	10,075	3.7%
				15,000	10,075	3.7%
Sparus Holdings, Inc.	Energy Services	First Lien Debt (12% Cash, Due 9/30/16)(1)	5,120	5,120	5,120	1.9%
Sparus Holdings, Inc.	Energy Services	Subordinated Debt (12% Cash, Due 9/30/16)(1)	5,380	5,380	5,380	2.0%
				10,500	10,500	3.9%
Taylor Precision Products, Inc.	Household Product Manufacturer	Series C Preferred Stock (379 shares)		758	758	0.3%
				758	758	0.3%
Tenere, Inc.	Industrial Manufacturing	First Lien Debt (11% Cash, 2% PIK, Due 12/15/17)(9)	3,582	3,582	3,582	1.3%
				3,582	3,582	1.3%
U.S. Well Services, LLC	Oil & Gas Services	First Lien Debt (12.0% Cash (1 month LIBOR + 11.5%, 0.5% floor), Due 5/2/19)	14,189	14,133	14,189	5.3%
				14,133	14,189	5.3%
Velum Global Credit Management, LLC	Financial Services	First Lien Debt (15% PIK, Due 12/31/17)(1)(8)	9,069	9,069	9,069	3.4%
				9,069	9,069	3.4%
Vology, Inc.	Information Technology	Subordinated Debt (15% Cash (3 month LIBOR + 14%, 1% Floor), Due 1/24/21)	8,000	8,000	8,000	3.0%
				8,000	8,000	3.0%
Western Windows Systems, LLC	Building Products	First Lien Debt (12.2% Cash, Due 7/31/20)(3)	14,000	14,000	14,000	5.3%
Western Windows Systems, LLC	Building Products	Membership units (39,860 units)		3,000	4,299	1.6%
				17,000	18,299	6.9%
Sub Total Non-control/non-affiliated investments				$391,031	$404,513	150.5%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2015

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Affiliate investments – 43.6%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Subordinated Debt (14% Cash, Due 8/9/19)	$3,000	$3,000	$3,000	1.1%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Subordinated Debt (12% Cash, Due 8/9/19)	5,828	5,828	5,828	2.2%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Common Stock (1,253,198 shares)		1,504	3,080	1.1%
				10,332	11,908	4.4%
City Gear, LLC	Footwear Retail	Subordinated Debt (13% Cash, Due 9/28/17)(1)	8,231	8,231	8,231	3.1%
City Gear, LLC	Footwear Retail	Preferred Membership Units (2.78% fully diluted, 9% Cash dividend)(6)		1,269	1,269	0.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.38% fully diluted)		—	9,182	3.4%
				9,500	18,682	7.0%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares, 8% PIK dividend)(6)		2,413	2,764	1.0%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)		2	1,162	0.4%
				2,415	3,926	1.4%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13% Cash, Due 7/16/18)(13)	5,182	5,182	5,182	1.9%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)		818	—	0.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (4,506 shares)		—	—	0.0%
				6,000	5,182	1.9%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)		1,525	3,342	1.2%
				1,525	3,342	1.2%
MJC Holdings, LLC	Specialty Clothing	Series A Preferred Units (2,000,000 units)		1,000	4,696	1.7%
				1,000	4,696	1.7%
MMI Holdings, LLC	Medical Device Distributor	First Lien Debt (12% Cash, Due 1/31/17)(1)	2,600	2,600	2,600	1.0%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6% Cash, Due 1/31/17)(1)	400	388	400	0.1%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units, 6% PIK dividend)(6)		1,216	1,350	0.5%
MMI Holdings, LLC	Medical Device Distributor	Common Membership Units (45 units)		—	319	0.1%
				4,204	4,669	1.7%
MTI Holdings, LLC	Retail Display & Security Services	Subordinated Debt (12% Cash, Due 11/1/18)	8,000	8,000	8,000	3.0%
MTI Holdings, LLC	Retail Display & Security Services	Membership Units (2,000,000 units)		2,000	13,917	5.3%
				10,000	21,917	8.3%
Source Capital ABUTEC, LLC	Oil & Gas Services	First Lien Debt (12% Cash, 3% PIK, Due 12/28/17)(2)(12)	5,741	5,404	2,247	0.8%
Source Capital ABUTEC, LLC	Oil & Gas Services	Preferred Membership Units (10.5% fully diluted)		1,240	—	0.0%
				6,644	2,247	0.8%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Subordinated Debt (13% Cash, Due 2/17/17)	2,500	2,500	2,500	0.9%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Common Stock Warrants (6.65% ownership)		—	616	0.2%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% ownership)		750	865	0.3%
				3,250	3,981	1.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2015

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Source Recycling, LLC	Scrap Metal Recycler	Subordinated Debt (13% Cash, Due 9/2/16)(2)	$5,000	$5,000	$3,106	1.2%
				5,000	3,106	1.2%
STX Healthcare Management Services, Inc.	Dental Practice Management	Subordinated Debt (12.5% Cash, Due 7/31/18)(1)	6,425	6,425	6,398	2.4%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)		1,200	1,047	0.4%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock Warrants (1,154,254 shares)		218	1,007	0.4%
				7,843	8,452	3.2%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)(2)	13,718	13,649	8,368	3.2%
TCE Holdings, Inc.	Oil & Gas Services	Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)(2)	10,931	10,876	6,668	2.5%
TCE Holdings, Inc.	Oil & Gas Services	Class A Common Stock (3,600 shares)		3,600	—	0.0%
				28,125	15,036	5.7%
V12 Holdings, Inc.	Data Processing & Digital Marketing	First Lien Debt (15% PIK, Due 11/26/16)	471	471	1,047	0.4%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt (0% Cash, Due 11/26/16)(1)	663	361	663	0.2%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt (0% Cash, Due 11/26/16)(1)	81	44	81	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt (0% Cash, Due 11/26/16)(1)	3,563	2,369	3,563	1.3%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt (0% Cash, Due 11/26/16)(1)	299	207	299	0.1%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt (0% Cash, Due 11/26/16)(1)	2,750	—	2,750	1.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt (0% Cash, Due 11/26/16)(1)	243	—	243	0.1%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-1 Preferred Stock (255,102 shares)		—	178	0.1%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-3 Preferred Stock (88,194 shares)		—	55	0.0%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Series A-5 Preferred Stock (20,530 shares)		—	1,327	0.5%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Common Stock Warrants (2,063,629 warrants)		—	—	0.0%
				3,452	10,206	3.7%
Sub Total Affiliate investments				$99,290	$117,350	43.6%
Control investments – 26.3%
CableOrganizer Acquisition, LLC	Computer Supply Retail	First Lien Debt (12% Cash, 4% PIK, Due 5/24/18)	$11,025	$11,025	$11,025	4.1%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (1,125,000 shares)		1,125	9	0.0%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock Warrants (570,000 shares)		—	4	0.0%
				12,150	11,038	4.1%
Capitala Senior Liquid Loan Fund I, LLC	Investment Fund	Common Stock (80% ownership)(8)		20,000	17,867	6.6%
				20,000	17,867	6.6%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10% Cash, Due 9/16/16)	1,862	1,862	1,862	0.7%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14% Cash, 4% PIK, Due 9/16/16)	3,830	3,830	3,830	1.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.

Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2015

Company(4),(5)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Micro Precision, LLC	Conglomerate	Series A Preferred Units (47 units)		$1,629	$1,629	0.6%
				7,321	7,321	2.7%
Navis Holdings, Inc.	Textile Equipment Manufacturer	First Lien Debt (15%, 2% PIK at Company’s option, Due 10/30/20)(1)(10)	$6,500	6,500	6,500	2.4%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares, 10% Cash Dividend)(6)		1,000	1,000	0.4%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)		1	5,354	2.0%
				7,501	12,854	4.8%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/16)(2)	8,539	8,448	4,425	1.6%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)		3,278	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)		2,365	—	0.0%
On-Site Fuel Services, Inc.	Fuel Transportation Services	Common Stock (33,107 shares)		33	—	0.0%
				14,124	4,425	1.6%
Print Direction, Inc.	Printing Services	First Lien Debt (10% Cash, 2% PIK, Due 2/24/19)	15,780	15,780	15,780	6.0%
Print Direction, Inc.	Printing Services	Common Stock (18,543 shares)		2,990	1,253	0.5%
Print Direction, Inc.	Printing Services	Common Stock Warrants (820 shares)		—	55	0.0%
				18,770	17,088	6.5%
Sub Total Control investments				$79,866	$70,593	26.3%
TOTAL INVESTMENTS – 220.4%				$570,187	$592,456	220.4%

(1)	The maturity date of the original investment has been extended.
(2)	Non-accrual investment.
(3)	The cash rate equals the approximate current yield on our last-out portion of the unitranche facility.
(4)	All debt investments are income producing, unless otherwise noted. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	Percentages are based on net assets of $268,802 as of December 31, 2015.
(6)	The equity investment is income producing, based on rate disclosed.
(7)	The equity investment has an exercisable put option.
(8)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2015, 7.3% of the Company’s total assets were non-qualifying assets.
(9)	The investment has a $0.6 million unfunded commitment.
(10)	The investment has a $1.0 million unfunded commitment.
(11)	The investment has a $2.8 million unfunded commitment.
(12)	Interest rate amended to 15% PIK through February 15, 2016.
(13)	Interest rate amended to 15% through June 30, 2016.
(14)	Interest rate was amended to zero. The Company is entitled to receive earn-out payments of up to $2.4 million in satisfaction of the debt.

See accompanying notes to consolidated financial statements.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 1. Organization

Capitala Finance Corp. (“Capitala Finance Corp.,” the “Company”, “we”, “us”, and “our”) is an externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and as such, is subject to reduced public company reporting requirements. The Company commenced operations on May 24, 2013 and completed its initial public offering (“IPO”) on September 30, 2013. The Company is managed by Capitala Investment Advisors, LLC (the “Investment Advisor”), an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Capitala Advisors Corp. (the “Administrator”) provides the administrative services necessary for the Company to operate. For U.S. federal income tax purposes, the Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company was formed for the purpose of (i) acquiring, through a series of transactions, an investment portfolio from the following entities: CapitalSouth Partners Fund I Limited Partnership (“Fund I”); CapitalSouth Partners Fund II Limited Partnership (“Fund II”); CapitalSouth Partners Fund III, L.P. (“Fund III Parent”); CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”) and CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar” and, collectively with Fund I, Fund II, Fund III and Fund III Parent, the “Legacy Funds”); (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in lower middle-market and traditional middle-market companies.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the U.S. Small Business Administration (“SBA”) under the Small Business Investment Company (“SBIC”) Act, the Company offers customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. The Company invests in first lien, second lien and subordinated loans, and, to a lesser extent, equity securities issued by lower middle-market companies and traditional middle-market companies.

On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock (the “Formation Transactions”). Fund II, Fund III and Florida Sidecar became the Company’s wholly owned subsidiaries. Fund II and Fund III retained their SBIC licenses, continued to hold their existing investments at the time of the IPO and have continued to make new investments. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of $20.00 per share, resulting in net proceeds to the Company of $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The Company is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC 946”). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and pursuant to the requirements for reporting

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 2. Summary of Significant Accounting Policies  – (continued)

on Form 10-K and Article 6 and Article 10 of Regulation S-X. The consolidated financial statements of the Company include the accounts of the Company and its wholly owned subsidiaries as described in the Formation Transactions above.

The Company’s financial statements as of December 31, 2016 and 2015 are presented on a consolidated basis. The effects of all intercompany transactions between the Company and its consolidated subsidiaries (Fund II, Fund III, and the Florida Sidecar) have been eliminated in consolidation. All financial data and information included in these consolidated financial statements have been presented on the basis described above. In the opinion of management, the consolidated financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.

Certain reclassifications have been made in the sub-classification of debt investments as of December 31, 2015 and for the two years in the period then ended in order to conform to current presentation.

Use of Estimates in the Preparation of Financial Statements

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates under different assumptions and conditions. The most significant estimates in the preparation of the consolidated financial statements are investment valuation, revenue recognition, and income taxes.

Consolidation

As provided under Regulation S-X and ASC 946, the Company will generally not consolidate its investment in a company other than a substantially wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly owned subsidiaries in its consolidated financial statements. The Company did not consolidate its interest in Capitala Senior Liquid Loan Fund I, LLC (“CSLLF”) during the periods it was in existence because the investment was not considered a substantially wholly owned investment company subsidiary. Further, CSLLF was a joint venture for which shared power existed relating to the decisions that most significantly impacted the economic performance of the entity. See Note 4 to the consolidated financial statements for description of the Company’s investment in CSLLF.

Segments

In accordance with ASC Topic 280 — Segment Reporting (“ASC 280”), the Company has determined that it has a single reporting segment and operating unit structure. While the Company invests in several industries and geographic locations, all investments share similar business and economic risks. As such, all investment activities have been aggregated into a single segment.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies its investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 2. Summary of Significant Accounting Policies  – (continued)

“Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. Generally under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5% and 25% of the voting securities of such company.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4.

In determining fair value, the Company’s board of directors (the “Board”) uses various valuation approaches, and engages a third-party valuation firm, which provides an independent valuation of certain investments. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Board’s assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 2. Summary of Significant Accounting Policies  – (continued)

In estimating fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes original issue discount or premium and payment-in-kind (“PIK”) income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

As a practical expedient, the Company used the net asset value (“NAV”) as the basis for the fair value of its investment in CSLLF. CSLLF recorded its underlying investments at fair value on a daily basis utilizing pricing information from third-party sources. Management may perform model-based analytical valuations in instances where an investment is considered illiquid or for which pricing is not available from third-party sources.

The following valuation methodologies are utilized by the Company in estimating fair value and are summarized as follows:

Enterprise Value Waterfall Approach

The enterprise value waterfall approach determines an enterprise value based on earnings before interest, tax, depreciation and amortization (“EBITDA”) multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including, but not limited to, operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. In certain instances, the Company may also utilize revenue multiples to determine enterprise value. When available, the Company may assign a pricing multiple or value its equity investments based on the value of recent investment transactions in the subject portfolio company or offers to purchase the portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.

The enterprise value waterfall approach is primarily utilized to value the Company’s equity securities, including warrants. However, the Company may utilize the enterprise value waterfall approach to value certain debt securities.

Income Approach

The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk. Because the majority of the Company’s portfolio companies do not have a public credit rating, determining a discount rate often involves assigning an implied credit rating based on the portfolio company’s operating metrics compared to average metrics of similar publicly rated debt. Operating metrics include, but are not limited to, EBITDA, interest coverage, leverage ratio, return of capital, and debt to equity ratios. The implied credit rating is used to assign a base discount rate range based on publicly available yields on similarly rated debt securities. The Company may apply a premium to the discount rate utilized in determining fair value when performance metrics and other qualitative information indicates that there is an additional level of uncertainty about collectability of cash flows.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 2. Summary of Significant Accounting Policies  – (continued)

Asset Approach

The asset approach values an investment based on the value of the underlying collateral securing the investment. This approach is used when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Interest income and paid-in-kind interest income:   Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company has loans in the portfolio that contain a PIK provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on an accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual investments:  Generally, when interest and/or principal payments on a loan become 90 days or more past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status, and will generally cease recognizing interest income and PIK interest on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. The Company may elect to cease accruing PIK interest and continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.

Gains and losses on investment sales and paydowns:  Realized gains and losses on investments are recognized using the specific identification method.

Dividend income and paid-in-kind dividends:  Dividend income is recognized on the date dividends are declared. Dividend income may be reversed in the event that a previously declared dividend is no longer expected to be paid by the portfolio company. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.

Original issue discount/premiums:  Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan. Any remaining discount/premium is accreted or amortized into income upon prepayment of the loan.

Other income:  Origination fees (to the extent services are performed to earn such income), amendment fees, consent fees, and other fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to maturity date are recorded as income upon receipt.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 2. Summary of Significant Accounting Policies  – (continued)

Loan Sales

The Company follows the guidance in ASC Topic 860 — Transfers and Servicing (“ASC 860”) when accounting for loan participations and partial loan sales as it relates to concluding on sales accounting treatment for such transactions. Based on the Company’s analysis of all loan participations and partial sales completed, the Company believes that all such transactions meet the criterion required by ASC 860 to qualify for sales accounting treatment.

General and Administrative Expenses

General and administrative expenses are paid as incurred. The Company’s administrative expenses include personnel and overhead expenses allocable to the Company paid by and reimbursed to the Administrator under an administration agreement between the Company and the Administrator (the “Administration Agreement”). Other operating expenses such as legal and audit fees, director fees, and director and officer insurance are generally paid directly by the Company.

Deferred Financing Fees

Costs incurred to issue the Company’s debt obligations are capitalized and are amortized over the term of the debt agreements under the effective interest method.

Commitments and Contingencies

As of December 31, 2016 and December 31, 2015, the Company had outstanding unfunded commitments related to debt investments in existing portfolio companies of $1.2 million (On-Site Fuel Services, Inc.) and $4.4 million ($0.6 million to Tenere, Inc, $1.0 million to Navis Holdings, Inc, and $2.8 million to Community Choice Financial Inc.), respectively.

In the ordinary course of business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management believes that the likelihood of such an event is remote.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company or result in direct losses to the Company. In management’s opinion, no direct losses with respect to litigation contingencies were probable as of December 31, 2016 and December 31, 2015. Management is of the opinion that the ultimate resolution of such claims will not materially affect the Company’s business, financial position, results of operations or liquidity. Furthermore, in management’s opinion, it is not possible to estimate a range of reasonably possible losses with respect to other litigation contingencies.

Income Taxes

The Company has elected to be treated for U.S. federal income tax purposes, and intends to comply with the requirements to qualify annually thereafter, as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes. Therefore, no provision has been recorded for U.S. federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 2. Summary of Significant Accounting Policies  – (continued)

Depending on the level of taxable income earned in an excise tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next excise tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Since the Company’s IPO, the Company has not accrued or paid excise tax.

In accordance with certain applicable U.S. Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. For income tax purposes, the Company has paid distributions on its common stock from ordinary income in the amount of $24.5 million, $25.1 million, and $18.3 million during the tax years ended August 31, 2016, 2015 and 2014, respectively.

ASC Topic 740 — Income Taxes (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of December 31, 2016 and December 31, 2015, there were no uncertain tax positions.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company’s activities since commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities for the tax years ended August 31, 2016, 2015, and 2014. No interest expense or penalties have been assessed as of December 31, 2016 and 2015. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

Distributions

Distributions to common stockholders are recorded as payable on the declaration date. The amount to be paid out as a dividend is determined by the Board. Net capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 2. Summary of Significant Accounting Policies  – (continued)

The Company has adopted an “opt out” dividend reinvestment plan (“DRIP”) for common stockholders. As a result, if the Company declares a cash dividend or other distribution, each stockholder that has not “opted out” of the DRIP will have its dividends automatically reinvested in additional shares of the Company’s common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

The Investment Advisor has broad discretion in making investments for the Company. Investments will generally consist of debt and equity instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially.

The Investment Advisor may attempt to minimize this risk by maintaining low debt-to-liquidation values with each debt investment and the collateral underlying the debt investment.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Recent Accounting Pronouncements

In August, 2014, the Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) 2014-15, Presentation of Financial Statements — Going Concern (Subtopic 205-40) (“ASU 2014-15”). ASU 2014-15 requires the Company to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within the one year period subsequent to the date that the financial statements are issued or within the one year period subsequent to the date that the financial statements are available to be issued. ASU 2014-15 becomes effective for fiscal periods ending after December 15, 2016; however, early adoption is permitted. Management has evaluated the Company’s ability to continue as a going concern under the guidance issued in ASU 2014-15 and believes that there are no conditions that raise substantial doubt about the Company’s ability to continue as a going concern. As such, additional disclosure is not required and the consolidated financial statements have been presented on the going concern basis of accounting.

In April 2015, the FASB issued ASU No. 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires that debt issuance costs related to a recognized debt liability be presented in the consolidated statements of assets and liabilities as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this ASU. ASU 2015-03 is effective for fiscal years that begin after December 15, 2015. Management elected to early adopt this standard as of October 1, 2015 and the required disclosures are presented in the consolidated

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 3. Recent Accounting Pronouncements  – (continued)

financial statements. The adoption of the provisions of ASU 2015-03 did not materially impact the Company’s consolidated financial position or results of operations.

In May 2015, FASB issued ASU 2015-07, Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (“ASU 2015-07”). ASU 2015-07 permits a reporting entity, as a practical expedient, to measure the fair value of certain investments using the net asset value per share of the investment and provides guidance on required disclosures for such investments. The standard is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. The adoption of the provisions of ASU 2015-07 did not materially impact the Company’s consolidated financial position or results of operations.

In January 2016, FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial position or results of operations.

Note 4. Investments and Fair Value Measurements

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the SBA under the SBIC Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest in first lien, second lien and subordinated loans. Most of our debt investments are coupled with equity interests, whether in the form of detachable “penny” warrants or equity co-investments made pari-passu with our borrowers’ financial sponsors. As of December 31, 2016, our portfolio consisted of investments in 53 portfolio companies with a fair value of approximately $541.6 million.

Most of the Company’s debt investments are structured as first lien loans. First lien loans may contain some minimum amount of principal amortization, excess cash flow sweep feature, prepayment penalties, or any combination of the foregoing. First lien loans are secured by a first priority lien in existing and future assets of the borrower and may take the form of term loans or delayed draw facilities. In some cases, first lien loans may be subordinated, solely with respect to the payment of cash interest, to an asset based revolving credit facility.

The Company also invests in debt instruments structured as second lien loans. Second lien loans are loans which have a second priority security interest in all or substantially all of the borrower’s assets, and which are not subject to the blockage of cash interest payments to us at the first lien lender’s discretion.

In addition to first and second lien loans, the Company may also invest in subordinated loans. Subordinated loans typically have second lien loans on all or substantially all of the borrower’s assets, and unlike second lien loans, may be subject to the interruption of cash interest payments upon certain events of default, at the discretion of the first lien lender.

During the year ended December 31, 2016, the Company made approximately $120.8 million of investments and had approximately $163.6 million in repayments and sales resulting in net repayments and sales of approximately $42.8 million for the year. During the year ended December 31, 2015, the Company made approximately $260.6 million of investments and had approximately $142.7 million in repayments and

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

sales resulting in net investments of approximately $117.9 million for the year. During the year ended December 31, 2014, the Company made approximately $216.3 million of investments and had approximately $80.2 million in repayments and sales resulting in net investments of approximately $136.1 million for the year.

On August 31, 2016, the Company sold a portion of 14 securities across 10 portfolio companies to CapitalSouth Partners Florida Sidecar Fund II, L.P. (“FSC II”), including granting an option to acquire a portion of the Company’s equity investment in Eastport Holdings, LLC (the “Written Call Option”), in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, the Company received cash consideration of $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. These assets were sold to FSC II at their June 30, 2016 fair market values, resulting in a net realized gain of $0.1 million. The proceeds from the redemption of partnership interests in FSC II are included in gross repayments and sales of investments received for the period. The Company’s Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act.

The Company collected and will periodically collect principal and interest payments related to certain of the securities purchased by FSC II. Such principal and interest payments will be remitted timely to FSC II based on its proportionate share of the security. FSC II does not have any recourse to the Company related to the non-payment of principal or interest by the underlying issuers of the securities.

The Written Call Option granted FSC II the right to purchase up to 31.25% of the Company’s equity investment in Eastport Holdings, LLC. The Written Call Option has a strike price of $1.5 million and a termination date of August 31, 2018. The fair value of the Written Call Option, which has been treated as a derivative liability and is recorded in the financial statement line item Written Call Option at fair value in our consolidated statements of assets and liabilities, was approximately $2.7 million as of December 31, 2016. For purposes of determining the fair value of the Written Call Option, the Company calculated the difference in the fair value of the underlying equity investment in Eastport Holdings, LLC and the strike price of the Written Call Option, or intrinsic value. The time value of the Written Call Option as of December 31, 2016 was determined to be insignificant. The Written Call Option is classified as a Level 3 financial instrument. The Written Call Option was the only option contract granted by the Company during the year ended December 31, 2016, and the Written Call Option remained outstanding as of December 31, 2016.

During the year ended December 31, 2016, the Company funded $2.8 million of previously committed capital to existing portfolio companies. During the year ended December 31, 2016, the Company funded $118.0 million of investments in portfolio companies for which it was not previously committed to fund. During the year ended December 31, 2015, the Company funded $52.4 million of previously committed capital to existing portfolio companies. During the year ended December 31, 2015, the Company funded $208.2 million of investments in portfolio companies for which it was not previously committed to fund. During the year ended December 31, 2014, the Company funded $1.5 million of previously committed capital to existing portfolio companies. During the year ended December 31, 2014, the Company funded $214.8 million of investments in portfolio companies for which it was not previously committed to fund. In addition to investing directly in portfolio companies, the Company may assist portfolio companies in securing financing from other sources by introducing portfolio companies to sponsors or by leading a syndicate of investors to provide the portfolio companies with financing. During the year ended December 31, 2016, the Company did not lead any syndicates and did not assist any portfolio companies in obtaining indirect financing. During the year ended December 31, 2015, the Company assisted one company in securing financing from other sources as part of a loan syndication. During the year ended December 31, 2014, the Company assisted one portfolio company in securing financing from other sources.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

The composition of our investments as of December 31, 2016, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First Lien Debt	$244,647	47.6%	$226,578	41.8%
Second Lien Debt	74,559	14.5	71,483	13.2
Subordinated Debt	148,849	29.0	150,232	27.8
Equity and Warrants	45,721	8.9	93,346	17.2
Total	$513,776	100.0%	$541,639	100.0%

The composition of our investments as of December 31, 2015, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total portfolio
First Lien Debt	$207,957	36.5%	$199,843	33.8%
Second Lien Debt	82,435	14.5	80,610	13.6
Subordinated Debt	205,480	36.0	194,485	32.8
Equity and Warrants	54,315	9.5	99,651	16.8
Capitala Senior Liquid Loan Fund I, LLC	20,000	3.5	17,867	3.0
Total	$570,187	100.0%	$592,456	100.0%

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the Board that is consistent with ASC 820 (see Note 2). Consistent with our Company’s valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

In estimating fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes amortized original issue discount and PIK income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

The following table presents fair value measurements of investments, by major class, as of December 31, 2016 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$226,578	$226,578
Second Lien Debt	—	—	71,483	71,483
Subordinated Debt	—	—	150,232	150,232
Equity and Warrants	—	—	93,346	93,346
Total	$—	$—	$541,639	$541,639

The following table presents fair value measurements of the Written Call Option as of December 31, 2016 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Written Call Option	$—	$—	$(2,736)	$(2,736)
Total	$—	$—	$(2,736)	$(2,736)

The following table presents fair value measurements of investments, by major class, as of December 31, 2015 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements(1)
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$199,843	$199,843
Second Lien Debt	—	—	80,610	80,610
Subordinated Debt	—	—	194,485	194,485
Equity and Warrants	1,171	—	98,480	99,651
Total	$1,171	$—	$573,418	$574,589

(1)	Excludes our $17.9 million investment in CSLLF, measured at NAV.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2016 (dollars in thousands):

	First Lien Debt	Second Lien Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2016	$199,843	$80,610	$194,485	$98,480	$573,418
Repayments/sales	(35,823)	(12,750)	(71,527)	(22,410)	(142,510)
Purchases	72,702	4,850	37,406	5,886	120,844
Payment in-kind interest and dividends accrued	4,471	—	596	1,233	6,300
Accretion of original issue discount	364	191	2,219	1	2,775
Realized gain (loss) from investments	(5,024)	(168)	(25,325)	7,078	(23,439)
Net unrealized appreciation (depreciation) on investments	(9,955)	(1,250)	12,378	3,078	4,251
Balance as of December 31, 2016	$226,578	$71,483	$150,232	$93,346	$541,639

The following table provides a reconciliation of the beginning and ending balances for the Written Call Option that use Level 3 inputs for the year ended December 31, 2016 (dollars in thousands):

Written Call Option
Balance as of January 1, 2016	$—
Net unrealized depreciation on Written Call Option	(2,716)
Proceeds from Written Call Option	(20)
Balance as of December 31, 2016	$(2,736)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2015 (dollars in thousands):

	First Lien Debt	Second Lien Debt	Subordinated Debt	Equity and Warrants	Total(1)
Balance as of January 1, 2015	$134,214	$78,678	$155,722	$100,803	$469,417
Repayments/sales	(38,694)	(13,000)	(46,250)	(31,785)	(129,729)
Purchases	111,195	15,811	103,043	10,591	240,640
Payment in-kind interest and dividends accrued	2,820	—	1,374	890	5,084
Accretion of original issue discount	351	221	12	1	585
Realized gain (loss) from investments	(3,990)	—	(15,321)	13,784	(5,527)
Net unrealized appreciation (depreciation) on investments	(6,053)	(1,100)	(4,095)	4,196	(7,052)
Balance as of December 31, 2015	$199,843	$80,610	$194,485	$98,480	$573,418

(1)	Excludes our $17.9 million investment in CSLLF, measured at NAV.

The net change in unrealized appreciation (depreciation) on investments held as of December 31, 2016 and 2015 was $3.9 million and $(5.0) million, respectively, and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets and (liabilities) as of December 31, 2016 were as follows:

	Fair Value (in millions)	Valuation Approach	Unobservable Input	Range (Weighted Average)
First lien debt	$173.3	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	9.5% – 18.0% (14.2%) 2.0x – 6.4x (4.1x) $1.8 million – $166.0 million ($24.1 million)
First lien debt	$53.3	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA Revenue Multiple Revenue	4.5x – 9.0x (6.3x) $2.5 million – $34.3 million ($13.1 million) 0.3x – 0.3x (0.3x) $88.1 million – $88.1 million ($88.1 million)
Second lien debt	$71.5	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	10.0% – 17.3% (13.3%) 0.0x – 7.5x (5.0x) $8.1 million – $166.0 million ($76.5 million)
Subordinated debt	$114.6	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	11.5% – 20.0% (13.6%) 1.5x – 6.7x (4.1x) $2.0 million – $63.7 million ($21.4 million)
Subordinated debt	$35.6	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA	5.0x – 8.7x (6.3x) $1.8 million – $27.6 million ($15.7 million)
Equity and warrants	$93.3	Enterprise Value Waterfall	EBITDA Multiple Adjusted EBITDA	4.5x – 12.2x (7.6x) $1.8 million – $63.7 million ($17.5 million)
Written Call Option	$(2.7)	Enterprise Value Waterfall	EBITDA Multiple Adjusted EBITDA	6.25x – 6.25x (6.25x) $27.6 million – $27.6 million ($27.6 million)

(1)	$2.5 million in subordinated debt and $2.6 million in first lien debt were valued using the asset approach.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2015 were as follows:

	Fair Value(2) (in millions)	Valuation Approach	Unobservable Input	Range (Weighted Average)
First lien debt	$185.5	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	8.0% – 60.0% (13.3%) 1.0x – 6.2x (3.7x) $2.0 million – $162.1 million ($27.7 million)
First lien debt	$14.3	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA Revenue Multiple Revenue	4.5x – 4.5x (4.5x) $13.5 million – $13.5 million ($13.5 million) 3.5x – 3.5x (3.5x) $22.8 million – $22.8 million ($22.8 million)
Second lien debt	$80.6	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	9.3% – 15.3% (11.7%) 0.9x – 5.4x (4.2x) $12.8 million – $221.8 million ($98.0 million)
Subordinated debt	$162.1	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	11.0% – 15.0% (12.6%) 0.6x – 5.2x (3.0x) $2.4 million – $69.8 million ($21.2 million)
Subordinated debt	$32.4	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA Revenue Multiple Revenue	6.0x – 7.5x (7.5x) $2.1 million – $5.4 million ($5.3 million) 3.5x – 3.5x (3.5x) $22.8 million – $22.8 million ($22.8 million)
Equity and warrants	$6.3	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	12.0% – 12.0% (12.0%) 2.0x – 2.0x (2.0x) $344.5 million – $344.5 million ($344.5 million)
Equity and warrants	$92.2	Enterprise Value Waterfall	Revenue Multiple Revenue Adjusted EBITDA Multiple Adjusted EBITDA	3.5x – 3.5x (3.5x) $22.8 million – $22.8 million ($22.8 million) 4.5x – 11.0x (7.3x) $2.0 million – $69.8 million ($18.6 million)

(1)	$9.3 million in subordinated debt and $3.2 million in first lien debt were valued using the asset approach.
(2)	Excludes our $17.9 million investment in CSLLF, measured at NAV.

The significant unobservable inputs used in the valuation of the Company’s investments are required rate of return, adjusted EBITDA, EBITDA multiples, revenue, revenue multiples, and leverage ratios. Changes in any of these unobservable inputs could have a significant impact on the Company’s estimate of fair value. An increase (decrease) in the required rate of return or leverage will result in a lower (higher) estimate of fair value while an increase (decrease) in adjusted EBITDA, EBITDA multiples, revenue, or revenue multiples will result in a higher (lower) estimate of fair value.

Capitala Senior Liquid Loan Fund I, LLC

On March 24, 2015, Capitala and Trinity Universal Insurance Company (“Trinity”), a subsidiary of Kemper Corporation (“Kemper”), entered into a limited liability company agreement to co-manage CSLLF. The purpose and design of the joint venture was to invest primarily in broadly syndicated senior secured loans to larger middle-market companies, which were purchased on the secondary market. Capitala and Trinity have committed to provide $25.0 million of equity to CSLLF, with Capitala providing $20.0 million and Trinity providing $5.0 million, resulting in an 80%/20% economic ownership between the two parties. The board of directors and investment committee of CSLLF were split 50/50 between Trinity and Capitala, resulting in

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

equal voting power between the two entities. In September 2016, the Company and Trinity elected to wind-down operations of CSLLF. During the fourth quarter of 2016, CSLLF sold all referenced assets underlying the total return swap (“TRS”) and declared final distributions, inclusive of dividends and return of capital, in December 2016.

For the years ended December 31, 2016 and December 31, 2015, the Company received $1.8 million and $0.9 million, respectively, in dividend income from our equity interest in CSLLF. For the year ended December 31, 2016, CSLLF declared a return of capital distribution to the Company in the amount of $20.0 million, which included $19.9 million in cash received in December 2016 and $0.1 million to be paid in the first quarter of 2017.

On March 27, 2015, CSLLF entered into a TRS with Bank of America, N.A. (“Bank of America”) that was indexed to a basket of senior secured loans purchased by CSLLF. CSLLF obtained the economic benefit of the loans underlying the TRS, including the net interest spread between the interest income generated by the underlying loans and the interest expense type payment under the TRS, the realized gain (loss) on liquidated loans, and the unrealized appreciation (depreciation) on the underlying loans.

The terms of the TRS were governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the confirmation exchanged thereunder, between CSLLF and Bank of America, which collectively established the TRS, and are collectively referred to herein as the “TRS Agreement.” Pursuant to the terms of the TRS Agreement, CSLLF selected a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $100,000,000, which is also referred to as the maximum notional amount of the TRS. Each individual loan, and the portfolio of loans taken as a whole, had to meet criteria described in the TRS Agreement. CSLLF received from Bank of America a periodic payment on set dates that is based upon any coupons, both earned and accrued, generated by the loans underlying the TRS, subject to limitations described in the TRS Agreement as well as any fees associated with the loans included in the portfolio. CSLLF paid to Bank of America interest at a rate equal to LIBOR plus 1.25% per annum; the LIBOR option paid by CSLLF is determined on an asset by asset basis such that the tenor of the LIBOR option (1 month, 3 month, etc.) matched the tenor of the underlying reference asset. In addition, upon the termination of any loan subject to the TRS or any repayment of the underlying reference asset, CSLLF either received from Bank of America, the appreciation in the value of such loan, or paid to Bank of America any depreciation in the value of such loan.

CSLLF was required to pay an unused facility fee of 1.25% on any amount of unused facility under the minimum facility amount of $70,000,000 as outlined in the TRS Agreement. Such unused facility fees were not applied during the first 4 months and last 60 days of the term of the TRS. CSLLF also agreed to pay Bank of America customary fees and expenses in connection with the establishment and maintenance of the TRS.

CSLLF was required to initially cash collateralize a specified percentage of each loan (generally 20% to 35% of the market value of senior secured loans) included under the TRS in accordance with margin requirements described in the TRS Agreement. As of December 31, 2016 and December 31, 2015, CSLLF has posted $0.0 million and $19.1 million, respectively, in collateral to Bank of America in relation to the TRS, which is recorded on CSLLF’s statements of assets and liabilities as cash held as collateral on total return swap. CSLLF may be required to post additional collateral as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The $0.0 million and $19.1 million, respectively, in cash collateral represents CSLLF’s maximum credit exposure as of December 31, 2016 and December 31, 2015.

In connection with the TRS, CSLLF has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions governed by an ISDA 2002 Master Agreement. As of December 31, 2016 and December 31, 2015, CSLLF is in compliance with regards to any covenants or requirements of the TRS.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

CSLLF’s receivable due on total return swap represents realized amounts from payments on underlying loans in the total return swap portfolio. At December 31, 2016 and December 31, 2015, the receivable due on total return swap was $0.1 million and $0.5 million, respectively, and is recorded on CSLLF’s statements of assets and liabilities below. CSLLF does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the statements of assets and liabilities as of December 31, 2016 and December 31, 2015.

Transactions in TRS contracts during the year ended December 31, 2016 resulted in $2.3 million in realized gains and $2.8 million in unrealized appreciation which is recorded on CSLLF’s statements of operations below. Transactions in TRS contracts during the year ended December 31, 2015 resulted in $1.4 million in realized gains and $(2.8) million in unrealized depreciation which is recorded on CSLLF’s statements of operations below.

CSLLF only held one derivative position and the derivative held was subject to a netting arrangement as of December 31, 2015. There were no derivative positions held as of December 31, 2016. The following table represents CSLLF’s gross and net amounts after offset under Master Agreements (“MA”) of the derivative assets and liabilities presented by the derivative type, net of the related collateral pledged by the CSLLF as of December 31, 2015 (dollars in thousands):

	Gross Derivative Assets/(Liabilities) Subject to MA	Derivative Amount Available for Offset	Net Amount Presented in the Consolidated Statements of Assets and Liabilities	Cash Collateral Received	Net Amount of Derivative Assets/ (Liabilities)
December 31, 2015
Total Return Swap(1)	$(2,828)	$—	$(2,828)	$—	$(2,828)

(1)	Cash was posted for initial margin requirements for the total return swap as of December 31, 2015 and is reported on CSLLF’s statements of assets and liabilities as cash collateral on total return swap.

The following represents the volume of the CSLLF’s derivative transactions during the years ended December 31, 2016 and December 31, 2015 (dollars in thousands):

	For the year ended December 31, 2016	For the year ended December 31, 2015(1)
Average notional par amount of contract	$56,681	$61,306

(1)	Average calculated from period of TRS inception, March 27, 2015 to December 31, 2015.

Below is a summary of CSLLF’s portfolio of TRS reference assets as of December 31, 2015 (dollars in thousands):

As of December 31, 2015
Senior secured loans(1)	$81,201
Weighted average current interest rate on senior secured loans	5.2%
Number of borrowers in CSLLF	45
Largest portfolio company investment(1)	$2,985
Total of five largest portfolio company investments(1)	$13,424

(1)	Based on principal amount outstanding at period end.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

The following is a summary of the TRS reference assets as of December 31, 2015 (dollars in thousands):

Portfolio Company(4)	Business Description	Maturity Date	Current Interest Rate(2)(6)	Principal	Cost	Fair Value(1)	Unrealized Appreciation/ (Depreciation)
21st Century Oncology, Inc.	Healthcare, Education and Childcare	April, 2022	6.5% (3 Month LIBOR + 5.5%, 1% floor)	$1,990	$1,970	$1,662	$(308)
ABG Intermediate Holdings 2, LLC(5)	Textiles and Leather	May, 2021	5.5% (3 Month LIBOR + 4.5%, 1% floor)	1,733	1,715	1,698	(17)
American Rock Salt Company, LLC	Mining, Steel, Iron and Non Precious Metals	May, 2021	4.75% (3 Month LIBOR + 3.75%, 1% floor)	1,985	1,985	1,892	(93)
Anchor Glass Container Corp	Containers, Packaging and Glass	July, 2022	4.5% (3 Month LIBOR + 3.5%, 1% floor)	482	479	479	—
Ardent Legacy Acquisitions, Inc.	Healthcare, Education and Childcare	August, 2021	6.5% (3 Month LIBOR + 5.5%, 1% floor)	1,995	1,975	1,975	—
Aspen Dental Management, Inc.	Healthcare, Education and Childcare	April, 2022	5.5% (3 Month LIBOR + 4.5%, 1% floor)	1,493	1,485	1,487	2
Asurion, LLC	Insurance	August, 2022	5.0% (3 Month LIBOR + 4.0%, 1% floor)	2,239	2,228	2,043	(185)
Bass Pro Group, LLC	Retail Stores	June, 2020	4.0% (3 Month LIBOR + 3.25%, .75% floor)	992	989	951	(38)
Belk, Inc.	Retail Stores	December, 2022	5.75% (1 Month LIBOR + 4.75%, 1% floor)	2,000	1,780	1,758	(22)
Bioplan USA, Inc.	Diversified/Conglomerate Service	September, 2021	5.75% (1 Month LIBOR + 4.75%, 1% floor)	992	843	831	(12)
Blue Coat Systems, Inc.	Electronics	May, 2022	4.5% (2 Month LIBOR + 3.5%, 1% floor)	2,000	2,000	1,928	(72)
Brock Holdings III, Inc.	Buildings and Real Estate	March, 2017	6.0% (3 Month LIBOR + 4.5%, 1.5% floor)	1,488	1,480	1,383	(97)
CDS U.S. Intermediate Holdings, Inc.	Leisure, Amusement, Entertainment	July, 2022	5.0% (3 Month LIBOR + 4.0%, 1% floor)	997	995	940	(55)
Chelsea Petroleum Products I LLC	Oil & Gas	October, 2022	5.25% (1 Month LIBOR + 4.25%, 1% floor)	500	498	485	(13)
Communications Sales & Leasing, Inc.	Finance	October, 2022	5.0% (1 Month LIBOR + 4.0%, 1% floor)	1,990	1,950	1,838	(112)
Concordia Healthcare Corp	Healthcare, Education and Childcare	October, 2021	5.25% (3 Month LIBOR + 4.25%, 1% floor)	1,000	945	958	13
Convatec Healthcare E S.A.	Healthcare, Education and Childcare	June, 2020	4.25% (6 Month LIBOR + 3.25%, 1% floor)	1,990	1,988	1,951	(37)
Emerging Markets Communications, LLC	Telecommunications	July, 2021	6.75% (3 Month LIBOR + 5.75%, 1% floor)	2,487	2,450	2,332	(118)
Eresearch Technology, Inc.	Healthcare, Education and Childcare	May, 2022	6.0% (3 Month LIBOR + 5.0%, 1% floor)	2,487	2,475	2,434	(41)
Genoa Healthcare Group, LLC	Healthcare, Education and Childcare	May, 2022	4.5% (3 Month LIBOR + 3.5%, 1% floor)	1,990	1,980	1,930	(50)
Hostess Brands, Inc.	Beverage, Food and Tobacco	August, 2022	4.5% (3 Month LIBOR + 3.5%, 1% floor)	1,995	1,990	1,983	(7)
IMG Worldwide, Inc.	Leisure, Amusement, Entertainment	May, 2021	5.25% (3 Month LIBOR + 4.25%, 1% floor)	1,990	1,995	1,953	(42)
Infiltrator Systems, Inc.	Containers, Packaging and Glass	May, 2022	5.25% (3 Month LIBOR + 4.25%, 1% floor)	995	990	988	(2)
Informatica Corporation	Electronics	August, 2022	4.5% (3 Month LIBOR + 3.5%, 1% floor)	2,494	2,489	2,394	(95)
Integra Telecom, Inc.	Telecommunications	August, 2020	5.25% (3 Month LIBOR + 4.25%, 1% floor)	2,977	2,963	2,873	(90)
JILL Holdings, LLC	Retail Stores	May, 2022	6.0% (3 Month LIBOR + 5.0%, 1% floor)	1,995	1,985	1,905	(80)
LPL Holdings, Inc	Finance	November, 2022	4.75% (2 Month LIBOR + 4.0%, .75% floor)	1,500	1,485	1,466	(19)
LS Deco, LLC	Buildings and Real Estate	May, 2022	5.5% (3 Month LIBOR + 4.5%, 1% floor)	1,375	1,361	1,334	(27)

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

Portfolio Company(4)	Business Description	Maturity Date	Current Interest Rate(2)(6)	Principal	Cost	Fair Value(1)	Unrealized Appreciation/ (Depreciation)
LTF Merger Sub, Inc.	Leisure, Amusement, Entertainment	June, 2022	4.25% (3 Month LIBOR + 3.25%, 1% floor)	$1,493	$1,488	$1,452	$(36)
Mitel Networks Corp	Telecommunications	April, 2022	5.5% (3 Month LIBOR + 4.5%, 1% floor)	2,985	2,955	2,951	(4)
Mohegan Tribal Gaming Authority	Leisure, Amusement, Entertainment	November, 2019	5.5% (3 Month LIBOR + 4.5%, 1% floor)	1,929	1,927	1,881	(46)
Navios Maritime Midstream Partners, LP	Cargo Transport	June, 2020	5.5% (3 Month LIBOR + 4.5%, 1% floor)	1,990	1,970	1,964	(6)
Novelis, Inc.	Mining, Steel, Iron and Non Precious Metals	June, 2022	4.0% (3 Month LIBOR + 3.25%, .75% floor)	2,488	2,475	2,369	(106)
Penn Products Terminals, LLC	Cargo Transport	April, 2022	4.75% (3 Month LIBOR + 3.75%, 1% floor)	744	741	696	(45)
Pharmaceutical Product Development Inc.	Healthcare, Education and Childcare	August, 2022	4.25% (3 Month LIBOR + 3.25%, 1% floor)	1,990	1,980	1,930	(50)
Securus Technologies, Inc.	Telecommunications	April, 2020	5.25% (3 Month LIBOR + 4.25%, 1% floor)	2,000	1,980	1,425	(555)
Skillsoft Corporation	Electronics	April, 2021	5.75% (6 Month LIBOR + 4.75%, 1% floor)	1,990	1,970	1,672	(298)
Sterigenics-Nordion Holdings, LLC	Healthcare, Education and Childcare	May, 2022	4.25% (3 Month LIBOR + 3.25%, 1% floor)	1,995	1,990	1,935	(55)
STG-Fairway Acquisitions, Inc	Diversified/Conglomerate Service	June, 2022	6.25% (3 Month LIBOR + 5.25%, 1% floor)	2,486	2,449	2,430	(19)
Tekni-Plex Incorporated	Containers, Packaging and Glass	June, 2022	4.5% (3 Month LIBOR + 3.5%, 1% floor)	2,487	2,475	2,475	—
Touchtunes Music Corp	Electronics	May, 2022	5.75% (3 Month LIBOR + 4.75%, 1% floor)	1,493	1,485	1,448	(37)
TWCC Holding Corp	Broadcasting & Entertainment	February, 2020	5.75% (1 Month LIBOR + 5.0%, .75% floor)	1,985	1,965	1,983	18
US Renal Care, Inc.(3)	Healthcare, Education and Childcare	November, 2022	5.25% (3 Month LIBOR + 4.25%, 1% floor)	2,000	1,980	1,980	—
USAGM Holdco LLC	Diversified/Conglomerate Service	July, 2022	4.75% (2 Month LIBOR + 3.75%, 1% floor)	2,000	1,980	1,903	(77)
Zep, Inc.	Non Durable Consumer Products	June, 2022	5.5% (3 Month LIBOR + 4.5%, 1% floor)	995	990	989	(1)
				$81,201	$80,268	$77,334	$(2,934)
Total accrued interest, net of expenses							$106
Total unrealized depreciation on TRS							$(2,828)

(1)	Represents the fair value determined in accordance with ASC Topic 820. The determination of fair value is outside the scope of the Board’s valuation process described herein.
(2)	All interest is payable in cash.
(3)	The referenced asset is unsettled as of December 31, 2015.
(4)	All referenced assets are senior secured loans.
(5)	The referenced asset has an unfunded commitment of $0.3 million.
(6)	The interest rate disclosed reflects the interest rate as of the last day of the period. The borrower has the election to change the tenor of LIBOR utilized at each maturity; as such, the tenor reflected herein may change in future periods.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 4. Investments and Fair Value Measurements  – (continued)

Below is certain summarized financial information for CSLLF as of December 31, 2016 and December 31, 2015 and for the years ended December 31, 2016 and December 31, 2015 (dollars in thousands):

Selected Statements of Assets and Liabilities:

	As of December 31, 2016	As of December 31, 2015
ASSETS
Cash held as collateral on Total Return Swap	$—	$19,145
Non-collateral cash and cash equivalents	—	5,586
Receivable due on Total Return Swap	82	452
Total assets	$82	$25,183
LIABILITIES
Unrealized depreciation on Total Return Swap	$—	$2,828
Accrued expenses	—	21
Distribution payable	82	—
Total liabilities	$82	$2,849
NET ASSETS
Paid in capital	$—	$25,000
Undistributed realized income from operations	—	162
Unrealized depreciation on Total Return Swap	—	(2,828)
Total net assets	$—	$22,334
Total liabilities and net assets	$82	$25,183

Selected Statements of Operations Information:

	For the Year Ended December 31, 2016	For the period from March 27, 2015 to December 31, 2015
Administrative and legal expenses	$(193)	$(104)
Net operating loss	$(193)	$(104)
Net realized gain on Total Return Swap	$2,306	$1,366
Net change in unrealized appreciation (depreciation) on Total Return Swap	2,828	(2,828)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,941	$(1,566)

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 5. Fair Value of Financial Instruments

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2016, and the level of each financial liability within the fair value hierarchy (dollars in thousands):

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
SBA debentures	$170,700	$175,581	$—	$—	$175,581
Notes	113,438	115,888	115,888	—	—
Credit Facility	44,000	43,927	—	—	43,927
Total	$328,138	$335,396	$115,888	$—	$219,508

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2015, and the level of each financial liability within the fair value hierarchy (dollars in thousands):

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
SBA debentures	$184,200	$184,951	$—	$—	$184,951
Notes	113,438	113,211	113,211	—	—
Credit Facility	70,000	69,932	—		69,932
Total	$367,638	$368,094	$113,211	$—	$254,883

The estimated fair value of the Company’s SBA debentures was based on future contractual cash payments discounted at market interest rates to borrow from the SBA as of the measurement date.

In June 2014, the Company issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “Notes”). The estimated fair value of the Notes was based on the closing price as of the measurement date as the Notes are traded on the New York Stock Exchange under the ticker “CLA.”

The estimated fair value of the Company’s Credit Facility was based on future contractual cash payments discounted at estimated market interest rates for similar debt.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 6. Transactions With Affiliated Companies

During the year ended December 31, 2016, the Company had investments in portfolio companies designated as affiliates under the 1940 Act. Transactions with affiliates were as follows:

Portfolio Company(4)	Type of Investment	Amount of Interest Fees or Dividends Credited to Income(1)	December 31, 2015 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain (Loss)	December 31, 2016 Fair Value
Control investments:
Best In Class	Class A Preferred Units	$—	$—	$—	$(145)	$145	$—
		—	—	—	(145)	145	—
CableOrganizer Acquisition, LLC	First Lien Debt (12% Cash, 4% PIK, Due 5/24/18)	1,402	11,025	857	—	—	11,882
CableOrganizer Acquisition, LLC	Common Stock (19.7% fully diluted ownership)	—	9	269	(78)	—	200
CableOrganizer Acquisition, LLC	Common Stock Warrants (10% fully diluted ownership)	—	4	97	—	—	101
		1,402	11,038	1,223	(78)	—	12,183
Capitala Senior Liquid Loan Fund I, LLC	Common Stock (80% ownership)	1,814	17,867	2,133	(20,000)	—	—
		1,814	17,867	2,133	(20,000)	—	—
Eastport Holdings, LLC	Subordinated Debt (13.9% Cash (3 month LIBOR + 13%, 0.5% Floor), Due 4/29/20)	5,901	—	24,000	(7,500)	—	16,500
Eastport Holdings, LLC	Membership Units (30.1% fully diluted)	—	—	13,395	—	—	13,395
		5,901	—	37,395	(7,500)	—	29,895
Micro Precision, LLC	Subordinated Debt (10% Cash, Due 9/15/18)	186	1,862	—	—	—	1,862
Micro Precision, LLC	Subordinated Debt (14% Cash, 4% PIK, Due 9/15/18)	555	3,830	159	—	—	3,989
Micro Precision, LLC	Series A Preferred Units (47 units)	—	1,629	894	—	—	2,523
		741	7,321	1,053	—	—	8,374
Navis Holdings, Inc.	First Lien Debt (15% Cash, Due 10/30/20)	992	6,500	—	—	—	6,500
Navis Holdings, Inc.(5)	Class A Preferred Stock (1,000 shares, 10% Cash Dividend)	100	1,000	—	—	—	1,000
Navis Holdings, Inc.	Common Stock (300,000 shares)	500	5,354	280	—	—	5,634
		1,592	12,854	280	—	—	13,134
On-Site Fuel Services, Inc.	Subordinated Debt (14% Cash, 4% PIK, Due 12/19/17)	—	4,425	5,878	—	—	10,303
On-Site Fuel Services, Inc.	Series A Preferred Stock (32,782 shares)	—	—	—	—	—	—
On-Site Fuel Services, Inc.	Series B Preferred Stock (23,648 shares)	—	—	—	—	—	—
On-Site Fuel Services, Inc.	Common Stock (33,107 shares)	—	—	—	—		—
		—	4,425	5,878	—	—	10,303
Print Direction, Inc.	First Lien Debt (10% Cash, 2% PIK, Due 2/24/19)	1,682	15,780	1,536	(4,555)	—	12,761
Print Direction, Inc.	Common Stock (18,543 shares)	—	1,253	—	(1,253)	—	—
Print Direction, Inc.	Common Stock Warrants (820 shares)	—	55	—	(55)	—	—
		1,682	17,088	1,536	(5,863)	—	12,761
Total Control investments		$13,132	$70,593	$49,498	$(33,586)	$145	$86,650

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 6. Transactions With Affiliated Companies  – (continued)

Portfolio Company(4)	Type of Investment	Amount of Interest Fees or Dividends Credited to Income(1)	December 31, 2015 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain (Loss)	December 31, 2016 Fair Value
Affiliate investments:
Burgaflex Holdings, LLC	Subordinated Debt (14% Cash, Due 8/9/19)	$521	$3,000	$—	$—	$—	$3,000
Burgaflex Holdings, LLC	Subordinated Debt (12% Cash, Due 8/9/19)	845	5,828	—	—	—	5,828
Burgaflex Holdings, LLC	Common Stock (1,253,198 shares)	—	3,080	—	(1,832)	—	1,248
		1,366	11,908	—	(1,832)	—	10,076
Chef’n Corporation	Common Stock	—	—	—	(93)	93	—
		—	—	—	(93)	93	—
City Gear, LLC	Subordinated Debt (13% Cash, Due 9/28/17)	1,088	8,231	—	—	—	8,231
City Gear, LLC(5)	Preferred Membership Units (2.78% fully diluted, 9% Cash Dividend)	823	1,269	—	—	—	1,269
City Gear, LLC	Membership Unit Warrants (11.38% fully diluted)	—	9,182	554	—	—	9,736
		1,911	18,682	554	—	—	19,236
Corporate Visions, Inc.	Common Stock	—	—	—	(718)	718	—
		—	—	—	(718)	718	—
GA Communications, Inc.(5)	Series A-1 Preferred Stock (1,998 shares, 8% PIK Dividend)	—	2,764	235	(135)	—	2,864
GA Communications, Inc.	Series B-1 Common Stock (200,000 shares)	—	1,162	—	(116)	—	1,046
		—	3,926	235	(251)	—	3,910
J&J Produce Holdings, Inc.	Subordinated Debt (13% Cash, Due 7/16/18)	774	5,182	1,000	—	—	6,182
J&J Produce Holdings, Inc.	Common Stock (8,182 shares)	—	—	—	—	—	—
J&J Produce Holdings, Inc.	Common Stock Warrants (6,369 shares)	—	—	—	—	—	—
		774	5,182	1,000	—	—	6,182
LJS Partners, LLC	Common Stock (1,500,000 shares)	—	3,342	5,155	—	—	8,497
		—	3,342	5,155	—	—	8,497
MJC Holdings, LLC	Series A Preferred Units (2,000,000 units)	—	4,696	315	—	—	5,011
		—	4,696	315	—	—	5,011
MMI Holdings, LLC	First Lien Debt (12% Cash, Due 1/31/18)	316	2,600	—	—	—	2,600
MMI Holdings, LLC	Subordinated Debt (6% Cash, Due 1/31/18)	24	400	—	—	—	400
MMI Holdings, LLC(5)	Preferred Units (1,000 units, 6% PIK dividend)	—	1,350	83	—	—	1,433
MMI Holdings, LLC	Common Membership Units (45 units)	—	319	—	(91)	—	228
		340	4,669	83	(91)	—	4,661
MTI Holdings, LLC	Subordinated Debt (12% Cash, Due 11/1/18)	581	8,000	—	(8,000)	—	—
MTI Holdings, LLC	Membership Units (2,000,000 units)	—	13,917	—	(22,107)	8,727	537
		581	21,917	—	(30,107)	8,727	537
Source Capital SSCR, LLC	Subordinated Debt				(245)	245
		—	—	—	(245)	245	—
Source Capital ABUTEC, LLC	First Lien Debt (12% Cash, 3% PIK, Due 12/28/17)	—	2,247	3,157	—	(5,404)	—

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 6. Transactions With Affiliated Companies  – (continued)

Portfolio Company(4)	Type of Investment	Amount of Interest Fees or Dividends Credited to Income(1)	December 31, 2015 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain (Loss)	December 31, 2016 Fair Value
Source Capital ABUTEC, LLC	Preferred Membership Units (10.5% fully diluted)	$—	$—	$1,240	$—	$(1,240)	$—
		—	2,247	4,397	—	(6,644)	—
Source Capital Penray, LLC	Subordinated Debt (13% Cash, Due 4/8/19)	337	2,500	—	(1,075)	—	1,425
Source Capital Penray, LLC	Membership Units (11.3% ownership)	—	865	—	(60)	—	805
Source Capital Penray, LLC	Common Stock Warrants (6.65% ownership)	—	616	—	(1,191)	575	—
		337	3,981	—	(2,326)	575	2,230
Source Recycling, LLC	Subordinated Debt (13% Cash, Due 9/2/16)	—	3,106	1,894	(2,500)	(2,500)	—
Source Recycling, LLC	Membership Units (68,656 units)	—	—	—	—	—	—
Source Recycling, LLC	Membership Unit Warrants (1% fully diluted)	—	—	—	—	—	—
		—	3,106	1,894	(2,500)	(2,500)	—
STX Healthcare Management Services, Inc.	Subordinated Debt (12.5% Cash, Due 7/31/18)	529	6,398	27	(6,425)	—	—
STX Healthcare Management Services, Inc.	Common Stock (1,200,000 shares)	—	1,047	262	(1,445)	245	109
STX Healthcare Management Services, Inc.	Common Stock Warrants (1,154,254 shares)	—	1,007	—	(2,179)	1,172	—
		529	8,452	289	(10,049)	1,417	109
TCE Holdings, Inc.	Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)	—	8,368	5,281	—	(13,649)	—
TCE Holdings, Inc.	Subordinated Debt (12% Cash, 2% PIK, Due 2/1/19)	—	6,668	4,209	—	(10,877)	—
TCE Holdings, Inc.	Class A Common Stock (3,600 shares)	—	—	3,734	—	(3,734)	—
		—	15,036	13,224	—	(28,260)	—
V12 Holdings	First Lien Debt (15% PIK, Due 11/26/16)	—	1,047	68	(1,115)	—	—
V12 Holdings	Subordinated Debt (0% Cash, Due 11/26/16)	—	663	—	(663)	—	—
V12 Holdings	Subordinated Debt (0% Cash, Due 11/26/16)	—	81	—	(81)	—	—
V12 Holdings	Subordinated Debt (0% Cash, Due 11/26/16)	—	3,563	—	(2,925)	377	1,015
V12 Holdings	Subordinated Debt (0% Cash, Due 11/26/16)	—	299	—	(299)	—	—
V12 Holdings	Subordinated Debt (0% Cash, Due 11/26/16)	—	2,750	—	(3,830)	1,080	—
V12 Holdings	Subordinated Debt (0% Cash, Due 11/26/16)	—	243	—	(243)	—	—
V12 Holdings	Series A-1 Preferred Stock (255,102 shares)	—	178	—	(178)	—	—
V12 Holdings	Series A-3 Preferred Stock (88,194 shares)	—	55	—	(55)	—	—
V12 Holdings	Series A-5 Preferred Stock (20,530 shares)	—	1,327	—	(1,327)	—	—
V12 Holdings	Common Stock Warrants (2,063,629 warrants)	—	—	—	—	—	—
		—	10,206	68	(10,716)	1,457	1,015
Total Affiliate Investments		$5,838	$117,350	$27,214	$(57,872)	$(24,172)	$61,464

(1)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively.
(2)	Gross additions include increases in the cost basis of investments resulting from new portfolio investment, follow-on investments and accrued PIK interest. Gross Additions also include net increases in unrealized appreciation.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 6. Transactions With Affiliated Companies  – (continued)

(3)	Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments, sales and net unrealized depreciation.
(4)	All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.
(5)	The equity investment is income producing, based on rate disclosed.

Note 7. Agreements

On September 24, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with our Investment Advisor, which was initially approved by the Board on June 10, 2013. Unless earlier terminated in accordance with its terms, the Investment Advisory Agreement will remain in effect if approved annually by the Board or by a majority of our outstanding voting securities, including, in either case, by a majority of our non-interested directors. The Investment Advisory Agreement was most recently re-approved by the Board, including by a majority of our non-interested directors, at an in-person meeting, on August 4, 2016. Subject to the overall supervision of the Board, the Investment Advisor manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of the Investment Advisory Agreement, the Investment Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

The Investment Advisor’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Investment Advisor and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Investment Advisor’s services under the Investment Advisory Agreement or otherwise as Investment Advisor for the Company.

Pursuant to the Investment Advisory Agreement, the Company has agreed to pay the Investment Advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of the gross assets, which are the total assets reflected on the consolidated statements of assets and liabilities and includes any borrowings for investment purposes. Although the Company does not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in the calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee was initially calculated based on the value of the gross assets at the end of the first calendar quarter subsequent to the IPO,

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 7. Agreements  – (continued)

and thereafter based on the average value of the gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The incentive fee consists of the following two parts:

The first part of the incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 1.75% base management fee. The Company pays the Investment Advisor an incentive fee with respect to the pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle of 2.0%;
•	100% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide the Investment Advisor with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of the pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Advisor (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Investment Advisor).

As announced on January 4, 2016, the Investment Advisor has voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by the Investment Advisor that would otherwise cause the Company’s quarterly net investment income to be less than the distribution payments declared by the Board. Quarterly incentive fees are earned by the Investment Advisor pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. The Investment Advisor will not be entitled to recoup any amount of incentive fees that it waives. The waiver was effective in the fourth quarter of 2015 and will continue unless otherwise publicly disclosed by the Company.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 7. Agreements  – (continued)

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio.

The Company will defer cash payment of the portion of any incentive fee otherwise earned by the Investment Advisor that would, when taken together with all other incentive fees paid to the Investment Advisor during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of (a) the pre-incentive fee net investment income during such period, (b) the net unrealized appreciation or depreciation during such period and (c) the net realized capital gains or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. As of December 31, 2016 and December 31, 2015, the Company had incentive fees payable to the Investment Advisor of $6.4 million and $1.7 million, respectively.

For the years ended December 31, 2016, 2015 and 2014, the Company incurred $10.6 million, $10.6 million and $9.3 million in base management fees, respectively. For the years ended December 31, 2016, 2015 and 2014, our Investment Advisor waived management fees of $0.0 million, $0.0 million and $0.2 million, respectively. The Company incurred $6.8 million, $6.0 million, and $2.8 million in incentive fees related to pre-incentive fee net investment income for the years ended December 31, 2016, 2015, and 2014, respectively. For the years ended December 31, 2016, 2015 and 2014, our Investment Advisor waived incentive fees of $1.7 million, $1.1 million and $0.0 million, respectively.

On September 24, 2013, the Company entered into the Administration Agreement pursuant to which the Administrator has agreed to furnish the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. The Administrator also performs, or oversees the performance of the required administrative services, which include, among other things, being responsible for the financial records that the Company is required to maintain and preparing reports to our stockholders. In addition, the Administrator assists in determining and publishing the net asset value, oversees the preparation and filing of the tax returns and the printing and dissemination of reports to the stockholders, and generally oversees the payment of the expenses and the performance of administrative and professional services rendered to the Company by others.

Payments under the Administration Agreement are equal to an amount based upon the allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the compensation of the chief financial officer, chief compliance officer and the allocable portion of the compensation of their respective administrative support staff. Under the Administration Agreement, the Administrator will also provide on the Company’s behalf, managerial assistance to those portfolio companies that request such assistance. Unless terminated earlier in accordance with its terms, the Administration Agreement will remain in effect if approved annually by the Board. The Board most recently approved the renewal of the Administration Agreement on August 4, 2016. To the extent that the Administrator outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any incremental profit to our Administrator. Stockholder approval is not required to amend the Administration Agreement.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 7. Agreements  – (continued)

For the years ended December 31, 2016, 2015, and 2014, we paid the Administrator $1.1 million, $1.1 million, and $1.0 million, respectively, for our allocable portion of the Administrator’s overhead.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as Administrator for the Company.

Note 8. Related Party Transactions

At December 31, 2016 and December 31, 2015, the Company had the following receivables from (payables to) related parties relating to certain management fees, incentive fees, reimbursable expenses, and other payments owed to related parties (dollars in thousands):

	December 31, 2016	December 31, 2015
CapitalSouth Corporation	$182	$252
CapitalSouth Partners Florida Sidecar Fund II, L.P.	(35)	—
Capitala Investment Advisors, LLC	(6,426)	(1,689)
Total	$(6,279)	$(1,437)

These amounts are reflected in the accompanying consolidated statements of assets and liabilities under the captions, “Due from related parties”, “Management and incentive fee payable” and “Due to related parties.”

On August 31, 2016, the Company sold assets to FSC II in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, the Company received cash consideration of $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. The Company’s Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act. Capitala Advisors Corp., the Company’s administrator, also serves as the administrator to FSC II. See Note 4 for a further description of this transaction.

Note 9. Borrowings

SBA Debentures

The Company, through its two wholly owned subsidiaries, uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. As of December 31, 2016, the Company has $170.7 million of SBA-guaranteed debentures outstanding. The Company has issued all SBA-guaranteed debentures that were permitted under each of the Legacy Funds’ respective SBIC licenses (as applicable), and there are no unused SBA debenture commitments remaining. SBA-guaranteed debentures are secured by a lien on all assets of Fund II and Fund III. As of December 31, 2016, Fund II and Fund III had total assets of approximately $349.4 million. On June 10, 2014, the Company received an exemptive order from the SEC exempting the Company, Fund II, and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended, with respect to Fund II and Fund III. The Company intends to comply with the conditions of the order.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 9. Borrowings  – (continued)

For the years ended December 31, 2016, 2015 and 2014 we recorded $6.9 million, $7.5 million and $7.8 million, respectively, in interest expense and annual charges and $0.6 million, $0.7 million and $0.7 million, respectively, of amortization of deferred financing costs related to SBA-guaranteed debentures. The weighted average interest rate for all SBA-guaranteed debentures as of December 31, 2016 and December 31, 2015 was 3.29% and 3.45%, respectively. In addition to the stated interest rate, the SBA also charges an annual fee on all SBA-guaranteed debentures issued, which is included in the Company’s interest expense. The weighted average annual fee for all SBA-guaranteed debentures as of December 31, 2016 and December 31, 2015 was 0.43% and 0.46%, respectively.

As of December 31, 2016 and December 31, 2015, the Company’s issued and outstanding SBA-guaranteed debentures mature as follows (dollars in thousands):

Maturity Date	Interest Rate	SBA Annual Charge	December 31, 2016	December 31, 2015
March 1, 2016	5.524%	0.871%	$—	$2,000
September 1, 2016	5.535%	0.941%	—	11,500
March 1, 2019	4.620%	0.941%	5,000	5,000
September 1, 2020	3.215%	0.285%	19,000	19,000
March 1, 2021	4.084%	0.515%	15,700	15,700
March 1, 2021	4.084%	0.285%	46,000	46,000
March 1, 2022	2.766%	0.285%	10,000	10,000
March 1, 2022	2.766%	0.515%	50,000	50,000
March 1, 2023	2.351%	0.515%	25,000	25,000
			$170,700	$184,200

Notes

On June 16, 2014, the Company issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “Notes”). The Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 16, 2017 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. Interest was payable quarterly beginning September 16, 2014.

For the year ended December 31, 2016, the Company recorded $8.1 million of interest expense and $0.6 million of amortization of deferred financing costs related to the Notes. For the year ended December 31, 2015, the Company recorded $8.1 million of interest expense and $0.5 million of amortization of deferred financing costs related to the Notes. For the year ended December 31, 2014, the Company recorded $4.4 million of interest expense and $0.3 million of amortization of deferred financing costs related to the Notes.

Credit Facility

On October 17, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility currently provides for borrowings up to $120.0 million and may be increased up to $150.0 million pursuant to its “accordion” feature. The Credit Facility matures on October 17, 2018.

Borrowings under the Credit Facility bear interest, at the Company’s election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company’s ability to elect LIBOR indices with various tenors (e.g., one, two, three or six month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides the company with

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 9. Borrowings  – (continued)

increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which the Company has elected the one month LIBOR rate will reset on the one month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, the Company intends to elect what it believes to be an appropriate LIBOR rate taking into account the Company’s needs at the time as well as the Company’s view of future interest rate movements. The Company will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.

As of December 31, 2016 and 2015, the Company had $44.0 million and $70.0 million, respectively, outstanding under the Credit Facility. For the year ended December 31, 2016 the Company recorded $2.3 million of interest expense, $1.0 million of amortization of deferred financing costs, and $0.3 million of unused commitment fees related to the Credit Facility. For the year ended December 31, 2015 the Company recorded $0.7 million of interest expense, $0.8 million of amortization of deferred financing costs, and $0.7 million of unused commitment fees related to the Credit Facility. For the year ended December 31, 2014 the Company recorded $0.0 million of interest expense, $0.1 million of amortization of deferred financing costs, and $0.1 million of unused commitment fees related to the Credit Facility.

The Credit Facility is secured by investments and cash held by Capitala Finance Corp., exclusive of assets held at our two SBIC subsidiaries. Assets pledged to secure the Credit Facility were $235.2 million at December 31, 2016. As part of the terms of the Credit Facility, the Company may not make cash distributions with respect to any taxable year that exceed 110% (125% if the Company is not in default and our covered debt does not exceed 85% of the borrowing base) of the amounts required to be distributed to maintain eligibility as a RIC and to reduce our tax liability to zero for taxes imposed on our investment company taxable income and net capital gains.

Note 10. Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, the Company is not taxed on any investment company taxable income or capital gains which it distributes to shareholders. The Company intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes. Accordingly, no provision for U.S. federal income tax has been made in the consolidated financial statements. The Company’s tax year-end is August 31.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts in accordance with U.S. GAAP and those differences could be material.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 10. Income Taxes  – (continued)

Permanent differences between taxable income and net investment income for financial reporting purpose are reclassified among the capital accounts in the financial statements to reflect their tax character. During the years ended December 31, 2016, 2015, and 2014, the Company reclassified for book purposes amounts arising from permanent differences in the book and tax basis of partnership investments sold and book and tax character of distributions paid. Such reclassifications are reported in “Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles” in the statements of changes in net assets for years ended December 31, 2016, 2015, and 2014, respectively.

As of August 31, 2016, August 31, 2015 and August 31, 2014 the tax basis components of distributable earnings were as follows (dollars in thousands):

	Tax year ended August 31, 2016	Tax year ended August 31, 2015	Tax year ended August 31, 2014
Undistributed ordinary income	$5,646	$—	$683
Accumulated capital gains (losses)	(44,296)	8,378	(7,566)
Unrealized appreciation	47,837	25,269	62,726
Other temporary differences	(2,570)	(8,196)	(1,568)
Total	$6,617	$25,451	$54,275

Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred after September 30, 2011 will not be subject to expiration. As of August 31, 2016, the Company has a short-term capital loss carry forward of $4.4 million and a long-term capital loss carry forward of $39.9 million.

The following table reconciles net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2016, August 31, 2015 and August 31, 2014 (dollars in thousands):

	Tax year ended August 31, 2016	Tax year ended August 31, 2015	Tax year ended August 31, 2014
Net increase in net assets resulting from operations	$10,291	$10,983	$9,894
Net change in unrealized (appreciation)/depreciation on investments and written call option	(20,809)	35,557	2,658
Capital loss carryforward/(utilization)	44,296	(7,565)	3,458
Other deductions for book in excess of deductions for tax	(3,654)	4,488	2,967
Total taxable income	$30,124	$43,463	$18,977

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 10. Income Taxes  – (continued)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the tax years ended August 31, 2016, 2015, and 2014 (dollars in thousands):

	Tax year ended August 31, 2016	Tax year ended August 31, 2015	Tax year ended August 31, 2014
Ordinary income	$24,478	$25,063	$18,294
Long-term capital gains	8,378	10,705	—
Return of capital	—	—	—
Total	$32,856	$35,768	$18,294

For U.S federal income tax purposes, as of August 31, 2016, the aggregate net unrealized appreciation for all securities was $47.8 million. As of August 31, 2016, gross unrealized appreciation was $74.2 million and gross unrealized depreciation was $26.4 million. The aggregate cost of securities for U.S. federal income tax purposes was $486.3 million.

Note 11. Directors Fees

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. For the years ended December 31, 2016, 2015 and 2014, the Company recognized director fee expense of $0.4 million, $0.4 million and $0.4 million, respectively. No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

Note 12. Stockholders’ Equity

On September 24, 2013, we issued 8,974,420 shares of common stock to the limited partners of the Legacy Funds, in exchange for 100% of their membership interests or certain investment assets of such Legacy Funds, as the case may be. On September 30, 2013, we issued 4,000,000 shares of common stock in connection with the closing of our IPO. The shares issued in the IPO were priced at $20.00 per share. We received proceeds of $74.25 million in the IPO, net of underwriters’ discounts and commissions of $5.75 million.

On April 13, 2015, the Company completed an underwritten offering of 3,500,000 shares of its common stock at a public offering price of $18.32 per share. The total proceeds received in the offering net of underwriting discounts and offering costs were approximately $61.7 million. As of December 31, 2016, the Company had 15,868,045 shares of common stock outstanding.

Note 13. Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a control interest, as defined by the 1940 Act, in five portfolio companies that are considered significant subsidiaries under the guidance in Regulation S-X, but are not consolidated in the Company’s consolidated financial statements. Below is a brief description of each such portfolio company, along with summarized financial information as of December 31, 2016 and December 31, 2015 and for the three years in the period then ended.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 13. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

Print Direction, Inc.

Print Direction, Inc., incorporated in Georgia on May 11, 2006, is a professional printing services firm serving customers, particularly fast food, retail, and other similar chains, throughout the U.S. Print Direction, Inc. also provides warehousing and distribution services for these customers. The income (loss) the Company generated from Print Direction, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $(3.8) million, $(1.1) million, and $2.6 million for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

Navis Holdings, Inc.

Navis Holdings, Inc., incorporated in Delaware on December 21, 2010, designs and manufactures leading machinery for the global knit and woven finishing textile industries. The income the Company generated from Navis Holdings, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $1.9 million, $4.2 million and $4.2 million for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

On-Site Fuel Service, Inc.

On-Site Fuel Service, Inc. is a 100% owned subsidiary of On-Site Fuel Holdings, Inc., which was incorporated in Delaware on December 19, 2011. On-Site Fuel Service, Inc. provides fueling services for commercial and government vehicle fleets throughout the southeast U.S. The income (loss) the Company generated from On-Site Fuel Service, Inc., which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $4.5 million, $(3.2) million, and $(4.8) million for the years ended December 31, 2016, December 31, 2015, and December 31, 2014, respectively.

CableOrganizer Holdings, LLC

CableOrganizer Holdings, LLC, a Delaware limited liability company that began operations on April 23, 2013, is a leading online provider of cable and wire management products. The income the Company generated from CableOrganizer Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $1.9 million, $0.4 million, and $2.9 million for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

Eastport Holdings, LLC

Eastport Holdings, LLC, an Ohio limited liability company organized on November 1, 2011, is a holding company consisting of marketing and advertising companies located across the U.S. The income the Company generated from Eastport Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $14.3 million for the year ended December 31, 2016. The Company invested in the portfolio company in January 2016. As such, comparative financial information for the prior periods is not presented.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 13. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

The summarized financial information of our unconsolidated subsidiaries was as follows (dollars in thousands):

	As of
Balance Sheet – Print Direction, Inc.	December 31, 2016	December 31, 2015
Current assets	$3,596	$4,934
Noncurrent assets	5,023	4,805
Total assets	$8,619	$9,739
Current liabilities	$3,467	$2,997
Noncurrent liabilities	14,856	14,602
Total liabilities	$18,323	$17,599
Total deficit	$(9,704)	$(7,860)

	For the year ended
Statements of Operations – Print Direction, Inc.	December 31, 2016	December 31, 2015	December 31, 2014
Net sales	$16,357	$17,637	$22,553
Cost of goods sold	7,221	7,428	8,994
Gross profit	$9,136	$10,209	$13,559
Other expenses	$12,315	$11,544	$13,455
Income (loss) before income taxes	(3,179)	(1,335)	104
Income tax provision (benefit)	(1,335)	(772)	36
Net income (loss)	$(1,844)	$(563)	$68

	As of
Balance Sheet – Navis Holdings, Inc.	December 31, 2016	December 31, 2015
Current assets	$5,006	$5,000
Noncurrent assets	3,448	3,963
Total assets	$8,454	$8,963
Current liabilities	$2,458	$3,076
Noncurrent liabilities	7,017	6,926
Total liabilities	$9,475	$10,002
Total deficit	$(1,021)	$(1,039)

	For the year ended
Statements of Operations – Navis Holdings, Inc.	December 31, 2016	December 31, 2015	December 31, 2014
Net sales	$17,803	$17,076	$16,114
Cost of goods sold	10,933	11,087	10,444
Gross profit	$6,870	$5,989	$5,670
Other expenses	$4,988	$5,414	$4,973
Income before income taxes	1,882	575	697
Income tax provision	739	343	277
Net income	$1,143	$232	$420

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 13. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

	As of
Balance Sheet – On-Site Fuel Service, Inc.	December 31, 2016	December 31, 2015
Current assets	$12,151	$8,112
Noncurrent assets	17,644	16,036
Total assets	$29,795	$24,148
Current liabilities	$17,911	$9,252
Noncurrent liabilities	17,929	16,906
Total liabilities	$35,840	$26,158
Total deficit	$(6,045)	$(2,010)

	For the year ended
Statements of Operations – On-Site Fuel Service, Inc.	December 31, 2016	December 31, 2015	December 31, 2014
Net sales	$107,776	$114,137	$189,778
Cost of goods sold	102,679	106,668	180,528
Gross profit	$5,097	$7,469	$9,250
Other expenses	$9,132	$13,592	$14,589
Loss before income taxes	(4,035)	(6,123)	(5,339)
Income tax provision (benefit)	—	1,967	(1,826)
Net loss	$(4,035)	$(8,090)	$(3,513)

	As of
Balance Sheet – CableOrganizer Holdings, LLC	December 31, 2016	December 31, 2015
Current assets	$5,837	$3,850
Noncurrent assets	11,402	11,385
Total assets	$17,239	$15,235
Current liabilities	$4,437	$2,834
Noncurrent liabilities	12,134	11,285
Total liabilities	$16,571	$14,119
Total equity	$668	$1,116

	For the year ended
Statements of Operations – CableOrganizer Holdings, LLC	December 31, 2016	December 31, 2015	December 31, 2014
Net sales	$23,277	$25,315	$20,887
Cost of goods sold	15,716	16,874	13,486
Gross profit	$7,561	$8,441	$7,401
Other expenses	$9,021	$10,012	$8,694
Loss before income taxes	(1,460)	(1,571)	(1,293)
Income tax provision	—	—	—
Net loss	$(1,460)	$(1,571)	$(1,293)

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 13. Summarized Financial Information of Our Unconsolidated Subsidiaries  – (continued)

Balance Sheet – Eastport Holdings, LLC	As of December 31, 2016
Current assets	$106,388
Noncurrent assets	148,704
Total assets	$255,092
Current liabilities	$157,393
Noncurrent liabilities	52,044
Total liabilities	$209,437
Total equity	$45,655

Statement of Operations – Eastport Holdings, LLC‘	For the year ended December 31, 2016
Net sales	$552,004
Cost of goods sold	429,089
Gross profit	$122,915
Other expenses	$108,822
Income before income taxes	14,093
Income tax provision	2,791
Net income	$11,302

Note 14. Earnings Per Share

In accordance with the provisions of ASC Topic 260, Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of December 31, 2016, 2015, and 2014, there were no dilutive shares.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the years ended December 31, 2016, 2015 and 2014 (dollars in thousands except share and per share data):

	For the year ended
Basic and diluted	December 31, 2016	December 31, 2015	December 31, 2014
Net increase (decrease) in net assets from operations	$9,152	$13,850	$(3,440)
Weighted average common shares outstanding	15,819,175	15,210,577	12,974,420
Net increase (decrease) in net assets per share from operations-basic and diluted	$0.58	$0.91	(0.27)

Note 15. Distributions

The Company’s distributions are recorded as payable on the declaration date. Shareholders have the option to receive payment of the distribution in cash, shares of common stock, or a combination of cash and common stock.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 15. Distributions  – (continued)

The following tables summarize the Company’s distribution declarations during the years ended December 31, 2016, 2015 and 2014 (in thousands, except share and per share data):

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
January 4, 2016	January 22, 2016	January 28, 2016	$0.1567	$2,392	8,135	$80
January 4, 2016	February 19, 2016	February 26, 2016	0.1567	2,405	7,076	70
January 4, 2016	March 22, 2016	March 30, 2016	0.1567	2,397	7,079	77
April 1, 2016	April 22, 2016	April 28, 2016	0.1567	2,392	6,625	85
April 1, 2016	May 23, 2016	May 30, 2016	0.1567	2,372	8,147	104
April 1, 2016	June 21, 2016	June 29, 2016	0.1567	2,369	8,229	108
July 1, 2016	July 22, 2016	July 29, 2016	0.1567	2,382	7,025	98
July 1, 2016	August 22, 2016	August 30, 2016	0.1567	2,391	6,256	90
July 1, 2016	September 22, 2016	September 29, 2016	0.1567	2,380	8,242	101
September 22, 2016	October 21, 2016	October 28, 2016	0.1300	1,977	6,619	82
September 22, 2016	November 21, 2016	November 29, 2016	0.1300	1,926	11,384	136
September 22, 2016	December 21, 2016	December 29, 2016	0.1300	1,989	5,883	73
Total Distributions Declared and Distributed for Fiscal 2016			$1.80	$27,372	90,700	$1,103

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
January 2, 2015	January 22, 2015	January 29, 2015	$0.1567	$2,033	—	$—
January 2, 2015	February 20, 2015	February 26, 2015	0.1567	2,033	—	—
January 2, 2015	March 23, 2015	March 30, 2015	0.1567	1,994	2,139	38
February 26, 2015	March 23, 2015(1)	March 30, 2015	0.0500	635	683	12
February 26, 2015	April 23, 2015(1)	April 29, 2015	0.0500	824	—	—
February 26, 2015	May 21, 2015(1)	May 28, 2015	0.0500	808	998	16
February 26, 2015	June 22, 2015(1)	June 29, 2015	0.0500	793	1,361	20
February 26, 2015	July 23, 2015(1)	July 30, 2015	0.0500	783	1,600	23
February 26, 2015	August 21, 2015(1)	August 28, 2015	0.0500	776	1,819	24
February 26, 2015	September 23, 2015(1)	September 29, 2015	0.0500	739	4,475	53
February 26, 2015	October 23, 2015(1)	October 29, 2015	0.0500	750	2,974	38
February 26, 2015	November 20, 2015(1)	November 27, 2015	0.0500	753	2,694	35
February 26, 2015	December 22, 2015(1)	December 30, 2015	0.0500	764	2,216	25
April 1, 2015	April 23, 2015	April 29, 2015	0.1567	2,581	—	—
April 1, 2015	May 21, 2015	May 28, 2015	0.1567	2,529	3,126	52
April 1, 2015	June 22, 2015	June 29, 2015	0.1567	2,483	4,266	63
July 1, 2015	July 23, 2015	July 30, 2015	0.1567	2,454	5,016	74
July 1, 2015	August 21, 2015	August, 28, 2015	0.1567	2,434	5,701	74
July 1, 2015	September 23, 2015	September 29, 2015	0.1567	2,320	14,026	168
October 1, 2015	October 23, 2015	October 29, 2015	0.1567	2,349	9,317	119
October 1, 2015	November 20, 2015	November 27, 2015	0.1567	2,358	8,443	111
October 1, 2015	December 22, 2015	December 30, 2015	0.1567	2,392	6,929	79
Total Distributions Declared and Distributed for Fiscal 2015			$2.38	$35,585	77,783	$1,024

(1)	On February 26, 2015, the Company’s Board declared a special distribution of $0.50 per share of the Company’s common stock, to be paid monthly over the remainder of 2015.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 15. Distributions  – (continued)

Date Declared	Record Date	Payment Date	Amount Per Share
February 27, 2014	March 14, 2014	March 26, 2014	$0.4700
May 8, 2014	June 9, 2014	June 26, 2014	0.4700
August 7, 2014	September 12, 2014	September 26, 2014	0.4700
October 2, 2014	October 22, 2014	October 30, 2014	0.1567
October 2, 2014	November 21, 2014	November 28, 2014	0.1567
October 2, 2014	December 19, 2014	December 30, 2014	0.1567
Total Distributions Declared and Distributed for Fiscal 2014			$1.88

Note 16. Share Repurchase Program

On February 26, 2015, the Company’s Board authorized a program for the purpose of repurchasing up to $12.0 million worth of its common stock. Under the repurchase program, the Company could have, but was not obligated to, repurchase its outstanding common stock in the open market from time to time provided that the Company complied with the prohibitions under its Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. The repurchase program was in place until the earlier of March 31, 2016 or until $12.0 million of the Company’s outstanding shares of common stock had been repurchased. As of December 31, 2016, the repurchase program has expired and has not been extended by the Board.

During the year ended December 31, 2016, no shares were repurchased under the repurchase program. Since the approval of the repurchase program, the Company repurchased 774,858 shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $12.0 million, utilizing the maximum amount available under the repurchase program. The Company is incorporated in Maryland and under the laws of the state, shares repurchased are considered retired (repurchased shares become authorized but unissued shares) rather than treasury stock. As a result, the cost of the stock repurchased is recorded as a reduction to capital in excess of par value on the consolidated statement of changes in net assets.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 17. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2016, 2015, 2014, and 2013 (dollars in thousands, except share and per share data):

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per share data:
Net asset value at beginning of period	$17.04	$18.56	$20.71	$17.61
Net investment income(1)	1.84	1.67	1.54	1.50
Net realized gain (loss) on investments(1)	(1.44)	0.35	0.06	0.17
Net unrealized appreciation (depreciation) on investments and on Written Call Option(1)	0.18	(1.11)	(1.87)	0.55
Distributions declared from net investment income	(1.80)	(1.88)	(1.88)	(0.47)
Distributions declared from net realized gains	—	(0.50)	—	—
Partners’ capital contribution	—	—	—	1.92
Distribution to partners	—	—	—	(0.57)
Issuance of common stock	—	(0.15)	—	—
Accretive impact of stock repurchase	—	0.13	—	—
Other(7)	(0.03)	(0.03)	—	—
Net asset value at end of period	$15.79	$17.04	$18.56	$20.71
Net assets at end of period	$250,582	$268,802	$240,837	$268,670
Shares outstanding at end of period	15,868,045	15,777,345	12,974,420	12,974,420
Per share market value at end of period	$12.93	$12.08	$17.87	$19.90
Total return based on market value(2)	24.07%	(20.43)%	(0.85)%	1.88%
Ratio/Supplemental data:
Ratio of net investment income to average net assets	11.32%	9.55%	7.78%	7.68%
Ratio of incentive fee, net of incentive fee waiver, to average net assets(6)	2.01%	1.88%	1.11%	0.60%
Ratio of debt related expenses to average net assets	7.68%	7.17%	5.21%	3.30%
Ratio of other operating expenses to average net assets	5.61%	5.52%	5.20%	2.38%
Ratio of total expenses, net of fee waivers to average net assets(6)	15.31%	14.57%	11.52%	6.28%
Portfolio turnover rate(3)	21.33%	25.99%	18.62%	16.77%
Average debt outstanding(4)	$356,758	$324,824	$255,268	$198,159
Average debt outstanding per common share	$22.48	$20.59	$19.67	$15.27
Asset coverage ratio per unit(5)	$2,592	$2,465	$1,788	$2,376

(1)	Based on daily weighted average balance of shares outstanding during the period.
(2)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s DRIP. Total investment return does not reflect brokerage commissions.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 17. Financial Highlights  – (continued)

(3)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.
(4)	Based on daily weighted average balance of debt outstanding during the period.
(5)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtness not represented by senior securities, to the aggregate amount of senior securities representing indebtness. We have excluded our SBA-guaranteed debentures from the asset coverage calculation as of December 31, 2016 pursuant to the exemptive relief granted by the SEC in June 2014 that permits us to exclude such debentures from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtness.
(6)	The ratio of waived fees to average net assets was 0.65%, 0.40%, 0.09% and 0.13% for the years ended December 31, 2016, 2015, 2014 and 2013, respectively.
(7)	Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.

Note 18. Selected Quarterly Financial Data (Unaudited)

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$16,515	$17,357	$16,991	$17,449
Net investment income	$6,747	$7,441	$7,431	$7,421
Net increase (decrease) in net assets from operations	$8,097	$(2,013)	$7,257	$(4,189)
Net investment income per share(1)	$0.43	$0.47	$0.47	$0.47
Net increase (decrease) in net assets from operations per share(1)	$0.51	$(0.13)	$0.46	$(0.27)
Net asset value per share at end of period	$15.79	$15.68	$16.28	$16.29

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total investment income	$16,547	$18,304	$15,084	$14,041
Net investment income	$7,406	$7,787	$5,317	$4,817
Net increase (decrease) in net assets from operations	$(8,917)	$7,958	$4,942	$9,867
Net investment income per share(1)	$0.47	$0.48	$0.33	$0.37
Net increase (decrease) in net assets from operations per share(1)	$(0.57)	$0.49	$0.31	$0.76
Net asset value per share at end of period	$17.04	$18.04	$17.95	$18.35

(1)	Calculated based on weighted average shares outstanding during the quarter.

CAPITALA FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2016

Note 19. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2016.

Distributions

On January 3, 2017, the Company’s Board declared normal monthly distributions for January, February and March of 2017 as set forth below:

Date Declared	Record Date	Payment Date	Distributions Per Share
January 3, 2017	January 20, 2017	January 30, 2017	$0.1300
January 3, 2017	February 20, 2017	February 27, 2017	0.1300
January 3, 2017	March 23, 2017	March 30, 2017	0.1300
Total Distributions Declared for Fiscal 2017			$0.39

Portfolio Activity

On January 3, 2017, the Company exited its investment in Medical Depot Inc., receiving $14.7 million in cash for its subordinated debt investment repaid at par and $6.3 million in cash related to its equity investment. The equity realization resulted in a $5.0 million realized gain.

On January 9, 2017, the Company received $5.0 million in cash repayment for its second lien debt investment in Emerging Markets Communications, LLC, repaid at par.

On January 20, 2017, the Company invested $16.0 million in first lien debt and $2.0 million in membership units of Currency Capital, LLC. The debt investment has a yield of LIBOR + 11.0%, with a 0.5% floor.

On February 2, 2017, the Company restructured its investment in US Well Services, LLC, exchanging its $15.3 million first lien debt investment for an $8.5 million first lien debt investment, yielding LIBOR + 9.0% or LIBOR + 11.0% if paid in kind, and an initial 4.9% equity ownership in USWS Holdings, LLC. In addition, the Company committed $2.1 million in a first lien revolving credit facility to US Well Services, LLC, yielding LIBOR + 6.0% and obtained an initial 0.4% equity ownership in USWS Holdings, LLC.

On February 21, 2017, the Company received $4.8 million in cash repayment for its second lien debt investment in Brock Holdings III, Inc.

$50,000,000

Capitala Finance Corp.

5.75% Convertible Notes due 2022

Prospectus Supplement

May 23, 2017

Sole Book-Running Manager

Keefe Bruyette & Woods
            A Stifel Company

Co-Managers

BB&T Capital Markets	Janney Montgomery Scott	Seaport Global